UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-10145

Baillie Gifford Funds

(Exact name of registrant as specified in charter)

1 Greenside Row
Edinburgh, Scotland, UK, EH1 3AN

(Address of principal executive offices) (Zip code)

Gareth Griffiths
1 Greenside Row
Edinburgh, Scotland, UK, EH1 3AN

(Name and address of agent for service)

Registrant's telephone number, including area code:    011-44-131-275-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

BAILLIE GIFFORD FUNDS

Baillie Gifford China A Shares Growth Fund

Baillie Gifford China Equities Fund

Baillie Gifford Developed EAFE All Cap Fund

Baillie Gifford EAFE Plus All Cap Fund

Baillie Gifford Emerging Markets Equities Fund

Baillie Gifford Emerging Markets ex China Fund

Baillie Gifford Global Alpha Equities Fund

Baillie Gifford Global Stewardship Equities Fund

Baillie Gifford Health Innovation Equities Fund

Baillie Gifford International Alpha Fund

Baillie Gifford International Concentrated Growth Equities Fund

Baillie Gifford International Growth Fund

Baillie Gifford International Smaller Companies Fund

Baillie Gifford Long Term Global Growth Fund

Baillie Gifford Positive Change Equities Fund

Baillie Gifford U.S. Discovery Fund

Baillie Gifford U.S. Equity Growth Fund

Annual Report

December 31, 2021

Index

Page Number
01	Shareholder Letter
02	Management Discussion
42	Fund Expenses
Baillie Gifford China A Shares Growth Fund
50	Industry Diversification Table
51	Portfolio of Investments
53	Financial Statements
56	Financial Highlights
Baillie Gifford China Equities Fund
58	Industry Diversification Table
59	Portfolio of Investments
62	Financial Statements
65	Financial Highlights
Baillie Gifford Developed EAFE All Cap Fund
67	Industry Diversification Table
68	Portfolio of Investments
72	Financial Statements
75	Financial Highlights
Baillie Gifford EAFE Plus All Cap Fund
80	Industry Diversification Table
81	Portfolio of Investments
85	Financial Statements
88	Financial Highlights
Baillie Gifford Emerging Markets Equities Fund
93	Industry Diversification Table
94	Portfolio of Investments
98	Financial Statements
101	Financial Highlights
Baillie Gifford Emerging Markets ex China Fund
107	Industry Diversification Table
108	Portfolio of Investments
111	Financial Statements
114	Financial Highlights
Baillie Gifford Global Alpha Equities Fund
116	Industry Diversification Table
117	Portfolio of Investments
122	Financial Statements
125	Financial Highlights
Baillie Gifford Global Stewardship Equities Fund
130	Industry Diversification Table
131	Portfolio of Investments
135	Financial Statements
138	Financial Highlights
Baillie Gifford Health Innovation Equities Fund
140	Industry Diversification Table
141	Portfolio of Investments
143	Financial Statements
146	Financial Highlights
Baillie Gifford International Alpha Fund
148	Industry Diversification Table
149	Portfolio of Investments
154	Financial Statements
157	Financial Highlights
Baillie Gifford International Concentrated Growth Equities Fund
163	Industry Diversification Table
164	Portfolio of Investments
166	Financial Statements
169	Financial Highlights
Baillie Gifford International Growth Fund
171	Industry Diversification Table
172	Portfolio of Investments

Page Number
176	Financial Statements
179	Financial Highlights
Baillie Gifford International Smaller Companies Fund
185	Industry Diversification Table
186	Portfolio of Investments
190	Financial Statements
193	Financial Highlights
Baillie Gifford Long Term Global Growth Fund
195	Industry Diversification Table
196	Portfolio of Investments
198	Financial Statements
201	Financial Highlights
Baillie Gifford Positive Change Equities Fund
205	Industry Diversification Table
206	Portfolio of Investments
209	Financial Statements
212	Financial Highlights
Baillie Gifford U.S. Discovery Fund
214	Industry Diversification Table
215	Portfolio of Investments
217	Financial Statements
220	Financial Highlights
Baillie Gifford U.S. Equity Growth Fund
222	Industry Diversification Table
223	Portfolio of Investments
225	Financial Statements
228	Financial Highlights
230	Notes to Financial Statements
257	Report of Independent Registered Public Accounting Firm
259	Supplemental Information
259	Federal Income Tax Information
261	Management of the Trust
263	Board Considerations Regarding New Fund Advisory Agreement Approval

This report is intended for shareholders of the funds listed on the front of this report (each, a "Fund", and collectively the "Funds") and may not be used as sales literature unless preceded or accompanied by a current prospectus for each Fund.

The statements and views expressed in this report are as of this report's period end and are subject to change at any time. All investments entail risk, including the possible loss of principal.

Scenic view of Bostadh Beach and Luskentyre Beach in Summer, Isle of Harris, Scotland

Source: © Markus Keller/Shutterstock

Shareholder Letter

Annual Report December 31, 2021

Dear Shareholder,

There is no doubt that 2021 has been a challenging year personally for many, with most of us continuing to feel the impacts of COVID-19 on our daily lives. I would therefore like to open this year's letter once again by wishing you well after what has been another trying period. In this difficult environment we deeply appreciate your ongoing trust in Baillie Gifford and remain committed to delivering high-quality investment and reporting services to you.

Optimistically, the global vaccination roll-out continues and new variants appear to be less severe so we are now all hopeful that we are approaching the beginning of the end of this pandemic. Baillie Gifford's investment and client service professionals are eager to travel responsibly to see companies and shareholders in the United States in a more promising 2022.

The Baillie Gifford team is working on a hybrid basis, and we welcome the benefits of in-person collaboration, and the value in increased flexibility for everyone. We are keen to better understand what the 'new normal' looks like for you and how we can evolve so that we can continue to deliver excellent service across what will likely be new and different working models.

Our primary focus continues to be to deliver excellent long-term investment performance by conducting proprietary investment research and selecting only those companies that we beleive offer the best long-term growth potential. We have successfully completed a number of post-lockdown research trips. It is fair to say that we are delighted to be meeting with management and able to reach key stakeholders in person again, as this enables us to form stronger relationships and, in some cases, to better understand the investment case for each business. Much like our shareholder interactions, we envisage that going forward optimum research will involve both virtual and in person meetings.

We remain resolutely long-term in all that we do. Through both good and bad periods of performance we focus on company fundamentals in the knowledge that a portfolio that contains companies with strong earnings growth will deliver strong investment returns over the long-term. When it comes to reflecting back over the 2021 calendar year, we therefore don't think about the short-term market swings. In broad terms, during this reporting period we have seen a divergence between continued strong operational results and share price performance, as investors have taken profit and the holdings that have driven performance in prior years have become a source of weakness. With our experience of successfully investing through market cycles we are not surprised that share prices have not reflected fundamentals over the short-term. Overall we believe the portfolios we manage on your behalf remain appropriately positioned. We have seen management teams adapting to supply chain challenges and we're confident that most of your holdings have ample pricing power to cope with a possible period of higher inflation ahead. We remain confident in structural growth opportunities driven by new innovation, entrepreneurship and technology advancements across the globe. We ask that performance be considered on a long-term basis (five-year periods or longer) and are pleased to continue to deliver excellent returns across this longer time horizon.

Our focus remains on deploying your capital into tangible, returns-generating activities. We believe our tried and tested philosophy and process leads to investment in high-quality businesses run by long term, aligned management teams. Attitudes towards Environmental, Social and Governance ("ESG") factors are evolving significantly and we anticipate they will become increasingly important for investors. We have long considered ESG factors to be relevant when analysing whether or not a business can grow over the next decade. This is now even more important as global issues, such as climate change, come to the fore and we see younger generations fighting for change. For companies to thrive in the future they need to have ambition and a vision that incorporates ESG factors, as well as Diversity, Equality and Inclusion. This applies to all sectors of the market and we will continue to encourage portfolio companies to adopt sound principles in these areas.

In last year's letter I noted that Greta Thunberg led the biggest climate protest to date in 2020. This year, in our home country of Scotland, Glasgow hosted The 26th UN Climate Change Conference of the Parties where the outcome was the completion of the Paris Agreement rulebook. This keeps the Paris targets alive, giving us a chance of limiting the increase in global temperatures due to climate change to 1.5 degrees Celsius. We are excited to see innovative companies coming up with solutions for a brighter future, as some of them will make fantastic changes for society, and potentially very attractive long-term growth stocks.

I invite you to read this annual report, which summarizes our work on your behalf. Thank you for investing in Baillie Gifford Funds.

Sincerely,

David Salter
President
Baillie Gifford Funds

01

Management Discussion (unaudited)

Annual Report December 31, 2021

Baillie Gifford China A Shares Growth Fund

Market Conditions and Review of Performance during 2021

The Fund underperformed the MSCI China A Onshore Index by 7.01% for the year. As China focuses on its longer-term goals at the expense of short-term growth, the market has been affected by a tougher regulatory environment and a slowing economy impacted by power shortages and weakness in the real estate sector. When it comes to regulations, China's primary intentions are seemingly aligned with resolving issues of national security, data privacy and anti-trust regulations, albeit these are often conflated with worries about political motivations. In contrast to much of the market, we see much of the regulatory change as positive. These are global issues which, given the rapid innovation we have seen in China over that last decade, may not seem out of place in a longer term framework considering the need for robust structures around the protection and sustainability of consumer and state interests.

We aim to avoid broad generalizations and don't have a blanket view on China, but instead take a stock-by-stock approach as the issues faced by each can be very different. Although stock specifics typically drive Fund performance, this year was notable for a number of trends which drove returns, particularly in the second half of the year. Those sectors aligned with government policy and goals, such as renewable energy, industrial automation and semiconductors performed well. In contrast, the 'three mountains' of property, education and healthcare performed poorly given concerns over rising top-down regulation and pricing pressure. This is seen as part of President Xi Jinping's drive to support common prosperity and rising birth rates by reducing the costs of public services. The Fund has limited holdings in the property and education sectors but does have significant positions in the health care sector. We continue to believe that China is supportive of its domestic innovative healthcare businesses in a drive to achieve self-sufficiency and that it is the generic drug manufacturers who are most at risk.

CATL and Asymchem Laboratories were the top two positive contributors to performance over the 12-month period.

CATL, one of the world's leading electric vehicle battery suppliers, has continued to report strong operational results and its commitment to an ambitious capacity expansion plan. We believe this capacity expansion, on top of CATL's cost advantages and innovation, put the company in an excellent position for high growth in coming years. We think the competitive advantage of the company comes from its scale and customer relationships which have been built over time with domestic government support and are now being reflected in CATL's rising global market share.

Despite being caught in the final quarter's sell off in the healthcare sector, Asymchem Laboratories remained a top performer for the year. Asymchem had also been the top contributor in 2020. The company is a contract development and manufacturing organization offering comprehensive services to pharmaceutical companies ranging from research and development to manufacturing. It is benefiting from a shift in demand for contract operations to lower cost markets as well as China's attempts to nurture more innovative drug discovery companies.

Among the key detractors from performance over the 12-month period were Jiangsu Hengrui and Topchoice Medical.

Jiangsu Hengrui is a Chinese generics drugs company which has been under pressure from growing regulatory risks and pricing concerns. We had reduced the holding in June on the back of a shift in their business model which we felt took them away from their core expertise, but had not foreseen the scale of regulatory concern for generics manufacturers in the second half of the year. The company continues to be a key player with a large sales force and strong distribution network in a market with significant growth opportunities, albeit regulatory changes have lessened our long-term conviction.

In contrast, Topchoice Medical performed poorly despite its excellent operational performance. The company reported strong growth for the first nine months of 2021. Their core hospitals have maintained steady operations, new dental implant service packages have expanded their presence in the rapidly growing low-price dental implant market, and their talent development program continues to attract new dentists and underpinning future growth.

We are of the view that much of the recent stock market performance has been driven by factors beyond the operational performance of individual companies though, in truth, short-term market performance doesn't tell us much about the long-term outcomes of the companies in which we have invested for you. Whilst volatility may last a while, experience has taught us to remain steadfastly focused on the fundamentals and ride out what we believe to be these relatively short-term bouts in order to secure good long-term returns for shareholders.

02

Management Discussion (unaudited)

Annual Report December 31, 2021

Investment strategies used to manage the Fund

The Fund is a purely stock-driven, unconstrained equity strategy focused on investing in exceptional growth companies listed on the domestic stock markets in China (known as 'A' shares). The portfolio is benchmark agnostic. Our research framework is at the heart of our process. Every new idea in the portfolio must be passed through our research format to ensure we focus our investment analysis on the long-term fundamentals. The research framework comprises two separate approaches. A 10-question stock research framework considers both the scale and sustainability of the opportunity on a 5-10 year view. This framework encourages us to consider the scale of the opportunity for the company over the next decade along with the cultural and financial factors which will allow the company to capitalize on this opportunity. We have an additional due diligence checklist which helps focus further attention on governance, financials, ownership and potential risks. Our aim is to identify the exceptional growth businesses in China and hold them for long enough that the advantages of their business models and strength of their cultures become dominant drivers of their share prices. We believe our patience and long-term time horizons are a significant differentiator from the short-term focus of the market.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Anker Innovations Technology, Beijing United Information Technology, LONGi Green Energy Technology, Oppein Home Group, Shenzhen Megmeet Electrical, Sinocare, Wuxi Lead Intelligent Equipment

Complete Sales:

Hangzhou Hikvision, Yili Dairy

Fund Performance for periods ended 12/31/21 (Average Annual Total Returns)

	One Year	% p.a. Since Inception	Inception Date
Baillie Gifford China A Shares Growth Fund Class K	-2.82%	37.94%	12/19/19
Baillie Gifford China A Shares Growth Fund Institutional Class	-2.82%	37.94%	12/19/19
MSCI China A Onshore Index	4.19%	21.77%	12/19/19

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2021. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class K shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

03

Management Discussion (unaudited)

Annual Report December 31, 2021

Baillie Gifford Developed EAFE All Cap Fund

Market Conditions and Review of Performance during 2021

What a year 2021 has been. It began with much market optimism but has ended with more uncertainty. The world's media has been gripped with headlines on COVID-19 variants, swings in economic growth and corporate earnings, and the challenges of navigating cyclical factors. More ingrained, and ever more apparent as the year progressed, has been a battle with inflation, supply chain pinch points, and global leaders at logger-heads. Meanwhile for the Fund, we remain removed from this maddening noise and from the market crowds. We are resolutely long-term in our approach to finding world-class companies, and continue to evolve and improve how we invest.

Supply chain bottlenecks including microchip shortages, backed-up container ships, lack of delivery trucks and truck drivers, and over-demand for many consumer goods have become increasingly familiar over the year. These bottlenecks are a persistent challenge for many of the Fund's holdings, and it's something we are constantly challenging ourselves on — how long will these problems last, is there something more material or structural behind them? Meanwhile inflation has been on the rise, both in the absolute sense and in the level of rhetoric. It appears the U.S. Federal Reserve and central banks the world over created far more liquidity than the pandemic-plagued economies turned out to need. Rightly so, many might argue. Afterall, there is no blueprint for navigating the once in a generation health crisis we have all endured. The challenge from here on out, though, is what to do next. What are the implications if excess liquidity is out there for too long? Rather than fixating on answering these questions now, we believe it is important to remain open-minded. When we turn to the Fund, most of the holdings are in a strong position with what we believe to be high quality business franchises, resilient balance sheets, high profit margins, and robust cashflows. These are the fundamental qualities that brought the companies into the Fund and we think they will help them navigate whatever challenges the next year brings.

Turning to performance, it has again been an encouraging period in terms of underlying operational performance across the Fund, although it has been tougher on share price returns for some holdings. Luxury and technology companies have done well, especially in Europe. In terms of stock attribution, three of the top performers for the past year have been NIBE, Mettler Toledo, and ASML.

NIBE is a Swedish heating technology company that aims to provide world-class solutions in sustainable energy. NIBE's offerings include geothermal heat pumps that allow users to heat their homes using ground source energy. The business has been boosted by continued consumer demand for environmentally friendly products, and we expect penetration of heat pumps in the European and US markets to continue to rise from what is still a low base.

Swiss company Mettler Toledo is a leading manufacturer of weighing and measuring instruments for laboratory, industrial, and food retail applications. A serial strong performer for the Fund over many years, the company has again seen very robust top line and profit growth, which has been rewarded. We see Mettler Toledo as a hidden champion providing lab equipment for research and development in many industries.

Dutch company ASML is the world's largest manufacturer of high-end lithography equipment. Results continue to be strong, operating margins continue to rise, and the management continue to be upbeat on the company's long-term outlook. We remain enthused about the ongoing implications of the advancement of Moore's Law (which holds that, generally, the number of transistors on a microchip doubles about every two years), ASML's strong monopolistic position, and the broader implications of this for technology.

Amongst the negative contributors, some of the internet disruptors and rapid growers in the Fund make an appearance. Many of these saw strong returns in more recent years. During the 12-month period detractors included Zalando, Ubisoft, and ASOS.

Zalando specializes in fashion retail and is one of the European leaders in this space. The company continues to make good operational progress, it has launched recently in new markets, is growing steadily, and is doing well at retaining its lockdown customers. However, there have been mounting concerns as to what the long-term growth of the business will be. We believe Zalando has an enormous potential market with the shift of fashion to online and are encouraged that the company has continued to invest heavily in its logistics infrastructure.

Ubisoft is a leading games developer. Recently, results have been somewhat lackluster, and there have been further delays to two game releases, which has resulted in reduced guidance. We believe these issues will be short-term in nature and consider the gaming franchise to have strong long-term potential.

04

Management Discussion (unaudited)

Annual Report December 31, 2021

ASOS is a leader in online fashion and seen as a disruptor for the apparel industry. Its performance has been mired in a series of operational hiccups, slowing growth, and management changes in the latter parts of the year. Like Zalando, ASOS has also seen market doubts about what long-term growth rates will prevail.

Investment strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an approach that focuses on the analysis of individual stocks and de-emphasizes the significance of economic and market cycles. We aim to invest in companies that we believe will generate sustainable earnings growth above the market over the long-term. In determining the potential of a company, we analyze industry background, competitive advantages, management capabilities, financial strength, and valuation. From the outset we also consider aspects that may derail the investment case, and we revisit the thesis for the Fund's holdings on a regular basis to ensure that our expectations are being met.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Auto1, Farfetch, Games Workshop, IMCD, Recruit Holdings, Wise, Z Holdings

Complete Sales:

Jardine Matheson, Jardine Strategic, Kingspan, Kone, SEEK, Treasury Wine Estates, Wood Group

05

Management Discussion (unaudited)

Annual Report December 31, 2021

Fund Performance for periods ended 12/31/21 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Since Inception	Inception Date
Baillie Gifford Developed EAFE All Cap Fund Class 2	7.44%	14.45%	8.92%	04/15/14
Baillie Gifford Developed EAFE All Cap Fund Class 3	7.51%	14.51%	8.95%	03/24/17
Baillie Gifford Developed EAFE All Cap Fund Class 4*	7.54%	14.47%	8.93%	01/13/21
Baillie Gifford Developed EAFE All Cap Fund Class K	7.47%	14.46%	8.92%	04/28/17
Baillie Gifford Developed EAFE All Cap Fund Institutional Class	7.36%	14.38%	8.81%	04/28/17
MSCI EAFE Index	11.78%	10.06%	6.04%	04/15/14

*  Returns for Class 4 shares are based on actual performance from January 13, 2021. Prior to that date, returns are calculated based on Class 2 shares.

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2021. Additional year-over-year returns for each class are available in the Financial Highlights section.

  Returns for the Class K and Institutional Class shares are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the Class K and Institutional Class fees where these fees are higher.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 shares and the index.

06

Management Discussion (unaudited)

Annual Report December 31, 2021

Baillie Gifford EAFE Plus All Cap Fund

Market Conditions and Review of Performance during 2021

What a year 2021 has been. It began with much market optimism but has ended with more uncertainty. The world's media has been gripped with headlines on COVID-19 variants, swings in economic growth and corporate earnings, and the challenges of navigating cyclical factors. More ingrained, and ever more apparent as the year progressed, has been a battle with inflation, supply chain pinch points, and global leaders at logger-heads. Meanwhile for the Fund, we remain removed from this maddening noise and from the market crowds. We are resolutely long-term in our approach to finding world-class companies, and continue to evolve and improve how we invest.

Supply chain bottlenecks including microchip shortages, backed-up container ships, lack of delivery trucks and truck drivers, and over-demand for many consumer goods have become increasingly familiar over the year. These bottlenecks are a persistent challenge for many of the Fund's holdings, and it's something we are constantly challenging ourselves on — how long will these problems last, is there something more material or structural behind them? Meanwhile inflation has been on the rise, both in the absolute sense and in the level of rhetoric. It appears the U.S. Federal Reserve and central banks the world over created far more liquidity than the pandemic-plagued economies turned out to need. Rightly so, many might argue. Afterall, there is no blueprint for navigating the once in a generation health crisis we have all endured. The challenge from here on out, though, is what to do next. What are the implications if excess liquidity is out there for too long? Rather than fixating on answering these questions now, we believe it is important to remain open-minded. When we turn to the Fund, most of the holdings are in a strong position with what we believe to be high quality business franchises, resilient balance sheets, high profit margins, and robust cashflows. These are the fundamental qualities that brought the companies into the Fund and we think they will help them navigate whatever challenges the next year brings.

Turning to performance, it has again been an encouraging period in terms of underlying operational performance across the Fund, although it has been tougher on share price returns for some holdings. Luxury and technology companies have done well, especially in Europe. In terms of stock attribution, three of the top performers for the past year have been NIBE, Mettler Toledo, and Sartorius.

NIBE is a Swedish heating technology company that aims to provide world-class solutions in sustainable energy. NIBE's offerings include geothermal heat pumps that allow users to heat their homes using ground source energy. The business has been boosted by continued consumer demand for environmentally friendly products, and we expect penetration of heat pumps in the European and US markets to continue to rise from what is still a low base.

Swiss company Mettler Toledo is a leading manufacturer of weighing and measuring instruments for laboratory, industrial, and food retail applications. A serial strong performer for the Fund over many years, the company has again seen very robust top line and profit growth, which has been rewarded. We see Mettler Toledo as a hidden champion providing lab equipment for research and development in many end industries.

Sartorius is a German company makes single-use equipment and products that are used in the manufacturing of biological products, for example antibodies and vaccines. In addition to being exposed to an attractive area of biological drugs, the company is well-positioned to benefit from the structural shift from reusable to single-use bio-manufacturing technology. Its operational performance continues to be strong, order growth continues to be promising, and management have reiterated their confidence in the long-term growth opportunity.

Amongst the negative contributors, some of the internet disruptors and rapid growers in the Fund make an appearance. Many of these saw strong returns in more recent years. During the 12-month period detractors included Zalando, Alibaba, and Ubisoft.

Zalando specializes in fashion retail and is one of the European leaders in this space. The company continues to make good operational progress, it has launched recently in new markets, is growing steadily, and is doing well at retaining its lockdown customers. However, there have been mounting concerns as to what the long-term growth of the business will be. We believe Zalando has an enormous potential market with the shift of fashion to online and are encouraged that the company has continued to invest heavily in its logistics infrastructure.

Alibaba is a notable detractor. Operationally, Alibaba has seen growth slowing, regulatory headwinds mounting, and a number of management changes, all of which has led to significant weakness in the shares. Whilst we acknowledge these issues, we continue to believe the core e-commerce franchise, cloud, and payments business valuations remain particularly compelling.

07

Management Discussion (unaudited)

Annual Report December 31, 2021

Ubisoft is a leading games developer. Recently, results have been somewhat lackluster, and there have been further delays to two game releases, which has resulted in reduced guidance. We believe these issues will be short-term in nature and consider the gaming franchise to have strong long-term potential.

Investment strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an approach that focuses on the analysis of individual stocks and de-emphasizes the significance of economic and market cycles. We aim to invest in companies that we believe will generate sustainable earnings growth above the market over the long-term. In determining the potential of a company, we analyze industry background, competitive advantages, management capabilities, financial strength, and valuation. From the outset we also consider aspects that may derail the investment case, and we revisit the thesis for the Fund's holdings on a regular basis to ensure that our expectations are being met.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Auto1, Coupang, Farfetch, Games Workshop, HDFC Corp, IMCD, Recruit Holdings, Wise, Z Holdings.

Complete Sales:

Jardine Matheson, Jardine Strategic, Kingspan, Kone, Seek, Treasury Wine Estates, Tsingtao Brewery, Wood Group

08

Management Discussion (unaudited)

Annual Report December 31, 2021

Fund Performance for periods ended 12/31/21 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	% p.a. Since Inception	Inception Date
Baillie Gifford EAFE Plus All Cap Fund Class 2	3.31%	13.98%	10.82%	9.30%	12/17/09
Baillie Gifford EAFE Plus All Cap Fund Class 3*	3.38%	14.00%	10.83%	9.31%	08/03/20
Baillie Gifford EAFE Plus All Cap Fund Class 4**	3.50%	14.02%	10.84%	9.32%	10/11/21
Baillie Gifford EAFE Plus All Cap Fund Class K	3.33%	13.99%	10.82%	9.30%	04/28/17
Baillie Gifford EAFE Plus All Cap Fund Institutional Class	3.20%	13.89%	10.69%	9.17%	04/28/17
MSCI EAFE Index	11.78%	10.06%	8.53%	6.81%	12/17/09

*  Returns for Class 3 shares are based on actual performance from August 3, 2020. Prior to that date returns are calculated based on Class 2 shares.

**  Returns for Class 4 shares are based on actual performance from October 11, 2021. Prior to that date returns are calculated based on Class 2 shares.

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2021. Additional year-over-year returns for each class are available in the Financial Highlights section.

  Returns for the Class K and Institutional Class shares are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the Class K and Institutional Class fees where these fees are higher.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

09

Management Discussion (unaudited)

Annual Report December 31, 2021

Baillie Gifford Emerging Markets Equities Fund

Market Conditions and Review of Performance during 2021

The Fund underperformed the MSCI Emerging Markets index for the year, by 6.39% for Class 5 shares. While our investment horizon remains five years, this short-term performance is disappointing. However, the Fund's turnover remains low, which reflects our ongoing conviction in the companies in which we invest on shareholders' behalf. When markets fixate on macro events, strong operational performance of individual companies often gets overlooked.

Perhaps unsurprisingly, the main performance detractors over 2021 were Chinese holdings, including Alibaba, Ping An Insurance and Tencent Music Entertainment. The regulatory environment has been challenging for online businesses during 2021. As it relates to China, we think the value we can add here is not in second guessing government policy, but instead in understanding the market reaction to this and where we might have a different view. Ultimately, we believe that much of the regulatory change as it relates to China is positive, especially if it is about improving the experience for customers, businesses and workers. The key question is then how this impacts the long-term growth potential for each company and we've been working through the upside case for your Chinese stocks incorporating the new regulatory changes.

Our initial work suggests quite different outcomes for a number of the Fund's holdings. The Fund's lack of exposure to property developers and education companies has not changed and is unlikely to do so imminently. The additions to the Fund's holdings of Tencent, Ping An and Meituan this year should be seen in this context but similarly we do think some platform businesses look less attractive under this new regulatory framework. Overall, however, we'd caution against the more melodramatic reactions to Chinese regulations. China looks far from 'uninvestable' to us, we think there is an abundance of growth opportunities to pick from.

Outside of China, Polish ecommerce company Allegro also detracted from performance over 2021 driven by concerns about increased competition from Amazon and SEA Ltd. Nonetheless, at the third quarter results, revenue grew 33% year-on-year. Encouragingly, active customers have also grown 6% year-on-year to 13.3 million, with gross merchandise value per buyer increased 25% year-on-year supported by rising SMART penetration (similar to

Amazon Prime), with 600 collection lockers available for customers, and 3,000 planned for end of 2022. To broaden its geographical coverage Allegro is acquiring Czech online retailer Mall Group for €881 million to create a regional platform. Mall Group has a strong presence in the Czech Republic, Slovakia and Slovenia with smaller operations in Hungary, Croatia and Poland. We believe the deal will increase Allegro's total addressable market to over 70 million people.

The individual contributors to performance over the 12-month period were varied, reflecting the bar-belled portfolio, and included Brazilian oil company Petrobras. Brent crude started the year at about US$ 50/barrel and ended at US$ 77/barrel. Consequently, Petrobras produced strong operational results with third quarter recurring net income of US$ 3.3 billion, up from US$ 600 million a year earlier. Meanwhile, Free Cashflow was a prodigious US$ 9 billion. The company was able to reduce gross debt from US$ 71.0 billion at the end of the first quarter to US$ 59.6 billion at the end of the third quarter. Petrobras continues to enjoy some of the lowest costs outside of the Middle East with overall lifting costs of US$ 5.0/barrel and only US$ 2.5/barrel in its 'pre salt' fields. Currently, there are roughly 1,500 oil and gas drilling rigs in operation around the world. This is less than half the number operating a decade ago and suggests oil prices could remain high for considerably longer.

Taiwanese semiconductor companies Mediatek and TSMC were both strong performance contributors during the 12-month period. At Mediatek, revenue growth is running at 35% year-on-year and operating income increased 100% Year on Year as at the last set of results. For TSMC we are encouraged that over half the revenues came from the advanced 5nm and 7nm modes with demand driven by smartphones and high-performance computers.

Leading Chinese battery maker CATL saw third quarter sales of RMB29.3bn, up 131% year-on-year, with net profit of RMB 3.27billion, up 130% year-on-year. This was another contributor to performance over the 12-month period. Half of its business is Electric Vehicles ("EV") in China, while the other half is exports and energy storage. By September 2021, CATL's market share had grown to 55% with top customers including Tesla, NIO, Geely and Brilliance. In August this year, CATL signed an agreement to set up a new high-end battery facility in Lingang, which is the part of Shanghai's Pudong district where the Tesla plant is located. We expect rising EV adoption and CATL's leading position in the domestic market means that the company could be the dominant global battery manufacturer in the future.

Management Discussion (unaudited)

Annual Report December 31, 2021

Emerging markets have been volatile throughout 2021, with a number of challenges for companies to navigate. We are of the view that much of the recent stock market performance has been driven by factors beyond the operational performance of individual companies though, and in truth short-term market performance doesn't tell us much about the long-term outcomes of the companies in which we have invested for you. Whilst volatility may last a while, experience has taught us to stick to our guns and ride out what we hope to be relatively short-term bouts in order to secure good long-term returns for shareholders.

Investment strategies used to manage the Fund

We are long-term, active growth investors and invest in companies that we believe have the most substantial long-term growth prospects. To do so, we look for businesses that enjoy sustainable competitive advantages and which we believe will grow their earnings significantly faster than the market average. As emerging markets investors, we operate in a different opportunity set to global or developed market investors: economic and industrial cycles are often shorter or sharper and information is frequently incomplete. We have significant experience in dealing with these challenges, which require a greater focus on future change rather than the present reality. Our approach results in a committed portfolio which will frequently look very different than its benchmark. In the pursuit of superior performance over the long-term, we are happy to accept volatility around an index in the short term.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Burning Rock Biotech, Coupang, HUYA, Hyundai Motor, IDFC, Kuaishou Technology, Piramal Enterprises, Raizen, StoneCo, Zijin Mining

Complete Sales:

Asian Paints, CNOOC, Credicorp, ICICI Prudential Life, Indraprastha Gas, Jiangsu Hengrui, Kaspi, Kingdee International Software, Maruti Suzuki, Siam Commercial Bank, Yatsen

Management Discussion (unaudited)

Annual Report December 31, 2021

Fund Performance for periods ended 12/31/21 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	% p.a. Since Inception	Inception Date
Baillie Gifford Emerging Markets Equities Fund Class 2	-8.75%	14.44%	8.20%	13.18%	03/02/15
Baillie Gifford Emerging Markets Equities Fund Class 3	-8.68%	14.52%	8.26%	13.26%	03/31/16
Baillie Gifford Emerging Markets Equities Fund Class 4*	-8.66%	14.55%	8.29%	13.27%	01/10/20
Baillie Gifford Emerging Markets Equities Fund Class 5**	-8.61%	14.61%	8.33%	13.29%	04/04/03
Baillie Gifford Emerging Markets Equities Fund Class K	-8.72%	14.44%	8.19%	13.18%	04/28/17
Baillie Gifford Emerging Markets Equities Fund Institutional Class	-8.82%	14.35%	8.07%	13.03%	04/28/17
MSCI Emerging Markets Index	-2.22%	10.25%	5.86%	11.18%	04/04/03

*  Returns for Class 4 shares are based on actual performance from January 10, 2020. Prior to that date, returns are calculated based on Class 5 shares from January 1, 2015, adjusted to reflect the differences in share class fees. Prior to January 1, 2015, returns are calculated based on the shares previously designated as Class 3 shares, prior to conversion to Class 5 shares.

**  Effective January 1, 2015, the share class structure of Baillie Gifford Emerging Markets Equities Fund was changed, and shares previously designated as Class 3 shares were converted to Class 5 shares. The performance information provided for Class 5 reflects the performance for Class 3 for periods prior to January 1, 2015. Class 3 shares were subject to a higher shareholder service fee than Class 5 shares, and no adjustment has been made to the performance information shown for Class 5 to reflect its different expense structure.

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2021. Additional year-over-year returns for each class are available in the Financial Highlights section.

  Returns for the Class K and Institutional Class shares are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the Class K and Institutional Class fees where these fees are higher.

Comparison of the change in value of $10,000 Investment in the Fund's Class 5 shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2021

Baillie Gifford Global Alpha Equities Fund

Market Conditions and Review of Performance during 2021

The long-term performance of the Fund remains strong. Over both the 3-year and 5-year period the Fund's Class 3 shares has outperformed the MSCI ACWI index by 3.96% on an annualized basis. Still, the latest calendar year has been a challenging one in performance terms for the Fund which was 11.32% behind the MSCI ACWI index for Class 3 shares following what was an exceptional year in terms of performance in 2020. The long-term performance track record of the Fund has been built upon patient, long-term investing, often through extremely uncomfortable periods of volatility and in some cases the stocks we hold may face significant share price drawdowns. As reward-seeking growth investors this comes with the territory — we have held on through peak to trough drawdowns of -34%, -26% and -52% in Amazon, Alphabet and Tesla, respectively. These holdings are among the largest contributors to the Fund's long-term outperformance and underpin the importance of backing our conviction and patience. We seek to exploit our advantages of clarity of purpose, a long time horizon, and a philosophy and company structure that support patient investing.

Indeed, to go a step further, we expect many of the businesses we invest in on your behalf to be a 'bumpy ride' in share price terms. The Fund has a meaningful exposure to companies we believe are driving fundamental change, often in sectors or industries which have been characterised by inertia. We have added to several holdings which have been weak in share price terms over the course of 2021.

A significant impact on the performance of the Fund in the past year has been its exposure to China, where share prices have materially fallen following the imposition of widespread regulation by the central government. Naspers was the largest detractor owing to its exposure to Tencent, China's largest internet business. We have sought to remain open-minded about the long-term implications for private enterprise in China. While many others have acted hastily, the only position we have sold directly owing to regulatory changes was telemedicine platform Ping An Healthcare and Technology. We believe that regulations banning the use of artificial intelligence and limiting its ability to generate prescriptions undermined the utility the platform sought to deliver. Elsewhere, valuations of fast-growing businesses such as Alibaba in e-commerce and cloud computing, and Meituan in food delivery, have moderated.

We are, on an ongoing basis, assessing the probability that these businesses can deliver attractive growth from here.

Still, elsewhere there was positive progress that was reflected in strong share price rises. Moderna and Cloudflare were the portfolio's top contributors over the year. Although share prices were volatile, both were strongly higher through 2021, driven by strong operational progress. Moderna has been transformed by the successful development and distribution of its high efficacy COVID-19 vaccine, expected to generate sales of close to $20 billion in 2021. The vaccine has been critical in transforming Moderna from a science research-stage company in Messenger Ribonucleic Acid (mRNA) to validating their mRNA technology and platform at scale. Longer-term we remain optimistic on the potential mRNA has to unlock new treatments across many other diseases and conditions. Meanwhile Cloudflare, which operates cloud-native networking services, reported another quarter of over 50% year-on-year revenue growth and a rising demand from large customers, both things we think will pave it's path to profitability. The company continues to innovate and develop new services to deploy for customers across its well-established network infrastructure.

We acknowledge that we may not always get it right. Instead we seek to be right enough of the time to allow us to capture stocks which can be many multiples of their size in years to come. These winners should more than compensate for any holdings which, unfortunately, don't work out. We believe embracing a breadth of growth to be the best way of capturing outsized returns and delivering outperformance for the Fund.

Our investment approach remains a tried and tested one which centers on bottom-up stock-picking and an ability to invest in growth companies anywhere in the world. We remain focused on generating differentiated insight in search of attractive long-term returns. Crucial to our approach, we seek improvement as investors and guard against complacency, reflecting on and refining the investment process. We introduced the Global Alpha growth profiles (Stalwart, Rapid, Cyclical and Latent) in 2009 to help provide clarity about the inefficiency we sought to exploit in our investments and our expectation about how growth was to be delivered. Our analysis has shown that the benefits of diversification across the growth profiles is real. We have consistently found that the portfolio in aggregate outperforms more often than any of the individual growth profiles on a standalone basis. The exception to this rule has been the Latent Growth profile which has been somewhat of a laggard, outperforming considerably less than its siblings. In other words, it

Management Discussion (unaudited)

Annual Report December 31, 2021

contributes little to the positive diversification effect of the portfolio. We have therefore decided to stop explicitly seeking Latent Growth opportunities for the Fund. In our endeavour to improve as investors it is important to recognise where we do not excel. Therefore, we believe it will be additive to sharpen our focus across the three other growth profiles, where we typically see the most attractive growth opportunities and have a strong track record of identifying winners.

Alongside this change, we have elected to refresh the titles of the growth profiles. These are intended to better reflect the way the businesses are likely to grow rather than the rate of growth. Therefore, 'Stalwart Growth' will become 'Compounders', 'Rapid Growth' will become 'Disrupters' and 'Cyclical Growth' will become 'Capital Allocators'. You will see little change to the underlying holdings in the portfolio — the current Latent Growth positions will be retained within the 'Capital Allocators' profile and reflected in our reporting and materials from early 2022.

Investment strategies used to manage the Fund

We aim to invest in companies that will generate sustainable earnings growth above the market over the long-term. In determining the potential of a company, we analyze industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Carvana, Certara, Chewy, CoStar, Coupang, Denso, Exact Sciences, IAC, Li Auto, Oscar Health, Peloton Interactive, Staar Surgical, Wizz Air

Complete Sales:

Advantest, Autohome, EOG Resources, Fairfax Financial, Hays, ICICI Bank, Interactive Brokers, Jackson Financial, Jefferies Financial, Just Eat Takeaway.com, LendingTree, MS&AD Insurance, Orica, Ping An Healthcare & Technology, ResMed, Ritchie Bros Auctioneers, Seagen, SoftBank, Wabtec

Management Discussion (unaudited)

Annual Report December 31, 2021

Fund Performance for periods ended 12/31/21 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	% p.a. Since Inception	Inception Date
Baillie Gifford Global Alpha Equities Fund Class 2	7.65%	18.84%	14.96%	14.62%	01/06/13
Baillie Gifford Global Alpha Equities Fund Class 3	7.72%	18.92%	15.04%	14.70%	11/15/11
Baillie Gifford Global Alpha Equities Fund Class 4	7.76%	18.96%	15.05%	14.72%	07/10/17
Baillie Gifford Global Alpha Equities Fund Class K	7.64%	18.84%	14.96%	14.62%	04/28/17
Baillie Gifford Global Alpha Equities Fund Institutional Class	7.53%	18.80%	14.85%	14.51%	04/28/17
MSCI ACWI Index	19.04%	14.96%	12.43%	12.15%	11/15/11

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2021. Additional year-over-year returns for each class are available in the Financial Highlights section.

  Returns for the Class K and Institutional Class shares are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the Class K and Institutional Class fees where these fees are higher.

Comparison of the change in value of $10,000 Investment in the Fund's Class 3 shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2021

Bailie Gifford Global Stewardship Equities Fund

Market Conditions and Review of Performance during 2021

The investment backdrop in 2021 was again dominated by the ongoing impact of COVID-19. Widespread rollouts of coronavirus vaccines in numerous countries allowed many economies to resume some semblance of normality. Overall, this translated into a global economic recovery and contributed to a strong year for equity markets. However, the same recovery also triggered a sharp rise in inflation in the US and elsewhere as an upturn in demand combined with considerable supply constraints to push prices higher. As a result, many investors were focused on the potential for interest rate rises in 2022 and beyond, as well as their likely knock-on effects on the economy and financial markets.

The Fund underperformed its benchmark during the year. This follows exceptionally strong performance in 2020, with some of the Fund's holdings subject to 'profit taking' following considerable share price rises during the previous 12-month period. In addition, we believe Fund performance was impacted by a shift in market sentiment, as the jump in inflation and interest rate expectations led to reduced appetite for the rapid-growth, less-mature firms that the Fund typically favours.

Stock-specific factors also contributed to the Fund lagging behind its benchmark during 2021, with the operational performance of some holdings weakening as COVID-19 abated. The US-based online education firm Chegg was the clearest example of this. The pandemic and related lockdowns in 2020 saw an acceleration in the adoption of the company's services as colleges were forced to move to virtual teaching. 2021 proved much tougher, with a notable, if understandable, deceleration in growth: following a 57 per cent rise in revenues in 2020, Chegg's third quarter 2021 update showed sales up by just 12 per cent year on year.

Moreover, Chegg has also provided a downbeat commentary on the prospects for a short-term recovery in its core market, noting lower enrollment in the US higher education segment post-pandemic. Rising wages are seemingly encouraging prospective students away from college and into the workplace. Despite this, the Fund continues to hold shares in Chegg. We met with the company's management team following the recent results announcement and were reassured that the problems faced by the company are cyclical rather than structural.

Further afield, the changing regulatory environment for technology firms in China has weighed upon the Fund's holdings there, most notably on the e-commerce and cloud services platform Alibaba (and on the Japanese conglomerate SoftBank, which has a large stake in Alibaba). Moreover, these developments may well be more structural than cyclical, and this will undoubtedly mean a more challenging operating environment for Alibaba and its peers. But we still believe that the firm's services will remain widely used by small and medium enterprises to drive their own growth. In this regard, Alibaba appears to be broadly aligned with President Xi's 'common prosperity' agenda, and it arguably enhances its social contribution. The current valuation of the shares does not reflect this, which is why we took the opportunity to add to the holding during the summer.

On a much more encouraging note the largest single positive contributor to performance over the past 12-months was the electric car company Tesla. Tesla's production volumes continue to expand as its manufacturing sites scale up. And this is despite the widespread disruption of global supply chains and semiconductor shortages, with Tesla seemingly able to navigate these issues much better than most car manufacturers. Tesla's third quarter 2021 results were the fifth straight record-breaking quarter for total deliveries, with the number of cars delivered year to date almost doubling compared to the same period in 2020. This scale is driving cost efficiencies, with the company's average cost of vehicle production halving since 2017. We believe Tesla is on its way to fulfilling its ambition of mass electric vehicle production on a global scale, while its battery, energy storage and solar businesses are also expanding rapidly.

2021 was also a strong year in share price terms for NVIDIA, the graphics processing unit (GPU) designer, as the company's operational progress exceeded expectations across most metrics. Key drivers of revenue growth came from its Data Centre and Gaming segments. The pandemic has accelerated the demand for computing requirements and gaming appears to be an increasingly important part of modern culture. NVIDIA's management team believes we are on the cusp of a new age in data centres, and virtual reality continues to move into the mainstream. The company's scale, vision and innovative culture means it is well-placed to prosper as more use cases emerge for its robust graphics capabilities.

Although Fund performance has disappointed over the past 12 months, we remain enthused by the prospects for portfolio companies over the next five years and beyond.

Management Discussion (unaudited)

Annual Report December 31, 2021

We are particularly excited by the seismic shifts which we believe are underway in energy, software and genomics. While this is not the usual definition of 'ESG', it is also notable that many companies in these areas are improving their credentials according to the more traditional 'environmental, social and governance' factors. Combined, we expect these forces to represent a significant opportunity for sustainable growth investors and therefore for the Fund.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an investment approach that focuses on the analysis of individual stocks and deemphasizes the significance of economic cycles and market cycles. We aim to invest in companies that will generate sustainable long-term earnings growth. In determining the potential of a company, we analyze industry background, competitive advantages, management capabilities, financial strength and valuation, along with environmental, social and governance (ESG) factors. From the outset, we also consider aspects which may derail the investment case and revisit the thesis for the Fund's holdings on a regular basis to ensure that our expectations are being met.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

10x Genomics, Affirm Holdings, Codexis, Dassault Systemes, HDFC Life Insurance, ITM Power, Metropolis Healthcare, Peloton Interactive, Rakuten, Warby Parker

Complete Sales:

CyberAgent, Glaukos Corp, Interactive Brokers, Jackson Financial, Lyft, Markel, Slack Technologies, TJX Companies, Yext

Management Discussion (unaudited)

Annual Report December 31, 2021

Fund Performance for periods ended 12/31/21 (Average Annual Total Returns)

	One Year	% p.a. Since Inception	Inception Date
Baillie Gifford Global Stewardship Equities Fund Class K	0.25%	20.00%	12/14/17
Baillie Gifford Global Stewardship Equities Fund Institutional Class	0.25%	20.00%	12/14/17
MSCI ACWI Index	19.04%	12.96%	12/14/17

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2021. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class K shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2021

Baillie Gifford International Alpha Fund

Market Conditions and Review of Performance during 2021

The COVID-19 pandemic overshadowed the past 12 months. Although revolutionary vaccines prevented thousands of deaths, these were unevenly distributed. The highly infectious Omicron variant emerged at the end of the year, which further underscored divergences in national COVID-19 policy and the lack of international co-operation in tackling the pandemic. Supply chains felt the pressure from localized epidemics and control measures, impacting companies' ability to deliver goods on time. Inflation, too, was on the rise as demand for goods shot up during lockdown and demand for services rebounded upon reopening. Meanwhile, the US Federal Reserve initially dismissed the notion of interest rate hikes, however we saw their tone shift towards the end of the year, while several European central banks initiated small rate rises in the second half of the year.

In China, President Xi Jinping ramped up his wide-ranging campaigns to promote equality, encourage competition and enhance national security. This manifested itself in a series of crackdowns against major Chinese corporations, with the goal of creating a more fair and equal China. Elsewhere, India overcame one of the worst COVID-19 situations at the beginning of the year to deliver strong economic growth in 2021, largely due to the government's responses to the pandemic.

Over the year the Fund underperformed its benchmark, which rose by 8.29% in 2021. Although interesting, we are not concerned with short-term headlines. We are focused on the long-term prospects of the individual holdings within the Fund. We seek opportunities to add value by finding the best names, seeing past short-term risks and seeing the longer-term prospects.

Over the past five years we have reduced the number of cyclical names in the Fund. As always, this is based on our assessment of the underlying growth prospects of individual holdings.

In what will not come as a surprise to you, China has been a feature among detractors to performance in 2021. The Chinese state engaged in a number of regulatory reforms in mid-2021, focused on improving the day to day lives of millions of Chinese people, specifically, on improved and affordable, healthcare, education and property. Subsequently a number of Chinese ADRs suffered, however the onshore Chinese markets were flat in 2021. In the Fund a number of Chinese holdings detracted from performance. Alibaba, the dominant Chinese e-commerce business has been one name to detract from performance over the period, with a state coordinated pressure campaign brought to bear on founder Jack Ma, and concerns about monopolistic activities in China. Over the year the business announced restructuring across business segments and results disappointed towards to end of the year. We increased the Fund's holdings in Alibaba during the year, acknowledging the compelling relative valuation of the e-commerce business, not including the huge opportunity in cloud which is important to the Chinese state.

Elsewhere, away from China, MercadoLibre detracted from performance. This is Latin America's leading online platform with business segments across e-commerce to online payments. Its excellent operational performance allowed it to grow its dominant position throughout the year. Given the pullback amidst a popular 're-opening' trade, we decided to add to the Funds holding. We are confident about the long-term prospects and growing efficiency and market dominance of this business.

Turning to the contributors to performance a number of the through cycle winners and quality compounding businesses have performed well, demonstrating their resilience. Rising prices have benefitted Dutch specialty chemical distributor IMCD. Strong results through the year led to positive market sentiment. IMCD benefits from an exceptional balance sheet with a strong cash balance which allows the company to continue to make strategic acquisitions when competitors may struggle.

The enduring appeal of luxury brands has continued throughout the pandemic. Rising consumer spending levels and durable brands have led to Richemont performing well in 2021. Strong financials and industry tailwinds provided the basis for strong operational performance. Profitability has been particularly strong, and the Richemont Group continues to look for growth through the Farfetch Platform Solutions Business.

As ever, we do not profess to know what the future will hold. We have no crystal ball by which we can predict the outcomes of short-term macroeconomic events. What we can focus on is the fundamental prospects of the companies within the Fund, making sure they have exceptional management teams, strong balance sheets and the ability to adapt and prosper, irrespective of where we are in economic cycle.

Management Discussion (unaudited)

Annual Report December 31, 2021

Investment strategies used to manage the Fund

The investment strategy remains unchanged. The Fund invests in growth stocks based on bottom-up company analysis. In determining the potential of a company, we analyze industry opportunity, competitive advantage, management attitudes, financial strength, and valuation.

We also consider whether we have a different view from the market. We think that the market, in general, is too short-term and inward looking. Our ability to add value is derived from having a much longer time horizon and from our differentiated sources of information. We believe our patient investment approach, and reputation as a long-term investor, allows us to develop much deeper relationships with management teams and have more meaningful conversations with company leaders.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Aker Carbon Capture, Ambu, BioNTech, Futu Holdings, Hangzhou Tigermed Consulting, Kuaishou Technology, SEA Ltd, Wizz Air, Wuxi Biologics, Zai Lab

Complete Sales:

Burberry, Credicorp, Grifols, Inditex, Itau Unibanco, Jackson Financial, Kuaishou Technology, Toyota Tsusho, United Overseas Bank, XP

Management Discussion (unaudited)

Annual Report December 31, 2021

Fund Performance for periods ended 12/31/21 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	% p.a. Since Inception	Inception Date
Baillie Gifford International Alpha Fund Class 2	-0.65%	13.32%	10.21%	6.58%	02/07/08
Baillie Gifford International Alpha Fund Class 3	-0.58%	13.40%	10.29%	6.85%	09/01/10
Baillie Gifford International Alpha Fund Class 4	-0.55%	13.43%	10.26%	6.61%	07/10/17
Baillie Gifford International Alpha Fund Class 5	-0.50%	13.50%	10.34%	6.67%	04/07/14
Baillie Gifford International Alpha Fund Class K	-0.62%	13.33%	10.21%	6.58%	04/28/17
Baillie Gifford International Alpha Fund Institutional Class	-0.74%	13.24%	10.09%	6.45%	04/28/17
MSCI ACWI (ex U.S.) Index	8.29%	10.11%	7.77%	4.38%	02/07/08

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2021. Additional year-over-year returns for each class are available in the Financial Highlights section.

  Returns for the Class K and Institutional Class shares are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the Class K and Institutional Class fees where these fees are higher.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2021

Baillie Gifford International Concentrated Growth Equities Fund

Market Conditions and Review of Performance during 2021

The International Concentrated Growth team ("ICG") takes a long-term view in finding the 20-35 most rapidly growing companies in international markets. Companies taking market share at scale by disrupting incumbents. Meanwhile, discussing market conditions and short-term performance risks pointing out the obvious, that there have been exogenous shocks around the world this year, and that societies have found those to be jarring. The market has accordingly experienced sentiment swings, as it can do. However, ICG has been investing since 2004, and as a firm we have been investing since 1908, and experience tells us that short-term disruptions come and go. What lasts is meaningful progress in societies and economies, which is most often driven by a small number of visionaries, leading a small number of exceptional companies.

Therefore, while this note comments on 2021 performance of 0.74% for the Fund's Class K shares (compared to 8.29% for the benchmark), it is in the best interest of clients that we stay focused on what matters, which is finding that small number of companies that are disrupting sectors of the economy and are taking massive market share as a result.

The top contributors to Fund performance over 2021 were ASML and Moderna.

ASML is the world's largest manufacturer of equipment used in the creation of semiconductors, which means they make progress in microchips possible. Microchips are of course at the heart of many sectors. ASML has made outstanding operational progress over many years, and this continued through 2021. ASML is comfortably the largest manufacturer of this high-end equipment which means they're well placed to meet ongoing record demand. We believe management decision making and execution over 30 years has been excellent, and results have yet again been strong. Management note that this reflects increasing demand for leading edge chips and the company's plans to build even more Extreme Ultraviolet (EUV — next generation lithography technology) machines to meet this.

Moderna is a North American based biotechnology company, which uses a cutting-edge platform to exploit Messenger Ribonucleic Acid (mRNA) to transform the potential of immunology and therapeutic medicines. Moderna has potential to revolutionize healthcare and is already demonstrating this with vaccine success. In so doing, we believe it even has the potential (though not certainty) to address the question of can there be a trillion-dollar health care company? But the journey to taking massive market share from pharmaceutical incumbents needs to be a patient one, and progress like we have seen over the period is encouraging. Moderna is already a leader in using the body's natural protein production to fight disease. Billions of COVID-19 vaccine doses have been distributed. However, while the success of this outcome is widely welcomed, we view with further excitement a much broader range of applications in prophylactics, oncology and other therapeutics, which is why the foundational approach of the platform technology is so inspiring.

Meanwhile, the greatest detractors to performance were MercadoLibre and M3.

MercadoLibre is the leading Latin American e-commerce company, which is driving massive change in the region, including a view towards digital finance. E-commerce penetration in Latin America is low by global standards, which is also the case for the more nascent digital finance, and MercardoLibre has continued to invest heavily to grow penetration and share. Revenue growth over much of the period remained impressive, which was mirrored by a large research and development spend, in a company dedicated to investing in its future growth. As such, MercadoLibre has tended to keep short-term profits down by continuing to invest heavily, and the market will often discount the share price because of this. Further, given the high-profile nature of the stock, there has been pronounced short-term volatility in light of sentiment swings. This meant that while MercadoLibre was a positive contributor in 2020, it was negative in 2021. We don't see this short-term market view as reflecting fundamentals, and we remain excited by the potential of this transformational growth company.

M3 is a Japanese company that provides online marketing support for pharmaceutical companies. Their capabilities include an interactive portal to support doctors which in turn allows intelligent direction of marketing efforts. M3 is helping to transform the $1tn pharmaceuticals sector. Their online marketing is much cheaper for pharma companies than face-to-face contact and allows for more efficient time-management by doctors. M3 is performing well operationally, with strong year on year numbers for much of 2021, in line with growing demand for their services. The share price has been more volatile this year though, as the market's view has switched based on short-term factors. These factors include "reopening" sentiment, apparent attempts at timing a so-called value rotation, and a sell off after some news of

Management Discussion (unaudited)

Annual Report December 31, 2021

challenges with a joint venture in Asia. But we do not believe any of these are closely related to M3's ability to take market share over the long-term by offering a better way of marketing pharmaceuticals. We remain enthused.

Investment strategies used to manage the Fund

The Fund invests in growth stocks based on bottom-up company analysis. In determining the potential of a company, we conduct a process of Idea Generation, Initial Research, Investment Decision and Ownership. Within Initial Research, we consider questions on exceptional growth potential, durable edge, stewardship, financial strength and perspective.

We think that the market, in general, is too short-term and inward looking. Our ability to add value is derived from having a much longer time horizon, from being concentrated, from seeking to take advantage of asymmetric returns, and from our differentiated sources of information. When formulating an investment opinion, we pay little heed to broker research. Instead, we prefer to listen to alternative voices such as industry experts, academics, visionary management and unlisted companies.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

None

Complete Sales:

Amazon, Trip.com

Fund Performance for periods ended 12/31/21 (Average Annual Total Returns)

	One Year	% p.a. Since Inception	Inception Date
Baillie Gifford International Concentrated Growth Equities Fund Class K	0.74%	25.76%	12/14/17
Baillie Gifford International Concentrated Growth Equities Fund Institutional Class	0.69%	25.59%	12/14/17
MSCI ACWI (ex U.S.) Index	8.29%	6.63%	12/14/17

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2021. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class K shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2021

Baillie Gifford International Growth Fund

Market conditions and review of performance during 2021

2021 was another eventful year. It began with some sector rotation to value stocks after the very strong performance of growth companies in 2020. Then in the summer, we experienced rapid progression in regulatory scrutiny in China. In the second half of the year, we witnessed growing inflation concerns driven notably by higher energy prices, and supply chain bottlenecks continued negatively to impact many companies' activities. At the end of the year, worries over the omicron COVID-19 variant intensified. Despite all this, International equity markets delivered positive returns. The MSCI ACWI (ex U.S.) Index, one of the Fund's two comparative benchmarks, rose by 8.29% over the 12-month period.

The Fund underperformed its benchmarks with a return of -9.40% for Class 2 shares over the 12-month period. The Fund's significant exposure to Chinese stocks, and continued ownership of the rapid growth companies that had performed so well in 2020, both turned into headwinds during 2021. At the stock level, negative performers included Japanese healthcare group M3, Chinese after-school tuition company TAL Education and German online fashion distributor Zalando. Positive contributors included Dutch semiconductor equipment manufacturer ASML, German biopharmaceutical equipment maker Sartorius and Australian logistics software provider Wisetech.

One stock in the Fund's portfolio that particularly struggled in 2021 was TAL Education. It is a leading Chinese provider of after-school tuition to children aged 4 to 18. Its stock price fell by 93% over the year. The bulk of the decline occurred at the end of July as tougher-than-expected Chinese education rules were issued by Chinese regulators. According to the new rules, institutions offering tutoring on the school curriculum will not be allowed to operate as profit-seeking companies. The government crackdown is seemingly designed to address the acknowledged problem of education inequality in China.

M3's stock price fell nearly 50% in 2021, following a rise of more than 200% in 2020. The group continues to perform well operationally and is investing for future growth, actively hiring sales reps and spending money on training to strengthen its core medical platform. This led to some short-term margin compression which the market did not appreciate. We take a contrary view and see the heavy level of investment as positive for the long-term. We believe M3 is well positioned to benefit from numerous sources of growth, including overseas expansion of its core operation, and diversification into new businesses.

Zalando's shares fell by 27% in 2021. Similar to M3, this pull back followed a doubling of the share price in 2020. Operationally, Europe's largest online fashion company carries on doing well and we remain optimistic about the long-term outlook. We believe Zalando's competitive edge is strengthening following the COVID-19 pandemic, which altered consumer behavior and widened the participation of brands on its platform. Brand selection is its main differentiator, more than price or convenience.

In the contributors' camp are companies that continued delivering strong operational performances. ASML's share price rose by 66% during the 12-month period. Already enjoying a world-leading position in cutting edge lithography equipment, ASML further benefits from the tight conditions in the semiconductor supply chain, that is leading to increased orders. ASML's technology has secured the continuation of Moore's Law (which holds that, generally, the number of transistors on a microchip doubles about every two years) for the next decade or so, enabling the digital transformation all around us. We remain very optimistic about its long-term position and growth potential.

Sartorius is a German company which provides equipment and products used to manufacture biological products, such as vaccines and antibodies. Its stock price increased 61% during the 12-month period. Its results during the year were notably driven by the development and production of vaccines and COVID-19 test kits. We are impressed by its management's ability to execute. Moreover, we are learning that new growth opportunities exist for the company in Messenger Ribonucleic Acid (mRNA), gene and cell therapies.

Australian company Wisetech is a leading developer and supplier of cloud-based software solutions to the logistics industry. Its clients include some of largest freight forwarders worldwide. We believe Wisetech's flagship platform CargoWise plays an important role in the global supply chain. Its share price rose by 80% during the 12-month period. The group is benefiting from the short-term increase in freight rates and an acceleration in demand for its integrated global software solutions.

Our core belief is that we live in a world where change is accelerating and disruption is happening in many sectors of the economy, powered by technology. This provides us with a larger opportunity set than ever before. Although 2021 was not in our favor, we believe that a portfolio focused on disruptive growth companies remains most suitable for the long-term.

Management Discussion (unaudited)

Annual Report December 31, 2021

We have been analysing the recent progression in regulation in China and the potential implications for the Fund, at our portfolio oversight meetings. We have also been reviewing some of our Chinese holdings in our research meetings. Our review of Alibaba, Tencent and Meituan is ongoing. One aspect we need to analyse further is the cloud opportunity in China in terms of both growth and returns. Given the pressure on the large platform companies, it is likely that in the future we may have more Chinese holdings but at smaller weights.

Investment strategies used to manage the Fund

As active bottom-up stock pickers, our ability to add value is derived from patient ownership of exceptional growth companies. Our investment process is designed to identify a sufficient number of rare businesses and own them in size for the long-term.

In determining the potential of a company, we consider its competitive advantage, its culture, its management approach and financial strength. We use scenario analysis to explore the scale and probability of different outcomes.

We are interested in two types of growth companies: those that are able to grow very rapidly, and those with durable growth prospects. The Fund's exposure to these two types of growth is typically fairly balanced. In each case, we expect a holding to have the potential to grow to multiple of their current size.

To assess an investment case, we look for information outside the financial world. For instance, we engage with academia, spend time with authors and with the management teams of unlisted businesses. Most of all, we pay attention to long-term duration trends to see how the world could be in many years to come and which companies could benefit from these changes.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Coupang, Curevac, Oatly, Pinduoduo, TSMC, Vestas Windsystems, Wuxi Biologics

Complete Sales:

BASF, Chr Hansen, EssilorLuxottica, Faurecia, Pigeon, Rolls-Royce, SoftBank

Management Discussion (unaudited)

Annual Report December 31, 2021

Fund Performance for periods ended 12/31/21 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	% p.a. Since Inception	Inception Date
Baillie Gifford International Growth Fund Class 2	-9.40%	19.62%	13.09%	8.38%	03/06/08
Baillie Gifford International Growth Fund Class 3	-9.34%	19.70%	13.17%	8.44%	04/19/10
Baillie Gifford International Growth Fund Class 4	-9.31%	19.74%	13.15%	8.42%	10/10/16
Baillie Gifford International Growth Fund Class 5	-9.27%	19.80%	13.46%	8.63%	07/19/12
Baillie Gifford International Growth Fund Class K	-9.43%	19.62%	13.09%	8.38%	04/28/17
Baillie Gifford International Growth Fund Institutional Class	-9.49%	19.54%	12.97%	8.25%	04/28/17
MSCI ACWI (ex U.S.) Index	8.29%	10.09%	8.54%	4.09%	03/06/08
MSCI EAFE Index	11.78%	10.06%	8.53%	4.34%	03/06/08

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2021. Additional year-over-year returns for each class are available in the Financial Highlights section.

  Returns for the Class K and Institutional Class shares are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the Class K and Institutional Class fees where these fees are higher.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2021

Baillie Gifford International Smaller Companies Fund

Market Conditions and Review of Performance during 2021

During 2021 the Fund returned 6.49% for Class K shares compared to a benchmark return of 13.36%.

Markets experienced significant short-term volatility during 2021. This was not entirely unjustified, as participants wrestled with economies attempting to reopen, concerns around rising inflation and mutations of COVID-19 rearing their heads in different geographies. However, short-term volatility is not the same as risk and, as long-term investors, our sights are set further out onto the horizon.

Two main themes have loomed large in the past year — the aforementioned threat of rising inflation, and a potential rotation from 'growth' investing to 'value' investing. The latter ebbed and flowed — more noticeably, though, we have witnessed a jostling between so-called 'COVID beneficiaries' and companies that prosper as the world economy reopens. After several rounds, no clear winner has emerged yet... The best mitigation against the former, we believe as long-term investors, are the likely unstoppable structural forces of technology and innovation, which show no signs of slowing.

The strongest contributor to performance was Aspeed, a Taiwanese company that designs server management chips. These Baseboard Management Chips (BMCs) allow the remote monitoring and control of server functions, and Aspeed's market dominance in the area is so substantial that its name has become almost synonymous with this type of chip. Aspeed has had a very strong 2021 with its share price doubling in the past year. This has been driven by an earnings upgrade and a rerating of the company's prospects. However, structurally and operationally, the company is performing as we would hope. Its key edge, in our opinion, is that its expertise — BMCs — are considered to be critical, failsafe technology. Aspeed's dominance in its core server market is comforting, and future growth drivers such as edge computing and 5G offer a tantalizing opportunity for further progress. We reduced the position slightly off the back of this very strong share price performance, although Aspeed remains one of the largest positions in the Fund.

Addtech, which comprises around 140 niche engineering companies operating primarily in the Nordics, was another strong performer following a successful year.

It has a fantastic track record of successful acquisitions and, while its approach isn't hugely unique, it executes very well, resulting in a strong reputation built over many years. One of our favorite aspects of Addtech is its culture, which is one of highly decentralized decision-making underpinned by strategic, long-term ownership. This decentralization, and the ability to solve problems locally, appears to have positioned Addtech favorably in weathering recent component shortages. We recently met the CEO who reiterated his desire for the culture and business model to remain the same. This alignment of interests offers predictability from what is a very high-quality aggregator, while greater emphasis on sustainability by management, and a subtle push into new geographies, offer new potential avenues of growth.

The largest detractor from relative performance was Demae-Can, which primarily offers fast-food delivery in Japan. The company reported that an accounting error in the balance of payables and receivables would likely require a restatement of previously reported full year results. It is unclear whether previous years will also be required to be restated, and the company has launched a full-scale investigation into the incident. At the very least, we should expect more robust internal controls to be introduced as a result and, in an acknowledgement of the uncertainty ahead, we have reduced the Fund's holding in the company.

Another prominent detractor from relative performance was the Japanese company, Bengo4.com. It was among the top contributors during 2020 but, as with many other digital and platform-based businesses, saw market sentiment swing away from it during 2021. The company has two main businesses. The first aims to make it easier and more transparent for individuals to hire lawyers relevant to their specific case and circumstance. To do this it has an online platform that connects prospective clients with lawyers via detailed profiles which include information on fees, areas of expertise, etc. The second is a rapidly growing business, Cloudsign, which is attempting to digitize Japan's outdated paper-based contracts system by offering cloud-based smart contracts and electronic signatures for the legal industry and others (e.g. real estate and recruitment). While Bengo4.com has seen share price weakness this year, it continues to grow healthily, particularly the signatures business. We are optimistic about its future growth prospects and believe that the company is well placed to benefit from positive regulatory changes addressing digitization of contracts and signatures in Japan.

Management Discussion (unaudited)

Annual Report December 31, 2021

Investment strategies used to manage the Fund

The investment strategy used to manage the Fund is unchanged over the year. The Fund employs bottom-up, fundamental research to build a portfolio of growing companies. The Fund is constructed with an awareness of the asset class; the Fund seeks to invest in companies with below $2 billion in market capitalization at time of purchase, there are restrictions on adding to a position once its value increases beyond $5 billion, and the Fund currently defines "a smaller company" as one whose market capitalization does not exceed $10 Billion. International smaller companies present a vast and incredibly diverse investment universe. This Fund seeks to find the exceptional businesses within that universe, companies with the potential to deliver strong returns for our clients, while also acknowledging that these companies can do so in different ways. Our edge in this comes from our portfolio managers, who bring a range of experiences in managing small and all-cap portfolios across different geographies, and our ability to employ a longer-term investment horizon than most of the market. This long-termism is fundamental to how we exploit the asymmetry available in equity returns.

Central to our investment process is our 'Radar' framework. We assess all potential new and existing holdings against this. It has six spokes (opportunity, edge, alignment, scalability, sustainability, and insight) which represent what we believe are the most important factors to the investment case. We recognise that special companies can come in different shapes, and often the most exciting companies will score very highly in few, rather than all, categories.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Burford Capital, CleanSpace Holdings, Credit Access Grameen, Docebo, Kamakura Shinsho, Veganz

Complete Sales:

Dialog Semiconductor, Link and Motivation, Mesoblast, Zooplus

Management Discussion (unaudited)

Annual Report December 31, 2021

Fund Performance for periods ended 12/31/21 (Average Annual Total Returns)

	One Year	% p.a. Since Inception	Inception Date
Baillie Gifford International Smaller Companies Fund Class K	6.49%	25.54%	12/19/18
Baillie Gifford International Smaller Companies Fund Institutional Class	6.48%	25.53%	12/19/18
MSCI ACWI ex-USA Small Cap Index	13.36%	16.52%	12/19/18

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2021. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class K shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2021

Baillie Gifford Long Term Global Growth Fund

Market Conditions and Review of Performance during 2021

During 2021 several companies experienced share price weakness following a very strong run in 2020. This could have been driven by a mix of profit-taking, fears over inflation and potential rising interest rates. In addition, several of our Chinese holdings have experienced share price weakness, as uncertainty surrounding the regulatory environment has weighed on market confidence. As a result, the Fund delivered a return of 2.50% for Class 2 shares during the period (16.54% behind the Fund's benchmark). However, we believe that short-term share price movements are not a good measure of a company's long-term value. Our focus is, as always, on the business fundamentals of companies over five to ten years and beyond.

Looking back on 2021, Nvidia, Moderna and Tesla were among the top positive contributors to the Fund's relative performance during the year.

2021 was a strong year for Nvidia as a result of its robust fundamentals. The most recent quarterly results reported record revenue of $7 billion, an increase of 50% from the previous year, driven by its Data Centre and Gaming segments. The pandemic has accelerated the demand for computing requirements and gaming has become an increasingly important part of modern culture. As virtual reality continues to move into the mainstream, Nvidia has created its own 'omniverse' platform that has been built for virtual collaboration and real-time physically accurate simulation, potentially transforming industries such as architecture, engineering, construction and manufacturing.

Moderna's share price was volatile in 2021, but despite this it increased by more than 130%. This growth has mostly been driven by the success of the COVID-19 vaccine. For a company that has only been publicly listed since December 2018, that hasn't partnered with any large pharmaceutical companies, the pace at which the business has scaled is impressive. Moderna has positioned itself as a highly scalable technology platform, leading in the development of Messenger Ribonucleic Acid (mRNA) as a therapy to deliver personalised medicine for the four 'big killers': cardiovascular disease, cancer, infectious disease and autoimmune diseases. The broad research pipeline has approximately 37 drug candidates progressing through trials. If the company can continue to deliver, it has the potential to become amongst the largest players in the pharmaceutical space.

2021 was another strong year for Tesla — a period in which the company delivered remarkable operational progress. Production continued to ramp up, delivering over 930,000 vehicles for the year, which is almost double the number in 2020; this is despite a backdrop of global semiconductor shortages. Thanks to Tesla's largely vertically-integrated supply chain, the company was able to source alternative semiconductors and re-write its software to integrate them within a matter of weeks. This highlights the company's adaptability and the advantage it has over industry incumbents.

Among the top detractors from relative performance over the period were Pinduoduo, Peloton and Alibaba.

Pinduoduo's share price was weak over the course of 2021 in the context of the Chinese regulatory backdrop. Our focus is on the operational progress and this has been strong; during the year Pinduoduo achieved its first profitable quarter, with an operating profit of RMB 2 billion, and revenue is growing at a healthy 50% year-on-year. The company has also announced that it will launch a "RMB 10 Billion Agriculture Initiative" to help address critical needs in agriculture and rural areas; we expect future profits to be allocated to this initiative. We are reflecting on what this may imply for long-term earnings growth, though we believe the initiative sensibly aligns with the government's priorities to support sustainable growth of agriculture, thereby improving the livelihood of Chinese farmers.

Peloton experienced some operational challenges during 2021 as demand begins to normalise following the extreme growth experienced throughout the pandemic. This resulted in the most recent results coming in below expectations and near-term forecasts being reduced. We view this as short-term pain and believe that the long-term investment case is intact. The company continues to invest in future growth to improve production and its supply chain. Connected Fitness Subscriptions growth remains strong, up 114% year-over-year in the fourth quarter, and the company continues to expand geographically, most recently into Australia.

Alibaba's share price weakness in 2021 was also impacted by Chinese regulation and the company faced a significant anti-trust fine of $2.8 billion. In conjunction with enhanced data privacy protocols, this is likely to change the competitive landscape for the more established Chinese technology firms and may lead to more moderate growth. We continue to assess how Alibaba can respond to these challenges. CEO Daniel Zhang has added 'ESG' and

Management Discussion (unaudited)

Annual Report December 31, 2021

'Common Prosperity' to the group's list of core corporate responsibilities, stressing its commitment to society and the environment. Zhang also announced that Alibaba will invest over $15 billion by 2025 to help reduce the Chinese wealth gap, which will include making digital technology more inclusive and easier for rural communities to benefit from.

Though this commentary pertains to the year 2021, as ever our focus is on the much longer-term prospects for companies in the portfolio over 5-10 years and beyond. Our role as stock-pickers remains as relevant as ever. We are forever seeking to identify the small number of exceptional companies with the most compelling operational performance and opportunities for long-term growth. The trading undertaken for the portfolio in 2021 (as detailed in the table below) reflects our excitement in what we believe will be transformative growth companies over our investment horizon. We believe the potential for upside from here remains vast.

Investment strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth over the long-term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Affirm, Bilibili, BioNTech, CATL, Coupang, HDFC, The Trade Desk

Complete Sales:

Alphabet, NetEase.com, TAL Education

Management Discussion (unaudited)

Annual Report December 31, 2021

Fund Performance for periods ended 12/31/21 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Since Inception	Inception Date
Baillie Gifford Long Term Global Growth Fund Class 2	2.50%	33.20%	23.06%	06/10/14
Baillie Gifford Long Term Global Growth Fund Class 5*	2.65%	33.27%	23.10%	07/14/20
Baillie Gifford Long Term Global Growth Fund Class K	2.48%	33.20%	23.06%	04/28/17
Baillie Gifford Long Term Global Growth Fund Institutional Class	2.40%	33.11%	22.94%	04/28/17
MSCI ACWI Index	19.04%	14.96%	10.40%	06/10/14

*  Returns for Class 5 shares are based on actual performance from July 14, 2020. Prior to that date returns are calculated based on Class 2 shares.

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2021. Additional year-over-year returns for each class are available in the Financial Highlights section.

  Returns for the Class K and Institutional Class shares are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the Class K and Institutional Class fees where these fees are higher.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2021

Baillie Gifford Positive Change Equities Fund

Market Conditions and Review of Performance during 2021

Throughout 2021 there continued to be a backdrop of uncertainty with the pandemic dominating lives, climate disasters becoming more prevalent and logistical challenges impacting global supply chains. Global markets were volatile but overall finished the year well into positive territory. The Ballie Gifford Positive Change Equities Fund also delivered positive returns over the period although behind those of the MSCI ACWI index.

Despite the volatility in price displayed by many of the shares held by the Fund, 2021 was a year in which the majority of holdings in the Fund continued to enjoy strong operational performance, providing good progress towards delivering on both our financial and positive change objectives over our 5 year time horizon. As we look to 2022 and beyond, we believe that there is reason for optimism as companies in the Fund continue to drive change and provide solutions to many of the world's most pressing challenges.

The largest contributors to financial performance over the year were Moderna and ASML.

It seems fitting that in a year where the headlines continued to be dominated by COVID-19 that Moderna was the top contributor to financial performance over the period. Moderna is a leader in the field of Messenger Ribonucleic Acid (mRNA) therapeutics, a new class of medicines that leverage the body's natural protein-production to treat diseases. It has delivered over 800m doses of its COVID-19 preventative vaccine in 2021. Moderna is investing in global capacity including areas that need it most — it plans to build a manufacturing facility in the African continent that is expected to produce up to 500 million vaccine doses annually (for COVID-19 and other conditions). Looking further ahead, Moderna continues to invest in research and development, notably with its COVID-19 vaccine (e.g. boosters), other vaccines (e.g. a preventative HIV vaccine) and in its other modalities (e.g. immuno-oncology). The success of its COVID-19 vaccine has significantly de-risked its technology platform, and we believe this translates into a higher probability of success in these other therapeutic areas.

ASML, is the world's leading developer and manufacturer of lithography equipment which is used in the semi-conductor manufacturing process. Over recent years it has consistently gained market share through superior innovation and we expect this to continue thanks to heavy investment in research and development. The share price of ASML appreciated over the course of the 2021 as it benefitted from high demand across all its markets and products including increased sales for Extreme Ultraviolet equipment (EUV — next generation lithography technology). Semiconductors are critical enablers of changes in areas such as the energy transition, electrification and the healthcare sector where genetics, data and machine learning are helping us to understand human biology and develop new paradigms of medicine. Given ASML's dominance we remain very optimistic about the long-term outlook for the company as a key enabler of technological development which will power phenomenal technological and societal advancement.

The largest detractors to financial performance over the year were M3 and Teladoc.

M3 operates medical portals which aim to improve the efficiency of the healthcare sector by providing a range of content and services online. The company also supports and invests in early stage medical technologies such as genome diagnostics, cancer tests and Artificial Intelligence medical technologies. It was one of the strongest contributors to performance in 2020 as COVID-19 restrictions drove pharmaceutical companies and doctors' activity online. In contrast, M3's share price has fallen over the course of 2021 despite continued strong operational results as it expands the range of its services in its home country of Japan and further develops its activities in overseas markets. M3 remains ambitious in terms of its future growth plans and we retain conviction in its ability to improve efficiencies in the healthcare sector and facilitate scientific development.

Teladoc is the world's largest provider of virtual healthcare services. Parallels can be drawn with M3, as after impressive share price returns in 2020, Teladoc's share price has fallen over 2021 despite its very strong results with revenues doubling year-on-year. Teladoc has been investing to further establish itself as the telemedicine market leader including the 2020 acquisition of Livongo, which focusses its virtual consultation services on individuals with chronic conditions such as diabetes, hypertension and weight management. We believe that payers (insurance companies, corporations) will increasingly seek a digital-healthcare leader such as Teladoc that offers multiple services rather than contracts with multiple suppliers. Over the years ahead we believe that Teladoc will continue to transform the way that people access healthcare.

Management Discussion (unaudited)

Annual Report December 31, 2021

We believe that every company within the Fund has the potential to deliver positive impact as well as strong financial returns. As our key contributors to performance demonstrate, impact and investment progress often go hand in hand, but for more information on our impact objective please see our Impact Report which provides a comprehensive analysis of the impact of the holdings within the portfolio. The report combined bespoke metrics for individual companies along with the portfolio's overall contribution to the U.N. Sustainable Development Goals. A copy of our most recent Impact Report is available on our website at https://magazinebailliegifford.com/PositiveChangeImpactReport2020US/.

Investment strategies used to manage the Fund

The Fund seeks capital appreciation by investing in high quality growth businesses that deliver a positive social or environmental change in the following areas: social inclusion and education, healthcare, the environment, and that address basic needs and aspirations of the world's poorest populations.

The Fund applies Baillie Gifford's core approach to stock picking as well as inhouse, proprietary research on positive impact when considering holdings for the Fund.

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth over the long-term. In determining the potential of a company, we analyze industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met.

We firmly believe that investment performance and impact are complementary and that companies that are doing the right thing will outperform over the long-term.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Abcellera Biologics, Coursera, Duolingo, HDFC, Nu, Peloton

Complete Sales:

Alphabet, Glaukos, Kingspan

Management Discussion (unaudited)

Annual Report December 31, 2021

Fund Performance for periods ended 12/31/21 (Average Annual Total Returns)

	One Year	% p.a. Since Inception	Inception Date
Baillie Gifford Positive Change Equities Fund Class K	9.22%	27.98%	12/14/17
Baillie Gifford Positive Change Equities Fund Institutional Class	9.15%	27.92%	12/14/17
MSCI ACWI Index	19.04%	12.96%	12/14/17

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2021. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class K shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2021

Baillie Gifford U.S. Discovery Fund

Market Conditions and Review of Performance during 2021

It has been a challenging year for global stock markets, including ours. Societies worldwide continue to fight the biggest challenge of our modern history, still causing human tragedy and disruption of scale that few have experienced during their lifetime. Supply challenges remain. There are labor shortages across a growing number of economic activities. Inflation is the highest it's been over the last three decades. While the monetary and government interventions in the early days of the pandemic played an important role in minimizing complete economic and social collapse, the market focus today is largely on second guessing central bank moves facing these inflationary pressures and the timeline and quantum of interest rate increases. We have never claimed that our skill set lies in predicting macroeconomic variables. However, we understand that smaller, unproven companies with profitability and cash flow potential skewed towards the future are going to be most affected in this environment.

The Baillie Gifford U.S. Discovery Fund's performance has been volatile over 2021 as the market continues to grapple with higher order consequences from the pandemic. While this has undoubtedly been a difficult period for investors like us, the challenges of the past year have only strengthened our belief that innovation is the life blood of human progress, that science and new technology will continue to move the world forward. Many of the Fund's holdings (such as those in telemedicine or online education) saw a pull forward of demand as behavior changed, across consumers and enterprises alike. That accelerated demand has enabled companies to evolve their competitive advantage much faster and in ways in which less scale and less use wouldn't have allowed them to. These are now reporting results off extremely large bases and optically the trends may not always seem favorable. Failure to appreciate the operational progress by businesses as well as the evolving and strengthening competitive moat some of these are developing may present interesting opportunities for us to add to some of what we think might be emerging leaders.

The main detractor from the Fund's performance since it launched in May 2021 came from investment in oncology-focused medical device company, Novocure. Over the past couple of quarters, Novocure's shares have been gradually falling as the gap between market expectations and the company's more immediate performance somewhat widened. We believe this has been largely a reflection of investors' concerns around Novocure's overreliance on its main therapy, i.e. treatment for glioblastoma, an aggressive form of brain cancer. Our excitement around the company, however, focuses on broadening the overall opportunity by applying its novel electric field technology into other tumor types. This is a long-term play which requires time and dedication — both from us and from the company. As healthcare stocks represent science in action, their successes will inevitably be accompanied by temporary setbacks. Long-term, we are excited by the progress Novocure has been making both commercially in its approved therapies, and in starting to broaden the technology into new areas.

The holding in Chegg, the digital education business, also detracted from performance. News that enrolments had fallen prompted a notable decline in the company's share price. Prior to these results the company had been a beneficiary of COVID-19, with lockdown forcing more students to study remotely. However, it appears that the pandemic has now become a headwind for the business, due to the second/ third order impact of tightness in the employment market and wage growth. Our impression is that these challenges should be transitory over the longer-term, while the opportunity for Chegg to broaden its services and enter new markets ensures the company's long-term attraction.

We have seen positive development at Ambarella, fabless semiconductor design company. Over the last few years Ambarella has been navigating a transition to become a more holistic computer vision company. It hasn't been spared from the impact of supply chain disruptions but aside from what we think are near term challenges, the long-term fundamentals are robust. Ambarella's computer vision chips adoption is accelerating across a number of different applications and we've been particularly impressed with the growing traction they've seen in the automotive market. The company is focused on building out an integrated chip which fuses different types of sensing (including a camera and a radar). We remain intrigued by the interesting potential opportunity for it in autonomous driving.

In other positive news, we have seen performance contribution from the pet insurer Trupanion. The company's recently announced partnership with Chewy, the leading online pet supplies provider, further validates its credibility and value proposition. It unlocks not only a new distribution channel in the US but intriguingly, gives Trupanion a partner for international expansion. Trupanion is at an early stage in pursuing opportunities in the UK and

Management Discussion (unaudited)

Annual Report December 31, 2021

Asia Pacific which are at very different stages of development with insurance penetration ranging widely.

This past year marked the launch of the strategy and, despite the challenging market conditions, our experiences have increased our faith in the relevance of its philosophy. Throughout the challenges of the last two years, and the wild fluctuations seen in markets, technological innovation has displayed resiliency and continued apace. While as practitioners, we've been struck by the depth of the opportunity set and the variety of how companies are using innovation to solve problems. Going into the new year, these experience gives us distinct hope for the future, and fills us with enthusiasm and excitement about what our process might uncover.

Investment strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an investment approach that focuses on the analysis of individual stocks and deemphasizes the significance of economic cycles and market cycles. We aim to deliver excellent long-term investment returns by investing in a portfolio of high potential, immature smaller companies in the United States with a view to owning them over a 5-10 year investment time horizon as they grow. We focus on understanding where innovation is happening and the necessary conditions and factors which need to come together for it to succeed.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys*:

CS Disco, Expensify, TransMedics

Complete Sales:

Cloudera, Medallia

*  Please note that because the Fund commenced operations during 2021, we have decided to highlight the transactions that occurred after the Fund had commenced operations and have not included all the stocks purchased on the launch date.

Management Discussion (unaudited)

Annual Report December 31, 2021

Fund Performance for periods ended 12/31/21 (Cumulative Returns)

	% Cumulative Since Inception	Inception Date
Baillie Gifford U.S. Discovery Fund Class K	-13.41%	05/05/21
Baillie Gifford U.S. Discovery Fund Institutional Class	-13.41%	05/05/21
Russell 2500 Growth Index	2.52%	05/05/21

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2021.

Comparison of the change in value of $10,000 Investment in the Fund's Class K shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2021

Baillie Gifford U.S. Equity Growth Fund

Market Conditions and Review of Performance during 2021

In an extraordinary year, 2021 saw the release of new vaccines and treatments that began to reverse the tide of COVID-19. As the world adapted to living with the virus, sentiment amongst investors seemed to swing back and forth. Some stocks which were favored most heavily in 2020 suddenly found less enthusiasm from stock market participants, and towards the year end inflation and the prospect of rising interest rates returned to the headlines. In this environment, the Fund delivered a return that was significantly behind the Russell 1000 Growth Index, one of the Fund's two comparative benchmarks.

In an uncertain time for everyone, we hold greater optimism about the future than ever before. Many old habits have been broken and new populations of innovative businesses are coming to public markets for the first time. Work patterns unimaginable to many prior to the pandemic are rapidly becoming the norm. Technological innovation in mobility too has progressed, and we now believe that electric vehicles are close to becoming the default for buyers of new cars. These are just two examples of a much broader set of changes. While the pace of this innovation inexorably rises, so too do societies' standards of living. This proven ability to succeed at tackling big problems with ever greater momentum bodes well for humanity. It also lays encouraging ground for growth investors who can look beyond short periods of volatility and focus instead on long-term opportunity.

Among such companies is Chegg, which was the largest single detractor from returns for the Fund in 2021. Chegg, a market leader in online textbooks, study guides and on-demand tutoring suffered from a reduction in college enrolments as more decided to go into immediate employment, attracted by higher wages, than previously expected. Our belief is that this trend is cyclical rather than structural. We believe that there is an opportunity to play a growing role in education by helping students to study more flexibly and at a lower cost. While substantial demand levels from early in the pandemic moderate, we expect the company to continue growing well. As it does so, the market opportunity for Chegg's services includes the approximately 40 million students in the USA, as well as adults learning new work-related skills. We believe that there is a further opportunity for Chegg to grow overseas in the coming years too, enabled by improved marketing efficiency, and research and development investment broadening its opportunity set.

Online home furnishings retailer Wayfair was also a notable detractor from returns over the year. It reported revenues below those from their mid-pandemic peak, in both Q2 and Q3. In contrast to this recent fall in share price, we believe that the company's long-term opportunity to consolidate the fragmented offline home furnishings market is substantial. Already the largest retailer of its kind in the US, Wayfair has invested heavily in advertising and logistics infrastructure. The shopping experience on Wayfair is in many ways superior to the offline alternative, from enabling customers to try furniture in their homes through Artificial Intelligence, to convenient and efficient delivery. Under the hood, orders per customer and repeat order percentages rose for the period, and the company is extending its reach into new geographies and verticals.

Tesla was the top contributor to relative returns for the period. The company's production volumes continue to ramp up at its existing vehicle production sites, delivering an estimated record number of cars in the fourth quarter, which would make it the 6th straight record-breaking quarter for total deliveries. Further production ramp ups are expected as Tesla's sites in Berlin and Texas open, and with supply chain and semiconductor crises widely impacting automotive sector production, Tesla's proven ability to innovate through such issues bodes well. Investing in future revenue sources, Tesla showcased powerful new Artificial Intelligence specific hardware, released its self-driving software to a wider user-base, and launched a telematics insurance product to tie insurance premiums to driving behavior. Coupled with its renewable energy generation and storage efforts, we expect the company will demonstrate increased capital efficiency and substantial margins over time.

The Messenger Ribonucleic Acid (mRNA) medicines company Moderna also contributed to returns over the year. With COVID-19 vaccine production rising and its manufacturing footprint growing, Moderna has made a remarkable shift from an early-stage biotech business to a self-funded producer of an approved vaccine. In doing so it has also helped to solve an acute global problem. We feel the company's transition to a revenue generating biotech has de-risked the company's mRNA vaccine platform significantly, with new drug candidates having the potential to be approved in several therapeutic indications in the coming years. Even with the recent share price rises, we believe that Moderna's opportunity to operate at the foundation of a new class of therapies offers significant upside over our investment time horizon.

Management Discussion (unaudited)

Annual Report December 31, 2021

We are enthused by the long-term future of a select group of innovative and disruptive U.S. companies to transform entire industries. We believe that people's demand for convenience and flexibility will increase, while health and wellness as a means of disease prevention will take greater prominence. We also expect that companies like Tesla, which have proven their manufacturing and delivery capabilities through difficult operational conditions, will lead the way in a transport and energy revolution. While many trends like these may not bear out in the short term, we expect them to dominate in the next decade. We have plenty of reasons to be optimistic, and we will continue to engage in imaginative research, company by company, with the aim of placing the Fund on the right side of innovation.

Investment strategies used to manage the Fund

The Fund seeks to meet its objective by identifying exceptional growth businesses and owning them for long enough that the advantages of their business models and cultural strengths become the dominant drivers of their stock prices. The non-diversified and committed nature of the strategy means that we can and will deliver significantly different returns versus indices over any shorter time frame. However, our long-term time horizon allows us to capture the disproportionate impact of successful investments, harnessing the asymmetry of returns inherent in equity markets. In our terms, an exceptional growth business has a special culture, addresses a large market opportunity and possesses an edge that gives it a high chance of delivering large future returns. Such opportunities are rare. The Fund is non-diversified as we do not want to dilute the impact of exceptional companies in the name of diversification.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

10X Genomics, Affirm, Coursera, Duolingo, Ginkgo Bioworks, Hashicorp, Peloton, Pinterest, Recursion, Rivian, Sana Biotechnology, Snap

Complete Sales:

Alphabet, Eventbrite, Glaukos, Heico, Lyft, Mastercard, Slack, Stitch Fix, Yext, Zillow

Management Discussion (unaudited)

Annual Report December 31, 2021

Fund Performance for periods ended 12/31/21 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Since Inception	Inception Date
Baillie Gifford U.S. Equity Growth Fund Class K*	-4.17%	32.64%	32.05%	12/05/16
Baillie Gifford U.S. Equity Growth Fund Institutional Class	-4.25%	32.57%	31.98%	04/28/17
Russell 1000 Growth Index	27.60%	25.29%	25.24%	12/05/16
S&P 500 Index	28.71%	18.45%	18.57%	12/05/16

*  The inception date for Baillie Gifford U.S. Equity Growth Fund is December 5, 2016, when Baillie Gifford International, LLC purchased Class 1 shares. Classes 1-5 of Baillie Gifford U.S. Equity Growth Fund were terminated effective May 1, 2017, and Class 1 was converted to Class K. For the purposes of the total return data and other data reflected in the Fund's management discussion, the Fund has used December 5, 2016 as its inception date for Class K.

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2021. Additional year-over-year returns for each class are available in the Financial Highlights section.

  Returns for the Institutional share class are based on actual performance from April 28, 2017. Prior to that date, returns are calculated based on Class 1 and are adjusted to reflect the Institutional share class fees where these fees are higher.

Comparison of the change in value of $10,000 Investment in the Fund's Class K shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Fund Expenses (unaudited)

Annual Report December 31, 2021

As a shareholder of Baillie Gifford China A Shares Growth Fund, Baillie Gifford China Equities Fund, Baillie Gifford Developed EAFE All Cap Fund, Baillie Gifford EAFE Plus All Cap Fund, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Emerging Markets ex China Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford Global Stewardship Equities Fund, Baillie Gifford Health Innovation Equities Fund, Baillie Gifford International Alpha Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Growth Fund, Baillie Gifford International Smaller Companies Fund, Baillie Gifford Long Term Global Growth Fund, Baillie Gifford Positive Change Equities Fund, Baillie Gifford U.S. Discovery Fund and/or Baillie Gifford U.S. Equity Growth Fund, you incur two types of costs: (1) transactional costs and (2) ongoing costs, including advisory fees, administration and supervisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table labeled "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses (unaudited)

Annual Report December 31, 2021

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratios Based on the Period July 1, 2021 to December 31, 2021	Expenses Paid During Period*
Baillie Gifford China A Shares Growth Fund — Class K
Actual	$1,000	$905.00	0.87%	$4.18
Hypothetical (5% return before expenses)	$1,000	$1,020.82	0.87%	$4.43
Baillie Gifford China A Shares Growth Fund — Institutional Class
Actual	$1,000	$905.00	0.87%	$4.18
Hypothetical (5% return before expenses)	$1,000	$1,020.82	0.87%	$4.43
Baillie Gifford China Equities Fund — Class K(1)
Actual	$1,000	$827.00	0.87%	$3.88
Hypothetical (5% return before expenses)	$1,000	$1,020.82	0.87%	$4.43
Baillie Gifford China Equities Fund — Institutional Class(1)
Actual	$1,000	$827.00	0.87%	$3.88
Hypothetical (5% return before expenses)	$1,000	$1,020.82	0.87%	$4.43
Baillie Gifford Developed EAFE All Cap Fund — Class 2
Actual	$1,000	$1,013.50	0.61%	$3.10
Hypothetical (5% return before expenses)	$1,000	$1,022.13	0.61%	$3.11
Baillie Gifford Developed EAFE All Cap Fund — Class 3
Actual	$1,000	$1,013.90	0.54%	$2.74
Hypothetical (5% return before expenses)	$1,000	$1,022.48	0.54%	$2.75
Baillie Gifford Developed EAFE All Cap Fund — Class 4
Actual	$1,000	$1,014.00	0.51%	$2.59
Hypothetical (5% return before expenses)	$1,000	$1,022.63	0.51%	$2.60
Baillie Gifford Developed EAFE All Cap Fund — Class K
Actual	$1,000	$1,013.60	0.61%	$3.10
Hypothetical (5% return before expenses)	$1,000	$1,022.13	0.61%	$3.11
Baillie Gifford Developed EAFE All Cap Fund — Institutional Class
Actual	$1,000	$1,013.20	0.65%	$3.30
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31

Fund Expenses (unaudited)

Annual Report December 31, 2021

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratios Based on the Period July 1, 2021 to December 31, 2021	Expenses Paid During Period*
Baillie Gifford EAFE Plus All Cap Fund — Class 2
Actual	$1,000	$983.80	0.62%	$3.10
Hypothetical (5% return before expenses)	$1,000	$1,022.08	0.62%	$3.16
Baillie Gifford EAFE Plus All Cap Fund — Class 3
Actual	$1,000	$984.20	0.55%	$2.75
Hypothetical (5% return before expenses)	$1,000	$1,022.43	0.55%	$2.80
Baillie Gifford EAFE Plus All Cap Fund — Class 4(2)
Actual	$1,000	$1,053.30	0.53%	$1.22
Hypothetical (5% return before expenses)	$1,000	$1,022.53	0.53%	$2.70
Baillie Gifford EAFE Plus All Cap Fund — Class K
Actual	$1,000	$983.80	0.62%	$3.10
Hypothetical (5% return before expenses)	$1,000	$1,022.08	0.62%	$3.16
Baillie Gifford EAFE Plus All Cap Fund — Institutional Class
Actual	$1,000	$983.40	0.72%	$3.60
Hypothetical (5% return before expenses)	$1,000	$1,021.58	0.72%	$3.67
Baillie Gifford Emerging Markets Equities Fund — Class 2
Actual	$1,000	$859.60	0.79%	$3.70
Hypothetical (5% return before expenses)	$1,000	$1,021.22	0.79%	$4.02
Baillie Gifford Emerging Markets Equities Fund — Class 3
Actual	$1,000	$859.90	0.72%	$3.38
Hypothetical (5% return before expenses)	$1,000	$1,021.58	0.72%	$3.67
Baillie Gifford Emerging Markets Equities Fund — Class 4
Actual	$1,000	$860.00	0.69%	$3.23
Hypothetical (5% return before expenses)	$1,000	$1,021.73	0.69%	$3.52
Baillie Gifford Emerging Markets Equities Fund — Class 5
Actual	$1,000	$860.30	0.64%	$3.00
Hypothetical (5% return before expenses)	$1,000	$1,021.98	0.64%	$3.26

Fund Expenses (unaudited)

Annual Report December 31, 2021

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratios Based on the Period July 1, 2021 to December 31, 2021	Expenses Paid During Period*
Baillie Gifford Emerging Markets Equities Fund — Class K
Actual	$1,000	$859.70	0.79%	$3.70
Hypothetical (5% return before expenses)	$1,000	$1,021.22	0.79%	$4.02
Baillie Gifford Emerging Markets Equities Fund — Institutional Class
Actual	$1,000	$859.10	0.89%	$4.17
Hypothetical (5% return before expenses)	$1,000	$1,020.72	0.89%	$4.53
Baillie Gifford Emerging Markets ex China Fund — Class K(3)
Actual	$1,000	$1,002.00	0.87%	$0.10
Hypothetical (5% return before expenses)	$1,000	$1,020.82	0.87%	$4.43
Baillie Gifford Emerging Markets ex China Fund — Institutional Class(3)
Actual	$1,000	$1,002.00	0.87%	$0.10
Hypothetical (5% return before expenses)	$1,000	$1,020.82	0.87%	$4.43
Baillie Gifford Global Alpha Equities Fund — Class 2
Actual	$1,000	$971.90	0.65%	$3.23
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford Global Alpha Equities Fund — Class 3
Actual	$1,000	$972.30	0.58%	$2.88
Hypothetical (5% return before expenses)	$1,000	$1,022.28	0.58%	$2.96
Baillie Gifford Global Alpha Equities Fund — Class 4
Actual	$1,000	$972.50	0.55%	$2.73
Hypothetical (5% return before expenses)	$1,000	$1,022.43	0.55%	$2.80
Baillie Gifford Global Alpha Equities Fund — Class K
Actual	$1,000	$971.90	0.65%	$3.23
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford Global Alpha Equities Fund — Institutional Class
Actual	$1,000	$971.50	0.75%	$3.73
Hypothetical (5% return before expenses)	$1,000	$1,021.42	0.75%	$3.82

Fund Expenses (unaudited)

Annual Report December 31, 2021

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratios Based on the Period July 1, 2021 to December 31, 2021	Expenses Paid During Period*
Baillie Gifford Global Stewardship Equities Fund — Class K
Actual	$1,000	$915.40	0.65%	$3.14
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford Global Stewardship Equities Fund — Institutional Class
Actual	$1,000	$915.40	0.65%	$3.14
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford Health Innovation Equities Fund — Class K(3)
Actual	$1,000	$998.00	0.65%	$0.07
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford Health Innovation Equities Fund — Institutional Class(3)
Actual	$1,000	$998.00	0.65%	$0.07
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford International Alpha Fund — Class 2
Actual	$1,000	$940.20	0.58%	$2.84
Hypothetical (5% return before expenses)	$1,000	$1,022.28	0.58%	$2.96
Baillie Gifford International Alpha Fund — Class 3
Actual	$1,000	$940.50	0.51%	$2.49
Hypothetical (5% return before expenses)	$1,000	$1,022.63	0.51%	$2.60
Baillie Gifford International Alpha Fund — Class 4
Actual	$1,000	$940.60	0.48%	$2.35
Hypothetical (5% return before expenses)	$1,000	$1,022.79	0.48%	$2.45
Baillie Gifford International Alpha Fund — Class 5
Actual	$1,000	$940.90	0.43%	$2.10
Hypothetical (5% return before expenses)	$1,000	$1,023.04	0.43%	$2.19
Baillie Gifford International Alpha Fund — Class K
Actual	$1,000	$940.30	0.58%	$2.84
Hypothetical (5% return before expenses)	$1,000	$1,022.28	0.58%	$2.96

Fund Expenses (unaudited)

Annual Report December 31, 2021

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratios Based on the Period July 1, 2021 to December 31, 2021	Expenses Paid During Period*
Baillie Gifford International Alpha Fund — Institutional Class
Actual	$1,000	$939.30	0.69%	$3.37
Hypothetical (5% return before expenses)	$1,000	$1,021.73	0.69%	$3.52
Baillie Gifford International Concentrated Growth Equities Fund — Class K
Actual	$1,000	$928.90	0.72%	$3.50
Hypothetical (5% return before expenses)	$1,000	$1,021.58	0.72%	$3.67
Baillie Gifford International Concentrated Growth Equities Fund — Institutional Class
Actual	$1,000	$928.50	0.87%	$4.23
Hypothetical (5% return before expenses)	$1,000	$1,020.82	0.87%	$4.43
Baillie Gifford International Growth Fund — Class 2
Actual	$1,000	$876.70	0.57%	$2.70
Hypothetical (5% return before expenses)	$1,000	$1,022.33	0.57%	$2.91
Baillie Gifford International Growth Fund — Class 3
Actual	$1,000	$877.10	0.50%	$2.37
Hypothetical (5% return before expenses)	$1,000	$1,022.68	0.50%	$2.55
Baillie Gifford International Growth Fund — Class 4
Actual	$1,000	$877.20	0.47%	$2.22
Hypothetical (5% return before expenses)	$1,000	$1,022.84	0.47%	$2.40
Baillie Gifford International Growth Fund — Class 5
Actual	$1,000	$877.40	0.42%	$1.99
Hypothetical (5% return before expenses)	$1,000	$1,023.09	0.42%	$2.14
Baillie Gifford International Growth Fund — Class K
Actual	$1,000	$876.50	0.57%	$2.70
Hypothetical (5% return before expenses)	$1,000	$1,022.33	0.57%	$2.91
Baillie Gifford International Growth Fund — Institutional Class
Actual	$1,000	$876.20	0.67%	$3.17
Hypothetical (5% return before expenses)	$1,000	$1,021.83	0.67%	$3.41

Fund Expenses (unaudited)

Annual Report December 31, 2021

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratios Based on the Period July 1, 2021 to December 31, 2021	Expenses Paid During Period*
Baillie Gifford International Smaller Companies Fund — Class K
Actual	$1,000	$1,012.30	0.90%	$4.56
Hypothetical (5% return before expenses)	$1,000	$1,020.67	0.90%	$4.58
Baillie Gifford International Smaller Companies Fund — Institutional Class
Actual	$1,000	$1,012.10	0.98%	$4.97
Hypothetical (5% return before expenses)	$1,000	$1,020.27	0.98%	$4.99
Baillie Gifford Long Term Global Growth Fund — Class 2
Actual	$1,000	$920.80	0.71%	$3.44
Hypothetical (5% return before expenses)	$1,000	$1,021.63	0.71%	$3.62
Baillie Gifford Long Term Global Growth Fund — Class 5
Actual	$1,000	$921.50	0.56%	$2.71
Hypothetical (5% return before expenses)	$1,000	$1,022.38	0.56%	$2.85
Baillie Gifford Long Term Global Growth Fund — Class K
Actual	$1,000	$920.70	0.71%	$3.44
Hypothetical (5% return before expenses)	$1,000	$1,021.63	0.71%	$3.62
Baillie Gifford Long Term Global Growth Fund — Institutional Class
Actual	$1,000	$920.20	0.82%	$3.97
Hypothetical (5% return before expenses)	$1,000	$1,021.07	0.82%	$4.18
Baillie Gifford Positive Change Equities Fund — Class K
Actual	$1,000	$967.80	0.65%	$3.22
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford Positive Change Equities Fund — Institutional Class
Actual	$1,000	$967.40	0.74%	$3.67
Hypothetical (5% return before expenses)	$1,000	$1,021.48	0.74%	$3.77
Baillie Gifford U.S. Discovery Fund — Class K
Actual	$1,000	$790.70	0.82%	$3.70
Hypothetical (5% return before expenses)	$1,000	$1,021.07	0.82%	$4.18

Fund Expenses (unaudited)

Annual Report December 31, 2021

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratios Based on the Period July 1, 2021 to December 31, 2021	Expenses Paid During Period*
Baillie Gifford U.S. Discovery Fund — Institutional Class
Actual	$1,000	$790.70	0.82%	$3.70
Hypothetical (5% return before expenses)	$1,000	$1,021.07	0.82%	$4.18
Baillie Gifford U.S. Equity Growth Fund — Class K
Actual	$1,000	$836.20	0.65%	$3.01
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford U.S. Equity Growth Fund — Institutional Class
Actual	$1,000	$835.70	0.75%	$3.47
Hypothetical (5% return before expenses)	$1,000	$1,021.42	0.75%	$3.82

*  Unless otherwise indicated, expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the six-month period).

(1)  Commencement of operation July 7, 2021. Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending value for the period, multiplied by 178/365 (to reflect commencement of operations).

(2)  Commencement of operation October 11, 2021. Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending value for the period, multiplied by 82/365 (to reflect recommencement of operations).

(3)  Commencement of operation December 28, 2021. Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending value for the period, multiplied by 4/365 (to reflect commencement of operations).

Expenses are calculated using the annualized expense ratio for the Fund, which represents the ongoing expenses as a percentage of net assets for the period ended December 31, 2021. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal year may differ from expense ratios based on the one-year data in the financial highlights.

Industry Diversification Table (unaudited)

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford China A Shares Growth Fund

	Value	% of Total Net Assets
Beverages	$136,266	7.1%
Chemicals	39,407	2.1
Commercial Services	102,640	5.3
Cosmetics/Personal Care	42,515	2.2
Electrical Components & Equipment	176,172	9.2
Electronics	138,796	7.2
Energy — Alternate Sources	45,177	2.4
Food	32,626	1.7
Healthcare — Products	65,583	3.4
Healthcare — Services	388,720	20.2
Home Furnishings	169,939	8.8
Insurance	63,304	3.3
Internet	81,668	4.2
Machinery — Diversified	22,911	1.2
Metal Fabricate/Hardware	100,125	5.2
Pharmaceuticals	58,565	3.0
Semiconductors	58,223	3.0
Software	151,119	7.9
Transportation	55,205	2.9
Total Value of Investments	1,928,961	100.3
Other assets less liabilities	(6,056)	(0.3)
Net Assets	$1,922,905	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford China A Shares Growth Fund

	Shares	Value
COMMON STOCKS — 100.3%
CHINA — 100.3%
Anker Innovations Technology Co., Ltd., Class A	2,000	$32,188
Asymchem Laboratories Tianjin Co., Ltd., Class A	2,100	143,331
Beijing United Information Technology Co., Ltd., Class A	4,000	67,468
Berry Genomics Co., Ltd., Class A *	5,800	17,655
BGI Genomics Co., Ltd., Class A	2,700	37,223
Centre Testing International Group Co., Ltd., Class A	9,600	40,460
Contemporary Amperex Technology Co., Ltd., Class A	1,500	138,172
Foshan Haitian Flavouring & Food Co., Ltd., Class A	1,980	32,626
Glodon Co., Ltd., Class A	8,100	81,296
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	4,000	69,761
Hangzhou Tigermed Consulting Co., Ltd., Class A	3,100	62,180
Hefei Meiya Optoelectronic Technology, Inc., Class A	3,900	22,911
Iflytek Co., Ltd., Class A	3,500	28,836
Jafron Biomedical Co., Ltd., Class A	3,400	28,508
Jiangsu Hengrui Medicine Co., Ltd., Class A	3,432	27,346
Kweichow Moutai Co., Ltd., Class A	300	96,407
LONGi Green Energy Technology Co., Ltd., Class A	3,339	45,177
Luzhou Laojiao Co., Ltd., Class A	1,000	39,859
Midea Group Co., Ltd., Class A	8,300	96,119
NanJi E-Commerce Co., Ltd., Class A	13,100	14,199
Oppein Home Group, Inc., Class A	1,800	41,632
Ping An Insurance Group Co. of China Ltd., Class A	8,000	63,304
Proya Cosmetics Co., Ltd., Class A	1,300	42,515
SF Holding Co., Ltd., Class A	5,100	55,205
SG Micro Corp., Class A	1,200	58,223
Shandong Sinocera Functional Material Co., Ltd., Class A	5,900	39,407
Shenzhen Inovance Technology Co., Ltd., Class A	9,150	98,587
Shenzhen Megmeet Electrical Co., Ltd., Class A	8,000	40,210
Sinocare, Inc., Class A	7,900	37,075
Topchoice Medical Corp., Class A *	1,700	53,076
WuXi AppTec Co., Ltd., Class A	3,636	67,674
Wuxi Lead Intelligent Equipment Co., Ltd., Class A	3,258	38,000
Yonyou Network Technology Co., Ltd., Class A	7,280	40,987
Yunnan Baiyao Group Co., Ltd., Class A	1,900	31,219
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	25,220	100,125
		1,928,961

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford China A Shares Growth Fund

Value
TOTAL INVESTMENTS — 100.3% **
(cost $1,249,562)	$1,928,961
Other liabilities less assets — (0.3)%	(6,056)
NET ASSETS — 100.0%	$1,922,905

*  Non-income producing security.

**  The Total Investments percentage exceeds 100% due to the timing of cash flows and not as a result of borrowings for investment purposes.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, Baillie Gifford Overseas Limited (the "Manager") retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks ***	$265,528	$1,663,433	$—	$1,928,961
Total	$265,528	$1,663,433	$—	$1,928,961

***  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford China A Shares Growth Fund

ASSETS
Investments, at value (cost $1,249,562)	$1,928,961
Cash	28,271
Due from Investment Advisor	29,028
Total Assets	1,986,260
LIABILITIES
Advisory fee payable	2,662
Administration & Supervisory fee payable	823
Trustee fee payable	11
Commitment fee payable	4
Accrued expenses	59,855
Total Liabilities	63,355
NET ASSETS	$1,922,905
COMPOSITION OF NET ASSETS
Paid-in capital	$1,206,301
Total distributable earnings	716,604
$1,922,905
NET ASSET VALUE, PER SHARE
Class K ($961,452 / 56,129 shares outstanding), unlimited authorized, no par value	$17.13
Institutional Class ($961,453 / 56,129 shares outstanding), unlimited authorized, no par value	$17.13

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2021

For the Year Ended December 31, 2021
Baillie Gifford China A Shares Growth Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,371)	$12,193
Interest	3
Total Investment Income	12,196
EXPENSES
Advisory fee (Note B)	10,772
Administration & Supervisory fee — Class K shares (Note B)	1,665
Administration & Supervisory fee — Institutional Class shares (Note B)	1,665
Transfer agency	32,428
Fund accounting	99,699
Professional fees	29,001
Custody	2,965
Legal	211
Registration fees	122
Trustees' fees	41
Commitment fees	16
Miscellaneous	4,376
Total Expenses	182,961
Fees waived/expenses reimbursed	(165,922)
Total Expenses after waiver	17,039
Net Investment Loss	(4,843)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments	181,750
Foreign currency transactions	35
181,785
Net change in unrealized appreciation on:
Investments	(232,311)
(232,311)
Net realized and unrealized loss	(50,526)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(55,369)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2021

Baillie Gifford China A Shares Growth Fund

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(4,843)	$(2,062)
Net realized gain	181,785	70,326
Net change in unrealized appreciation (depreciation)	(232,311)	881,406
Net increase (decrease) in net assets from operations	(55,369)	949,670
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(97,909)	(7,058)
Institutional Class	(97,909)	(7,057)
Total Distributions to Shareholders	(195,818)	(14,115)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Dividends reinvested:
Class K	97,909	7,058
Institutional Class	97,909	7,057
Increase in Net Assets from Transactions in Shares of Beneficial Interest	195,818	14,115
Total Increase (Decrease) in Net Assets	(55,369)	949,670
NET ASSETS
Beginning of year	1,978,274	1,028,604
End of year	$1,922,905	$1,978,274

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford China A Shares Growth Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Period December 19, 2019(a) through December 31, 2019
Net asset value, beginning of period	$19.64	$10.29	$10.00
From Investment Operations
Net investment loss(b)	(0.05)	(0.02)	(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.52)	9.51	0.29
Net increase (decrease) in net asset value from investment operations	(0.57)	9.49	0.29
Dividends and Distributions to Shareholders
From net realized gain on investments	(1.94)	(0.14)	—
Total Dividends and Distributions	(1.94)	(0.14)	—
Net asset value, end of period	$17.13	$19.64	$10.29
Total Return
Total return based on net asset value(d)	(2.82)%	92.29%	2.90%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$961	$989	$514
Ratio of net expenses to average net assets, before waiver	9.34%	10.52%	90.51	%*
Ratio of net expenses to average net assets, after waiver	0.87%	0.87%	0.87	%*
Ratio of net investment loss to average net assets	(0.25)%	(0.15)%	(0.80	)%*
Portfolio turnover rate(e)	17%	20%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.
The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford China A Shares Growth Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Period December 19, 2019(a) through December 31, 2019
Net asset value, beginning of period	$19.64	$10.29	$10.00
From Investment Operations
Net investment loss(b)	(0.05)	(0.02)	(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.52)	9.51	0.29
Net increase (decrease) in net asset value from investment operations	(0.57)	9.49	0.29
Dividends and Distributions to Shareholders
From net realized gain on investments	(1.94)	(0.14)	—
Total Dividends and Distributions	(1.94)	(0.14)	—
Net asset value, end of period	$17.13	$19.64	$10.29
Total Return
Total return based on net asset value(d)	(2.82)%	92.29%	2.90%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$961	$989	$514
Ratio of net expenses to average net assets, before waiver	9.34%	10.52%	90.51	%*
Ratio of net expenses to average net assets, after waiver	0.87%	0.87%	0.87	%*
Ratio of net investment loss to average net assets	(0.25)%	(0.15)%	(0.80	)%*
Portfolio turnover rate(e)	17%	20%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table (unaudited)

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford China Equities Fund

	Value	% of Total Net Assets
Apparel	$50,346	1.9%
Auto Manufacturers	43,709	1.6
Auto Parts & Equipment	118,344	4.4
Banks	132,630	5.0
Beverages	128,294	4.8
Biotechnology	81,841	3.1
Chemicals	35,567	1.3
Commercial Services	26,076	1.0
Cosmetics/Personal Care	32,704	1.2
Distribution/Wholesale	21,822	0.8
Diversified Financial Services	13,129	0.5
Electrical Components & Equipment	128,961	4.8
Electronics	90,403	3.4
Energy — Alternate Sources	31,119	1.2
Gas	33,933	1.3
Healthcare — Products	16,895	0.6
Healthcare — Services	190,034	7.1
Home Furnishings	80,201	3.0
Insurance	86,473	3.2
Internet	747,289	28.0
Machinery — Diversified	19,957	0.7
Metal Fabricate/Hardware	48,038	1.8
Mining	62,723	2.3
Miscellaneous Manufacturing	44,344	1.7
Real Estate	10,583	0.4
Retail	90,619	3.4
Semiconductors	44,977	1.7
Software	194,942	7.3
Total Value of Investments	2,605,953	97.5
Other assets less liabilities	66,552	2.5
Net Assets	$2,672,505	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford China Equities Fund

	Shares	Value
COMMON STOCKS — 96.6%
CHINA — 96.6%
Alibaba Group Holding Ltd. *	12,000	$176,347
Asymchem Laboratories Tianjin Co., Ltd., Class A	800	54,602
BeiGene Ltd. ADR *	160	43,349
Beijing United Information Technology Co., Ltd., Class A	1,200	20,241
Berry Genomics Co., Ltd., Class A *	2,900	8,827
BGI Genomics Co., Ltd., Class A	1,100	15,165
Bilibili, Inc., Class Z *	584	27,124
Burning Rock Biotech Ltd. ADR *	1,102	10,502
China Merchants Bank Co., Ltd., Class H	11,000	85,575
China Molybdenum Co., Ltd., Class H	69,000	36,449
Contemporary Amperex Technology Co., Ltd., Class A	1,400	128,961
ENN Energy Holdings Ltd.	1,800	33,933
Estun Automation Co., Ltd., Class A	4,900	19,957
Fuyao Glass Industry Group Co., Ltd., Class H	5,200	26,892
Geely Automobile Holdings Ltd.	16,000	43,709
Glodon Co., Ltd., Class A	800	8,029
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	2,500	43,601
Haier Smart Home Co., Ltd., Class H	8,000	33,835
Hangzhou Robam Appliances Co., Ltd., Class A	3,900	22,047
Hangzhou Tigermed Consulting Co., Ltd., Class A	1,300	26,076
Huayu Automotive Systems Co., Ltd., Class A	8,900	39,524
HUTCHMED China Ltd. ADR *	262	9,191
JD.com, Inc., Class A *	3,100	106,802
KE Holdings, Inc. ADR *	526	10,583
Kingdee International Software Group Co., Ltd. *	13,000	40,016
Kingsoft Corp., Ltd.	5,000	21,992
Kuaishou Technology *	1,400	12,980
Kweichow Moutai Co., Ltd., Class A	300	96,407
Li Ning Co., Ltd.	7,000	76,790
LONGi Green Energy Technology Co., Ltd., Class A	2,300	31,119
Lufax Holding Ltd. ADR *	2,332	13,129
Luzhou Laojiao Co., Ltd., Class A	800	31,887
Medlive Technology Co., Ltd. *	6,000	20,954
Meituan, Class B *	3,900	112,778
Midea Group Co., Ltd., Class A	2,100	24,319
Minth Group Ltd.	6,000	26,432
NetEase, Inc. ADR	447	45,496

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford China Equities Fund

	Shares	Value
Pinduoduo, Inc. ADR *	323	$18,831
Ping An Bank Co., Ltd., Class A	18,200	47,055
Ping An Insurance Group Co. of China Ltd., Class H	12,000	86,473
Pop Mart International Group Ltd. *	3,800	21,822
Proya Cosmetics Co., Ltd., Class A	1,000	32,704
SG Micro Corp., Class A	927	44,977
Shandong Sinocera Functional Material Co., Ltd., Class A	900	6,011
Shenzhen Inovance Technology Co., Ltd., Class A	5,300	57,105
Shenzhen Megmeet Electrical Co., Ltd., Class A	6,625	33,299
Shenzhou International Group Holdings Ltd.	2,600	50,346
Sinocare, Inc., Class A	3,600	16,895
Sunny Optical Technology Group Co., Ltd.	1,400	44,344
Tencent Holdings Ltd.	4,500	262,580
Tencent Music Entertainment Group ADR *	1,605	10,994
Topchoice Medical Corp., Class A *	900	28,099
Weichai Power Co., Ltd., Class H	13,000	25,496
WuXi AppTec Co., Ltd., Class H	2,300	39,740
Yatsen Holding Ltd. ADR *	2,224	4,782
Yifeng Pharmacy Chain Co., Ltd., Class A	1,600	13,829
Yonyou Network Technology Co., Ltd., Class A	5,900	33,218
Yunnan Energy New Material Co., Ltd., Class A	600	23,546
Zai Lab Ltd. *	77	4,909
Zai Lab Ltd. ADR *	221	13,890
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	12,100	48,038
Zijin Mining Group Co., Ltd., Class H	22,000	26,274
		2,580,877
Total Common Stocks
(cost $2,866,684)		2,580,877
PARTICIPATORY NOTES — 0.9%
CHINA — 0.9%
Glodon Co., Ltd., expiring on 1/29/2026 *	1,900	19,067
Shandong Sinocera Functional Material Co., Ltd., expiring on 11/11/2026 *	900	6,009
		25,076
Total Participatory Notes
(cost $24,958)		25,076

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford China Equities Fund

Value
TOTAL INVESTMENTS — 97.5%
(cost $2,891,642)	$2,605,953
Other assets less liabilities — 2.5%	66,552
NET ASSETS — 100.0%	$2,672,505

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$281,311	$2,299,566	$—	$2,580,877
Participatory Notes **	—	25,076	—	25,076
Total	$281,311	$2,324,642	$—	$2,605,953

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford China Equities Fund

ASSETS
Investments, at value (cost $2,891,642)	$2,605,953
Cash	106,792
Due from Investment Advisor	17,097
Total Assets	2,729,842
LIABILITIES
Advisory fee payable	2,317
Administration & Supervisory fee payable	716
Trustee fee payable	8
Commitment fee payable	3
Accrued expenses	54,293
Total Liabilities	57,337
NET ASSETS	$2,672,505
COMPOSITION OF NET ASSETS
Paid-in capital	$2,976,882
Total accumulated loss	(304,377)
$2,672,505
NET ASSET VALUE, PER SHARE
Class K ($871,700 / 105,353 shares outstanding), unlimited authorized, no par value	$8.27
Institutional Class ($1,800,805 / 217,722 shares outstanding), unlimited authorized, no par value	$8.27

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2021

For the Period July 7, 2021* through December 31, 2021
Baillie Gifford China Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $192)	$2,083
Interest	2
Total Investment Income	2,085
EXPENSES
Advisory fee (Note B)	3,920
Administration & Supervisory fee — Class K shares (Note B)	710
Administration & Supervisory fee — Institutional Class shares (Note B)	501
Transfer agency	16,497
Professional fees	23,106
Fund accounting	17,656
Registration fees	12,517
Custody	4,873
Legal	53
Trustees' fees	15
Commitment fees	7
Miscellaneous	821
Total Expenses	80,676
Fees waived/expenses reimbursed	(74,476)
Total Expenses after waiver	6,200
Net Investment Loss	(4,115)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	(18,688)
Foreign currency transactions	1,262
(17,426)
Net change in unrealized depreciation on:
Investments	(285,689)
(285,689)
Net realized and unrealized loss	(303,115)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(307,230)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2021

Baillie Gifford China Equities Fund

For the Period July 7, 2021(a) through December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(4,115)
Net realized loss	(17,426)
Net change in unrealized depreciation	(285,689)
Net decrease in net assets from operations	(307,230)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	1,017,000
Institutional Class	1,962,735
Increase in Net Assets from Transactions in Shares of Beneficial Interest	2,979,735
Total Increase in Net Assets	2,672,505
NET ASSETS
Beginning of period	—
End of period	$2,672,505

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford China Equities Fund
Selected data for a Class K share outstanding throughout the period:

For the Period July 7, 2021(a) through December 31, 2021
Net asset value, beginning of period	$10.00
From Investment Operations
Net investment loss(b)	(0.02)
Net realized and unrealized loss on investments and foreign currency	(1.71)
Net (decrease) in net asset value from investment operations	(1.73)
Net asset value, end of period	$8.27
Total Return
Total return based on net asset value(c)	(17.30)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$872
Ratio of net expenses to average net assets, before waiver	11.32%*
Ratio of net expenses to average net assets, after waiver	0.87%*
Ratio of net investment loss to average net assets	(0.56)%*
Portfolio turnover rate(d)	6%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford China Equities Fund
Selected data for an Institutional Class share outstanding throughout the period:

For the Period July 7, 2021(a) through December 31, 2021
Net asset value, beginning of period	$10.00
From Investment Operations
Net investment loss(b)	(0.03)
Net realized and unrealized loss on investments and foreign currency	(1.70)
Net (decrease) in net asset value from investment operations	(1.73)
Net asset value, end of period	$8.27
Total Return
Total return based on net asset value(c)	(17.30)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,801
Ratio of net expenses to average net assets, before waiver	11.32%*
Ratio of net expenses to average net assets, after waiver	0.87%*
Ratio of net investment loss to average net assets	(0.60)%*
Portfolio turnover rate(d)	6%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table (unaudited)

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Developed EAFE All Cap Fund

	Value	% of Total Net Assets
Apparel	$39,216,512	5.4%
Auto Manufacturers	6,860,328	1.0
Auto Parts & Equipment	12,124,008	1.7
Banks	11,525,460	1.6
Beverages	15,088,041	2.1
Building Materials	24,877,111	3.5
Chemicals	6,234,647	0.9
Commercial Services	17,665,593	2.5
Computers	14,953,196	2.1
Cosmetics/Personal Care	17,705,911	2.5
Distribution/Wholesale	10,323,726	1.4
Diversified Financial Services	30,398,839	4.2
Electronics	78,151,435	10.8
Engineering & Construction	5,005,567	0.7
Food	12,557,078	1.7
Hand/Machine Tools	17,193,855	2.4
Healthcare — Products	45,036,406	6.3
Healthcare — Services	5,001,093	0.7
Home Furnishings	7,099,012	1.0
Insurance	15,686,304	2.2
Internet	89,901,922	12.5
Investment Companies	6,634,168	0.9
Leisure Time	18,668,988	2.6
Machinery — Construction & Mining	11,582,883	1.7
Machinery — Diversified	51,713,786	7.2
Retail	53,290,499	7.4
Semiconductors	33,295,232	4.6
Software	29,838,560	4.2
Telecommunications	7,737,543	1.1
Toys/Games/Hobbies	8,344,296	1.2
Total Value of Investments	703,711,999	98.1
Other assets less liabilities	13,731,172	1.9
Net Assets	$717,443,171	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Developed EAFE All Cap Fund

	Shares	Value
COMMON STOCKS — 95.1%
AUSTRALIA — 1.8%
Cochlear Ltd.	81,237	$12,750,188
CHINA — 0.8%
Prosus NV *	71,138	5,892,009
FRANCE — 6.4%
Kering	13,310	10,679,310
LVMH Moet Hennessy Louis Vuitton SE	17,819	14,726,225
Remy Cointreau SA	62,073	15,088,041
Ubisoft Entertainment SA *	111,485	5,438,271
		45,931,847
GERMANY — 8.3%
adidas AG	26,711	7,691,309
Auto1 Group SE *	162,335	3,587,858
Bechtle AG	210,136	14,953,196
Nemetschek SE	67,089	8,578,274
Rational AG	6,941	7,099,012
Zalando SE *	216,779	17,462,958
		59,372,607
HONG KONG — 4.6%
AIA Group Ltd.	1,554,200	15,686,304
Techtronic Industries Co., Ltd.	862,500	17,193,855
		32,880,159
JAPAN — 24.9%
Denso Corp.	146,300	12,124,008
Kakaku.com, Inc.	298,500	7,979,884
Kao Corp.	118,300	6,195,885
Keyence Corp.	16,900	10,626,014
Murata Manufacturing Co., Ltd.	123,900	9,882,569
Nidec Corp.	112,300	13,284,462
Olympus Corp.	790,700	18,207,640
Pigeon Corp.	119,000	2,277,359
Recruit Holdings Co., Ltd.	172,000	10,467,184
Shimano, Inc.	70,100	18,668,988

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Developed EAFE All Cap Fund

	Shares	Value
Shiseido Co., Ltd.	165,500	$9,232,668
SMC Corp.	27,900	18,856,442
SoftBank Group Corp.	161,400	7,737,543
Sugi Holdings Co., Ltd.	54,800	3,320,199
Suzuki Motor Corp.	177,900	6,860,328
Sysmex Corp.	104,300	14,078,578
Z Holdings Corp.	1,564,900	9,029,461
		178,829,212
NETHERLANDS — 6.1%
ASML Holding NV	41,566	33,295,232
IMCD NV	46,713	10,323,726
		43,618,958
NEW ZEALAND — 2.2%
Ryman Healthcare Ltd.	596,411	5,001,093
Xero Ltd. *	104,636	10,710,461
		15,711,554
PORTUGAL — 1.8%
Jeronimo Martins SGPS SA	548,731	12,557,078
SINGAPORE — 1.6%
United Overseas Bank Ltd.	577,089	11,525,460
SPAIN — 1.7%
Industria de Diseno Textil SA	373,935	12,059,421
SWEDEN — 11.2%
Atlas Copco AB, A Shares	321,723	22,231,330
Avanza Bank Holding AB	516,256	18,910,135
Epiroc AB, B Shares	359,646	7,605,512
Investor AB, B Shares	264,380	6,634,168
Nibe Industrier AB, B Shares	1,646,407	24,877,111
		80,258,256
SWITZERLAND — 2.8%
Cie Financiere Richemont SA	136,835	20,447,921

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Developed EAFE All Cap Fund

	Shares	Value
UNITED KINGDOM — 14.6%
ASOS PLC *	153,179	$4,957,390
Auto Trader Group PLC	1,661,562	16,640,339
Burberry Group PLC	247,938	6,119,668
Farfetch Ltd., Class A *	284,297	9,504,049
Games Workshop Group PLC	61,892	8,344,296
Hargreaves Lansdown PLC	625,196	11,488,704
HomeServe PLC	422,882	5,005,567
Intertek Group PLC	94,359	7,198,409
Johnson Matthey PLC	224,365	6,234,647
Rightmove PLC	1,467,369	15,834,081
Trainline PLC *	1,143,864	4,319,693
Weir Group PLC (The)	171,397	3,977,372
Wise PLC, Class A *	497,070	5,111,554
		104,735,769
UNITED STATES — 6.3%
Mettler-Toledo International, Inc. *	19,562	33,200,822
Spotify Technology SA *	51,947	12,157,156
		45,357,978
Total Common Stocks
(cost $448,928,224)		681,928,417
PREFERRED STOCKS — 3.0%
GERMANY — 3.0%
Sartorius AG 0.13% (cost $6,381,632)	32,208	21,783,582
TOTAL INVESTMENTS — 98.1%
(cost $455,309,856)		$703,711,999
Other assets less liabilities — 1.9%		13,731,172
NET ASSETS — 100.0%		$717,443,171

*  Non-income producing security.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Developed EAFE All Cap Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$81,701,756	$600,226,661	$—	$681,928,417
Preferred Stocks **	—	21,783,582	—	21,783,582
Total	$81,701,756	$622,010,243	$—	$703,711,999

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Developed EAFE All Cap Fund

ASSETS
Investments, at value (cost $455,309,856)	$703,711,999
Cash	4,661,862
Foreign cash, at value (cost $104,956)	105,076
Capital shares sold receivable	9,722,456
Tax reclaims receivable	649,022
Dividends receivable	347,059
Prepaid assets	37,733
Total Assets	719,235,207
LIABILITIES
Advisory fee payable	621,274
Payable for investment purchased	741,077
Administration & Supervisory fee payable	159,417
Shareholder Servicing fee payable	93,981
Capital shares purchased payable	23,714
Trustee fee payable	3,934
Commitment fee payable	1,686
Accrued expenses	146,953
Total Liabilities	1,792,036
NET ASSETS	$717,443,171
COMPOSITION OF NET ASSETS
Paid-in capital	$471,175,812
Total distributable earnings	246,267,359
$717,443,171
NET ASSET VALUE, PER SHARE
Class 2 ($103,630,433 / 5,974,893 shares outstanding), unlimited authorized, no par value	$17.34
Class 3 ($108,808,202 / 6,212,069 shares outstanding), unlimited authorized, no par value	$17.52
Class 4 ($116,923,004 / 6,651,854 shares outstanding), unlimited authorized, no par value	$17.58
Class K ($345,051,766 / 19,939,276 shares outstanding), unlimited authorized, no par value	$17.31
Institutional Class ($43,029,766 / 2,491,140 shares outstanding), unlimited authorized, no par value	$17.27

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2021

For the Year Ended December 31, 2021
Baillie Gifford Developed EAFE All Cap Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $798,329)	$6,589,683
Interest	1,034
Total Investment Income	6,590,717
EXPENSES
Advisory fee (Note B)	2,319,325
Shareholder Servicing fees — Class 2 shares (Note B)	208,278
Shareholder Servicing fees — Class 3 shares (Note B)	107,568
Shareholder Servicing fees — Class 4 shares (Note B)	78,173
Administration & Supervisory fee — Class K shares (Note B)	511,445
Administration & Supervisory fee — Institutional Class shares (Note B)	34,094
Transfer agency	92,183
Sub-transfer agency — Institutional Class shares	12,333
Fund accounting	198,247
Custody	79,155
Legal	69,767
Registration fees	57,482
Professional fees	48,199
Trustees' fees	14,115
Commitment fees	5,357
Miscellaneous	19,526
Total Expenses	3,855,247
Net Investment Income	2,735,470
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	19,367,161
Foreign currency transactions	(44,161)
19,323,000
Net change in unrealized appreciation (depreciation) on:
Investments	22,867,263
Translation of net assets and liabilities denominated in foreign currencies	(66,153)
22,801,110
Net realized and unrealized gain	42,124,110
NET INCREASE IN NET ASSETS FROM OPERATIONS	$44,859,580

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2021

Baillie Gifford Developed EAFE All Cap Fund

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,735,470	$2,705,662
Net realized gain	19,323,000	11,744,538
Net change in unrealized appreciation	22,801,110	121,526,290
Net increase in net assets from operations	44,859,580	135,976,490
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(3,070,717)	(2,184,122)
Class 3	(3,299,115)	(1,158,667)
Class 4	(3,568,899)	—
Class K	(10,436,889)	(2,481,439)
Institutional Class	(1,033,964)	(109,348)
Total Distributions to Shareholders	(21,409,584)	(5,933,576)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	6,000	6,000
Class 3	103,921,278	—
Class 4	111,639,409	—
Class K	111,763,657	9,101,965
Institutional Class	37,047,091	17,007,484
Dividends reinvested:
Class 2	3,070,718	2,184,122
Class 3	3,299,115	1,158,667
Class 4	3,568,899	—
Class K	10,047,376	2,359,735
Institutional Class	1,029,566	109,348
Cost of shares redeemed:
Class 2	(128,955,703)	(65,191,959)
Class 3	(111,639,409)	—
Class K	(31,415,609)	(62,538,353)
Institutional Class	(7,719,308)	(17,016,373)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	105,663,080	(112,819,364)
Total Increase in Net Assets	129,113,076	17,223,550
NET ASSETS
Beginning of year	588,330,095	571,106,545
End of year	$717,443,171	$588,330,095

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Developed EAFE All Cap Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net asset value, beginning of year	$16.64	$13.13	$10.04	$12.06	$9.55
From Investment Operations
Net investment income(a)	0.07	0.07	0.13	0.15	0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.16	3.61	3.11	(2.08)	2.58
Net increase (decrease) in net asset value from investment operations	1.23	3.68	3.24	(1.93)	2.72
Dividends and Distributions to Shareholders
From net investment income	(0.20)	(0.17)	(0.15)	(0.03)	(0.22)
From net realized gain on investments	(0.33)	—	—	(0.06)	—
Total Dividends and Distributions	(0.53)	(0.17)	(0.15)	(0.09)	(0.22)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	—	—	0.01
Net asset value, end of year	$17.34	$16.64	$13.13	$10.04	$12.06
Total Return
Total return based on net asset value(b)	7.44%	27.95%	32.33%	(16.05)%	28.59%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$103,630	$221,181	$229,861	$181,679	$221,316
Ratio of net expenses to average net assets	0.61%	0.64%	0.66%	0.67%	0.66%
Ratio of net investment income to average net assets	0.37%	0.50%	1.08%	1.23%	1.22%
Portfolio turnover rate(c)	14%	12%	19%	14%	21%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Developed EAFE All Cap Fund
Selected data for a Class 3 share outstanding throughout each period:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period March 24, 2017(a) through December 31, 2017
Net asset value, beginning of period	$16.80	$13.26	$10.13	$12.17	$10.49
From Investment Operations
Net investment income(b)	0.08	0.07	0.14	0.16	0.12
Net realized and unrealized gain (loss) on investments and foreign currency	1.19	3.65	3.15	(2.11)	1.79
Net increase (decrease) in net asset value from investment operations	1.27	3.72	3.29	(1.95)	1.91
Dividends and Distributions to Shareholders
From net investment income	(0.22)	(0.18)	(0.16)	(0.03)	(0.23)
From net realized gain on investments	(0.33)	—	—	(0.06)	—
Total Dividends and Distributions	(0.55)	(0.18)	(0.16)	(0.09)	(0.23)
Proceeds from Purchase Fees and Redemption Fees(b)	—	—	—	—	0.00 (c)
Net asset value, end of period	$17.52	$16.80	$13.26	$10.13	$12.17
Total Return
Total return based on net asset value(d)	7.51%	28.04%	32.42%	(15.99)%	18.25%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$108,808	$108,722	$84,911	$64,123	$82,523
Ratio of net expenses to average net assets	0.54%	0.57%	0.59%	0.60%	0.58%*
Ratio of net investment income to average net assets	0.46%	0.55%	1.16%	1.31%	1.32%*
Portfolio turnover rate(e)	14%	12%	19%	14%	21%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Developed EAFE All Cap Fund
Selected data for a Class 4 share outstanding throughout the period:

For the Period January 13, 2021(a) through December 31, 2021
Net asset value, beginning of period	$17.31
From Investment Operations
Net investment income(b)	0.09
Net realized and unrealized gain on investments and foreign currency	0.73
Net increase in net asset value from investment operations	0.82
Dividends and Distributions to Shareholders
From net investment income	(0.22)
From net realized gain on investments	(0.33)
Total Dividends and Distributions	(0.55)
Net asset value, end of period	$17.58
Total Return
Total return based on net asset value(c)	4.74%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$116,923
Ratio of net expenses to average net assets	0.51%*
Ratio of net investment income to average net assets	0.54%*
Portfolio turnover rate(d)	14%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Developed EAFE All Cap Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$16.61	$13.11	$10.03	$12.06	$10.74
From Investment Operations
Net investment income(b)	0.07	0.06	0.12	0.11	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	1.17	3.61	3.11	(2.04)	1.47
Net increase (decrease) in net asset value from investment operations	1.24	3.67	3.23	(1.93)	1.54
Dividends and Distributions to Shareholders
From net investment income	(0.21)	(0.17)	(0.15)	(0.04)	(0.22)
From net realized gain on investments	(0.33)	—	—	(0.06)	—
Total Dividends and Distributions	(0.54)	(0.17)	(0.15)	(0.10)	(0.22)
Net asset value, end of period	$17.31	$16.61	$13.11	$10.03	$12.06
Total Return
Total return based on net asset value(c)	7.47%	27.98%	32.24%	(16.05)%	14.39%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$345,052	$246,283	$247,155	$152,397	$6
Ratio of net expenses to average net assets	0.61%	0.64%	0.66%	0.67%	0.66%*
Ratio of net investment income to average net assets	0.38%	0.49%	1.04%	0.99%	0.87%*
Portfolio turnover rate(d)	14%	12%	19%	14%	21%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Developed EAFE All Cap Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$16.59	$13.10	$10.02	$12.06	$10.74
From Investment Operations
Net investment income(b)	0.05	0.06	0.11	0.06	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	1.17	3.58	3.13	(2.00)	1.47
Net increase (decrease) in net asset value from investment operations	1.22	3.64	3.24	(1.94)	1.54
Dividends and Distributions to Shareholders
From net investment income	(0.21)	(0.15)	(0.16)	(0.04)	(0.22)
From net realized gain on investments	(0.33)	—	—	(0.06)	—
Total Dividends and Distributions	(0.54)	(0.15)	(0.16)	(0.10)	(0.22)
Net asset value, end of period	$17.27	$16.59	$13.10	$10.02	$12.06
Total Return
Total return based on net asset value(c)	7.36%	27.77%	32.28%	(16.13)%	14.39%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$43,030	$12,143	$9,179	$1,862	$6
Ratio of net expenses to average net assets	0.67%	0.76%	0.73%	0.77%	0.66%*
Ratio of net investment income to average net assets	0.29%	0.43%	0.89%	0.59%	0.87%*
Portfolio turnover rate(d)	14%	12%	19%	14%	21%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table (unaudited)

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford EAFE Plus All Cap Fund

	Value	% of Total Net Assets
Apparel	$27,410,585	4.5%
Auto Manufacturers	4,851,204	0.8
Auto Parts & Equipment	9,190,380	1.5
Banks	8,675,176	1.4
Beverages	11,377,588	1.9
Building Materials	19,626,135	3.2
Chemicals	4,171,752	0.7
Commercial Services	15,201,096	2.5
Computers	13,019,932	2.1
Cosmetics/Personal Care	15,204,403	2.5
Distribution/Wholesale	8,968,755	1.5
Diversified Financial Services	10,705,404	1.7
Electronics	70,764,421	11.7
Engineering & Construction	4,227,026	0.7
Food	9,860,537	1.6
Hand/Machine Tools	11,651,952	1.9
Healthcare — Products	34,467,295	5.7
Home Furnishings	6,374,894	1.1
Insurance	20,496,656	3.4
Internet	104,074,820	17.1
Investment Companies	11,875,131	2.0
Leisure Time	10,439,720	1.7
Machinery — Construction & Mining	10,851,328	1.8
Machinery — Diversified	41,753,795	6.9
Retail	44,256,551	7.3
Semiconductors	35,509,411	5.9
Software	23,825,485	4.0
Telecommunications	5,446,003	0.9
Toys/Games/Hobbies	6,410,703	1.1
Total Value of Investments	600,688,138	99.1
Other assets less liabilities	5,351,933	0.9
Net Assets	$606,040,071	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford EAFE Plus All Cap Fund

	Shares	Value
COMMON STOCKS — 95.6%
ARGENTINA — 1.3%
MercadoLibre, Inc. *	6,014	$8,109,278
AUSTRALIA — 1.6%
Cochlear Ltd.	60,026	9,421,111
BRAZIL — 0.5%
Raia Drogasil SA	755,400	3,288,795
CHINA — 4.6%
Alibaba Group Holding Ltd. ADR *	48,353	5,743,853
Baidu, Inc. ADR *	18,442	2,743,985
Meituan, Class B *	285,000	8,241,485
Ping An Insurance Group Co. of China Ltd., Class H	816,000	5,880,194
Prosus NV *	35,319	2,925,299
Trip.com Group Ltd. ADR *	92,874	2,286,558
		27,821,374
FRANCE — 5.0%
Kering	8,491	6,812,774
LVMH Moet Hennessy Louis Vuitton SE	9,796	8,095,746
Remy Cointreau SA	46,808	11,377,588
Ubisoft Entertainment SA *	81,071	3,954,667
		30,240,775
GERMANY — 8.7%
adidas AG	28,108	8,093,568
Auto1 Group SE *	147,582	3,261,794
Bechtle AG	182,968	13,019,932
Nemetschek SE	61,016	7,801,756
Rational AG	6,233	6,374,894
Zalando SE *	172,038	13,858,779
		52,410,723
HONG KONG — 4.3%
AIA Group Ltd.	1,448,200	14,616,462
Techtronic Industries Co., Ltd.	584,500	11,651,952
		26,268,414

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford EAFE Plus All Cap Fund

	Shares	Value
INDIA — 0.9%
Housing Development Finance Corp., Ltd.	90,923	$3,145,854
MakeMyTrip Ltd. *	81,188	2,249,720
		5,395,574
JAPAN — 22.5%
Denso Corp.	110,900	9,190,380
Kakaku.com, Inc.	171,100	4,574,064
Kao Corp.	81,700	4,278,984
Keyence Corp.	14,700	9,242,746
Murata Manufacturing Co., Ltd.	112,900	9,005,182
Nidec Corp.	90,800	10,741,132
Olympus Corp.	526,700	12,128,448
Pigeon Corp.	107,400	2,055,364
Recruit Holdings Co., Ltd.	135,400	8,239,865
Shimano, Inc.	39,200	10,439,720
Shiseido Co., Ltd.	159,000	8,870,055
SMC Corp.	23,000	15,544,737
SoftBank Group Corp.	113,600	5,446,003
Sugi Holdings Co., Ltd.	49,300	2,986,968
Suzuki Motor Corp.	125,800	4,851,204
Sysmex Corp.	95,700	12,917,736
Z Holdings Corp.	1,027,900	5,930,975
		136,443,563
NETHERLANDS — 4.7%
ASML Holding NV	24,623	19,723,536
IMCD NV	40,582	8,968,755
		28,692,291
NEW ZEALAND — 1.5%
Xero Ltd. *	88,113	9,019,179
PORTUGAL — 1.6%
Jeronimo Martins SGPS SA	430,895	9,860,536
SINGAPORE — 1.4%
United Overseas Bank Ltd.	434,373	8,675,176

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford EAFE Plus All Cap Fund

	Shares	Value
SOUTH AFRICA — 0.8%
Naspers Ltd., N Shares	32,820	$5,094,030
SOUTH KOREA — 0.8%
Coupang, Inc. *	161,520	4,745,458
SPAIN — 1.5%
Industria de Diseno Textil SA	278,609	8,985,153
SWEDEN — 9.2%
Atlas Copco AB, A Shares	155,977	10,778,142
Atlas Copco AB, B Shares	105,348	6,188,170
Epiroc AB, B Shares	338,146	7,150,846
Investor AB, B Shares	473,239	11,875,131
Nibe Industrier AB, B Shares	1,298,889	19,626,135
		55,618,424
SWITZERLAND — 2.5%
Cie Financiere Richemont SA	101,294	15,136,856
TAIWAN — 2.6%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	131,210	15,785,875
UNITED KINGDOM — 13.2%
ASOS PLC *	105,042	3,399,514
Auto Trader Group PLC	1,305,284	13,072,259
Burberry Group PLC	178,610	4,408,497
Farfetch Ltd., Class A *	194,343	6,496,887
Games Workshop Group PLC	47,550	6,410,703
Hargreaves Lansdown PLC	411,378	7,559,550
HomeServe PLC	357,109	4,227,026
Intertek Group PLC	91,250	6,961,231
Johnson Matthey PLC	150,128	4,171,752
Rightmove PLC	1,131,909	12,214,200
Trainline PLC *	1,056,884	3,991,221
Weir Group PLC (The)	159,465	3,700,482
Wise PLC, Class A *	296,584	3,049,883
		79,663,205

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford EAFE Plus All Cap Fund

	Shares	Value
UNITED STATES — 6.4%
Mettler-Toledo International, Inc. *	17,504	$29,707,964
Spotify Technology SA *	38,432	8,994,241
		38,702,205
Total Common Stocks
(cost $361,238,390)		579,377,995
PREFERRED STOCKS — 3.5%
GERMANY — 3.5%
Sartorius AG 0.13% (cost $5,836,369)	31,508	21,310,143
TOTAL INVESTMENTS — 99.1%
(cost $367,074,759)		$600,688,138
Other assets less liabilities — 0.9%		5,351,933
NET ASSETS — 100.0%		$606,040,071

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$111,630,910	$467,747,085	$—	$579,377,995
Preferred Stocks **	—	21,310,143	—	21,310,143
Total	$111,630,910	$489,057,228	$—	$600,688,138

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford EAFE Plus All Cap Fund

ASSETS
Investments, at value (cost $367,074,759)	$600,688,138
Cash	5,322,522
Foreign cash, at value (cost $2,791)	2,830
Tax reclaims receivable	480,648
Dividends receivable	336,550
Capital shares sold receivable	134,466
Prepaid assets	20,517
Total Assets	606,985,671
LIABILITIES
Advisory fee payable	561,454
Shareholder Servicing fee payable	134,355
Administration & Supervisory fee payable	99,660
Trustee fee payable	3,616
Commitment fee payable	1,550
Accrued expenses	144,965
Total Liabilities	945,600
NET ASSETS	$606,040,071
COMPOSITION OF NET ASSETS
Paid-in capital	$372,250,578
Total distributable earnings	233,789,493
$606,040,071
NET ASSET VALUE, PER SHARE
Class 2 ($179,912,866 / 9,026,370 shares outstanding), unlimited authorized, no par value	$19.93
Class 3 ($211,864,929 / 10,648,955 shares outstanding), unlimited authorized, no par value	$19.90
Class 4 ($4,910,409 / 246,485 shares outstanding), unlimited authorized, no par value	$19.92
Class K ($166,910,364 / 8,405,820 shares outstanding), unlimited authorized, no par value	$19.86
Institutional Class ($42,441,503 / 2,142,943 shares outstanding), unlimited authorized, no par value	$19.81

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2021

For the Year Ended December 31, 2021
Baillie Gifford EAFE Plus All Cap Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $758,340)	$6,202,515
Interest	557
Total Investment Income	6,203,072
EXPENSES
Advisory fee (Note B)	2,363,583
Shareholder Servicing fees — Class 2 shares (Note B)	432,654
Shareholder Servicing fees — Class 3 shares (Note B)	179,764
Shareholder Servicing fees — Class 4 shares (Note B)	736
Administration & Supervisory fee — Class K shares (Note B)	333,387
Administration & Supervisory fee — Institutional Class shares (Note B)	74,598
Transfer agency	80,623
Sub-transfer agency — Institutional Class shares	45,330
Fund accounting	223,066
Custody	86,024
Legal	73,531
Registration fees	62,324
Professional fees	54,691
Trustees' fees	14,251
Commitment fees	5,439
Line of credit Interest	1,830
Miscellaneous	21,013
Total Expenses	4,052,844
Net Investment Income	2,150,228
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	52,951,046
Foreign currency transactions	(94,451)
52,856,595
Net change in unrealized depreciation on:
Investments	(32,455,548)
Translation of net assets and liabilities denominated in foreign currencies	(31,322)
(32,486,870)
Net realized and unrealized gain	20,369,725
NET INCREASE IN NET ASSETS FROM OPERATIONS	$22,519,953

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2021

Baillie Gifford EAFE Plus All Cap Fund

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,150,228	$2,090,625
Net realized gain	52,856,595	11,700,117
Net change in unrealized appreciation (depreciation)	(32,486,870)	147,139,024
Net increase in net assets from operations	22,519,953	160,929,766
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(15,772,463)	(5,732,100)
Class 3	(18,905,378)	(2,604,537)
Class 4	(440,760)	—
Class K	(14,734,840)	(3,457,873)
Institutional Class	(3,749,028)	(652,549)
Total Distributions to Shareholders	(53,602,469)	(12,447,059)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	6,000	786,000
Class 3	108,708,698	118,434,820
Class 4	4,689,893	—
Class K	14,492,662	70,360,885
Institutional Class	9,054,805	11,245,159
Dividends reinvested:
Class 2	15,772,464	5,732,100
Class 3	18,905,377	2,604,536
Class 4	440,760	—
Class K	14,725,746	3,452,561
Institutional Class	3,736,271	650,466
Cost of shares redeemed:
Class 2	(177,343,738)	(45,075,399)
Class 3	(45,139,893)	—
Class K	(55,928,721)	(28,250,000)
Institutional Class	(7,859,622)	(3,196,880)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(95,739,298)	136,744,248
Total Increase (Decrease) in Net Assets	(126,821,814)	285,226,955
NET ASSETS
Beginning of year	732,861,885	447,634,930
End of year	$606,040,071	$732,861,885
The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford EAFE Plus All Cap Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net asset value, beginning of year	$21.15	$16.71	$13.15	$16.11	$12.46
From Investment Operations
Net investment income(a)	0.07	0.07	0.27	0.17	0.16
Net realized and unrealized gain (loss) on investments and foreign currency	0.63	4.73	3.91	(2.81)	3.74
Net increase (decrease) in net asset value from investment operations	0.70	4.80	4.18	(2.64)	3.90
Dividends and Distributions to Shareholders
From net investment income	(0.28)	(0.14)	(0.33)	(0.09)	(0.25)
From net realized gain on investments	(1.64)	(0.22)	(0.29)	(0.23)	—
Total Dividends and Distributions	(1.92)	(0.36)	(0.62)	(0.32)	(0.25)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	—	—	0.00 (b)
Net asset value, end of year	$19.93	$21.15	$16.71	$13.15	$16.11
Total Return
Total return based on net asset value(c)	3.31%	28.77%	31.73%	(16.39)%	31.28%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$179,913	$343,888	$309,335	$232,937	$280,488
Ratio of net expenses to average net assets	0.61%	0.62%	0.65%	0.68%	0.67%
Ratio of net investment income to average net assets	0.32%	0.42%	1.76%	1.06%	1.06%
Portfolio turnover rate(d)	10%	20%	11%	26%	12%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford EAFE Plus All Cap Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2021	For the Period August 3, 2020(a) through December 31, 2020	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net asset value, beginning of year	$21.14	$17.57	$12.58	$12.67
From Investment Operations
Net investment income(b)	0.08	0.03	0.16	0.20
Net realized and unrealized gain on investments and foreign currency	0.63	3.93	3.79	(0.13)
Net increase in net asset value from investment operations	0.71	3.96	3.95	0.07
Dividends and Distributions to Shareholders
From net investment income	(0.31)	(0.17)	(0.27)	(0.17)
From net realized gain on investments	(1.64)	(0.22)	—	—
Total Dividends and Distributions	(1.95)	(0.39)	(0.27)	(0.17)
Proceeds from Purchase Fees and Redemption Fees(b)	—	—	.00 (c)	0.01
Net asset value, end of year	$19.90	$21.14	$16.26	$12.58
Total Return
Total return based on net asset value(d)	3.38%	22.49%	31.37%	0.66%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$211,865	$146,565	$26,932	$19,890
Ratio of net expenses to average net assets	0.54%*	0.54%*	0.60%	0.58%
Ratio of net investment income to average net assets	0.36%*	0.35%*	1.06%	1.59%
Portfolio turnover rate(e)	10%	20%	12%	23%

*  Annualized

(a)  Recommencement of investment operations. Class had no shareholdres from April 9, 2018 to August 2, 2020. All shares of this class were redeemed at $16.18 on April 9, 2018. New Shares were issued at $17.57 on August 3, 2020.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford EAFE Plus All Cap Fund
Selected data for a Class 4 share outstanding throughout the year:

For the Period October 11, 2021(a) through December 31, 2021
Net asset value, beginning of year	$20.79
From Investment Operations
Net investment income(b)	0.00 (c)
Net realized and unrealized gain on investments and foreign currency	1.10
Net increase in net asset value from investment operations	1.10
Dividends and Distributions to Shareholders
From net investment income	(0.33)
From net realized gain on investments	(1.64)
Total Dividends and Distributions	(1.97)
Proceeds from Purchase Fees and Redemption Fees(b)	—
Net asset value, end of year	$19.92
Total Return
Total return based on net asset value(c)	5.33%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$4,910
Ratio of net expenses to average net assets	0.53%*
Ratio of net investment income to average net assets	0.01%
Portfolio turnover rate(d)	10%

*  Annualized

(a)  New Shares were issued at $20.79 on October 11, 2021.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford EAFE Plus All Cap Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$21.09	$16.66	$13.12	$16.10	$14.15
From Investment Operations
Net investment income(b)	0.07	0.07	0.26	0.04	0.08
Net realized and unrealized gain (loss) on investments and foreign currency	0.63	4.73	3.91	(2.68)	2.13
Net increase (decrease) in net asset value from investment operations	0.70	4.80	4.17	(2.64)	2.21
Dividends and Distributions to Shareholders
From net investment income	(0.29)	(0.15)	(0.34)	(0.11)	(0.26)
From net realized gain on investments	(1.64)	(0.22)	(0.29)	(0.23)	—
Total Dividends and Distributions	(1.93)	(0.37)	(0.63)	(0.34)	(0.26)
Net asset value, end of period	$19.86	$21.09	$16.66	$13.12	$16.10
Total Return
Total return based on net asset value(c)	3.33%	28.78%	31.72%	(16.36)%	15.63%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$166,910	$202,514	$114,922	$64,827	$6
Ratio of net expenses to average net assets	0.61%	0.62%	0.65%	0.68%	0.68%*
Ratio of net investment income to average net assets	0.31%	0.40%	1.73%	0.42%	0.73%*
Portfolio turnover rate(d)	10%	20%	11%	26%	12%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford EAFE Plus All Cap Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$21.05	$16.63	$13.10	$16.09	$14.15
From Investment Operations
Net investment income(b)	0.05	0.05	0.26	0.07	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.62	4.72	3.88	(2.73)	2.21
Net increase (decrease) in net asset value from investment operations	0.67	4.77	4.14	(2.66)	2.22
Dividends and Distributions to Shareholders
From net investment income	(0.27)	(0.13)	(0.32)	(0.10)	(0.28)
From net realized gain on investments	(1.64)	(0.22)	(0.29)	(0.23)	—
Total Dividends and Distributions	(1.91)	(0.35)	(0.61)	(0.33)	(0.28)
Net asset value, end of period	$19.81	$21.05	$16.63	$13.10	$16.09
Total Return
Total return based on net asset value(c)	3.20%	28.68%	31.60%	(16.50)%	15.68%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$42,442	$39,894	$23,378	$10,768	$201
Ratio of net expenses to average net assets	0.72%	0.72%	0.75%	0.78%	0.68%*
Ratio of net investment income to average net assets	0.21%	0.30%	1.72%	0.47%	0.14%*
Portfolio turnover rate(d)	10%	20%	11%	26%	12%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table (unaudited)

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Emerging Markets Equities Fund

	Value	% of Total Net Assets
Airlines	$53,541,031	0.9%
Apparel	51,280,839	0.8
Auto Manufacturers	232,038,611	3.8
Auto Parts & Equipment	52,195,052	0.8
Banks	616,429,645	9.9
Biotechnology	75,368,070	1.2
Building Materials	113,119,980	1.8
Chemicals	76,453,524	1.2
Commercial Services	8,499,210	0.1
Computers	99,954,143	1.6
Diversified Financial Services	325,410,922	5.3
Electrical Components & Equipment	137,669,543	2.2
Food	28,533,966	0.5
Gas	45,332,315	0.7
Home Furnishings	114,688,462	1.8
Insurance	243,398,486	3.9
Internet	1,220,827,646	19.7
Iron/Steel	70,432,568	1.1
Machinery — Construction & Mining	31,479,135	0.5
Mining	440,217,482	7.1
Oil & Gas	511,487,431	8.2
Real Estate	14,458,534	0.2
Retail	103,684,976	1.7
Semiconductors	1,279,996,100	20.6
Software	143,313,779	2.3
Telecommunications	96,728,544	1.6
Total Value of Investments	6,186,539,994	99.5
Other assets less liabilities	28,413,678	0.5
Net Assets	$6,214,953,672	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Emerging Markets Equities Fund

	Shares	Value
COMMON STOCKS — 96.1%
ARGENTINA — 1.9%
MercadoLibre, Inc. *	89,863	$121,171,269
BRAZIL — 6.5%
B3 SA — Brasil Bolsa Balcao	24,488,900	48,766,822
Banco Bradesco SA ADR	14,499,748	49,589,138
Petroleo Brasileiro SA ADR	20,503,029	225,123,259
StoneCo Ltd., Class A *	504,105	8,499,210
Vale SA ADR	5,023,721	70,432,569
		402,410,998
CANADA — 0.0% (1)
Valeura Energy, Inc. *	4,672,400	1,606,778
CHILE — 1.2%
Lundin Mining Corp.	9,281,813	72,496,393
CHINA — 28.9%
Alibaba Group Holding Ltd. *	15,213,320	223,568,604
BeiGene Ltd. ADR *	131,686	35,677,688
Brilliance China Automotive Holdings Ltd. *(a)	35,694,000	16,708,210
Burning Rock Biotech Ltd. ADR *	1,232,049	11,741,427
China Merchants Bank Co., Ltd., Class H	19,695,500	153,222,692
Contemporary Amperex Technology Co., Ltd., Class A	1,494,545	137,669,543
Dada Nexus Ltd. ADR *	1,087,973	14,317,725
Geely Automobile Holdings Ltd.	24,594,000	67,186,283
Haier Smart Home Co., Ltd., Class H	14,896,280	63,001,272
HUYA, Inc. ADR *	1,847,930	12,824,634
JD.com, Inc., Class A *	2,124,502	73,194,096
KE Holdings, Inc. ADR *	718,615	14,458,534
Kingsoft Cloud Holdings Ltd. ADR *	1,175,442	18,513,211
Kuaishou Technology *	2,642,200	24,497,072
Li Ning Co., Ltd.	5,965,500	65,441,792
Lufax Holding Ltd. ADR *	6,343,355	35,713,089
Meituan, Class B *	5,113,500	147,869,592
Midea Group Co., Ltd., Class A	4,463,270	51,687,190
Minth Group Ltd.	11,848,000	52,195,052

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Emerging Markets Equities Fund

	Shares	Value
Ping An Bank Co., Ltd., Class A	20,072,950	$51,896,967
Ping An Insurance Group Co. of China Ltd., Class H	19,682,500	141,834,467
Shenzhou International Group Holdings Ltd.	2,648,300	51,280,839
Tencent Holdings Ltd.	4,360,300	254,428,389
Tencent Music Entertainment Group ADR *	3,258,592	22,321,355
Zai Lab Ltd. ADR *	444,693	27,948,955
Zijin Mining Group Co., Ltd., Class H	23,218,000	27,728,975
		1,796,927,653
INDIA — 14.3%
HDFC Life Insurance Co., Ltd.	8,501,790	74,102,832
Housing Development Finance Corp., Ltd.	4,369,550	151,182,522
ICICI Lombard General Insurance Co., Ltd.	1,460,056	27,461,187
IDFC First Bank Ltd. *	69,540,491	45,090,004
Mahindra & Mahindra Ltd.	3,622,508	40,645,312
Piramal Enterprises Ltd.	1,696,175	60,150,003
Reliance Industries Ltd.	6,995,089	222,210,191
Tata Consultancy Services Ltd.	1,992,883	99,954,143
Tech Mahindra Ltd.	4,666,673	111,975,933
UltraTech Cement Ltd.	573,255	58,391,433
		891,163,560
INDONESIA — 1.1%
Bank Rakyat Indonesia Persero Tbk PT	227,971,363	65,638,928
MEXICO — 2.3%
Cemex SAB de CV, Participating Certificates ADR *	8,072,057	54,728,546
Grupo Financiero Banorte SAB de CV, Class O	7,775,716	50,572,250
Wal-Mart de Mexico SAB de CV	10,273,528	38,243,184
		143,543,980
PANAMA — 0.9%
Copa Holdings SA, Class A *	647,726	53,541,031
POLAND — 1.1%
Allegro.eu SA *	3,717,023	35,782,392
KGHM Polska Miedz SA	897,734	31,161,403
		66,943,795

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Emerging Markets Equities Fund

	Shares	Value
RUSSIA — 7.4%
Magnit PJSC GDR Reg S	1,902,505	$28,533,966
MMC Norilsk Nickel PJSC ADR	5,524,152	170,883,002
Moscow Exchange MICEX-RTS PJSC	14,557,370	29,598,487
Ozon Holdings PLC ADR *	1,051,835	31,144,834
Sberbank of Russia PJSC ADR	12,491,094	200,419,666
		460,579,955
SOUTH AFRICA — 1.9%
Naspers Ltd., N Shares	764,295	118,627,116
SOUTH KOREA — 12.5%
Coupang, Inc. *	1,524,740	44,796,861
Doosan Bobcat, Inc. *	919,829	31,479,135
Hyundai Motor Co.	612,426	107,498,806
LG Chem Ltd. *	147,890	76,453,524
NAVER Corp. *	116,275	36,908,175
Samsung Electronics Co., Ltd.	4,513,432	296,419,514
Samsung SDI Co., Ltd.	175,879	96,728,544
SK Hynix, Inc.	788,003	86,548,421
		776,832,980
TAIWAN — 13.9%
MediaTek, Inc.	4,099,000	175,886,156
Sea Ltd. ADR *	322,740	72,200,165
Taiwan Semiconductor Manufacturing Co., Ltd.	27,733,310	613,488,522
		861,574,843
ZAMBIA — 2.2%
First Quantum Minerals Ltd.	5,764,683	137,947,709
Total Common Stocks
(cost $4,501,880,552)		5,971,006,988
PREFERRED STOCKS — 3.4%
BRAZIL — 1.7%
Petroleo Brasileiro SA ADR 20.85%	6,186,667	62,547,203
Raizen SA 0.66%	39,364,710	45,332,315
		107,879,518

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Emerging Markets Equities Fund

	Shares	Value
SOUTH KOREA — 1.7%
Samsung Electronics Co., Ltd. 1.53%	1,800,657	$107,653,488
Total Preferred Stocks
(cost $168,950,994)		215,533,006
TOTAL INVESTMENTS — 99.5%
(cost $4,670,831,546)		$6,186,539,994
Other assets less liabilities — 0.5%		28,413,678
NET ASSETS — 100.0%		$6,214,953,672

(1)  Amount rounds to less than 0.1%.

(a)  Investment was valued using significant unobservable inputs.

*  Non-income producing security.

ADR  —  American Depositary Receipt

GDR  —  Global Depositary Receipt

Reg S  —  Regulation S ("Reg S") under the Securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States). These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees. At December 31, 2021, the net value of these securities was $28,533,966 representing 0.5% of net assets.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$1,274,376,637	$4,679,922,141	$16,708,210	$5,971,006,988
Preferred Stocks **	107,879,518	107,653,488	—	215,533,006
Total	$1,382,256,155	$4,787,575,629	$16,708,210	$6,186,539,994

**  Refer to Portfolio of Investments for further detail.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Balance at December 31, 2020	$—
Purchases	1,643,357
Sales	—
Realized gain (loss)	—
Change in unrealized gain (loss)	(15,782,732)
Transfers into Level 3	30,847,585
Transfers out of Level 3	—
Balance at December 31, 2021	$16,708,210
Change in unrealized gain (loss) related to Investments still held at December 31, 2021.	($15,782,732)

$30,847,585 was transferred out of Level 2 into Level 3 during the year ended December 31, 2021 as a result of the unavailability of a quoted market price in an active market for identical securities and other significant observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Emerging Markets Equities Fund

ASSETS
Investments, at value (cost $4,670,831,546)	$6,186,539,994
Foreign cash, at value (cost $3,522,438)	3,547,555
Capital shares sold receivable	54,986,727
Receivable for investments sold	28,084,817
Dividends receivable	9,082,337
Tax reclaims receivable	205,868
Receivable for India capital gains tax refunds (Note A)	188,100
Prepaid assets	62,711
Total Assets	6,282,698,109
LIABILITIES
Due to custodian	3,830,226
Advisory fee payable	8,400,706
Deferred India capital gains tax liability (Note A)	28,901,809
Capital shares purchased payable	23,244,680
Administration & Supervisory fee payable	1,746,259
Shareholder Servicing fee payable	238,949
Trustee fee payable	35,621
Commitment fee payable	15,263
Accrued expenses	1,330,924
Total Liabilities	67,744,437
NET ASSETS	$6,214,953,672
COMPOSITION OF NET ASSETS
Paid-in capital	$4,853,971,974
Total distributable earnings	1,360,981,698
$6,214,953,672
NET ASSET VALUE, PER SHARE
Class 2 ($66,301,476 / 2,700,923 shares outstanding), unlimited authorized, no par value	$24.55
Class 3 ($291,673,661 / 11,781,326 shares outstanding), unlimited authorized, no par value	$24.76
Class 4 ($252,836,708 / 10,068,041 shares outstanding), unlimited authorized, no par value	$25.11
Class 5 ($1,746,589,430 / 68,583,277 shares outstanding), unlimited authorized, no par value	$25.47
Class K ($2,654,519,949 / 108,631,710 shares outstanding), unlimited authorized, no par value	$24.44
Institutional Class ($1,203,032,448 / 49,246,054 shares outstanding), unlimited authorized, no par value	$24.43

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2021

For the Year Ended December 31, 2021
Baillie Gifford Emerging Markets Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $17,199,988)	$156,748,896
Interest	6,381
Total Investment Income	156,755,277
EXPENSES
Advisory fee (Note B)	34,612,885
Shareholder Servicing fees — Class 2 shares (Note B)	175,728
Shareholder Servicing fees — Class 3 shares (Note B)	281,232
Shareholder Servicing fees — Class 4 shares (Note B)	195,789
Shareholder Servicing fees — Class 5 shares (Note B)	373,705
Administration & Supervisory fee — Class K shares (Note B)	4,818,259
Administration & Supervisory fee — Institutional Class shares (Note B)	2,260,004
Transfer agency	191,853
Sub-transfer agency — Institutional Class shares	1,247,389
Custody	2,668,627
Fund accounting	1,960,533
Legal	722,173
Registration fees	240,540
Trustees' fees	147,602
Professional fees	59,163
Commitment fees	54,244
Miscellaneous	218,460
Total Expenses	50,228,186
Net Investment Income	106,527,091
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments (net of India capital gains tax expense of $6,350,185)	156,489,576
Foreign currency transactions	(2,992,923)
153,496,653
Net change in unrealized depreciation on:
Investments (net of deferred India capital gains tax expense of $5,034,264) (Note A)	(883,445,802)
Translation of net assets and liabilities denominated in foreign currencies	(51,113)
(883,496,915)
Net realized and unrealized loss	(730,000,262)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(623,473,171)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2021

Baillie Gifford Emerging Markets Equities Fund

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$106,527,091	$42,529,223
Net realized gain (loss)	153,496,653	(142,423,101)
Net change in unrealized appreciation (depreciation)	(883,496,915)	1,560,067,025
Net increase (decrease) in net assets from operations	(623,473,171)	1,460,173,147
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(1,803,685)	(1,826,111)
Class 3	(8,340,251)	(2,184,364)
Class 4	(7,173,573)	(3,613,950)
Class 5	(49,817,720)	(25,856,284)
Class K	(75,297,311)	(31,409,509)
Institutional Class	(32,956,981)	(14,749,236)
Total Distributions to Shareholders	(175,389,521)	(79,639,454)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	90,006,000	10,006,000
Class 3	16,0385,840 *	—
Class 4	—	218,894,438 *
Class 5	166,800,000	232,200,000
Class K	1,143,888,868	851,114,264
Institutional Class	524,250,455	497,607,207
Dividends reinvested:
Class 2	1,803,685	1,826,111
Class 3	8,340,251	2,184,364
Class 4	7,173,573	3,613,950
Class 5	49,817,720	25,856,285
Class K	62,411,077	24,127,144
Institutional Class	32,461,628	14,702,902
Cost of shares redeemed:
Class 2	(160,385,840)*	(13,000,000)
Class 3	(5,000,000)	(218,894,438)*
Class 5	(227,640,000)	(112,120,000)
Class K	(635,251,719)	(280,870,445)
Institutional Class	(416,430,456)	(214,228,570)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	802,631,082	1,043,019,212
Total Increase in Net Assets	3,768,390	2,423,552,905
NET ASSETS
Beginning of year	6,211,185,282	3,787,632,377
End of year	$6,214,953,672	$6,211,185,282

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net asset value, beginning of year	$27.66	$21.71	$17.62		$22.82	$15.20
From Investment Operations
Net investment income(a)	0.34	0.19	0.63		0.28	0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(2.76)	6.11	4.30		(3.70)	7.89
Net increase (decrease) in net asset value from investment operations	(2.42)	6.30	4.93		(3.42)	8.05
Dividends and Distributions to Shareholders
From net investment income	(0.33)	(0.35)	(0.65)		(0.23)	(0.25)
From net realized gain on investments	(0.36)	—	(0.19)		(1.55)	(0.18)
Total Dividends and Distributions	(0.69)	(0.35)	(0.84)		(1.78)	(0.43)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	—		—	(0.00	)(b)
Net asset value, end of year	$24.55	$27.66	$21.71		$17.62	$22.82
Total Return
Total return based on net asset value(c)	(8.75)%	29.06%	28.00%		(14.92)%	53.02%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$66,301	$144,906	$118,856		$191,177	$203,830
Ratio of net expenses to average net assets, before waiver	0.78%	0.80%	0.83%		0.84%	0.85%
Ratio of net investment income to average net assets	1.20%	0.90%	3.29	%(d)	1.31%	0.82%
Portfolio turnover rate(e)	19%	24%	15%		22%	33%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net asset value, beginning of year	$27.92	$21.91	$17.77		$23.00	$15.32
From Investment Operations
Net investment income(a)	0.50	0.20	0.71		0.29	0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(2.93)	6.18	4.29		(3.72)	7.96
Net increase (decrease) in net asset value from investment operations	(2.43)	6.38	5.00		(3.43)	8.13
Dividends and Distributions to Shareholders
From net investment income	(0.37)	(0.37)	(0.67)		(0.25)	(0.27)
From net realized gain on investments	(0.36)	—	(0.19)		(1.55)	(0.18)
Total Dividends and Distributions	(0.73)	(0.37)	(0.86)		(1.80)	(0.45)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	—		—	0.00 (b)
Net asset value, end of year	$24.76	$27.92	$21.91		$17.77	$23.00
Total Return
Total return based on net asset value(c)	(8.68)%	29.15%	28.09%		(14.86)%	53.13%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$291,674	$168,460	$344,702		$167,268	$196,468
Ratio of net expenses to average net assets	0.71%	0.73%	0.76%		0.77%	0.78%
Ratio of net investment income to average net assets	1.79%	0.95%	3.45	%(d)	1.33%	0.84%
Portfolio turnover rate(e)	19%	24%	15%		22%	33%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class 4 share outstanding throughout each year:

	For the Year Ended December 31, 2021	For the Period January 10, 2020(a) through December 31, 2020	For the Period January 1, 2016 through October 10, 2016(a)		For the Period November 2, 2015(b) through December 31, 2015
Net asset value, beginning of period	$28.30	$22.69	$15.12		$15.40
From Investment Operations
Net investment income(a)	0.47	0.22	0.11		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(2.93)	5.76	1.69		(0.28)
Net increase (decrease) in net asset value from investment operations	(2.46)	5.98	1.80		(0.26)
Dividends and Distributions to Shareholders
From net investment income	(0.37)	(0.37)	—		(0.06)
From net realized gain on investments	(0.36)	—	—		(0.00	)(d)
Total Dividends and Distributions	(0.73)	(0.37)	—		(0.06)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	0.01		0.04
Net asset value, end of period	$25.11	$28.30	16.93		15.12
Total Return
Total return based on net asset value(e)	(8.66)%	26.45%	12.04%		(1.40)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$252,837	$276,791	$110,086		$98,273
Ratio of net expenses to average net assets	0.68%	0.70%*	0.73	%*	0.76	%*
Ratio of net investment income to average net assets	1.64%	1.05%*	1.29	%*	0.88	%*
Portfolio turnover rate(d)	19%	24%	24%		46%

*  Annualized.

(a)  Recommencement of investment operations. Class had no shareholders from October 10, 2016 to January 09, 2020. All shares of this class were redeemed on October 10, 2016 at $16.93. New shares were issued at $22.69 on January 10, 2020

(b)  Commencement of investment operations.

(c)  Calculated based upon average shares outstanding during the period.

(d)  Amount is less than $0.005 per share.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class 5 share outstanding throughout each year:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net asset value, beginning of year	$28.69	$22.50	$18.23		$23.55	$15.67
From Investment Operations
Net investment income(a)	0.49	0.24	0.72		0.31	0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(2.96)	6.33	4.42		(3.81)	8.15
Net increase (decrease) in net asset value from investment operations	(2.47)	6.57	5.14		(3.50)	8.34
Dividends and Distributions to Shareholders
From net investment income	(0.39)	(0.38)	(0.68)		(0.27)	(0.28)
From net realized gain on investments	(0.36)	—	(0.19)		(1.55)	(0.18)
Total Dividends and Distributions	(0.75)	(0.38)	(0.87)		(1.82)	(0.46)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	—		—	0.00 (b)
Net asset value, end of year	$25.47	$28.69	$22.50		$18.23	$23.55
Total Return
Total return based on net asset value(c)	(8.61)%	29.25%	28.19%		(14.80)%	53.25%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,746,589	$1,953,356	$1,331,946		$1,063,434	$1,232,137
Ratio of net expenses to average net assets, before waiver	0.63%	0.65%	0.68%		0.69%	0.70%
Ratio of net investment income to average net assets	1.68%	1.08%	3.47	%(d)	1.41%	0.91%
Portfolio turnover rate(e)	19%	24%	15%		22%	33%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$27.56	$21.64	$17.57		$22.79	$18.22
From Investment Operations
Net investment income(b)	0.44	0.20	0.71		0.34	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(2.85)	6.08	4.21		(3.75)	5.00
Net increase (decrease) in net asset value from investment operations	(2.41)	6.28	4.92		(3.41)	5.02
Dividends and Distributions to Shareholders
From net investment income	(0.35)	(0.36)	(0.66)		(0.26)	(0.27)
From net realized gain on investments	(0.36)	—	(0.19)		(1.55)	(0.18)
Total Dividends and Distributions	(0.71)	(0.36)	(0.85)		(1.81)	(0.45)
Net asset value, end of period	$24.44	$27.56	$21.64		$17.57	$22.79
Total Return
Total return based on net asset value(c)	(8.72)%	29.04%	28.00%		(14.91)%	27.57%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$2,654,520	$2,441,338	$1,328,535		$499,172	$73,349
Ratio of net expenses to average net assets	0.78%	0.80%	0.83%		0.84%	0.85%*
Ratio of net investment income to average net assets	1.58%	0.95%	3.55	%(d)	1.65%	0.18%*
Portfolio turnover rate(e)	19%	24%	15%		22%	33%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to non-cash income

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Emerging Markets Equities Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$27.55	$21.64	$17.56		$22.80	$18.22
From Investment Operations
Net investment income(b)	0.41	0.18	0.79		0.11	0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(2.85)	6.07	4.12		(3.54)	4.86
Net increase (decrease) in net asset value from investment operations	(2.44)	6.25	4.91		(3.43)	5.02
Dividends and Distributions to Shareholders
From net investment income	(0.32)	(0.34)	(0.64)		(0.26)	(0.26)
From net realized gain on investments	(0.36)	—	(0.19)		(1.55)	(0.18)
Total Dividends and Distributions	(0.68)	(0.34)	(0.83)		(1.81)	(0.44)
Net asset value, end of period	$24.43	$27.55	$21.64		$17.56	$22.80
Total Return
Total return based on net asset value(c)	(8.82)%	28.91%	27.94%		(14.98)%	27.61%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,203,032	$1,226,335	$663,593		$255,795	$6
Ratio of net expenses to average net assets	0.87%	0.89%	0.92%		0.95%	0.85%*
Ratio of net investment income to average net assets	1.46%	0.86%	3.81	%(d)	0.68%	1.13%*
Portfolio turnover rate(e)	19%	24%	15%		22%	33%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to non-cash income

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table (unaudited)

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Emerging Markets ex China Fund

	Value	% of Total Net Assets
Airlines	$8,762	0.9%
Auto Manufacturers	43,553	4.3
Auto Parts & Equipment	5,530	0.5
Banks	146,133	14.6
Building Materials	10,421	1.0
Chemicals	16,026	1.6
Commercial Services	5,068	0.5
Computers	55,019	5.5
Diversified Financial Services	9,492	1.0
Electronics	10,796	1.1
Food	6,734	0.7
Internet	106,315	10.6
Iron/Steel	12,870	1.3
Leisure Time	11,807	1.2
Machinery — Construction & Mining	5,647	0.6
Mining	73,540	7.2
Oil & Gas	118,722	11.9
Retail	9,429	0.9
Semiconductors	294,168	29.3
Software	4,539	0.5
Telecommunications	24,749	2.5
Total Value of Investments	979,320	97.7
Other assets less liabilities	23,020	2.3
Net Assets	$1,002,340	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Emerging Markets ex China Fund

	Shares	Value
COMMON STOCKS — 94.9%
ARGENTINA — 3.0%
MercadoLibre, Inc. *	22	$29,665
BRAZIL — 7.2%
Banco Bradesco SA ADR	1,582	5,410
Pagseguro Digital Ltd., Class A *	148	3,881
Petroleo Brasileiro SA ADR	4,514	49,564
Vale SA ADR	918	12,870
		71,725
CANADA — 1.1%
Ivanhoe Mines Ltd., Class A *	1,400	11,422
CHILE — 0.9%
Lundin Mining Corp.	1,167	9,115
INDIA — 20.2%
HDFC Bank Ltd. ADR	693	45,094
ICICI Bank Ltd. ADR	1,649	32,634
Infosys Ltd. ADR	1,609	40,724
Reliance Industries Ltd. GDR	938	60,009
Tata Motors Ltd. ADR *	761	24,420
		202,881
INDONESIA — 1.1%
Bank Rakyat Indonesia Persero Tbk PT	39,800	11,459
MEXICO — 2.9%
Cemex SAB de CV, Participating Certificates ADR *	1,537	10,421
Grupo Financiero Banorte SAB de CV, Class O	1,335	8,683
Wal-Mart de Mexico SAB de CV	2,533	9,429
		28,533
PANAMA — 0.9%
Copa Holdings SA, Class A *	106	8,762
PERU — 0.7%
Credicorp Ltd.	59	7,202

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Emerging Markets ex China Fund

	Shares	Value
RUSSIA — 8.2%
Magnit PJSC GDR Reg S	449	$6,734
MMC Norilsk Nickel PJSC ADR	953	29,480
Moscow Exchange MICEX-RTS PJSC	2,760	5,612
Ozon Holdings PLC ADR *	142	4,204
Sberbank of Russia PJSC ADR	2,222	35,652
		81,682
SOUTH AFRICA — 2.0%
Naspers Ltd., N Shares	130	20,177
SOUTH KOREA — 21.1%
Coupang, Inc. *	229	6,728
Doosan Bobcat, Inc. *	165	5,647
Douzone Bizon Co., Ltd. *	74	4,538
Hanon Systems	489	5,530
Hyundai Motor Co.	109	19,133
Koh Young Technology, Inc. *	542	10,795
LG Chem Ltd. *	31	16,026
NAVER Corp. *	42	13,332
NCSoft Corp. *	12	6,481
Samsung Electronics Co., Ltd.	1,166	76,577
Samsung SDI Co., Ltd.	45	24,749
SK Hynix, Inc.	204	22,406
		211,942
TAIWAN — 22.7%
Advantech Co., Ltd.	1,000	14,295
MediaTek, Inc.	1,000	42,909
Merida Industry Co., Ltd.	1,000	11,807
Sea Ltd. ADR *	115	25,727
Taiwan Semiconductor Manufacturing Co., Ltd.	6,000	132,726
		227,464
URUGUAY — 0.5%
Dlocal Ltd. *	142	5,068

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Emerging Markets ex China Fund

	Shares	Value
ZAMBIA — 2.4%
First Quantum Minerals Ltd.	983	$23,523
Total Common Stocks
(cost $948,999)		950,620
PREFERRED STOCKS — 2.8%
BRAZIL — 0.9%
Petroleo Brasileiro SA ADR 20.85%	905	9,150
SOUTH KOREA — 1.9%
Samsung Electronics Co., Ltd. 1.53%	327	19,550
Total Preferred Stocks
(cost $29,164)		28,700
TOTAL INVESTMENTS — 97.7%
(cost $978,163)		$979,320
Other assets less liabilities — 2.3%		23,020
NET ASSETS — 100.0%		$1,002,340

*  Non-income producing security.

ADR  —  American Depositary Receipt

GDR  —  Global Depositary Receipt

Reg S  —  Regulation S ("Reg S") under the Securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States). These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees. At December 31, 2021, the net value of these securities was $6,734 representing 0.7% of net assets.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$374,545	$576,075	$—	$950,620
Preferred Stocks **	9,150	19,550	—	28,700
Total	$383,695	$595,625	$—	$979,320

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Emerging Markets ex China Fund

ASSETS
Investments, at value (cost $978,163)	$979,320
Cash	27,281
Due from Investment Advisor	26,954
Dividends receivable	1,518
Total Assets	1,035,073
LIABILITIES
Payable for investment purchased	5,708
Advisory fee payable	45
Administration & Supervisory fee payable	14
Accrued expenses	26,966
Total Liabilities	32,733
NET ASSETS	$1,002,340
COMPOSITION OF NET ASSETS
Paid-in capital	$1,000,000
Total distributable earnings	2,340
$1,002,340
NET ASSET VALUE, PER SHARE
Class K ($501,170 / 50,000 shares outstanding), unlimited authorized, no par value	$10.02
Institutional Class ($501,170 / 50,000 shares outstanding), unlimited authorized, no par value	$10.02

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2021

For the Period December 28, 2021 through December 31, 2021
Baillie Gifford Emerging Markets ex China Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $294)	$1,519
Total Investment Income	1,519
EXPENSES
Advisory fee (Note B)	45
Administration & Supervisory fee — Class K shares (Note B)	7
Administration & Supervisory fee — Institutional Class shares (Note B)	7
Transfer agency	2,500
Professional fees	23,106
Fund accounting	1,333
Custody	25
Legal	1
Total Expenses	27,024
Fees waived/expenses reimbursed	(26,953)
Total Expenses after waiver	71
Net Investment Income	1,448
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments	—
Foreign currency transactions	(264)
(264)
Net change in unrealized appreciation (depreciation) on:
Investments	1,157
Translation of net assets and liabilities denominated in foreign currencies	(1)
1,156
Net realized and unrealized gain	892
NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,340

*  Commencement of investment operations
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2021

Baillie Gifford Emerging Markets ex China Fund

For the Period December 28, 2021(a) through December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,448
Net realized loss	(264)
Net change in unrealized appreciation	1,156
Net increase in net assets from operations	2,340
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	500,000
Institutional Class	500,000
Increase in Net Assets from Transactions in Shares of Beneficial Interest	1,000,000
Total Increase in Net Assets	1,002,340
NET ASSETS
Beginning of period	—
End of period	$1,002,340

(a)  Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Emerging Markets ex China Fund
Selected data for a Class K share outstanding throughout the period:

	For the Period December 28, 2021(a) through December 31, 2021
Net asset value, beginning of period	$10.00
From Investment Operations
Net investment income(b)	0.01
Net realized and unrealized gain on investments and foreign currency	0.01
Net increase in net asset value from investment operations	0.02
Net asset value, end of period	$10.02
Total Return
Total return based on net asset value(c)	0.20%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$501
Ratio of net expenses to average net assets, before waiver	328.89	%*
Ratio of net expenses to average net assets, after waiver	0.87	%*
Ratio of net investment income to average net assets	17.62	%*
Portfolio turnover rate(d)	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Emerging Markets ex China Fund
Selected data for an Institutional Class share outstanding throughout the period:

	For the Period December 28, 2021(a) through December 31, 2021
Net asset value, beginning of period	$10.00
From Investment Operations
Net investment income(b)	0.01
Net realized and unrealized gain on investments and foreign currency	0.01
Net increase in net asset value from investment operations	0.02
Net asset value, end of period	$10.02
Total Return
Total return based on net asset value(c)	0.20%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$501
Ratio of net expenses to average net assets, before waiver	328.89	%*
Ratio of net expenses to average net assets, after waiver	0.87	%*
Ratio of net investment income to average net assets	17.62	%*
Portfolio turnover rate(d)	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table (unaudited)

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Global Alpha Equities Fund

	Value	% of Total Net Assets
Advertising	$23,757,395	1.6%
Airlines	34,641,619	2.3
Apparel	11,402,924	0.7
Auto Manufacturers	39,309,114	2.6
Auto Parts & Equipment	10,499,739	0.7
Banks	8,310,655	0.5
Beverages	27,364,527	1.8
Biotechnology	66,180,560	4.4
Building Materials	61,520,964	4.1
Chemicals	21,958,016	1.4
Commercial Services	112,640,432	7.4
Cosmetics/Personal Care	22,530,002	1.5
Distribution/Wholesale	18,982,638	1.2
Diversified Financial Services	63,771,397	4.2
Environmental Control	5,634,489	0.4
Healthcare — Products	88,331,732	5.8
Healthcare — Services	48,985,031	3.2
Home Furnishings	3,423,323	0.2
Insurance	96,853,371	6.4
Internet	369,086,490	24.2
Leisure Time	3,772,716	0.2
Lodging	3,730,915	0.2
Machinery — Construction & Mining	11,126,481	0.7
Machinery — Diversified	30,916,489	2.1
Media	13,055,388	0.9
Mining	42,669,432	2.8
Miscellaneous Manufacturing	11,992,131	0.8
Oil & Gas	24,012,693	1.6
Real Estate	32,081,625	2.1
Retail	22,607,190	1.5
Semiconductors	54,970,638	3.7
Software	124,606,695	8.2
Total Value of Investments	1,510,726,811	99.4
Other assets less liabilities	8,637,131	0.6
Net Assets	$1,519,363,942	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Global Alpha Equities Fund

	Shares	Value
COMMON STOCKS — 99.4%
AUSTRALIA — 2.8%
BHP Group PLC	792,347	$23,576,067
Rio Tinto PLC	289,529	19,093,365
		42,669,432
BRAZIL — 0.3%
B3 SA — Brasil Bolsa Balcao	2,208,800	4,398,571
CANADA — 1.8%
Shopify, Inc., Class A *	20,045	27,609,782
CHINA — 7.0%
Alibaba Group Holding Ltd. ADR *	114,226	13,568,906
Brilliance China Automotive Holdings Ltd. *(a)	6,366,000	2,979,897
KE Holdings, Inc. ADR *	48,180	969,382
Li Auto, Inc. ADR *	293,998	9,437,336
Meituan, Class B *	706,900	20,441,774
Ping An Insurance Group Co. of China Ltd., Class H	1,533,500	11,050,586
Prosus NV *	548,328	45,415,302
Tencent Music Entertainment Group ADR *	472,635	3,237,550
		107,100,733
DENMARK — 0.6%
Genmab A/S *	22,225	8,871,177
FRANCE — 2.5%
Adevinta ASA *	575,666	7,647,186
Pernod Ricard SA	113,745	27,364,527
Ubisoft Entertainment SA *	61,884	3,018,720
		38,030,433
GERMANY — 1.3%
adidas AG	39,601	11,402,924
Deutsche Boerse AG	54,488	9,098,104
		20,501,028
HONG KONG — 1.4%
AIA Group Ltd.	2,073,200	20,924,492

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Global Alpha Equities Fund

	Shares	Value
INDIA — 2.6%
Housing Development Finance Corp., Ltd.	427,759	$14,800,079
Reliance Industries Ltd. GDR	375,342	24,012,693
		38,812,772
IRELAND — 3.2%
CRH PLC	396,044	20,984,754
Ryanair Holdings PLC ADR *	264,700	27,086,751
		48,071,505
JAPAN — 5.4%
CyberAgent, Inc.	633,300	10,557,003
Denso Corp.	126,700	10,499,739
Hoshizaki Corp.	45,500	3,423,323
Olympus Corp.	1,066,800	24,565,461
SMC Corp.	21,500	14,530,950
Sysmex Corp.	141,200	19,059,398
		82,635,874
MACAU — 0.2%
Sands China Ltd. *	1,607,600	3,730,915
NETHERLANDS — 0.8%
Adyen NV *	4,641	12,182,637
NORWAY — 0.9%
Schibsted ASA, Class A	338,620	13,055,388
RUSSIA — 0.7%
Sberbank of Russia PJSC ADR	517,959	8,310,655
VK Co., Ltd. GDR Reg S *	150,608	1,743,379
		10,054,034
SOUTH AFRICA — 0.8%
Naspers Ltd., N Shares	75,851	11,772,922
SOUTH KOREA — 0.5%
Coupang, Inc. *	279,091	8,199,694

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Global Alpha Equities Fund

	Shares	Value
SWEDEN — 1.8%
Atlas Copco AB, B Shares	278,949	$16,385,539
Epiroc AB, B Shares	526,144	11,126,481
		27,512,020
SWITZERLAND — 1.5%
Cie Financiere Richemont SA	103,636	15,486,833
Wizz Air Holdings PLC *	133,138	7,554,868
		23,041,701
TAIWAN — 4.0%
Sea Ltd. ADR *	126,467	28,291,933
Taiwan Semiconductor Manufacturing Co., Ltd.	1,487,000	32,893,925
		61,185,858
UNITED KINGDOM — 2.8%
Farfetch Ltd., Class A *	425,483	14,223,897
Prudential PLC	1,594,313	27,570,231
		41,794,128
UNITED STATES — 56.5%
ABIOMED, Inc. *	25,363	9,109,629
Albemarle Corp.	93,930	21,958,016
Alnylam Pharmaceuticals, Inc. *	93,963	15,934,246
Alphabet, Inc., Class C *	14,345	41,508,549
Amazon.com, Inc. *	9,090	30,309,151
Anthem, Inc.	91,774	42,540,920
Arthur J Gallagher & Co.	160,677	27,262,067
Axon Enterprise, Inc. *	76,383	11,992,131
Booking Holdings, Inc. *	6,766	16,233,190
Broadridge Financial Solutions, Inc.	83,045	15,182,287
Carvana Co. *	30,719	7,120,357
CBRE Group, Inc., Class A *	221,395	24,023,571
Certara, Inc. *	249,158	7,081,070
Charles Schwab Corp. (The)	150,663	12,670,758
Chegg, Inc. *	112,388	3,450,312
Chewy, Inc., Class A *	110,560	6,519,723
Cloudflare, Inc., Class A *	155,940	20,506,110
CoStar Group, Inc. *	126,410	9,990,182
Datadog, Inc., Class A *	69,410	12,362,615

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Global Alpha Equities Fund

	Shares	Value
DoorDash, Inc., Class A *	86,077	$12,816,865
Estee Lauder Cos., Inc. (The), Class A	60,859	22,530,002
Exact Sciences Corp. *	59,267	4,612,751
Howard Hughes Corp. (The) *	69,647	7,088,672
IAC/InterActiveCorp *	38,725	5,061,745
Illumina, Inc. *	29,402	11,185,697
Lyft, Inc., Class A *	154,062	6,583,069
Markel Corp. *	8,141	10,045,994
Martin Marietta Materials, Inc.	92,019	40,536,210
Mastercard, Inc., Class A	63,464	22,803,884
Meta Platforms, Inc., Class A *	55,842	18,782,457
Microsoft Corp.	132,658	44,615,539
Moderna, Inc. *	90,985	23,108,370
Moody's Corp.	111,666	43,614,506
Netflix, Inc. *	18,012	10,851,149
Novocure Ltd. *	77,650	5,829,962
Oscar Health, Inc., Class A *	413,577	3,246,579
Peloton Interactive, Inc., Class A *	105,501	3,772,716
S&P Global, Inc.	38,252	18,052,266
Service Corp. International	357,100	25,350,529
SiteOne Landscape Supply, Inc. *	78,350	18,982,638
Snowflake, Inc., Class A *	32,885	11,139,794
Spotify Technology SA *	25,104	5,875,089
STAAR Surgical Co. *	59,477	5,430,250
Stericycle, Inc. *	94,475	5,634,489
Teladoc Health, Inc. *	70,182	6,444,111
Teradyne, Inc.	135,001	22,076,713
Tesla, Inc. *	25,447	26,891,881
Thermo Fisher Scientific, Inc.	29,561	19,724,282
Trade Desk, Inc. (The), Class A *	259,247	23,757,395
Twilio, Inc., Class A *	55,195	14,535,051
Vimeo, Inc. *	166,584	2,991,849
Wayfair, Inc., Class A *	48,440	9,202,147
Zillow Group, Inc., Class C *	151,013	9,642,180
		858,571,715
TOTAL INVESTMENTS — 99.4%
(cost $980,010,166)		$1,510,726,811
Other assets less liabilities — 0.6%		8,637,131
NET ASSETS — 100.0%		$1,519,363,942

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Global Alpha Equities Fund

(a)  Investment was valued using significant unobservable inputs.

*  Non-income producing security.

ADR  —  American Depositary Receipt

GDR  —  Global Depositary Receipt

Reg S  —  Regulation S ("Reg S") under the Securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States). These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees. At December 31, 2021, the net value of these securities was $1,743,379 representing 0.1% of net assets.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$995,595,517	$512,151,397	$2,979,897	$1,510,726,811
Total	$995,595,517	$512,151,397	$2,979,897	$1,510,726,811

**  Refer to Portfolio of Investments for further detail.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Balance at December 31, 2020	$—
Purchases	—
Sales	—
Realized gain (loss)	—
Change in unrealized gain (loss)	(2,831,411)
Transfers into Level 3	5,811,308
Transfers out of Level 3	—
Balance at December 31, 2021	$2,979,897
Change in unrealized gain (loss) related to Investments still held at December 31, 2021.	($2,831,411)

$5,811,308 was transferred out of Level 2 into Level 3 during the year ended December 31, 2021 as a result of the unavailability of a quoted market price in an active market for identical securities and other significant observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Global Alpha Equities Fund

ASSETS
Investments, at value (cost $980,010,166)	$1,510,726,811
Cash	10,298,155
Foreign cash, at value (cost $58,139)	59,279
Tax reclaims receivable	478,638
Dividends receivable	241,445
Capital shares sold receivable	209,730
Prepaid assets	23,974
Total Assets	1,522,038,032
LIABILITIES
Advisory fee payable	1,559,678
Deferred India capital gains tax liability (Note A)	352,270
Administration & Supervisory fee payable	239,803
Shareholder Servicing fee payable	237,865
Capital shares purchased payable	15,862
Trustee fee payable	8,638
Commitment fee payable	3,701
Accrued expenses	256,273
Total Liabilities	2,674,090
NET ASSETS	$1,519,363,942
COMPOSITION OF NET ASSETS
Paid-in capital	$966,090,973
Total distributable earnings	553,272,969
$1,519,363,942
NET ASSET VALUE, PER SHARE
Class 2 ($187,472,529 / 9,506,989 shares outstanding), unlimited authorized, no par value	$19.72
Class 3 ($101,327,619 / 4,970,970 shares outstanding), unlimited authorized, no par value	$20.38
Class 4 ($665,712,017 / 31,707,851 shares outstanding), unlimited authorized, no par value	$21.00
Class K ($513,806,716 / 26,185,495 shares outstanding), unlimited authorized, no par value	$19.62
Institutional Class ($51,045,061 / 2,597,442 shares outstanding), unlimited authorized, no par value	$19.65

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2021

For the Year Ended December 31, 2021
Baillie Gifford Global Alpha Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $796,303)	$14,226,104
Interest	4,006
Total Investment Income	14,230,110
EXPENSES
Advisory fee (Note B)	6,064,269
Shareholder Servicing fees — Class 2 shares (Note B)	456,636
Shareholder Servicing fees — Class 3 shares (Note B)	153,912
Shareholder Servicing fees — Class 4 shares (Note B)	482,821
Administration & Supervisory fee — Class K shares (Note B)	614,616
Administration & Supervisory fee — Institutional Class shares (Note B)	71,846
Transfer agency	97,124
Sub-transfer agency — Institutional Class shares	40,629
Fund accounting	474,830
Legal	166,871
Custody	152,600
Registration fees	85,413
Professional fees	63,296
Trustees' fees	32,820
Commitment fees	12,210
Line of credit Interest	235
Miscellaneous	37,822
Total Expenses	9,007,950
Net Investment Income	5,222,160
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments (net of India capital gains tax expense of $105,343)	225,457,534
In-kind redemptions	11,678,940
Foreign currency transactions	(37,151)
237,099,323
Net change in unrealized appreciation on:
Investments (net of deferred India capital gains tax benefit of $51,423) (Note A)	(122,637,814)
Translation of net assets and liabilities denominated in foreign currencies	(31,018)
(122,668,832)
Net realized and unrealized gain	114,430,491
NET INCREASE IN NET ASSETS FROM OPERATIONS	$119,652,651

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2021

Baillie Gifford Global Alpha Equities Fund

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,222,160	$3,240,769
Net realized gain	237,099,323	76,002,418
Net change in unrealized appreciation (depreciation)	(122,668,832)	317,960,026
Net increase in net assets from operations	119,652,651	397,203,213
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(25,318,524)	(13,975,367)
Class 3	(13,371,461)	(15,207,662)
Class 4	(86,057,906)	(36,754,305)
Class K	(70,277,149)	(15,897,931)
Institutional Class	(7,445,427)	(1,590,334)
Total Distributions to Shareholders	(202,470,467)	(83,425,599)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	170,721,384	21,406,000
Class 4	30,000,000	453,824,236 *
Class K	271,493,367	162,657,595
Institutional Class	27,820,913	22,514,998
Dividends reinvested:
Class 2	25,318,524	13,975,368
Class 3	13,371,461	15,207,661
Class 4	86,057,906	36,754,305
Class K	70,027,474	15,897,930
Institutional Class	6,687,568	1,590,334
Cost of shares redeemed:
Class 2	(258,817,289)	(12,867,763)
Class 3	(201,670,946)	(440,824,236)*
Class 4	(100,000,000)	(25,000,000)*
Class K	(45,018,740)	(36,392,473)
Institutional Class	(5,284,272)	(1,613,033)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	90,707,350	227,130,922
Total Increase in Net Assets	7,889,534	540,908,536
NET ASSETS
Beginning of year	1,511,474,408	970,565,872
End of year	$1,519,363,942	$1,511,474,408

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Global Alpha Equities Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net asset value, beginning of year	$21.18	$16.46	$13.13		$18.85	$14.52
From Investment Operations
Net investment income(a)	0.08	0.04	0.39		0.11	0.10
Net realized and unrealized gain (loss) on investments and foreign currency	1.54	5.93	3.89		(1.93)	4.91
Net increase (decrease) in net asset value from investment operations	1.62	5.97	4.28		(1.82)	5.01
Dividends and Distributions to Shareholders
From net investment income	(0.30)	(0.13)	(0.57)		(0.13)	(0.11)
From net realized gain on investments	(2.78)	(1.12)	(0.38)		(3.77)	(0.57)
Total Dividends and Distributions	(3.08)	(1.25)	(0.95)		(3.90)	(0.68)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	—		—	0.00 (b)
Net asset value, end of year	$19.72	$21.18	$16.46		$13.13	$18.85
Total Return
Total return based on net asset value(c)	7.65%	36.31%	32.56%		(9.44)%	34.56%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$187,473	$250,776	$173,625		$129,690	$154,523
Ratio of net expenses to average net assets	0.64%	0.65%	0.67%		0.68%	0.67%
Ratio of net investment income to average net assets	0.33%	0.25%	2.52	%(d)	0.59%	0.59%
Portfolio turnover rate(e)	40%	23%	17%		18%	27%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Global Alpha Equities Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net asset value, beginning of year	$21.80	$16.90	$13.46		$19.22	$14.79
From Investment Operations
Net investment income(a)	0.09	0.07	0.41		0.13	0.10
Net realized and unrealized gain (loss) on investments and foreign currency	1.59	6.07	3.99		(1.97)	5.04
Net increase (decrease) in net asset value from investment operations	1.68	6.14	4.40		(1.84)	5.14
Dividends and Distributions to Shareholders
From net investment income	(0.32)	(0.12)	(0.58)		(0.15)	(0.14)
From net realized gain on investments	(2.78)	(1.12)	(0.38)		(3.77)	(0.57)
Total Dividends and Distributions	(3.10)	(1.24)	(0.96)		(3.92)	(0.71)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	—		—	0.00 (b)
Net asset value, end of year	$20.38	$21.80	$16.90		$13.46	$19.22
Total Return
Total return based on net asset value(c)	7.72%	36.40%	32.65%		(9.37)%	34.65%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$101,328	$282,859	$568,608		$449,177	$564,714
Ratio of net expenses to average net assets	0.57%	0.58%	0.60%		0.61%	0.60%
Ratio of net investment income to average net assets	0.38%	0.41%	2.61	%(d)	0.67%	0.60%
Portfolio turnover rate(e)	40%	23%	17%		18%	27%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Global Alpha Equities Fund
Selected data for a Class 4 share outstanding throughout each period:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period July 10, 2017(a) through December 31, 2017
Net asset value, beginning of period	$22.38	$17.34	$13.79		$19.58	$17.99
From Investment Operations
Net investment income(b)	0.10	0.03	0.42		0.11	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.64	6.28	4.10		(1.98)	2.31
Net increase (decrease) in net asset value from investment operations	1.74	6.31	4.52		(1.87)	2.32
Dividends and Distributions to Shareholders
From net investment income	(0.34)	(0.15)	(0.59)		(0.15)	(0.16)
From net realized gain on investments	(2.78)	(1.12)	(0.38)		(3.77)	(0.57)
Total Dividends and Distributions	(3.12)	(1.27)	(0.97)		(3.92)	(0.73)
Net asset value, end of period	$21.00	$22.38	$17.34		$13.79	$19.58
Total Return
Total return based on net asset value(c)	7.76%	36.45%	32.69%		(9.35)%	12.87%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$665,712	$682,239	$147,092		$110,854	$367,908
Ratio of net expenses to average net assets	0.54%	0.55%	0.57%		0.58%	0.58%*
Ratio of net investment income to average net assets	0.41%	0.16%	2.62	%(d)	0.57%	0.15%*
Portfolio turnover rate(e)	40%	23%	17%		18%	27%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Global Alpha Equities Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$21.12	$16.42	$13.11		$18.82	$16.56
From Investment Operations
Net investment income(b)	0.05	0.03	0.35		0.11	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	1.56	5.93	3.92		(1.92)	2.96
Net increase (decrease) in net asset value from investment operations	1.61	5.96	4.27		(1.81)	2.98
Dividends and Distributions to Shareholders
From net investment income	(0.33)	(0.14)	(0.58)		(0.13)	(0.15)
From net realized gain on investments	(2.78)	(1.12)	(0.38)		(3.77)	(0.57)
Total Dividends and Distributions	(3.11)	(1.26)	(0.96)		(3.90)	(0.72)
Net asset value, end of period	$19.62	$21.12	$16.42		$13.11	$18.82
Total Return
Total return based on net asset value(c)	7.64%	36.35%	32.48%		(9.38)%	17.97%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$513,807	$267,923	$81,234		$41,427	$56,163
Ratio of net expenses to average net assets	0.64%	0.65%	0.67%		0.68%	0.68%*
Ratio of net investment income to average net assets	0.23%	0.18%	2.22	%(d)	0.56%	0.17%*
Portfolio turnover rate(e)	40%	23%	17%		18%	27%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Global Alpha Equities Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$21.15	$16.45	$13.12		$18.84	$16.56
From Investment Operations
Net investment income(b)	0.05	0.02	0.39		0.12	0.04
Net realized and unrealized gain (loss) on investments and foreign currency	1.54	5.93	3.89		(1.94)	2.95
Net increase (decrease) in net asset value from investment operations	1.59	5.95	4.28		(1.82)	2.99
Dividends and Distributions to Shareholders
From net investment income	(0.31)	(0.13)	(0.57)		(0.13)	(0.14)
From net realized gain on investments	(2.78)	(1.12)	(0.38)		(3.77)	(0.57)
Total Dividends and Distributions	(3.09)	(1.25)	(0.95)		(3.90)	(0.71)
Net asset value, end of period	$19.65	$21.15	$16.45		$13.12	$18.84
Total Return
Total return based on net asset value(c)	7.53%	36.22%	32.56%		(9.42)%	18.03%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$51,045	$27,677	$7		$5	$6
Ratio of net expenses to average net assets	0.74%	0.74%	0.67%		0.68%	0.67%*
Ratio of net investment income to average net assets	0.21%	0.09%	2.56	%(d)	0.62%	0.35%*
Portfolio turnover rate(e)	40%	23%	17%		18%	27%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table (unaudited)

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Global Stewardship Equities Fund

	Value	% of Total Net Assets
Advertising	$140,209	2.2%
Apparel	64,212	1.0
Auto Manufacturers	222,981	3.6
Auto Parts & Equipment	122,109	1.9
Banks	222,212	3.5
Biotechnology	183,049	2.9
Building Materials	88,680	1.4
Chemicals	102,409	1.6
Commercial Services	317,711	5.1
Distribution/Wholesale	309,614	5.0
Diversified Financial Services	252,927	4.0
Energy-Alternate Sources	64,885	1.0
Food	25,049	0.4
Hand/Machine Tools	72,260	1.2
Healthcare — Products	447,313	7.1
Healthcare — Services	48,739	0.8
Home Furnishings	30,964	0.5
Insurance	279,916	4.4
Internet	1,399,893	22.3
Leisure Time	21,921	0.3
Machinery — Diversified	358,866	5.8
Metal Fabricate/Hardware	82,164	1.3
Pharmaceuticals	140,482	2.3
Real Estate	65,916	1.1
Retail	102,692	1.6
Semiconductors	386,080	6.1
Software	372,189	6.0
Telecommunications	201,081	3.3
Toys/Games/Hobbies	52,241	0.8
Total Value of Investments	6,178,764	98.5
Other assets less liabilities	95,635	1.5
Net Assets	$6,274,399	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Global Stewardship Equities Fund

	Shares	Value
COMMON STOCKS — 98.5%
ARGENTINA — 0.9%
MercadoLibre, Inc.*	41	$55,284
CANADA — 5.0%
Shopify, Inc., Class A *	226	311,290
CHINA — 5.6%
Alibaba Group Holding Ltd. *	4,832	71,009
Baidu, Inc., Class A *	1,000	18,651
JD.com, Inc., Class A *	2,852	98,258
Meituan, Class B *	2,700	78,077
Tencent Holdings Ltd.	1,500	87,527
		353,522
FRANCE — 3.5%
Adevinta ASA *	4,033	53,575
Dassault Systemes SE	1,137	67,476
Sartorius Stedim Biotech	175	96,111
		217,162
GERMANY — 1.9%
adidas AG	223	64,212
Zalando SE *	702	56,551
		120,763
HONG KONG — 2.3%
AIA Group Ltd.	9,000	90,836
Hong Kong Exchanges & Clearing Ltd.	900	52,635
		143,471
INDIA — 1.8%
HDFC Life Insurance Co., Ltd.	7,346	64,029
Metropolis Healthcare Ltd.	1,054	48,739
		112,768
IRELAND — 0.5%
COSMO Pharmaceuticals NV *	400	28,746

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Global Stewardship Equities Fund

	Shares	Value
JAPAN — 12.0%
Bridgestone Corp.	1,300	55,813
Denso Corp.	800	66,297
DMG Mori Seiki Co., Ltd.	4,200	72,260
FANUC Corp. ADR	3,107	66,148
FANUC Corp.	200	42,512
Kubota Corp.	4,600	102,286
MISUMI Group, Inc.	2,000	82,164
Nintendo Co., Ltd. ADR	895	52,241
Rakuten Group, Inc.	5,300	53,176
SoftBank Group Corp.	1,900	91,086
Sumitomo Mitsui Trust Holdings, Inc.	2,100	70,221
		754,204
NETHERLANDS — 2.5%
IMCD NV	700	154,702
SOUTH KOREA — 1.7%
Samsung SDI Co., Ltd.	200	109,995
SWEDEN — 3.8%
Atlas Copco AB, B Shares	1,408	82,707
Beijer Ref AB	2,991	65,214
Nibe Industrier AB, B Shares	5,869	88,680
		236,601
TAIWAN — 2.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	8,000	176,968
UNITED KINGDOM — 5.3%
Hargreaves Lansdown PLC	1,800	$33,077
ITM Power PLC *	12,088	64,885
Just Group PLC *	36,025	40,783
Ocado Group PLC *	1,101	25,049
Prudential PLC	4,873	84,268
St James's Place PLC	3,686	84,233
		332,295
UNITED STATES — 48.9%
10X Genomics, Inc., Class A *	466	69,415

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Global Stewardship Equities Fund

	Shares	Value
ABIOMED, Inc. *	240	86,201
Affirm Holdings, Inc. *	742	74,615
Alphabet, Inc., Class A *	13	37,662
Amazon.com, Inc. *	30	100,030
Chegg, Inc. *	2,801	85,991
Codexis, Inc. *	3,275	102,409
Denali Therapeutics, Inc. *	1,622	72,341
Exact Sciences Corp. *	578	44,986
Fastenal Co.	1,163	74,502
First Republic Bank	736	151,991
Illumina, Inc. *	291	110,708
iRobot Corp. *	470	30,964
LendingTree, Inc. *	246	30,160
MarketAxess Holdings, Inc.	382	157,105
Mastercard, Inc., Class A	147	52,820
Netflix, Inc. *	282	169,888
NVIDIA Corp.	711	209,112
Pacira BioSciences, Inc. *	1,857	111,736
Peloton Interactive, Inc., Class A *	613	21,921
Redfin Corp. *	1,717	65,916
Spotify Technology SA *	302	70,677
STAAR Surgical Co. *	1,070	97,691
Tesla, Inc. *	211	222,981
Trade Desk, Inc. (The), Class A *	1,530	140,209
Twilio, Inc., Class A *	442	116,396
Upwork, Inc. *	3,133	107,023
Warby Parker, Inc., Class A *	991	46,141
Waters Corp. *	142	52,909
Watsco, Inc.	257	80,410
Wayfair, Inc., Class A *	462	87,766
Workday, Inc., Class A *	482	131,673
Zoom Video Communications, Inc., Class A *	308	56,644
		3,070,993
TOTAL INVESTMENTS — 98.5%
(cost $3,861,975)		$6,178,764
Other assets less liabilities — 1.5%		95,635
NET ASSETS — 100.0%		$6,274,399

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Global Stewardship Equities Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$3,555,956	$2,622,808	$—	$6,178,764
Total	$3,555,956	$2,622,808	$—	$6,178,764

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Global Stewardship Equities Fund

ASSETS
Investments, at value (cost $3,861,975)	$6,178,764
Cash	105,657
Due from Investment Advisor	32,439
Dividends receivable	3,111
Tax reclaims receivable	475
Prepaid assets	22,994
Total Assets	6,343,440
LIABILITIES
Advisory fee payable	5,423
Administration & Supervisory fee payable	2,793
Trustee fee payable	37
Commitment fee payable	16
Accrued expenses	60,772
Total Liabilities	69,041
NET ASSETS	$6,274,399
COMPOSITION OF NET ASSETS
Paid-in capital	$3,846,751
Total distributable earnings	2,427,648
$6,274,399
NET ASSET VALUE, PER SHARE
Class K ($3,137,200 / 174,568 shares outstanding), unlimited authorized, no par value	$17.97
Institutional Class ($3,137,199 / 174,568 shares outstanding), unlimited authorized, no par value	$17.97

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2021

For the Year Ended December 31, 2021
Baillie Gifford Global Stewardship Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,798)	$35,766
Interest	10
Total Investment Income	35,776
EXPENSES
Advisory fee (Note B)	21,851
Administration & Supervisory fee — Class K shares (Note B)	5,628
Administration & Supervisory fee — Institutional Class shares (Note B)	5,628
Transfer agency	32,350
Fund accounting	96,239
Registration fees	40,886
Professional fees	30,975
Custody	2,231
Legal	718
Trustees' fees	143
Commitment fees	53
Miscellaneous	4,594
Total Expenses	241,296
Fees waived/expenses reimbursed	(198,256)
Total Expenses after waiver	43,040
Net Investment Loss	(7,264)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments	657,043
Foreign currency transactions	1,547
658,590
Net change in unrealized depreciation on:
Investments	(635,833)
Translation of net assets and liabilities denominated in foreign currencies	(35)
(635,868)
Net realized and unrealized gain	22,722
NET INCREASE IN NET ASSETS FROM OPERATIONS	$15,458

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2021

Baillie Gifford Global Stewardship Equities Fund

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(7,264)	$(4,320)
Net realized gain	658,590	240,045
Net change in unrealized appreciation (depreciation)	(635,868)	2,456,180
Net increase in net assets from operations	15,458	2,691,905
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(275,056)	(111,795)
Institutional Class	(275,056)	(111,795)
Total Distributions to Shareholders	(550,112)	(223,590)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Dividends reinvested:
Class K	275,056	111,795
Institutional Class	275,056	111,795
Increase in Net Assets from Transactions in Shares of Beneficial Interest	550,112	223,590
Total Increase in Net Assets	15,458	2,691,905
NET ASSETS
Beginning of year	6,258,941	3,567,036
End of year	$6,274,399	$6,258,941

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Global Stewardship Equities Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$19.65	$11.62	$9.09	$10.15	$10.00
From Investment Operations
Net investment income (loss)(b)	(0.02)	(0.01)	0.03	0.03	(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency	0.06	8.77	2.64	(0.99)	0.15
Net increase (decrease) in net asset value from investment operations	0.04	8.76	2.67	(0.96)	0.15
Dividends and Distributions to Shareholders
From net investment income	(0.23)	—	(0.03)	(0.02)	—
From net realized gain on investments	(1.49)	(0.73)	(0.11)	(0.08)	—
Total Dividends and Distributions	(1.72)	(0.73)	(0.14)	(0.10)	—
Net asset value, end of period	$17.97	$19.65	$11.62	$9.09	$10.15
Total Return
Total return based on net asset value(d)	0.25%	75.39%	29.37%	(9.43)%	1.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$3,137	$3,129	$1,784	$1,378	$1,523
Ratio of net expenses to average net assets, before waiver	3.64%	5.22%	6.60%	5.53%	18.55	%*
Ratio of net expenses to average net assets, after waiver	0.65%	0.65%	0.65%	0.65%	0.65	%*
Ratio of net investment income (loss) to average net assets	(0.11)%	(0.10)%	0.24%	0.25%	(0.31	)%*
Portfolio turnover rate(e)	18%	17%	21%	14%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Global Stewardship Equities Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$19.65	$11.62	$9.09	$10.15	$10.00
From Investment Operations
Net investment income (loss)(b)	(0.02)	(0.01)	0.03	0.03	(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency	0.06	8.77	2.64	(0.99)	0.15
Net increase (decrease) in net asset value from investment operations	0.04	8.76	2.67	(0.96)	0.15
Dividends and Distributions to Shareholders
From net investment income	(0.23)	—	(0.03)	(0.02)	—
From net realized gain on investments	(1.49)	(0.73)	(0.11)	(0.08)	—
Total Dividends and Distributions	(1.72)	(0.73)	(0.14)	(0.10)	—
Net asset value, end of period	$17.97	$19.65	$11.62	$9.09	$10.15
Total Return
Total return based on net asset value(d)	0.25%	75.39%	29.37%	(9.43)%	1.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$3,137	$3,129	$1,784	$1,379	$1,523
Ratio of net expenses to average net assets, before waiver	3.64%	5.22%	6.60%	5.53%	18.55	%*
Ratio of net expenses to average net assets, after waiver	0.65%	0.65%	0.65%	0.65%	0.80	%*
Ratio of net investment income (loss) to average net assets	(0.11)%	(0.10)%	0.24%	0.25%	(0.31	)%*
Portfolio turnover rate(e)	18%	17%	21%	14%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table (unaudited)

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Health Innovation Equities Fund

	Value	% of Total Net Assets
Biotechnology	$3,853,234	38.6%
Electronics	570,155	5.7
Healthcare — Products	3,237,027	32.4
Healthcare — Services	551,069	5.5
Internet	504,214	5.1
Pharmaceuticals	736,178	7.4
Software	336,929	3.4
Total Value of Investments	9,788,806	98.1
Other assets less liabilities	187,267	1.9
Net Assets	$9,976,073	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Health Innovation Equities Fund

	Shares	Value
COMMON STOCKS — 92.4%
CHINA — 3.4%
Wuxi Biologics Cayman, Inc. *	22,500	$266,375
Zai Lab Ltd. ADR *	1,119	70,329
		336,704
DENMARK — 13.6%
ALK-Abello A/S *	608	319,263
Ambu A/S, B Shares	16,441	433,941
Ascendis Pharma A/S ADR *	1,047	140,853
Genmab A/S *	1,172	467,807
		1,361,864
JAPAN — 5.1%
M3, Inc.	10,000	504,214
NETHERLANDS — 5.2%
Argenx SE *	1,469	522,388
UNITED KINGDOM — 1.0%
Exscientia PLC ADR *	4,893	96,686
UNITED STATES — 64.1%
10X Genomics, Inc., Class A *	3,818	568,729
ABIOMED, Inc. *	802	288,054
Alector, Inc. *	4,239	87,535
Alnylam Pharmaceuticals, Inc. *	2,598	440,569
American Well Corp., Class A *	6,439	38,892
Berkeley Lights, Inc. *	8,267	150,294
Bridgebio Pharma, Inc. *	5,833	97,294
Butterfly Network, Inc. *	16,985	113,630
Denali Therapeutics, Inc. *	3,834	170,996
Dexcom, Inc. *	494	265,253
Edwards Lifesciences Corp. *	3,690	478,040
Exact Sciences Corp. *	1,807	140,639
Health Catalyst, Inc. *	4,800	190,176
Illumina, Inc. *	1,328	505,224
Ionis Pharmaceuticals, Inc. *	3,825	116,395
Lyell Immunopharma, Inc. *	8,285	64,126

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Health Innovation Equities Fund

	Shares	Value
Masimo Corp. *	1,092	$319,716
Moderna, Inc. *	2,619	665,174
Novocure Ltd. *	2,151	161,497
Oscar Health, Inc., Class A *	3,073	24,123
Recursion Pharmaceuticals, Inc., Class A *	9,653	165,356
Relay Therapeutics, Inc. *	2,728	83,777
ResMed, Inc.	1,166	303,720
Sage Therapeutics, Inc. *	1,030	43,816
Sana Biotechnology, Inc. *	1,926	29,814
Shockwave Medical, Inc. *	2,406	429,062
Teladoc Health, Inc. *	2,677	245,802
Veeva Systems, Inc., Class A *	480	122,630
Vir Biotechnology, Inc. *	2,065	86,462
		6,396,795
Total Common Stocks
(cost $9,253,663)		9,218,651
PREFERRED STOCKS — 5.7%
GERMANY — 5.7%
Sartorius AG 0.13% (cost $560,762)	843	570,155
TOTAL INVESTMENTS — 98.1%
(cost $9,814,425)		$9,788,806
Other assets less liabilities — 1.9%		187,267
NET ASSETS — 100.0%		$9,976,073

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$7,023,926	$2,194,725	$—	$9,218,651
Preferred Stocks **	—	570,155	—	570,155
Total	$7,023,926	$2,764,880	$—	$9,788,806

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Health Innovation Equities Fund

ASSETS
Investments, at value (cost $9,814,425)	$9,788,806
Cash	417,689
Due from Investment Advisor	26,855
Dividends receivable	36
Total Assets	10,233,386
LIABILITIES
Advisory fee payable	270
Payable for investment purchased	229,927
Administration & Supervisory fee payable	139
Trustee fee payable	2
Accrued expenses	26,975
Total Liabilities	257,313
NET ASSETS	$9,976,073
COMPOSITION OF NET ASSETS
Paid-in capital	$10,000,000
Total accumulated loss	(23,927)
$9,976,073
NET ASSET VALUE, PER SHARE
Class K ($4,988,037 / 500,000 shares outstanding), unlimited authorized, no par value	$9.98
Institutional Class ($4,988,036 / 500,000 shares outstanding), unlimited authorized, no par value	$9.98

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2021

For the Period December 28, 2021* through December 31, 2021
Baillie Gifford Health Innovation Equities Fund

EXPENSES
Advisory fee (Note B)	$270
Administration & Supervisory fee — Class K shares (Note B)	70
Administration & Supervisory fee — Institutional Class shares (Note B)	70
Transfer agency	2,500
Professional fees	23,106
Fund accounting	1,333
Custody	26
Legal	9
Trustees' fees	2
Miscellaneous	1
Total Expenses	27,387
Fees waived/expenses reimbursed	(26,855)
Total Expenses after waiver	532
Net Investment Loss	(532)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments	—
Foreign currency transactions	2,188
2,188
Net change in unrealized appreciation (depreciation) on:
Investments	(25,619)
Translation of net assets and liabilities denominated in foreign currencies	36
(25,583)
Net realized and unrealized loss	(23,395)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(23,927)

*  Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2021

Baillie Gifford Health Innovation Equities Fund

For the Period December 28, 2021(a) through December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(532)
Net realized gain	2,188
Net change in unrealized depreciation	(25,583)
Net decrease in net assets from operations	(23,927)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	5,000,000
Institutional Class	5,000,000
Increase in Net Assets from Transactions in Shares of Beneficial Interest	10,000,000
Total Increase in Net Assets	9,976,073
NET ASSETS
Beginning of period	—
End of period	$9,976,073

(a)  Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Health Innovation Equities Fund
Selected data for a Class K share outstanding throughout the period:

	For the Period December 28, 2021(a) through December 31, 2021
Net asset value, beginning of period	$10.00
From Investment Operations
Net investment income(b)	0.00	(c)
Net realized and unrealized loss on investments and foreign currency	(0.02)
Net (decrease) in net asset value from investment operations	(0.02)
Net asset value, end of period	$9.98
Total Return
Total return based on net asset value(d)	(0.20)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$4,988
Ratio of net expenses to average net assets, before waiver	33.47	%*
Ratio of net expenses to average net assets, after waiver	0.65	%*
Ratio of net investment income to average net assets	(0.65	)%*
Portfolio turnover rate(e)	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Health Innovation Equities Fund
Selected data for an Institutional Class share outstanding throughout the period:

	For the Period December 28, 2021(a) through December 31, 2021
Net asset value, beginning of period	$10.00
From Investment Operations
Net investment income(b)	0.00	(c)
Net realized and unrealized loss on investments and foreign currency	(0.02)
Net (decrease) in net asset value from investment operations	(0.02)
Net asset value, end of period	$9.98
Total Return
Total return based on net asset value(d)	(0.20)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$4,988
Ratio of net expenses to average net assets, before waiver	33.47	%*
Ratio of net expenses to average net assets, after waiver	0.65	%*
Ratio of net investment income to average net assets	(0.65	)%*
Portfolio turnover rate(e)	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table (unaudited)

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International Alpha Fund

	Value	% of Total Net Assets
Airlines	$123,449,869	3.2%
Auto Parts & Equipment	66,354,706	1.7
Banks	39,251,514	1.0
Beverages	37,442,578	1.0
Biotechnology	84,002,071	2.1
Building Materials	153,358,187	4.0
Chemicals	113,781,568	2.9
Commercial Services	229,986,490	6.0
Cosmetics/Personal Care	37,806,518	1.0
Distribution/Wholesale	93,081,498	2.4
Diversified Financial Services	294,246,484	7.5
Electronics	71,946,657	1.9
Energy — Alternate Sources	45,026,051	1.2
Food	155,328,582	4.0
Healthcare — Products	56,626,952	1.5
Healthcare — Services	16,473,834	0.4
Home Furnishings	125,744,284	3.2
Insurance	241,318,604	6.2
Internet	589,933,345	15.2
Leisure Time	54,009,569	1.4
Machinery — Construction & Mining	60,575,671	1.6
Machinery — Diversified	240,711,746	6.2
Mining	80,796,286	2.1
Real Estate	9,392,680	0.2
Retail	79,442,456	2.1
Semiconductors	321,890,452	8.3
Software	269,861,652	6.8
Toys/Games/Hobbies	31,580,380	0.8
Transportation	117,193,784	3.1
Total Value of Investments	3,840,614,468	99.0
Other assets less liabilities	37,738,355	1.0
Net Assets	$3,878,352,823	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International Alpha Fund

	Shares	Value
COMMON STOCKS — 99.0%
ARGENTINA — 3.9%
MercadoLibre, Inc. *	111,641	$150,536,724
AUSTRALIA — 3.8%
Cochlear Ltd.	211,820	33,245,255
CSL Ltd.	269,516	57,002,734
Rio Tinto PLC	859,344	56,670,553
		146,918,542
BELGIUM — 0.6%
Umicore SA	583,233	23,792,668
CANADA — 1.9%
Constellation Software, Inc.	23,516	43,630,690
Ritchie Bros. Auctioneers, Inc.	493,754	30,222,682
		73,853,372
CHINA — 9.3%
Alibaba Group Holding Ltd. *	3,849,788	56,574,879
Futu Holdings Ltd. ADR *	188,600	8,166,380
Hangzhou Tigermed Consulting Co., Ltd., Class H	1,127,900	14,311,243
KE Holdings, Inc. ADR *	466,833	9,392,680
Meituan, Class B *	1,893,800	54,763,945
Ping An Healthcare and Technology Co., Ltd. *	4,050,300	14,763,755
Ping An Insurance Group Co. of China Ltd., Class H	5,847,500	42,137,790
Prosus NV *	334,801	27,729,914
Tencent Holdings Ltd.	1,403,800	81,913,302
Tencent Music Entertainment Group ADR *	3,795,378	25,998,339
Wuxi Biologics Cayman, Inc. *	1,391,500	16,473,834
Zai Lab Ltd. ADR *	153,830	9,668,216
		361,894,277
DENMARK — 4.6%
Ambu A/S, B Shares	885,878	23,381,696
Chr. Hansen Holding A/S	402,940	31,771,979
DSV A/S	276,669	64,471,708
Novozymes A/S, B Shares	709,013	58,216,921
		177,842,304

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International Alpha Fund

	Shares	Value
FINLAND — 1.4%
Kone Oyj, B Shares	752,391	$53,990,640
FRANCE — 3.6%
Danone SA	654,563	40,687,294
Dassault Systemes SE	932,064	55,313,675
Edenred	939,369	43,378,536
		139,379,505
GERMANY — 7.6%
BioNTech SE ADR *	67,227	17,331,121
Deutsche Boerse AG	440,702	73,585,973
Rational AG	52,927	54,131,882
SAP SE	560,795	78,926,036
Scout24 SE	993,996	69,407,136
		293,382,148
HONG KONG — 3.2%
AIA Group Ltd.	6,950,400	70,149,328
Hong Kong Exchanges & Clearing Ltd.	892,500	52,196,954
		122,346,282
INDIA — 2.8%
Housing Development Finance Corp., Ltd.	2,285,459	79,074,837
ICICI Lombard General Insurance Co., Ltd.	1,670,895	31,426,713
		110,501,550
IRELAND — 5.9%
CRH PLC	1,427,718	75,648,945
Kingspan Group PLC	651,458	77,709,241
Ryanair Holdings PLC ADR *	719,102	73,585,708
		226,943,894
ITALY — 1.0%
FinecoBank Banca Fineco SpA	2,241,338	39,251,514
JAPAN — 12.4%
Denso Corp.	800,700	66,354,706
FANUC Corp.	191,300	40,663,111
Japan Exchange Group, Inc.	1,984,200	43,472,627

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International Alpha Fund

	Shares	Value
Nidec Corp.	608,200	$71,946,657
Nintendo Co., Ltd.	67,500	31,580,380
Shimano, Inc.	202,800	54,009,569
Shiseido Co., Ltd.	677,700	37,806,518
SMC Corp.	95,400	64,476,867
Sony Group Corp.	567,100	71,612,402
		481,922,837
NETHERLANDS — 7.2%
Adyen NV *	11,243	29,512,904
ASML Holding NV	96,369	77,193,577
Heineken Holding NV	406,080	37,442,578
IMCD NV	421,177	93,081,498
Topicus.com, Inc. *	476,010	43,689,285
		280,919,842
NORWAY — 1.2%
Aker Carbon Capture ASA *	14,484,615	45,026,051
PANAMA — 0.7%
Copa Holdings SA, Class A *	329,350	27,224,071
RUSSIA — 1.1%
Magnit PJSC GDR Reg S	1,228,786	18,429,459
MMC Norilsk Nickel PJSC ADR	779,915	24,125,733
		42,555,192
SOUTH AFRICA — 1.1%
Discovery Ltd. *	4,809,879	43,335,697
SOUTH KOREA — 3.3%
NAVER Corp. *	114,313	36,285,395
Samsung Electronics Co., Ltd.	1,382,246	90,778,965
		127,064,360
SPAIN — 1.3%
Amadeus IT Group SA *	758,174	51,301,279

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International Alpha Fund

	Shares	Value
SWEDEN — 3.7%
Atlas Copco AB, B Shares	1,388,845	$81,581,129
Epiroc AB, B Shares	2,864,475	60,575,671
		142,156,800
SWITZERLAND — 7.3%
Cie Financiere Richemont SA	432,822	64,678,701
Kuehne + Nagel International AG	163,704	52,722,076
Nestle SA	689,111	96,211,829
Temenos AG	350,417	48,301,966
Wizz Air Holdings PLC *	398,982	22,640,090
		284,554,662
TAIWAN — 4.7%
Sea Ltd. ADR *	134,116	30,003,090
Taiwan Semiconductor Manufacturing Co., Ltd.	6,958,000	153,917,911
		183,921,001
UNITED KINGDOM — 4.3%
Experian PLC	1,243,706	61,259,846
Hargreaves Lansdown PLC	2,054,276	37,749,714
Just Eat Takeaway *	235,166	12,977,839
Prudential PLC	3,138,236	54,269,076
		166,256,475
UNITED STATES — 1.1%
Spotify Technology SA *	186,911	43,742,781
TOTAL INVESTMENTS — 99.0%
(cost $2,467,020,172)		$3,840,614,468
Other assets less liabilities — 1.0%		37,738,355
NET ASSETS — 100.0%		$3,878,352,823

*  Non-income producing security.

ADR  —  American Depositary Receipt

GDR  —  Global Depositary Receipt

Reg S — Regulation S ("Reg S") under the Securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States). These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees. At December 31, 2021, the net value of these securities was $18,429,459 representing 0.5% of net assets.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International Alpha Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$556,527,464	$3,284,087,004	$—	$3,840,614,468
Total	$556,527,464	$3,284,087,004	$—	$3,840,614,468

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International Alpha Fund

ASSETS
Investments, at value (cost $2,467,020,172)	$3,840,614,468
Cash	21,824,119
Foreign cash, at value (cost $69,446)	70,888
Receivable for investments sold	14,009,118
Tax reclaims receivable	4,800,993
Capital shares sold receivable	3,461,169
Dividends receivable	1,870,948
Prepaid assets	35,807
Total Assets	3,886,687,510
LIABILITIES
Advisory fee payable	3,261,179
Deferred India capital gains tax liability (Note A)	1,862,235
Capital shares purchased payable	1,208,817
Administration & Supervisory fee payable	845,675
Shareholder fee payable	454,985
Trustee fee payable	21,872
Commitment fee payable	9,372
Accrued expenses	670,552
Total Liabilities	8,334,687
NET ASSETS	$3,878,352,823
COMPOSITION OF NET ASSETS
Paid-in capital	$2,526,863,382
Total distributable earnings	1,351,489,441
$3,878,352,823
NET ASSET VALUE, PER SHARE
Class 2 ($334,568,542 / 21,688,196 shares outstanding), unlimited authorized, no par value	$15.43
Class 3 ($524,716,973 / 33,478,199 shares outstanding), unlimited authorized, no par value	$15.67
Class 4 ($912,394,500 / 57,158,159 shares outstanding), unlimited authorized, no par value	$15.96
Class 5 ($125,577,998 / 7,709,658 shares outstanding), unlimited authorized, no par value	$16.29
Class K ($1,222,693,360 / 79,608,457 shares outstanding), unlimited authorized, no par value	$15.36
Institutional Class ($758,401,450 / 49,212,064 shares outstanding), unlimited authorized, no par value	$15.41

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2021

For the Year Ended December 31, 2021
Baillie Gifford International Alpha Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $8,077,401)	$54,310,936
Non-cash income	8,476,709
Interest	2,291
Total Investment Income	62,789,936
EXPENSES
Advisory fee (Note B)	13,737,213
Shareholder Servicing fees — Class 2 shares (Note B)	642,116
Shareholder Servicing fees — Class 3 shares (Note B)	642,630
Shareholder Servicing fees — Class 4 shares (Note B)	732,510
Shareholder Servicing fees — Class 5 shares (Note B)	28,689
Administration & Supervisory fee — Class K shares (Note B)	2,006,925
Administration & Supervisory fee — Institutional Class shares (Note B)	1,330,277
Transfer Agency	142,696
Sub-transfer agency — Institutional Class shares	827,819
Fund accounting	1,270,733
Custody	724,769
Legal	451,258
Registration fees	183,547
Trustees' fees	89,181
Professional fees	52,887
Commitment fees	33,384
Miscellaneous	240,240
Total Expenses	23,136,874
Net Investment Income	39,653,062
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments (net of India capital gains tax expense of $373,597)	206,395,689
Foreign currency transactions	(188,106)
206,207,583
Net change in unrealized depreciation on:
Investments (net of deferred India capital gains tax benefit of $893,211) (Note A)	(261,135,556)
Translation of net assets and liabilities denominated in foreign currencies	(310,357)
(261,445,913)
Net realized and unrealized loss	(55,238,330)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(15,585,268)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2021

Baillie Gifford International Alpha Fund

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$39,653,062	$24,867,498
Net realized gain	206,207,583	132,765,822
Net change in unrealized appreciation (depreciation)	(261,445,913)	752,927,715
Net increase (decrease) in net assets from operations	(15,585,268)	910,561,035
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(24,786,900)	(8,221,408)
Class 3	(38,629,582)	(17,027,749)
Class 4	(66,380,678)	(24,650,239)
Class 5	(9,031,853)	(3,388,104)
Class K	(91,864,785)	(24,860,209)
Institutional Class	(56,749,052)	(16,563,536)
Total Distributions to Shareholders	(287,442,850)	(94,711,245)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	21,780,009	72,006,000
Class 3	167,796,050	295,090,505 *
Class 4	233,443,729	397,280,701
Class 5	—	11,000,000
Class K	251,570,911	488,403,549
Institutional Class	272,576,224	572,999,510
Dividends reinvested:
Class 2	24,786,899	8,221,408
Class 3	38,629,582	17,027,749
Class 4	66,380,677	24,650,239
Class 5	9,031,928	3,388,104
Class K	82,904,506	21,998,469
Institutional Class	51,732,944	16,542,889
Cost of shares redeemed:
Class 2	(54,578,192)	(294,390,504)*
Class 3	(404,578,419)	(453,876,207)
Class 4	(402,768,420)	(84,000,000)
Class 5	(24,534,404)	—
Class K	(94,925,921)	(180,996,529)
Institutional Class	(228,187,591)	(120,707,617)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	11,060,512	794,638,266
Total Increase (Decrease) in Net Assets	(291,967,606)	1,610,488,056
NET ASSETS
Beginning of year	4,170,320,429	2,559,832,373
End of year	$3,878,352,823	$4,170,320,429

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford International Alpha Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net asset value, beginning of year	$16.78	$13.57	$10.78		$14.20	$10.90
From Investment Operations
Net investment income(a)	0.16	0.12	0.27		0.22	0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)	3.47	3.20		(2.59)	3.62
Net increase (decrease) in net asset value from investment operations	(0.12)	3.59	3.47		(2.37)	3.80
Dividends and Distributions to Shareholders
From net investment income	(0.16)	(0.10)	(0.34)		(0.17)	(0.14)
From net realized gain on investments	(1.07)	(0.28)	(0.34)		(0.88)	(0.36)
Total Dividends and Distributions	(1.23)	(0.38)	(0.68)		(1.05)	(0.50)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	—		—	0.00 (b)
Net asset value, end of year	$15.43	$16.78	$13.57		$10.78	$14.20
Total Return
Total return based on net asset value(c)	(0.65)%	26.45%	32.14%		(16.57)%	34.96%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$334,569	$367,841	$513,803		$335,450	$478,079
Ratio of net expenses to average net assets	0.58%	0.59%	0.61%		0.62%	0.61%
Ratio of net investment income to average net assets	0.94%	0.85%	2.11	%(d)	1.57%	1.41%
Portfolio turnover rate(e)	16%	24%	13%		33%	12%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford International Alpha Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net asset value, beginning of year	$17.02	$13.76	$10.92		$14.37	$11.03
From Investment Operations
Net investment income(a)	0.18	0.13	0.28		0.22	0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)	3.52	3.24		(2.60)	3.68
Net increase (decrease) in net asset value from investment operations	(0.10)	3.65	3.52		(2.38)	3.86
Dividends and Distributions to Shareholders
From net investment income	(0.18)	(0.11)	(0.34)		(0.19)	(0.16)
From net realized gain on investments	(1.07)	(0.28)	(0.34)		(0.88)	(0.36)
Total Dividends and Distributions	(1.25)	(0.39)	(0.68)		(1.07)	(0.52)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	—		—	0.00 (b)
Net asset value, end of year	$15.67	$17.02	$13.76		$10.92	$14.37
Total Return
Total return based on net asset value(c)	(0.58)%	26.54%	32.23%		(16.51)%	35.05%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$524,717	$757,194	$668,206		$613,224	$1,119,162
Ratio of net expenses to average net assets	0.51%	0.52%	0.54%		0.55%	0.55%
Ratio of net investment income to average net assets	1.01%	0.92%	2.18	%(d)	1.58%	1.35%
Portfolio turnover rate(e)	16%	24%	13%		33%	12%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford International Alpha Fund
Selected data for a Class 4 share outstanding throughout each year:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period July 10, 2017(a) through December 31, 2017	For the Period January 1, 2015 through December 10, 2015(a)
Net asset value, beginning of year	$17.32	$14.00	$11.10		$14.59	$13.43	$11.60
From Investment Operations
Net investment income(b)	0.19	0.12	0.28		0.23	0.05	0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(0.30)	3.60	3.31		(2.65)	1.64	(0.33)
Net increase (decrease) in net asset value from investment operations	(0.11)	3.72	3.59		(2.42)	1.69	(0.14)
Dividends and Distributions to Shareholders
From net investment income	(0.18)	(0.12)	(0.35)		(0.19)	(0.17)	(0.01)
From net realized gain on investments	(1.07)	(0.28)	(0.34)		(0.88)	(0.36)	—
Total Dividends and Distributions	(1.25)	(0.40)	(0.69)		(1.07)	(0.53)	(0.01)
Net asset value, end of year	$15.96	$17.32	$14.00		$11.10	$14.59	$11.46
Total Return
Total return based on net asset value(c)	(0.55)%	26.57%	32.27%		(16.49)%	12.60%	(1.04)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$912,395	$1,082,123	$580,146		$438,616	$232,741	$59
Ratio of net expenses to average net assets	0.48%	0.49%	0.51%		0.52%	0.53%	0.52%*
Ratio of net investment income to average net assets	1.03%	0.82%	2.20	%(d)	1.61%	0.77%	1.72%*
Portfolio turnover rate(e)	16%	24%	13%		33%	12%	15%

(a)  Recommencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford International Alpha Fund
Selected data for a Class 5 share outstanding throughout each year:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net asset value, beginning of year	$17.65	$14.26	$11.30		$14.82	$11.36
From Investment Operations
Net investment income(a)	0.20	0.14	0.30		0.21	0.20
Net realized and unrealized gain (loss) on investments and foreign currency	(0.30)	3.66	3.35		(2.65)	3.79
Net increase (decrease) in net asset value from investment operations	(0.10)	3.80	3.65		(2.44)	3.99
Dividends and Distributions to Shareholders
From net investment income	(0.19)	(0.13)	(0.35)		(0.20)	(0.17)
From net realized gain on investments	(1.07)	(0.28)	(0.34)		(0.88)	(0.36)
Total Dividends and Distributions	(1.26)	(0.41)	(0.69)		(1.08)	(0.53)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	—		—	0.00 (b)
Net asset value, end of year	$16.29	$17.65	$14.26		$11.30	$14.82
Total Return
Total return based on net asset value(c)	(0.50)%	26.64%	32.34%		(16.44)%	35.16%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$125,578	$149,745	$104,935		$79,293	$183,384
Ratio of net expenses to average net assets	0.43%	0.44%	0.46%		0.47%	0.47%
Ratio of net investment income to average net assets	1.09%	0.94%	2.25	%(d)	1.55%	1.45%
Portfolio turnover rate(e)	16%	24%	13%		33%	12%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford International Alpha Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$16.71	$13.53	$10.75		$14.17	$12.44
From Investment Operations
Net investment income(b)	0.16	0.10	0.26		0.17	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(0.27)	3.47	3.20		(2.52)	2.25
Net increase (decrease) in net asset value from investment operations	(0.11)	3.57	3.46		(2.35)	2.26
Dividends and Distributions to Shareholders
From net investment income	(0.17)	(0.11)	(0.34)		(0.19)	(0.17)
From net realized gain on investments	(1.07)	(0.28)	(0.34)		(0.88)	(0.36)
Total Dividends and Distributions	(1.24)	(0.39)	(0.68)		(1.07)	(0.53)
Net asset value, end of period	$15.36	$16.71	$13.53		$10.75	$14.17
Total Return
Total return based on net asset value(c)	(0.62)%	26.40%	32.16%		(16.54)%	18.19%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,222,693	$1,083,711	$566,554		$290,186	$108,728
Ratio of net expenses to average net assets	0.58%	0.59%	0.61%		0.62%	0.63%*
Ratio of net investment income to average net assets	0.92%	0.74%	2.09	%(d)	1.26%	0.12%*
Portfolio turnover rate(e)	16%	24%	13%		33%	12%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford International Alpha Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$16.76	$13.58	$10.79		$14.19	$12.44
From Investment Operations
Net investment income(b)	0.14	0.08	0.25		0.22	0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(0.27)	3.49	3.22		(2.59)	2.17
Net increase (decrease) in net asset value from investment operations	(0.13)	3.57	3.47		(2.37)	2.26
Dividends and Distributions to Shareholders
From net investment income	(0.15)	(0.11)	(0.34)		(0.15)	(0.15)
From net realized gain on investments	(1.07)	(0.28)	(0.34)		(0.88)	(0.36)
Total Dividends and Distributions	(1.22)	(0.39)	(0.68)		(1.03)	(0.51)
Net asset value, end of period	$15.41	$16.76	$13.58		$10.79	$14.19
Total Return
Total return based on net asset value(c)	(0.74)%	26.29%	32.11%		(16.68)%	18.25%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$758,401	$729,705	$126,189		$38,019	$6
Ratio of net expenses to average net assets	0.68%	0.67%	0.67%		0.72%	0.62%*
Ratio of net investment income to average net assets	0.82%	0.52%	1.93	%(d)	1.58%	1.01%*
Portfolio turnover rate(e)	16%	24%	13%		33%	12%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table (unaudited)

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International Concentrated Growth Equities Fund

	Value	% of Total Net Assets
Apparel	$10,136,444	8.9%
Auto Manufacturers	11,197,775	9.8
Biotechnology	11,857,417	10.5
Commercial Services	6,412,881	5.6
Cosmetics/Personal Care	1,770,406	1.6
Food	4,020,867	3.5
Insurance	1,769,103	1.6
Internet	39,992,517	35.1
Investment Companies	1,548,752	1.4
Machinery — Diversified	1,363,068	1.2
Retail	5,261,387	4.6
Semiconductors	17,881,941	15.7
Total Value of Investments	113,212,558	99.5
Other assets less liabilities	578,512	0.5
Net Assets	$113,791,070	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International Concentrated Growth Equities Fund

	Shares	Value
COMMON STOCKS — 99.5%
ARGENTINA — 8.5%
MercadoLibre, Inc. *	7,171	$9,669,376
CANADA — 2.6%
Shopify, Inc., Class A *	2,176	2,997,201
CHINA — 16.3%
Alibaba Group Holding Ltd. *	191,724	2,817,496
Meituan, Class B *	229,200	6,627,889
NIO, Inc. ADR *	67,913	2,151,484
Ping An Insurance Group Co. of China Ltd., Class H	245,500	1,769,103
Tencent Holdings Ltd.	88,000	5,134,898
		18,500,870
DENMARK — 2.4%
Genmab A/S *	6,975	2,784,093
FRANCE — 10.5%
Hermes International	3,146	5,497,243
Kering	5,782	4,639,201
L'Oreal SA	3,713	1,770,406
		11,906,850
GERMANY — 4.6%
Zalando SE *	65,313	5,261,387
ITALY — 3.8%
Ferrari NV	16,891	4,347,847
JAPAN — 2.6%
M3, Inc.	58,200	2,934,524
NETHERLANDS — 19.9%
Adyen NV *	2,443	6,412,881
ASML Holding NV	20,223	16,199,044
		22,611,925

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International Concentrated Growth Equities Fund

	Shares	Value
SAUDI ARABIA — 4.4%
Delivery Hero SE *	45,606	$5,048,154
SWEDEN — 2.6%
Atlas Copco AB, B Shares	23,205	1,363,068
Kinnevik AB, B Shares *	43,561	1,548,752
		2,911,820
UNITED KINGDOM — 3.5%
Ocado Group PLC *	176,731	4,020,867
UNITED STATES — 17.8%
Illumina, Inc. *	10,274	3,908,641
Moderna, Inc. *	20,335	5,164,683
NVIDIA Corp.	5,722	1,682,897
Spotify Technology SA *	20,352	4,762,979
Tesla, Inc. *	4,446	4,698,444
		20,217,644
TOTAL INVESTMENTS — 99.5%
(cost $93,162,467)		$113,212,558
Other assets less liabilities — 0.5%		578,512
NET ASSETS — 100.0%		$113,791,070

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$35,035,705	$78,176,853	$—	$113,212,558
Total	$35,035,705	$78,176,853	$—	$113,212,558

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International Concentrated Growth Equities Fund

ASSETS
Investments, at value (cost $93,162,467)	$113,212,558
Cash	28,610
Receivable for investments sold	3,822,413
Capital shares sold receivable	3,131,768
Due from Investment Advisor	19,318
Tax reclaims receivable	16,765
Prepaid assets	30,395
Total Assets	120,261,827
LIABILITIES
Advisory fee payable	126,643
Line of credit payable	4,900,000
Capital shares purchased payable	1,310,225
Administration & Supervisory fee payable	53,823
Trustee fee payable	714
Commitment fee payable	306
Accrued expenses	79,046
Total Liabilities	6,470,757
NET ASSETS	$113,791,070
COMPOSITION OF NET ASSETS
Paid-in capital	$95,294,329
Total distributable earnings	18,496,741
$113,791,070
NET ASSET VALUE, PER SHARE
Class K ( $56,512,922 / 5,712,784 shares outstanding), unlimited authorized, no par value	$9.89
Institutional Class ( $57,278,148 / 5,857,622 shares outstanding), unlimited authorized, no par value	$9.78

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2021

For the Year Ended December 31, 2021
Baillie Gifford International Concentrated Growth Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $64,847)	$332,270
Non-cash income	924,043
Interest	86
Total Investment Income	1,256,399
EXPENSES
Advisory fee (Note B)	521,126
Administration & Supervisory fee — Class K shares (Note B)	109,183
Administration & Supervisory fee — Institutional Class shares (Note B)	112,295
Transfer agency	40,561
Sub-transfer agency — Institutional Class shares	70,301
Fund accounting	94,789
Registration fees	59,880
Professional fees	31,550
Custody	27,706
Legal	14,205
Trustees' fees	2,921
Line of credit Interest	2,310
Commitment fees	1,086
Miscellaneous	14,956
Total Expenses	1,102,869
Fees waived/expenses reimbursed	(94,541)
Total Expenses after waiver	1,008,328
Net Investment Income	248,071
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	3,680,018
Foreign currency transactions	(13,770)
3,666,248
Net change in unrealized appreciation (depreciation) on:
Investments	(11,778,961)
Translation of net assets and liabilities denominated in foreign currencies	88,551
(11,690,410)
Net realized and unrealized loss	(8,024,162)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(7,776,091)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2021

Baillie Gifford International Concentrated Growth Equities Fund

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$248,071	$(353,242)
Net realized gain	3,666,248	78,019,857
Net change in unrealized appreciation (depreciation)	(11,690,410)	18,689,189
Net increase (decrease) in net assets from operations	(7,776,091)	96,355,804
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(12,048,790)	(40,877,596)
Institutional Class	(11,556,065)	(13,601,434)
Total Distributions to Shareholders	(23,604,855)	(54,479,030)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	32,264,192	33,989,078
Institutional Class	103,591,639	21,921,486
Dividends reinvested:
Class K	11,398,944	38,023,629
Institutional Class	11,556,064	13,601,434
Cost of shares redeemed:
Class K	(16,619,698)	(178,597,888)
Institutional Class	(57,388,368)	(13,118,779)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	84,802,773	(84,181,040)
Total Increase (Decrease) in Net Assets	53,421,827	(42,304,266)
NET ASSETS
Beginning of year	60,369,243	102,673,509
End of year	$113,791,070	$60,369,243

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford International Concentrated Growth Equities Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$12.31	$12.70	$8.75		$10.05	$10.00
From Investment Operations
Net investment income (loss)(b)	0.04	(0.04)	0.03		(0.03)	(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency	0.03 (d)	12.16	3.94		(1.27)	0.05
Net increase (decrease) in net asset value from investment operations	0.07	12.12	3.97		(1.30)	0.05
Dividends and Distributions to Shareholders
From net investment income	(0.03)	—	(0.02)		—	—
From net realized gain on investments	(2.46)	(12.51)	—		—	—
Total Dividends and Distributions	(2.49)	(12.51)	(0.02)		—	—
Net asset value, end of period	$9.89	$12.31	$12.70		$8.75	$10.05
Total Return
Total return based on net asset value(e)	0.74%	97.24%	45.26%		(12.84)%	0.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$56,513	$42,357	$101,797		$55,852	$502
Ratio of net expenses to average net assets, before waiver	0.79%	0.79%	0.90%		1.07%	53.29	%*
Ratio of net expenses to average net assets, after waiver	0.72%	0.72%	0.72%		0.72%	0.72	%*
Ratio of net investment income (loss) to average net assets	0.27%	(0.26)%	0.26	%(f)	(0.26)%	(0.68	)%*
Portfolio turnover rate(g)	54%	59%	4%		32%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized gains or losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Large increase due to one-off taxable stock dividends that were treated as income.

(g)  Portfolio turnover rate calculated at Fund level.
The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford International Concentrated Growth Equities Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$12.19	$12.65	$8.72		$10.05	$10.00
From Investment Operations
Net investment income (loss)(b)	0.01	(0.09)	0.03		(0.06)	(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency	0.05 (d)	12.14	3.92		(1.27)	0.05
Net increase (decrease) in net asset value from investment operations	0.06	12.05	3.95		(1.33)	0.05
Dividends and Distributions to Shareholders
From net investment income	(0.01)	—	(0.02)		—	—
From net realized gain on investments	(2.46)	(12.51)	—		—	—
Total Dividends and Distributions	(2.47)	(12.51)	(0.02)		—	—
Net asset value, end of period	$9.78	$12.19	$12.65		$8.72	$10.05
Total Return
Total return based on net asset value(e)	0.69%	97.09%	45.32%		(13.23)%	0.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$57,278	$18,012	$876		$476	$502
Ratio of net expenses to average net assets, before waiver	0.90%	0.87%	0.91%		1.16%	53.29	%*
Ratio of net expenses to average net assets, after waiver	0.83%	0.80%	0.73%		0.81%	0.87	%*
Ratio of net investment income (loss) to average net assets	0.11%	(0.47)%	0.30	%(f)	(0.53)%	(0.68	)%*
Portfolio turnover rate(g)	54%	59%	4%		32%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized gains or losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Large increase due to one-off taxable stock dividends that were treated as income.

(g)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table (unaudited)

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International Growth Fund

	Value	% of Total Net Assets
Apparel	$176,258,360	4.7%
Auto Manufacturers	298,583,191	7.8
Beverages	9,822,353	0.3
Biotechnology	202,782,494	5.4
Chemicals	89,823,967	2.3
Commercial Services	221,245,484	5.9
Cosmetics/Personal Care	104,666,625	2.8
Diversified Financial Services	81,368,072	2.2
Electronics	197,782,576	5.2
Energy — Alternate Sources	39,320,575	1.0
Food	139,549,782	3.7
Healthcare — Products	36,011,161	1.0
Healthcare — Services	31,722,342	0.8
Insurance	110,124,359	2.9
Internet	990,741,222	26.1
Investment Companies	93,370,390	2.4
Machinery — Diversified	178,002,202	4.7
Media	19,011,952	0.5
Retail	202,085,717	5.4
Semiconductors	418,107,493	11.0
Software	123,017,560	3.3
Total Value of Investments	3,763,397,877	99.4
Other assets less liabilities	23,897,248	0.6
Net Assets	$3,787,295,125	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International Growth Fund

	Shares	Value
COMMON STOCKS — 96.9%
ARGENTINA — 5.0%
MercadoLibre, Inc. *	141,447	$190,727,135
AUSTRALIA — 2.3%
Afterpay Ltd. *	531,450	32,082,162
WiseTech Global Ltd.	1,309,250	55,527,164
		87,609,326
BELGIUM — 1.5%
Umicore SA	1,427,843	58,248,066
CHINA — 14.7%
Alibaba Group Holding Ltd. *	5,537,108	81,371,029
Meituan, Class B *	5,201,000	150,399,872
NIO, Inc. ADR *	1,824,522	57,800,857
Pinduoduo, Inc. ADR *	280,511	16,353,791
Ping An Insurance Group Co. of China Ltd., Class H	5,283,500	38,073,538
TAL Education Group ADR *	565,843	2,223,763
Tencent Holdings Ltd.	3,036,300	177,171,506
Wuxi Biologics Cayman, Inc. *	2,679,500	31,722,342
		555,116,698
DENMARK — 5.8%
Ambu A/S, B Shares	1,364,379	36,011,162
Genmab A/S *	286,077	114,188,514
Novozymes A/S, B Shares	384,557	31,575,901
Vestas Wind Systems A/S	1,291,098	39,320,575
		221,096,152
FRANCE — 7.6%
Adevinta ASA *	626,550	8,323,133
Kering	219,677	176,258,360
L'Oreal SA	219,513	104,666,624
		289,248,117
GERMANY — 6.6%
Aixtron SE	1,145,970	23,212,127
CureVac NV *	233,787	8,021,232

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International Growth Fund

	Shares	Value
HelloFresh SE *	1,016,019	$77,865,806
MorphoSys AG *	162,909	6,169,231
Zalando SE *	1,647,133	132,687,271
		247,955,667
HONG KONG — 2.9%
AIA Group Ltd.	7,138,800	72,050,820
Hong Kong Exchanges & Clearing Ltd.	638,901	37,365,475
		109,416,295
INDIA — 0.5%
Housing Development Finance Corp., Ltd.	564,415	19,528,254
ISRAEL — 1.2%
Wix.com Ltd. *	289,273	45,644,387
ITALY — 5.4%
Ferrari NV	785,787	202,266,414
JAPAN — 8.6%
M3, Inc.	2,161,000	108,960,601
Nidec Corp.	861,900	101,957,948
Pan Pacific International Holdings Corp.	973,300	13,415,815
SBI Holdings, Inc.	897,300	24,474,343
SMC Corp.	110,900	74,952,668
		323,761,375
NETHERLANDS — 15.9%
Adyen NV *	71,215	186,939,559
Argenx SE *	209,229	74,403,519
ASML Holding NV	361,317	289,422,443
EXOR NV	561,946	50,304,137
		601,069,658
NEW ZEALAND — 0.7%
Xero Ltd. *	271,911	27,832,602

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International Growth Fund

	Shares	Value
NORWAY — 0.5%
Schibsted ASA, Class A	241,038	$9,293,144
Schibsted ASA, B Shares	288,179	9,718,808
		19,011,952
SAUDI ARABIA — 1.9%
Delivery Hero SE *	659,450	72,994,896
SOUTH KOREA — 0.2%
Coupang, Inc. *	277,478	8,152,304
SPAIN — 1.5%
Industria de Diseno Textil SA	1,735,893	55,982,631
SWEDEN — 3.9%
Atlas Copco AB, A Shares	1,491,292	103,049,534
Kinnevik AB, B Shares *	1,211,304	43,066,253
		146,115,787
SWITZERLAND — 1.1%
Temenos AG	287,706	39,657,794
TAIWAN — 2.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	4,768,000	105,472,923
UNITED KINGDOM — 1.6%
Ocado Group PLC *	2,711,224	61,683,976
UNITED STATES — 4.7%
Oatly Group AB ADR *	1,233,964	9,822,353
Spotify Technology SA *	558,230	130,642,567
Stellantis NV	2,040,190	38,515,920
		178,980,840
Total Common Stocks
(cost $1,782,982,994)		3,667,573,249

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International Growth Fund

	Shares	Value
PREFERRED STOCKS — 2.5%
GERMANY — 2.5%
Sartorius AG 0.13% (cost $31,607,444)	141,681	$95,824,628
TOTAL INVESTMENTS — 99.4%
(cost $1,814,590,438)		$3,763,397,877
Other assets less liabilities — 0.6%		23,897,248
NET ASSETS — 100.0%		$3,787,295,125

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$479,107,197	$3,188,466,052	$—	$3,667,573,249
Preferred Stocks **	—	95,824,628	—	95,824,628
Total	$479,107,197	$3,284,290,680	$—	$3,763,397,877

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International Growth Fund

ASSETS
Investments, at value (cost $1,814,590,438)	$3,763,397,877
Cash	6,943,953
Receivable for investments sold	17,347,923
Capital shares sold receivable	8,778,653
Tax reclaims receivable	1,567,667
Dividends receivable	341,142
Prepaid assets	34,991
Total Assets	3,798,412,206
LIABILITIES
Due to foreign custodian (cost $459)	459
Advisory fee payable	3,334,753
Capital shares purchased payable	5,973,208
Shareholder fee payable	569,963
Deferred India capital gains tax liability (Note A)	451,900
Administration & Supervisory fee payable	219,140
Trustee fee payable	22,809
Commitment fee payable	9,773
Accrued expenses	535,076
Total Liabilities	11,117,081
NET ASSETS	$3,787,295,125
COMPOSITION OF NET ASSETS
Paid-in capital	$1,870,698,209
Total distributable earnings	1,916,596,916
$3,787,295,125
NET ASSET VALUE, PER SHARE
Class 2 ( $455,383,746 / 27,084,764 shares outstanding), unlimited authorized, no par value	$16.81
Class 3 ( $503,783,241 / 29,894,729 shares outstanding), unlimited authorized, no par value	$16.85
Class 4 ( $860,634,956 / 51,041,986 shares outstanding), unlimited authorized, no par value	$16.86
Class 5 ( $1,562,791,011 / 92,433,053 shares outstanding), unlimited authorized, no par value	$16.91
Class K ( $82,819,956 / 4,938,051 shares outstanding), unlimited authorized, no par value	$16.77
Institutional Class ( $321,882,215 / 19,246,953 shares outstanding), unlimited authorized, no par value	$16.72

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2021

For the Year Ended December 31, 2021
Baillie Gifford International Growth Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $3,314,470)	$26,658,853
Non-cash income	26,274,207
Interest	2,253
Total Investment Income	52,935,313
EXPENSES
Advisory fee (Note B)	14,048,723
Shareholder Servicing fees — Class 2 shares (Note B)	846,981
Shareholder Servicing fees — Class 3 shares (Note B)	576,378
Shareholder Servicing fees — Class 4 shares (Note B)	672,333
Shareholder Servicing fees — Class 5 shares (Note B)	345,424
Administration & Supervisory fee — Class K shares (Note B)	209,431
Administration & Supervisory fee — Institutional Class shares (Note B)	660,261
Transfer agency	133,007
Sub-transfer agency — Institutional Class shares	328,105
Fund accounting	1,265,810
Custody	565,377
Legal	478,730
Registration fees	104,957
Trustees' fees	92,322
Professional fees	52,428
Commitment fees	34,423
Miscellaneous	113,187
Total Expenses	20,527,877
Net Investment Income	32,407,436
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	396,983,958
In-kind redemptions	50,883,147
Foreign currency transactions	(228,379)
447,638,726
Net change in unrealized depreciation on:
Investments (net of deferred India capital gains tax expense of $103,466) (Note A)	(868,932,151)
Translation of net assets and liabilities denominated in foreign currencies	(129,011)
(869,061,162)
Net realized and unrealized loss	(421,422,436)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(389,015,000)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2021

Baillie Gifford International Growth Fund

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$32,407,436	$2,279,011
Net realized gain	447,638,726	470,418,997
Net change in unrealized appreciation (depreciation)	(869,061,162)	1,383,834,789
Net increase (decrease) in net assets from operations	(389,015,000)	1,856,532,797
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(62,818,687)	(55,541,011)
Class 3	(69,076,213)	(64,060,790)
Class 4	(120,474,576)	(91,315,840)
Class 5	(219,002,340)	(170,297,829)
Class K	(12,174,900)	(8,879,140)
Institutional Class	(47,370,977)	(29,144,231)
Total Distributions to Shareholders	(530,917,693)	(419,238,841)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	94,862,331	81,506,000
Class 3	152,146,174	592,448,173 *
Class 4	32,700,771	434,310,417 *
Class 5	2,000,000	—
Class K	12,785,685	115,840,279
Institutional Class	237,406,612	230,631,609
Dividends reinvested:
Class 2	62,797,066	55,541,011
Class 3	69,053,504	64,060,790
Class 4	120,474,576	91,315,840
Class 5	219,002,340	170,297,829
Class K	9,023,516	6,873,455
Institutional Class	46,287,943	28,803,483
Cost of shares redeemed:
Class 2	(195,081,174)	(695,348,173)*
Class 3	(299,199,945)	(764,520,237)**
Class 4	(53,552,555)	(78,000,000)*
Class 5	(125,000,000)	(225,000,000)
Class K	(45,641,020)	(229,035)
Institutional Class	(175,527,255)	(32,662,300)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	164,538,569	75,869,141
Total Increase (Decrease) in Net Assets	(755,394,124)	1,513,163,097
NET ASSETS
Beginning of year	4,542,689,249	3,029,526,152
End of year	$3,787,295,125	$4,542,689,249

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford International Growth Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net asset value, beginning of year	$21.56	$14.59	$10.74		$14.39	$10.09
From Investment Operations
Net investment income(a)	0.15	0.00 (b)	0.15		0.11	0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(2.20)	9.17	3.87		(2.61)	4.60
Net increase (decrease) in net asset value from investment operations	(2.05)	9.17	4.02		(2.50)	4.65
Dividends and Distributions to Shareholders
From net investment income	(0.41)	—	(0.15)		(0.10)	(0.06)
From net realized gain on investments	(2.29)	(2.20)	(0.02)		(1.03)	(0.29)
Return of capital	—	—	—		(0.02)	—
Total Dividends and Distributions	(2.70)	(2.20)	(0.17)		(1.15)	(0.35)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	—		—	0.00 (b)
Net asset value, end of year	$16.81	$21.56	$14.59		$10.74	$14.39
Total Return
Total return based on net asset value(c)	(9.40)%	62.95%	37.34%		(17.33)%	46.09%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$455,384	$599,275	$874,230		$632,645	$746,817
Ratio of net expenses to average net assets	0.57%	0.58%	0.60%		0.60%	0.61%
Ratio of net investment income to average net assets	0.68%	0.02%	1.16	%(d)	0.72%	0.42%
Portfolio turnover rate(e)	13%	26%	6%		14%	9%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford International Growth Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net asset value, beginning of year	$21.63	$14.62	$10.76		$14.42	$10.11
From Investment Operations
Net investment income(a)	0.16	0.01	0.16		0.11	0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(2.21)	9.20	3.88		(2.61)	4.62
Net increase (decrease) in net asset value from investment operations	(2.05)	9.21	4.04		(2.50)	4.67
Dividends and Distributions to Shareholders
From net investment income	(0.44)	—	(0.16)		(0.11)	(0.07)
From net realized gain on investments	(2.29)	(2.20)	(0.02)		(1.03)	(0.29)
Return of capital	—	—	—		(0.02)	—
Total Dividends and Distributions	(2.73)	(2.20)	(0.18)		(1.16)	(0.36)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	—		—	0.00 (b)
Net asset value, end of year	$16.85	$21.63	$14.62		$10.76	$14.42
Total Return
Total return based on net asset value(c)	(9.34)%	63.07%	37.44%		(17.27)%	46.20%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$503,783	$693,179	$546,477		$393,050	$601,549
Ratio of net expenses to average net assets	0.50%	0.51%	0.53%		0.53%	0.54%
Ratio of net investment income to average net assets	0.74%	0.03%	1.22	%(d)	0.74%	0.41%
Portfolio turnover rate(e)	13%	26%	6%		14%	9%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford International Growth Fund
Selected data for a Class 4 share outstanding throughout each year:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net asset value, beginning of year	$21.65	$14.63	$10.77		$14.43	$10.12
From Investment Operations
Net investment income(a)	0.17	0.01	0.16		0.12	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(2.21)	9.21	3.88		(2.61)	4.62
Net increase (decrease) in net asset value from investment operations	(2.04)	9.22	4.04		(2.49)	4.68
Dividends and Distributions to Shareholders
From net investment income	(0.46)	0.00 (b)	(0.16)		(0.12)	(0.08)
From net realized gain on investments	(2.29)	(2.20)	(0.02)		(1.03)	(0.29)
Return of capital	—	—	—		(0.02)	—
Total Dividends and Distributions	(2.75)	(2.20)	(0.18)		(1.17)	(0.37)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	—		—	0.00 (b)
Net asset value, end of year	$16.86	$21.65	$14.63		$10.77	$14.43
Total Return
Total return based on net asset value(c)	(9.31)%	63.12%	37.48%		(17.24)%	46.24%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$860,635	$969,427	$283,094		$205,923	$302,474
Ratio of net expenses to average net assets	0.47%	0.48%	0.50%		0.50%	0.51%
Ratio of net investment income to average net assets	0.78%	0.06%	1.26	%(d)	0.83%	0.45%
Portfolio turnover rate(e)	13%	26%	6%		14%	9%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford International Growth Fund
Selected data for a Class 5 share outstanding throughout each year:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net asset value, beginning of year	$21.70	$14.66	$10.79		$14.46	$10.14
From Investment Operations
Net investment income(a)	0.18	0.02	0.17		0.12	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(2.21)	9.23	3.89		(2.61)	4.62
Net increase (decrease) in net asset value from investment operations	(2.03)	9.25	4.06		(2.49)	4.69
Dividends and Distributions to Shareholders
From net investment income	(0.47)	(0.01)	(0.17)		(0.13)	(0.08)
From net realized gain on investments	(2.29)	(2.20)	(0.02)		(1.03)	(0.29)
Return of capital	—	—	—		(0.02)	—
Total Dividends and Distributions	(2.76)	(2.21)	(0.19)		(1.18)	(0.37)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	—		—	0.00 (b)
Net asset value, end of year	$16.91	$21.70	$14.66		$10.79	$14.46
Total Return
Total return based on net asset value(c)	(9.27)%	63.20%	37.55%		(17.20)%	46.31%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,562,791	$1,842,231	$1,298,918		$944,366	$1,139,553
Ratio of net expenses to average net assets	0.42%	0.43%	0.45%		0.45%	0.46%
Ratio of net investment income to average net assets	0.82%	0.13%	1.31	%(d)	0.84%	0.51%
Portfolio turnover rate(e)	13%	26%	6%		14%	9%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford International Growth Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$21.54	$14.58		$10.73		$14.38	$12.02
From Investment Operations
Net investment income (loss)(b)	0.15	(0.05	)(c)	0.15		0.10	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(2.20)	9.21		3.87		(2.60)	2.71
Net increase (decrease) in net asset value from investment operations	(2.05)	9.16		4.02		(2.50)	2.72
Dividends and Distributions to Shareholders
From net investment income	(0.43)	0.00	(d)	(0.15)		(0.10)	(0.07)
From net realized gain on investments	(2.29)	(2.20)		(0.02)		(1.03)	(0.29)
Return of capital	—	—		—		(0.02)	—
Total Dividends and Distributions	(2.72)	(2.20)		(0.17)		(1.15)	(0.36)
Net asset value, end of period	$16.77	$21.54		$14.58		$10.73	$14.38
Total Return
Total return based on net asset value(e)	(9.43)%	62.95%		37.40%		(17.32)%	22.62%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$82,820	$130,401		$7		$5	$6
Ratio of net expenses to average net assets	0.57%	0.58%		0.60%		0.60%	0.60%*
Ratio of net investment income (loss) to average net assets	0.69%	(0.26)%		1.17	%(f)	0.72%	0.14%*
Portfolio turnover rate(g)	13%	26%		6%		14%	9%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Calculation of the net gain or loss per share may not correlate to the aggregate investment income presented in the Statement of Operations due to the allocation of expenses across the share classes.

(d)  Amount is less than $0.005 per share.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Large increase due to one-off taxable stock dividends that were treated as income.

(g)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford International Growth Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$21.48	$14.55		$10.72		$14.38		$12.02
From Investment Operations
Net investment income (loss)(b)	0.12	(0.03	)(c)	0.15		(0.01)		0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(2.18)	9.16		3.85		(2.49	)(d)	2.71
Net increase (decrease) in net asset value from investment operations	(2.06)	9.13		4.00		(2.50)		2.72
Dividends and Distributions to Shareholders
From net investment income	(0.41)	—		(0.15)		(0.11)		(0.07)
From net realized gain on investments	(2.29)	(2.20)		(0.02)		(1.03)		(0.29)
Return of capital	—	—		—		(0.02)		—
Total Dividends and Distributions	(2.70)	(2.20)		(0.17)		(1.16)		(0.36)
Net asset value, end of period	$16.72	$21.48		$14.55		$10.72		$14.38
Total Return
Total return based on net asset value(e)	(9.49)%	62.84%		37.25%		(17.34)%		22.62%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$321,882	$308,176		$26,800		$2,081		$6
Ratio of net expenses to average net assets	0.65%	0.64%		0.65%		0.69%		0.60%*
Ratio of net investment income (loss) to average net assets	0.55%	(0.16)%		1.09	%(f)	(0.23)%		0.14%*
Portfolio turnover rate(g)	13%	26%		6%		14%		9%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Calculation of the net gain or loss per share may not correlate to the aggregate investment income presented in the Statement of Operations due to the allocation of expenses across the share classes.

(d)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Large increase due to one-off taxable stock dividends that were treated as income.

(g)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table (unaudited)

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International Smaller Companies Fund

	Value	% of Total Net Assets
Auto Parts & Equipment	$155,733	0.3%
Banks	278,023	0.5
Biotechnology	289,125	0.5
Building Materials	2,697,797	4.7
Chemicals	400,884	0.7
Commercial Services	4,013,869	7.1
Computers	1,250,146	2.2
Distribution/Wholesale	2,938,573	5.2
Diversified Financial Services	5,727,482	10.1
Electrical Components & Equipment	517,440	0.9
Electronics	2,496,863	4.4
Food	526,310	0.9
Hand/Machine Tools	406,034	0.7
Healthcare — Products	710,289	1.3
Insurance	226,981	0.4
Internet	6,147,043	10.8
Investment Companies	509,923	0.9
Leisure Time	2,024,302	3.5
Machinery — Diversified	1,351,727	2.3
Media	221,203	0.4
Miscellaneous Manufacturing	2,138,096	3.8
Office/Business Equipment	271,901	0.5
Pharmaceuticals	1,316,455	2.3
Private Equity	596,989	1.1
Retail	2,484,128	4.3
Semiconductors	7,422,982	13.1
Software	7,124,247	12.5
Telecommunications	1,197,179	2.1
Toys/Games/Hobbies	916,778	1.6
Total Value of Investments	56,358,502	99.1
Other assets less liabilities	528,435	0.9
Net Assets	$56,886,937	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International Smaller Companies Fund

	Shares	Value
COMMON STOCKS — 99.1%
AUSTRALIA — 1.4%
Cleanspace Holdings Ltd. *	170,294	$178,955
Netwealth Group Ltd.	49,533	638,047
		817,002
BELGIUM — 1.0%
Biocartis Group NV *	21,980	90,463
Melexis NV	4,049	482,466
		572,929
CANADA — 3.9%
Docebo, Inc. *	11,596	778,017
Kinaxis, Inc. *	10,154	1,423,462
		2,201,479
CHINA — 3.8%
Airtac International Group	58,229	2,138,096
DENMARK — 1.3%
ALK-Abello A/S *	1,434	752,998
FRANCE — 0.8%
Cellectis SA ADR *	19,224	156,099
Cellectis SA *	506	4,179
ESI Group *	3,553	300,955
		461,233
GERMANY — 4.9%
Aumann AG *	8,886	138,396
Hypoport SE *	3,125	1,812,444
New Work SE	2,562	634,358
Veganz Group AG *	1,813	186,801
		2,771,999
HONG KONG — 1.2%
Hypebeast Ltd. *	1,335,000	186,829
Johnson Electric Holdings Ltd.	244,000	517,440
		704,269

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International Smaller Companies Fund

	Shares	Value
INDIA — 0.5%
CreditAccess Grameen Ltd. *	33,517	$268,212
IRELAND — 1.2%
Keywords Studios PLC	17,070	679,752
ISRAEL — 2.5%
Maytronics Ltd.	58,066	1,432,333
ITALY — 8.0%
Brunello Cucinelli SpA *	27,643	1,899,989
Reply SpA	10,235	2,078,808
Technogym SpA	61,588	591,969
		4,570,766
JAPAN — 25.7%
Anicom Holdings, Inc.	31,500	226,981
Bengo4.com, Inc. *	16,000	847,211
COLOPL, Inc.	54,700	312,532
Daikyonishikawa Corp.	30,600	155,733
Demae-Can Co., Ltd. *	22,100	176,002
DMG Mori Seiki Co., Ltd.	23,600	406,034
eGuarantee, Inc.	29,800	599,584
GA Technologies Co. Ltd. *	19,100	216,578
Healios K.K. *	28,100	313,509
Ichiyoshi Securities Co., Ltd.	48,500	278,023
Infomart Corp.	67,400	548,037
Inter Action Corp.	10,600	229,026
Iriso Electronics Co., Ltd.	8,300	313,003
Istyle, Inc. *	74,600	174,499
JMDC, Inc. *	10,600	789,147
Kamakura Shinsho Ltd.	60,200	318,254
Katitas Co., Ltd.	32,600	1,254,757
KH Neochem Co., Ltd.	14,500	400,884
Kitanotatsujin Corp.	107,300	312,127
Locondo, Inc.	21,400	240,735
Megachips Corp.	34,900	1,562,703
Optex Group Co., Ltd.	20,600	294,152
Outsourcing, Inc.	41,600	561,306
Raksul, Inc. *	33,200	1,640,118

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International Smaller Companies Fund

	Shares	Value
Sansan, Inc. *	26,400	$570,885
Sato Holdings Corp.	14,200	271,901
Tsugami Corp.	67,800	1,034,375
Uzabase, Inc. *	10,600	135,070
WealthNavi, Inc. *	23,700	420,607
		14,603,773
SOUTH KOREA — 4.8%
Cafe24 Corp. *	12,114	278,535
Douzone Bizon Co., Ltd. *	18,210	1,116,857
Genexine, Inc. *	2,635	128,847
Koh Young Technology, Inc. *	60,763	1,210,288
		2,734,527
SWEDEN — 13.6%
AddTech AB, B Shares	85,550	2,034,835
Avanza Bank Holding AB	74,458	2,727,350
Bactiguard Holding AB *	9,640	176,025
Cellavision AB	4,620	165,859
HMS Networks AB	19,387	1,197,179
Paradox Interactive AB	20,879	412,441
Storytel AB *	12,158	221,203
VNV Global AB *	44,070	509,923
Xvivo Perfusion AB *	9,030	277,942
		7,722,757
SWITZERLAND — 4.4%
Bossard Holding AG	2,513	903,738
Sensirion Holding AG *	9,620	1,402,880
u-blox Holding AG *	2,594	199,949
		2,506,567
TAIWAN — 8.4%
ASPEED Technology, Inc.	18,000	2,320,989
Chroma ATE, Inc.	135,000	973,573
Global Unichip Corp.	58,000	1,224,969
TCI Co., Ltd.	33,148	249,948
		4,769,479

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International Smaller Companies Fund

	Shares	Value
UNITED KINGDOM — 11.0%
Alpha FX Group PLC	21,992	$650,415
dotdigital group PLC	89,515	239,661
FD Technologies PLC *	21,000	571,333
FDM Group Holdings PLC	33,047	570,394
Games Workshop Group PLC	6,800	916,778
Hotel Chocolat Group PLC *	49,669	339,509
Molten Ventures PLC *	42,999	596,989
Naked Wines PLC *	66,292	584,139
Team17 Group PLC *	57,679	608,957
Victoria PLC *	70,733	1,148,888
		6,227,063
UNITED STATES — 0.7%
Burford Capital Ltd.	40,559	423,268
TOTAL INVESTMENTS — 99.1%
(cost $54,815,649)		$56,358,502
Other assets less liabilities — 0.9%		528,435
NET ASSETS — 100.0%		$56,886,937

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$10,858,758	$45,499,744	$—	$56,358,502
Total	$10,858,758	$45,499,744	$—	$56,358,502

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International Smaller Companies Fund

ASSETS
Investments, at value (cost $54,815,649)	$56,358,502
Cash	1,363,720
Due from Investment Advisor	64,506
Dividends receivable	37,906
Tax reclaims receivable	2,239
Prepaid assets	25,234
Total Assets	57,852,107
LIABILITIES
Advisory fee payable	76,834
Payable for investment purchased	788,686
Administration & Supervisory fee payable	22,520
Trustee fee payable	293
Commitment fee payable	126
Accrued expenses	76,711
Total Liabilities	965,170
NET ASSETS	$56,886,937
COMPOSITION OF NET ASSETS
Paid-in capital	$55,666,888
Total distributable earnings	1,220,049
$56,886,937
NET ASSET VALUE, PER SHARE
Class K ( $41,517,348 / 2,238,059 shares outstanding), unlimited authorized, no par value	$18.55
Institutional Class ( $15,369,589 / 828,749 shares outstanding), unlimited authorized, no par value	$18.55

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2021

For the Year Ended December 31, 2021
Baillie Gifford International Smaller Companies Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $18,982)	$155,594
Interest	81
Total Investment Income	155,675
EXPENSES
Advisory fee (Note B)	148,451
Administration & Supervisory fee — Class K shares (Note B)	33,443
Administration & Supervisory fee — Institutional Class shares (Note B)	10,068
Transfer agency	35,012
Sub-transfer agency — Institutional Class shares	4,257
Fund accounting	109,899
Registration fees	61,349
Professional fees	34,221
Custody	24,410
Legal	6,914
Trustees' fees	605
Commitment fees	237
Miscellaneous	5,481
Total Expenses	474,347
Fees waived/expenses reimbursed	(239,736)
Total Expenses after waiver	234,611
Net Investment Loss	(78,936)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	15,597
Foreign currency transactions	(37,299)
(21,702)
Net change in unrealized appreciation on:
Investments	783,279
Translation of net assets and liabilities denominated in foreign currencies	97
783,376
Net realized and unrealized gain	761,674
NET INCREASE IN NET ASSETS FROM OPERATIONS	$682,738

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2021

Baillie Gifford International Smaller Companies Fund

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(78,936)	$(3,233)
Net realized gain (loss)	(21,702)	99,104
Net change in unrealized appreciation	783,376	516,292
Net increase in net assets from operations	682,738	612,163
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(168,144)	(40,101)
Institutional Class	(60,637)	(40,101)
Total Distributions to Shareholders	(228,781)	(80,202)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	40,085,550	—
Institutional Class	14,302,761	—
Dividends reinvested:
Class K	166,380	40,101
Institutional Class	60,637	40,101
Cost of shares redeemed:
Institutional Class	(53,975)	—
Increase in Net Assets from Transactions in Shares of Beneficial Interest	54,561,353	80,202
Total Increase in Net Assets	55,015,310	612,163
NET ASSETS
Beginning of year	1,871,627	1,259,464
End of year	$56,886,937	$1,871,627

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford International Smaller Companies Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Period December 19, 2018(a) through December 31, 2018
Net asset value, beginning of period	$17.49	$12.30	$9.95	$10.00
From Investment Operations
Net investment income (loss)(b)	(0.06)	(0.03)	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.20	6.00	2.64	(0.06)
Net increase (decrease) in net asset value from investment operations	1.14	5.97	2.65	(0.05)
Dividends and Distributions to Shareholders
From net investment income	(0.01)	—	(0.11)	—
From net realized gain on investments	(0.07)	(0.78)	(0.19)	—
Total Dividends and Distributions	(0.08)	(0.78)	(0.30)	—
Net asset value, end of period	$18.55	$17.49	$12.30	$9.95
Total Return
Total return based on net asset value(c)	6.49%	48.61%	26.58%	(0.50)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$41,517	$936	$630	$497
Ratio of net expenses to average net assets, before waiver	1.84%	17.20%	15.15%	95.80%*
Ratio of net expenses to average net assets, after waiver	0.90%	0.90%	0.90%	0.90%*
Ratio of net investment income (loss) to average net assets	(0.31)%	(0.23)%	0.13%	1.85%*
Portfolio turnover rate(d)	16%	16%	11%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford International Smaller Companies Fund
Selected data for an Institutional Class share outstanding throughout each year

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Period December 19, 2018(a) through December 31, 2018
Net asset value, beginning of period	$17.49	$12.30	$9.95	$10.00
From Investment Operations
Net investment income (loss)(b)	(0.06)	(0.03)	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.20	6.00	2.64	(0.06)
Net increase (decrease) in net asset value from investment operations	1.14	5.97	2.65	(0.05)
Dividends and Distributions to Shareholders
From net investment income	(0.01)	—	(0.11)	—
From net realized gain on investments	(0.07)	(0.78)	(0.19)	—
Total Dividends and Distributions	(0.08)	(0.78)	(0.30)	—
Net asset value, end of period	$18.55	$17.49	$12.30	$9.95
Total Return
Total return based on net asset value(c)	6.48%	48.61%	26.58%	(0.50)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$15,370	$936	$630	$498
Ratio of net expenses to average net assets, before waiver	1.91%	17.20%	15.15%	95.80%*
Ratio of net expenses to average net assets, after waiver	0.97%	0.90%	0.90%	0.90%*
Ratio of net investment income (loss) to average net assets	(0.30)%	(0.23)%	0.13%	1.85%*
Portfolio turnover rate(d)	16%	16%	11%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.
The accompanying notes are an integral part of the financial statements.

Industry Diversification Table (unaudited)

Annual Report December 31, 2021

December 31, 2021

Baillie Gifford Long Term Global Growth Fund

	Value	% of Total Net Assets
Advertising	$30,033,361	2.5%
Apparel	70,633,152	6.0
Auto Manufacturers	75,114,200	6.4
Biotechnology	143,767,195	12.2
Commercial Services	42,753,170	3.6
Diversified Financial Services	18,726,178	1.6
Electrical Components & Equipment	24,861,754	2.1
Food	8,323,147	0.7
Healthcare — Products	30,065,505	2.6
Internet	380,438,878	32.3
Leisure Time	13,835,329	1.2
Pharmaceuticals	34,897,454	3.0
Real Estate	3,856,622	0.3
Retail	21,226,865	1.8
Semiconductors	118,855,803	10.0
Software	144,755,628	12.2
Total Value of Investments	1,162,144,241	98.5
Other assets less liabilities	17,743,721	1.5
Net Assets	$1,179,887,962	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Long Term Global Growth Fund

	Shares	Value
COMMON STOCKS — 98.5%
CANADA — 3.3%
Shopify, Inc., Class A *	28,575	$39,358,919
CHINA — 17.6%
Alibaba Group Holding Ltd. *	1,939,852	28,507,256
BeiGene Ltd. ADR *	63,373	17,169,647
Bilibili, Inc., Class Z *	158,665	7,369,218
Contemporary Amperex Technology Co., Ltd., Class A	269,900	24,861,754
KE Holdings, Inc. ADR *	191,681	3,856,622
Meituan, Class B *	1,613,400	46,655,480
NIO, Inc. ADR *	428,562	13,576,844
Pinduoduo, Inc. ADR *	376,800	21,967,440
Tencent Holdings Ltd.	756,000	44,113,447
		208,077,708
FRANCE — 6.0%
Hermes International	13,776	24,071,842
Kering	58,031	46,561,310
		70,633,152
GERMANY — 2.5%
BioNTech SE ADR *	115,719	29,832,358
INDIA — 1.6%
Housing Development Finance Corp., Ltd.	541,233	18,726,178
NETHERLANDS — 7.2%
Adyen NV *	12,161	31,922,657
ASML Holding NV	66,794	53,503,385
		85,426,042
SAUDI ARABIA — 1.6%
Delivery Hero SE *	166,619	18,443,152
SOUTH KOREA — 1.9%
Coupang, Inc. *	754,786	22,175,613

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Long Term Global Growth Fund

	Shares	Value
UNITED STATES — 56.8%
Affirm Holdings, Inc. *	107,702	$10,830,513
Amazon.com, Inc. *	19,620	65,419,751
Atlassian Corp. PLC, Class A *	106,406	40,571,544
Beyond Meat, Inc. *	127,734	8,323,147
Carvana Co. *	91,578	21,226,865
Cloudflare, Inc., Class A *	264,031	34,720,077
Dexcom, Inc. *	64,992	34,897,454
Illumina, Inc. *	122,287	46,522,866
Intuitive Surgical, Inc. *	83,678	30,065,505
Meta Platforms, Inc., Class A *	91,316	30,714,137
Moderna, Inc. *	197,820	50,242,324
Netflix, Inc. *	72,107	43,440,141
NVIDIA Corp.	222,204	65,352,418
Peloton Interactive, Inc., Class A *	386,894	13,835,329
salesforce.com, Inc. *	68,742	17,469,404
Spotify Technology SA *	83,936	19,643,542
Tesla, Inc. *	58,231	61,537,356
Trade Desk, Inc. (The), Class A *	327,732	30,033,361
Workday, Inc., Class A *	118,603	32,399,968
Zoom Video Communications, Inc., Class A *	66,475	12,225,417
		669,471,119
TOTAL INVESTMENTS — 98.5%
(cost $815,931,952)		$1,162,144,241
Other assets less liabilities — 1.5%		17,743,721
NET ASSETS — 100.0%		$1,179,887,962

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$817,408,562	$344,735,679	$—	$1,162,144,241
Total	$817,408,562	$344,735,679	$—	$1,162,144,241

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Long Term Global Growth Fund

ASSETS
Investments, at value (cost $815,931,952)	$1,162,144,241
Cash	18,057,946
Capital shares sold receivable	7,211,215
Tax reclaims receivable	60,330
Prepaid assets	27,105
Total Assets	1,187,500,837
LIABILITIES
Advisory fee payable	1,379,402
Capital shares purchased payable	5,488,600
Administration & Supervisory fee payable	419,663
Shareholder fee payable	60,915
Trustee fee payable	7,046
Commitment fee payable	3,019
Accrued expenses	254,230
Total Liabilities	7,612,875
NET ASSETS	$1,179,887,962
COMPOSITION OF NET ASSETS
Paid-in capital	$820,323,399
Total distributable earnings	359,564,563
$1,179,887,962
NET ASSET VALUE, PER SHARE
Class 2 ($121,252,196 / 3,236,255 shares outstanding), unlimited authorized, no par value	$37.47
Class 5 ($100,340,162 / 2,065,875 shares outstanding), unlimited authorized, no par value	$48.57
Class K ($432,974,957 / 11,550,754 shares outstanding), unlimited authorized, no par value	$37.48
Institutional Class ($525,320,647 / 14,060,714 shares outstanding), unlimited authorized, no par value	$37.36

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2021

For the Year Ended December 31, 2021
Baillie Gifford Long Term Global Growth Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $178,392)	$1,018,827
Interest	2,259
Total Investment Income	1,021,086
EXPENSES
Advisory fee (Note B)	4,879,136
Shareholder Servicing fees — Class 2 shares (Note B)	219,569
Shareholder Servicing fees — Class 5 shares (Note B)	21,972
Administration & Supervisory fee — Class K shares (Note B)	611,473
Administration & Supervisory fee — Institutional Class shares (Note B)	825,428
Transfer agency	92,383
Sub-transfer agency — Institutional Class shares	503,046
Fund accounting	343,002
Legal	116,801
Custody	95,863
Registration fees	84,645
Professional fees	50,028
Trustees' fees	24,723
Commitment fees	9,104
Miscellaneous	42,113
Total Expenses	7,919,286
Net Investment Loss	(6,898,200)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments	66,832,878
Foreign currency transactions	12,301
66,845,179
Net change in unrealized depreciation on:
Investments	(63,910,097)
Translation of net assets and liabilities denominated in foreign currencies	(16,643)
(63,926,740)
Net realized and unrealized gain	2,918,439
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(3,979,761)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2021

Baillie Gifford Long Term Global Growth Fund

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(6,898,200)	$(2,891,454)
Net realized gain	66,845,179	72,767,512
Net change in unrealized appreciation (depreciation)	(63,926,740)	296,102,012
Net increase (decrease) in net assets from operations	(3,979,761)	365,978,070
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(5,937,177)	(10,181,428)
Class 5	(3,833,233)	(6,648,326)
Class K	(21,200,289)	(17,015,889)
Institutional Class	(26,334,555)	(25,886,267)
Total Distributions to Shareholders	(57,305,254)	(59,731,910)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	32,500	164,000
Class 5	—	109,513,867 *
Class K	252,634,576	52,083,127
Institutional Class	290,000,498 *	223,565,185
Dividends reinvested:
Class 2	5,937,177	10,181,428
Class 5	3,833,233	6,648,326
Class K	21,145,301	17,015,889
Institutional Class	26,299,259	25,886,267
Cost of shares redeemed:
Class 2	(14,000,000)	(12,000,000)
Class 4	—	(113,363,867)*
Class 5	(11,000,000)	(32,000,000)
Class K	(31,354,012)	(83,087,481)
Institutional Class	(114,269,725)*	(38,874,654)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	429,258,807	165,732,087
Total Increase in Net Assets	367,973,792	471,978,247
NET ASSETS
Beginning of year	811,914,170	339,935,923
End of year	$1,179,887,962	$811,914,170

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Long Term Global Growth Fund
Selected data for a Class 2 share outstanding throughout each year

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net asset value, beginning of year	$38.45	$20.68	$15.51	$17.33	$11.25
From Investment Operations
Net investment loss(a)	(0.25)	(0.17)	(0.07)	(0.04)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	1.20	21.17	5.27	(0.22)	6.16
Net increase (decrease) in net asset value from investment operations	0.95	21.00	5.20	(0.26)	6.08
Dividends and Distributions to Shareholders
From net realized gain on investments	(1.93)	(3.23)	(0.03)	(1.56)	—
Total Dividends and Distributions	(1.93)	(3.23)	(0.03)	(1.56)	—
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	—	—	0.00 (b)
Net asset value, end of year	$37.47	$38.45	$20.68	$15.51	$17.33
Total Return
Total return based on net asset value(c)	2.50%	101.77%	33.49%	(1.42)%	54.07%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$121,252	$131,695	$72,023	$54,661	$59,870
Ratio of net expenses to average net assets	0.70%	0.71%	0.76%	0.79%	0.82%
Ratio of net investment loss to average net assets	(0.60)%	(0.58)%	(0.40)%	(0.22)%	(0.50)%
Portfolio turnover rate(d)	16%	40%	5%	16%	13%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Long Term Global Growth Fund
Selected data for a Class 5 share outstanding throughout each period

	For the Year Ended December 31, 2021	For the Period July 14, 2020(a) through December 31, 2020		For the Period January 1, 2019 through April 10, 2019(a)	For the Period April 9, 2018(b) through December 31, 2018
Net asset value, beginning of period	$49.21	$39.89		$19.46	$22.47
From Investment Operations
Net investment income (loss)(c)	(0.24)	(0.11)		(0.02)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	1.53	12.66		4.17	(1.47	)(d)
Net increase (decrease) in net asset value from investment operations	1.29	12.55		4.15	(1.45)
Dividends and Distributions to Shareholders
From net realized gain on investments	(1.93)	(3.23)		—	(1.56)
Total Dividends and Distributions	(1.93)	(3.23)		—	(1.56)
Net asset value, end of period	$48.57	$49.21		$23.61	$19.46
Total Return
Total return based on net asset value(e)	2.65%	31.57	%(f)	21.27%	(6.41)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$100,340	$108,171		$67,815	$58,008
Ratio of net expenses to average net assets, before waiver	0.55%	0.55%		0.61%	0.64	%*
Ratio of net expenses to average net assets, after waiver	0.55%	0.55%		0.61%	0.62	%*
Ratio of net investment income (loss) to average net assets	(0.45)%	(0.54)%		(0.37)%	0.09	%*
Portfolio turnover rate(g)	16%	40%		5%	16%

*  Annualized.

(a)  Recommencement of investment operations. Class had no shareholders from April 10, 2019 to July 13, 2020. All shares of this class were redeemed at $23.61 on April 10, 2019. New shares were issued at $39.89 on July 14, 2020.

(b)  Commencement of investment operations.

(c)  Calculated based upon average shares outstanding during the period.

(d)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Represents total return for the period July 14, 2020 (recommencement of investment operations) through December 31, 2020.

(g)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Long Term Global Growth Fund
Selected data for a Class K share outstanding throughout each period

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) December 31, 2017
Net asset value, beginning of period	$38.47	$20.69	$15.52	$17.34	$13.96
From Investment Operations
Net investment loss(b)	(0.25)	(0.17)	(0.07)	(0.04)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	1.19	21.18	5.27	(0.22)	3.45
Net increase (decrease) in net asset value from investment operations	0.94	21.01	5.20	(0.26)	3.38
Dividends and Distributions to Shareholders
From net realized gain on investments	(1.93)	(3.23)	(0.03)	(1.56)	—
Total Dividends and Distributions	(1.93)	(3.23)	(0.03)	(1.56)	—
Net asset value, end of period	$37.48	$38.47	$20.69	$15.52	$17.34
Total Return
Total return based on net asset value(c)	2.48%	101.76%	33.50%	(1.41)%	24.21%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$432,975	$221,188	$136,096	$75,402	$70,639
Ratio of net expenses to average net assets, before waiver	0.70%	0.71%	0.76%	0.79%	0.80	%*
Ratio of net expenses to average net assets, after waiver	0.70%	0.71%	0.76%	0.77%	0.77	%*
Ratio of net investment loss to average net assets	(0.61)%	(0.57)%	(0.41)%	(0.23)%	(0.61	)%*
Portfolio turnover rate(d)	16%	40%	5%	16%	13%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Long Term Global Growth Fund
Selected data for an Institutional Class share outstanding throughout each period

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period April 28, 2017(a) December 31, 2017
Net asset value, beginning of period	$38.38	$20.66	$15.51	$17.34		$13.96
From Investment Operations
Net investment loss(b)	(0.29)	(0.22)	(0.10)	(0.19)		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	1.20	21.17	5.28	(0.08	)(c)	3.44
Net increase (decrease) in net asset value from investment operations	0.91	20.95	5.18	(0.27)		3.38
Dividends and Distributions to Shareholders
From net realized gain on investments	(1.93)	(3.23)	(0.03)	(1.56)		—
Total Dividends and Distributions	(1.93)	(3.23)	(0.03)	(1.56)		—
Net asset value, end of period	$37.36	$38.38	$20.66	$15.51		$17.34
Total Return
Total return based on net asset value(d)	2.40%	101.61%	33.40%	(1.47)%		24.21%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$525,321	$350,860	$57,009	$356		$6
Ratio of net expenses to average net assets, before waiver	0.80%	0.79%	0.86%	0.88%		0.80	%*
Ratio of net expenses to average net assets, after waiver	0.80%	0.79%	0.86%	0.87%		0.80	%*
Ratio of net investment loss to average net assets	(0.71)%	(0.68)%	(0.53)%	(0.91)%		(0.56	)%*
Portfolio turnover rate(e)	16%	40%	5%	16%		13%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table (unaudited)

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Positive Change Equities Fund

	Value	% of Total Net Assets
Auto Manufacturers	$11,640,432	5.8%
Banks	7,705,128	3.9
Biotechnology	26,934,195	13.5
Building Materials	4,768,017	2.4
Chemicals	18,278,149	9.2
Commercial Services	2,726,624	1.4
Computers	1,693,921	0.8
Diversified Financial Services	6,186,285	3.1
Electric	7,152,804	3.6
Electronics	5,124,634	2.6
Food	1,913,619	1.0
Healthcare — Products	10,538,211	5.3
Healthcare — Services	4,140,623	2.1
Insurance	3,649,534	1.8
Internet	23,602,830	11.9
Leisure Time	1,201,000	0.6
Machinery — Diversified	13,190,386	6.6
Pharmaceuticals	11,333,411	5.7
Semiconductors	31,937,077	16.1
Software	1,616,798	0.8
Telecommunications	1,279,731	0.6
Total Value of Investments	196,613,409	98.8
Other assets less liabilities	2,464,859	1.2
Net Assets	$199,078,268	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Positive Change Equities Fund

	Shares	Value
COMMON STOCKS — 96.2%
ARGENTINA — 4.7%
MercadoLibre, Inc. *	6,943	$9,361,941
BELGIUM — 2.6%
Umicore SA	126,011	5,140,549
BRAZIL — 1.4%
NU Holdings Ltd., Class A *	289,125	2,711,993
CANADA — 3.5%
AbCellera Biologics, Inc. *	69,391	992,291
Shopify, Inc., Class A *	4,269	5,880,078
		6,872,369
CHINA — 1.2%
Alibaba Group Holding Ltd. *	167,500	2,461,510
DENMARK — 8.0%
Chr. Hansen Holding A/S	50,709	3,998,425
Novozymes A/S, B Shares	58,575	4,809,582
Orsted AS	55,852	7,152,804
		15,960,811
INDIA — 3.1%
Housing Development Finance Corp., Ltd.	178,799	6,186,286
INDONESIA — 2.5%
Bank Rakyat Indonesia Persero Tbk PT	17,341,717	4,993,135
JAPAN — 3.0%
M3, Inc.	117,000	5,899,301
KENYA — 0.6%
Safaricom PLC	3,820,800	1,279,731
NETHERLANDS — 9.1%
ASML Holding NV	22,500	18,022,969

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Positive Change Equities Fund

	Shares	Value
SOUTH AFRICA — 1.8%
Discovery Ltd. *	405,066	$3,649,534
SWEDEN — 2.4%
Nibe Industrier AB, B Shares	315,555	4,768,017
TAIWAN — 7.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	629,000	13,914,108
UNITED KINGDOM — 0.8%
FDM Group Holdings PLC	98,141	1,693,921
UNITED STATES — 44.5%
10X Genomics, Inc., Class A *	35,079	5,225,368
ABIOMED, Inc. *	14,792	5,312,843
Alnylam Pharmaceuticals, Inc. *	29,735	5,042,461
Berkeley Lights, Inc. *	40,050	728,109
Beyond Meat, Inc. *	29,368	1,913,619
Coursera, Inc. *	111,564	2,726,624
Deere & Co.	21,459	7,358,076
Dexcom, Inc. *	19,259	10,341,120
Duolingo, Inc. *	15,237	1,616,798
Ecolab, Inc.	18,456	4,329,593
Illumina, Inc. *	22,082	8,400,876
Moderna, Inc. *	50,251	12,762,749
Peloton Interactive, Inc., Class A *	33,585	1,201,000
Teladoc Health, Inc. *	45,095	4,140,623
Tesla, Inc. *	11,015	11,640,432
Xylem, Inc.	48,635	5,832,309
		88,572,600
Total Common Stocks
(cost $170,291,744)		191,488,775

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Positive Change Equities Fund

	Shares	Value
PREFERRED STOCKS — 2.6%
GERMANY — 2.6%
Sartorius AG 0.13% (cost $3,222,741)	7,577	$5,124,634
TOTAL INVESTMENTS — 98.8%
(cost $173,514,485)		$196,613,409
Other assets less liabilities — 1.2%		2,464,859
NET ASSETS — 100.0%		$199,078,268

*  Non-income producing security.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$111,168,437	$80,320,338	$—	$191,488,775
Preferred Stocks **	—	5,124,634	—	5,124,634
Total	$111,168,437	$85,444,972	$—	$196,613,409

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford Positive Change Equities Fund

ASSETS
Investments, at value (cost $173,514,485)	$196,613,409
Cash	5,802,179
Foreign cash, at value (cost $49,967)	49,967
Capital shares sold receivable	332,034
Dividends receivable	79,898
Tax reclaims receivable	46,104
Due from Investment Advisor	14,580
Prepaid assets	26,569
Total Assets	202,964,740
LIABILITIES
Advisory fee payable	165,181
Payable for investment purchased	3,433,349
Capital shares purchased payable	116,237
Administration & Supervisory fee payable	85,093
Trustee fee payable	1,137
Commitment fee payable	487
Accrued expenses	84,988
Total Liabilities	3,886,472
NET ASSETS	$199,078,268
COMPOSITION OF NET ASSETS
Paid-in capital	$175,004,529
Total distributable earnings	24,073,739
$199,078,268
NET ASSET VALUE, PER SHARE
Class K ($111,918,656 / 4,677,102 shares outstanding), unlimited authorized, no par value	$23.93
Institutional Class ($87,159,612 / 3,648,357 shares outstanding), unlimited authorized, no par value	$23.89

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2021

For the Year Ended December 31, 2021
Baillie Gifford Positive Change Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $110,290)	$674,167
Interest	232
Total Investment Income	674,399
EXPENSES
Advisory fee (Note B)	512,236
Administration & Supervisory fee — Class K shares (Note B)	146,311
Administration & Supervisory fee — Institutional Class shares (Note B)	117,568
Transfer agency	52,100
Sub-transfer agency — Institutional Class shares	48,377
Fund accounting	95,971
Registration fees	47,406
Custody	42,402
Professional fees	38,038
Legal	16,413
Trustees' fees	3,670
Commitment fees	1,328
Miscellaneous	9,013
Total Expenses	1,130,833
Fees waived/expenses reimbursed	(73,506)
Total Expenses after waiver	1,057,327
Net Investment Loss	(382,928)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	14,483,897
Foreign currency transactions	(10,909)
14,472,988
Net change in unrealized depreciation on:
Investments	(8,379,304)
Translation of net assets and liabilities denominated in foreign currencies	(2,061)
(8,381,365)
Net realized and unrealized gain	6,091,623
NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,708,695

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2021

Baillie Gifford Positive Change Equities Fund

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(382,928)	$(99,787)
Net realized gain	14,472,988	6,603,452
Net change in unrealized appreciation (depreciation)	(8,381,365)	27,867,351
Net increase in net assets from operations	5,708,695	34,371,016
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(8,594,847)	(2,264,794)
Institutional Class	(7,069,330)	(1,368,157)
Total Distributions to Shareholders	(15,664,177)	(3,632,951)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	54,298,913	29,045,519
Institutional Class	61,117,014	15,232,525
Dividends reinvested:
Class K	6,310,451	1,516,124
Institutional Class	6,617,326	1,350,344
Cost of shares redeemed:
Class K	(4,799,354)	(5,528,256)
Institutional Class	(10,504,977)	(3,001,141)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	113,039,373	38,615,115
Total Increase in Net Assets	103,083,891	69,353,180
NET ASSETS
Beginning of year	95,994,377	26,641,197
End of year	$199,078,268	$95,994,377

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Positive Change Equities Fund
Selected data for a Class K share outstanding throughout each period

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$23.81	$13.13	$10.10	$10.16		$10.00
From Investment Operations
Net investment income (loss)(b)	(0.06)	(0.04)	0.05	(0.02)		(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency	2.25	11.65	3.04	(0.04	)(d)	0.16
Net increase (decrease) in net asset value from investment operations	2.19	11.61	3.09	(0.06)		0.16
Dividends and Distributions to Shareholders
From net investment income	—	—	(0.04)	—		—
From net realized gain on investments	(2.07)	(0.93)	(0.02)	—		—
Total Dividends and Distributions	(2.07)	(0.93)	(0.06)	—		—
Net asset value, end of period	$23.93	$23.81	$13.13	$10.10		$10.16
Total Return
Total return based on net asset value(e)	9.22%	88.43%	30.53%	(0.59)%		1.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$111,919	$59,594	$15,923	$5,036		$508
Ratio of net expenses to average net assets, before waiver	0.70%	1.02%	1.63%	3.21%		53.13	%*
Ratio of net expenses to average net assets, after waiver	0.65%	0.65%	0.65%	0.65%		0.65%
Ratio of net investment income (loss) to average net assets	(0.22)%	(0.19)%	0.44%	(0.14)%		(0.47	)%*
Portfolio turnover rate(f)	28%	40%	7%	7%		0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford Positive Change Equities Fund
Selected data for an Institutional Class share outstanding throughout each period

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$23.79	$13.13	$10.10	$10.16		$10.00
From Investment Operations
Net investment income (loss)(b)	(0.08)	(0.04)	0.05	(0.02)		(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency	2.25	11.63	3.03	(0.04	)(d)	0.16
Net increase (decrease) in net asset value from investment operations	2.17	11.59	3.08	(0.06)		0.16
Dividends and Distributions to Shareholders
From net investment income	—	—	(0.03)	—		—
From net realized gain on investments	(2.07)	(0.93)	(0.02)	—		—
Total Dividends and Distributions	(2.07)	(0.93)	(0.05)	—		—
Net asset value, end of period	$23.89	$23.79	$13.13	$10.10		$10.16
Total Return
Total return based on net asset value(e)	9.15%	88.28%	30.49%	(0.59)%		1.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$87,160	$36,400	$10,718	$7,492		$508
Ratio of net expenses to average net assets, before waiver	0.77%	1.05%	1.63%	3.21%		53.13	%*
Ratio of net expenses to average net assets, after waiver	0.72%	0.68%	0.65%	0.65%		0.80%
Ratio of net investment income (loss) to average net assets	(0.28)%	(0.21)%	0.41%	(0.14)%		(0.47	)%*
Portfolio turnover rate(f)	28%	40%	7%	7%		0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table (unaudited)

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford U.S. Discovery Fund

	Value	% of Total Net Assets
Aerospace/Defense	$20,408	1.3%
Biotechnology	136,898	8.9
Chemicals	63,165	4.1
Commercial Services	60,880	4.0
Computers	97,452	6.4
Diversified Financial Services	20,965	1.4
Electrical Components & Equipment	36,324	2.4
Healthcare — Products	205,870	13.5
Healthcare — Services	14,870	1.0
Home Furnishings	22,860	1.5
Insurance	58,225	3.8
Internet	147,963	9.7
Miscellaneous Manufacturing	47,571	3.1
Pharmaceuticals	35,320	2.3
Real Estate	20,040	1.3
Retail	18,673	1.2
Semiconductors	155,595	10.2
Software	354,655	23.2
Total Value of Investments	1,517,734	99.3
Other assets less liabilities	10,967	0.7
Net Assets	$1,528,701	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford U.S. Discovery Fund

	Shares	Value
COMMON STOCKS — 99.3%
ISRAEL — 1.7%
JFrog Ltd. *	856	$25,423
UNITED STATES — 97.6%
Adaptimmune Therapeutics PLC ADR *	3,178	11,918
AeroVironment, Inc. *	329	20,408
Ambarella, Inc. *	383	77,707
American Well Corp., Class A *	2,462	14,870
Axogen, Inc. *	193	1,808
Axon Enterprise, Inc. *	303	47,571
Bandwidth, Inc., Class A *	287	20,595
Benefitfocus, Inc. *	1,332	14,199
Berkeley Lights, Inc. *	732	13,308
Blackline, Inc. *	401	41,520
Cardlytics, Inc. *	455	30,071
Cargurus, Inc. *	759	25,533
CEVA, Inc. *	339	14,658
Chegg, Inc. *	543	16,670
Codexis, Inc. *	2,020	63,165
CS Disco, Inc. *	504	18,018
CyberArk Software Ltd. *	325	56,316
Denali Therapeutics, Inc. *	309	13,781
Digimarc Corp. *	563	22,227
Everbridge, Inc. *	357	24,037
EverQuote, Inc., Class A *	1,451	22,723
Expensify, Inc., Class A *	722	31,768
Freshpet, Inc. *	196	18,673
Glaukos Corp. *	290	12,888
IPG Photonics Corp. *	171	29,436
iRobot Corp. *	347	22,860
Kaleido Biosciences, Inc. *	1,836	4,388
LendingTree, Inc. *	171	20,965
LiveRamp Holdings, Inc. *	922	44,210
Novanta, Inc. *	206	36,324
Novocure Ltd. *	380	28,530
Pacira BioSciences, Inc. *	587	35,320
Precision BioSciences, Inc. *	1,468	10,863
Q2 Holdings, Inc. *	437	34,715

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford U.S. Discovery Fund

	Shares	Value
Quanterix Corp. *	746	$31,630
Redfin Corp. *	522	20,040
Rubius Therapeutics, Inc. *	733	7,095
Shockwave Medical, Inc. *	286	51,002
Sprout Social, Inc., Class A *	688	62,395
STAAR Surgical Co. *	390	35,607
Stitch Fix, Inc., Class A *	828	15,666
Stratasys Ltd. *	634	15,527
Sutro Biopharma, Inc. *	1,786	26,576
Tabula Rasa HealthCare, Inc. *	753	11,295
Tandem Diabetes Care, Inc. *	295	44,403
TransMedics Group, Inc. *	822	15,750
Trupanion, Inc. *	441	58,225
Upwork, Inc. *	1,444	49,327
Varonis Systems, Inc. *	525	25,610
Veeco Instruments, Inc. *	1,187	33,794
Xencor, Inc. *	828	33,219
Zuora, Inc., Class A *	2,843	53,107
		1,492,311
TOTAL INVESTMENTS — 99.3%
(cost $1,759,742)		$1,517,734
Other assets less liabilities — 0.7%		10,967
NET ASSETS — 100.0%		$1,528,701

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$1,517,734	$—	$—	$1,517,734
Total	$1,517,734	$—	$—	$1,517,734

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford U.S. Discovery Fund

ASSETS
Investments, at value (cost $1,759,742)	$1,517,734
Cash	55,394
Due from Investment Advisor	8,657
Receivable for investments sold	560
Total Assets	1,582,345
LIABILITIES
Advisory fee payable	2,119
Shareholder fee payable	720
Trustee fee payable	10
Commitment fee payable	4
Accrued expenses	50,791
Total Liabilities	53,644
NET ASSETS	$1,528,701
COMPOSITION OF NET ASSETS
Paid-in capital	$1,778,029
Total accumulated loss	(249,328)
$1,528,701
NET ASSET VALUE, PER SHARE
Class K ($1,095,892 / 126,855 shares outstanding), unlimited authorized, no par value	$8.64
Institutional Class ($432,809 / 50,109 shares outstanding), unlimited authorized, no par value	$8.64

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2021

For the Period May 6, 2021* through December 31, 2021
Baillie Gifford U.S. Discovery Fund

INVESTMENT INCOME
Interest	$3
Total Investment Income	3
EXPENSES
Advisory fee (Note B)	4,793
Administration & Supervisory fee — Class K shares (Note B)	1,074
Administration & Supervisory fee — Institutional Class shares (Note B)	556
Transfer agency	21,917
Fund accounting	26,829
Professional fees	20,650
Registration fees	13,405
Custody	1,236
Legal	87
Trustees' fees	25
Commitment fees	10
Miscellaneous	3,998
Total Expenses	94,580
Fees waived/expenses reimbursed	(86,719)
Total Expenses after waiver	7,861
Net Investment Loss	(7,858)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	3,567
3,567
Net change in unrealized depreciation on:
Investments	(242,008)
(242,008)
Net realized and unrealized loss	(238,441)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(246,299)

*  Commencement of investment operations

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2021

Baillie Gifford U.S. Discovery Fund

For the Period May 6, 2021(a) through December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(7,858)
Net realized gain	3,567
Net change in unrealized depreciation	(242,008)
Net decrease in net assets from operations	(246,299)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(2,362)
Institutional Class	(933)
Total Distributions to Shareholders	(3,295)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	1,275,000
Institutional Class	500,000
Dividends reinvested:
Class K	2,362
Institutional Class	933
Increase in Net Assets from Transactions in Shares of Beneficial Interest	1,778,295
Total Increase in Net Assets	1,528,701
NET ASSETS
Beginning of period	—
End of period	$1,528,701

(a)  Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford U.S. Discovery Fund
Selected data for a Class K share outstanding throughout the period:

For the Period May 6, 2021(a) through December 31, 2021
Net asset value, beginning of period	$10.00
From Investment Operations
Net investment loss(b)	(0.05)
Net realized and unrealized loss on investments and foreign currency	(1.29)
Net (decrease) in net asset value from investment operations	(1.34)
Dividends and Distributions to Shareholders
From net realized gain on investments	(0.02)
Total Dividends and Distributions	(0.02)
Net asset value, end of period	$8.64
Total Return
Total return based on net asset value(c)	(13.41)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,096
Ratio of net expenses to average net assets, before waiver	9.87%*
Ratio of net expenses to average net assets, after waiver	0.82%*
Ratio of net investment loss to average net assets	(0.82)%*
Portfolio turnover rate(d)	6%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford U.S. Discovery Fund
Selected data for an Institutional Class share outstanding throughout the period:

For the Period May 6, 2021(a) through December 31, 2021
Net asset value, beginning of period	$10.00
From Investment Operations
Net investment loss(b)	(0.05)
Net realized and unrealized loss on investments and foreign currency	(1.29)
Net (decrease) in net asset value from investment operations	(1.34)
Dividends and Distributions to Shareholders
From net realized gain on investments	(0.02)
Total Dividends and Distributions	(0.02)
Net asset value, end of period	$8.64
Total Return
Total return based on net asset value(c)	(13.41)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$433
Ratio of net expenses to average net assets, before waiver	9.87%*
Ratio of net expenses to average net assets, after waiver	0.82%*
Ratio of net investment loss to average net assets	(0.82)%*
Portfolio turnover rate(d)	6%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table (unaudited)

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford U.S. Equity Growth Fund

	Value	% of Total Net Assets
Advertising	$6,708,873	6.9%
Auto Manufacturers	6,748,017	6.9
Banks	2,830,220	2.9
Biotechnology	11,489,059	11.8
Commercial Services	7,356,169	7.5
Distribution/Wholesale	1,731,791	1.8
Healthcare — Products	5,762,345	5.9
Healthcare — Services	1,832,354	1.9
Insurance	655,189	0.7
Internet	29,325,224	30.1
Leisure Time	546,341	0.6
Real Estate	1,254,086	1.3
Retail	2,268,544	2.3
Semiconductors	2,775,516	2.8
Software	15,476,625	15.9
Total Value of Investments	96,760,353	99.3
Other assets less liabilities	716,508	0.7
Net Assets	$97,476,861	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford U.S. Equity Growth Fund

	Shares	Value
COMMON STOCKS — 99.3%
CANADA — 9.6%
Shopify, Inc., Class A *	6,765	$9,318,043
UNITED STATES — 89.7%
10X Genomics, Inc., Class A *	10,504	1,564,676
ABIOMED, Inc. *	5,310	1,907,193
Affirm Holdings, Inc. *	17,826	1,792,583
Alnylam Pharmaceuticals, Inc. *	7,558	1,281,686
Amazon.com, Inc. *	1,246	4,154,588
Appian Corp. *	15,083	983,562
Carvana Co. *	7,744	1,794,982
Chegg, Inc. *	32,123	986,176
Chewy, Inc., Class A *	26,765	1,578,332
Cloudflare, Inc., Class A *	22,258	2,926,927
CoStar Group, Inc. *	25,385	2,006,177
Coursera, Inc. *	38,383	938,080
Datadog, Inc., Class A *	10,368	1,846,644
Denali Therapeutics, Inc. *	26,145	1,166,067
DoorDash, Inc., Class A *	6,972	1,038,131
Duolingo, Inc. *	4,231	448,951
First Republic Bank	13,705	2,830,220
Ginkgo Bioworks Holdings, Inc. *	98,924	822,058
HashiCorp, Inc., Class A *	5,864	533,859
Illumina, Inc. *	7,452	2,835,039
Lemonade, Inc. *	15,559	655,189
MarketAxess Holdings, Inc.	3,971	1,633,153
Moderna, Inc. *	21,647	5,497,905
Netflix, Inc. *	6,709	4,041,770
Novocure Ltd. *	13,669	1,026,269
NVIDIA Corp.	9,437	2,775,516
Peloton Interactive, Inc., Class A *	15,278	546,341
Penumbra, Inc. *	4,400	1,264,208
Pinterest, Inc., Class A *	22,265	809,333
Recursion Pharmaceuticals, Inc., Class A *	24,560	420,713
Redfin Corp. *	32,667	1,254,086
Rivian Automotive, Inc., Class A *	11,827	1,226,342
Roku, Inc. *	12,202	2,784,496
Sana Biotechnology, Inc. *	18,582	287,649

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford U.S. Equity Growth Fund

	Shares	Value
Snap, Inc., Class A *	39,582	$1,861,541
Snowflake, Inc., Class A *	5,099	1,727,286
Teladoc Health, Inc. *	11,003	1,010,295
Tesla, Inc. *	5,225	5,521,675
Trade Desk, Inc. (The), Class A *	73,209	6,708,873
Twilio, Inc., Class A *	11,608	3,056,851
Vroom, Inc. *	43,889	473,562
Watsco, Inc.	5,535	1,731,791
Wayfair, Inc., Class A *	19,682	3,738,990
Workday, Inc., Class A *	7,587	2,072,617
Zoom Video Communications, Inc., Class A *	10,222	1,879,928
		87,442,310
TOTAL INVESTMENTS — 99.3%
(cost $76,002,664)		$96,760,353
Other assets less liabilities — 0.7%		716,508
NET ASSETS — 100.0%		$97,476,861

*  Non-income producing security.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$96,760,353	$—	$—	$96,760,353
Total	$96,760,353	$—	$—	$96,760,353

**  Refer to Portfolio of Investments for further detail.
The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford U.S. Equity Growth Fund

ASSETS
Investments, at value (cost $76,002,664)	$96,760,353
Cash	947,259
Capital shares sold receivable	29,600
Due from Investment Advisor	9,384
Prepaid assets	23,450
Total Assets	97,770,046
LIABILITIES
Advisory fee payable	114,178
Administration & Supervisory fee payable	58,819
Capital shares purchased payable	58,675
Trustee fee payable	843
Commitment fee payable	362
Accrued expenses	60,308
Total Liabilities	293,185
NET ASSETS	$97,476,861
COMPOSITION OF NET ASSETS
Paid-in capital	$77,097,422
Total distributable earnings	20,379,439
$97,476,861
NET ASSET VALUE, PER SHARE
Class K ($38,673,017 / 1,116,700 shares outstanding), unlimited authorized, no par value	$34.63
Institutional Class ($58,803,844 / 1,702,753 shares outstanding), unlimited authorized, no par value	$34.53

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2021

For the Year Ended December 31, 2021
Baillie Gifford U.S. Equity Growth Fund

INVESTMENT INCOME
Dividends	$96,007
Interest	204
Total Investment Income	96,211
EXPENSES
Advisory fee (Note B)	479,310
Administration & Supervisory fee — Class K shares (Note B)	119,246
Administration & Supervisory fee — Institutional Class shares (Note B)	127,671
Transfer agency	44,732
Sub-transfer agency — Institutional Class shares	73,680
Fund accounting	82,150
Registration fees	60,717
Professional fees	24,466
Legal	15,733
Custody	9,944
Trustees' fees	3,285
Line of Credit Interest	3,048
Commitment fees	1,220
Miscellaneous	9,681
Total Expenses	1,054,883
Fees waived/expenses reimbursed	(37,107)
Total Expenses after waiver	1,017,776
Net Investment Loss	(921,565)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	6,517,195
6,517,195
Net change in unrealized depreciation on:
Investments	(14,946,640)
(14,946,640)
Net realized and unrealized loss	(8,429,445)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(9,351,010)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2021

Baillie Gifford U.S. Equity Growth Fund

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(921,565)	$(267,455)
Net realized gain	6,517,195	6,406,378
Net change in unrealized appreciation (depreciation)	(14,946,640)	33,266,753
Net increase (decrease) in net assets from operations	(9,351,010)	39,405,676
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(3,628,645)	(1,796,813)
Institutional Class	(5,556,811)	(1,331,225)
Total Distributions to Shareholders	(9,185,456)	(3,128,038)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	21,778,411	26,113,885
Institutional Class	106,488,365	29,537,484
Dividends reinvested:
Class K	3,493,770	1,747,331
Institutional Class	5,556,812	1,331,225
Cost of shares redeemed:
Class K	(41,666,785)	(7,048,968)
Institutional Class	(80,445,589)	(4,481,602)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	15,204,984	47,199,355
Total Increase (Decrease) in Net Assets	(3,331,482)	83,476,993
NET ASSETS
Beginning of year	100,808,343	17,331,350
End of year	$97,476,861	$100,808,343

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford U.S. Equity Growth Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$39.85	$18.25	$14.25	$13.39	$11.49
From Investment Operations
Net investment loss(b)	(0.25)	(0.16)	(0.08)	(0.07)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.40)	23.07	4.33	1.22 (c)	1.98
Net increase (decrease) in net asset value from investment operations	(1.65)	22.91	4.25	1.15	1.95
Dividends and Distributions to Shareholders
From net realized gain on investments	(3.57)	(1.31)	(0.25)	(0.29)	(0.05)
Total Dividends and Distributions	(3.57)	(1.31)	(0.25)	(0.29)	(0.05)
Net asset value, end of period	$34.63	$39.85	$18.25	$14.25	$13.39
Total Return
Total return based on net asset value(d)	(4.17)%	125.57%	29.78%	8.60%	17.01%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$38,673	$58,076	$13,867	$10,594	$1,344
Ratio of net expenses to average net assets, before waiver	0.68%	0.97%	1.72%	7.75%	13.11%*
Ratio of net expenses to average net assets, after waiver	0.65%	0.65%	0.65%	0.63%	0.57%*
Ratio of net investment loss to average net assets	(0.58)%	(0.55)%	(0.45)%	(0.46)%	(0.31)%*
Portfolio turnover rate(e)	70%	33%	18%	107%	15%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford U.S. Equity Growth Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$39.78	$18.23	$14.21		$13.39	$11.49
From Investment Operations
Net investment loss(b)	(0.29)	(0.20)	(0.10)		(0.10)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.39)	23.06	4.37		1.21 (c)	1.98
Net increase (decrease) in net asset value from investment operations	(1.68)	22.86	4.27		1.11	1.95
Dividends and Distributions to Shareholders
From net realized gain on investments	(3.57)	(1.31)	(0.25)		(0.29)	(0.05)
Total Dividends and Distributions	(3.57)	(1.31)	(0.25)		(0.29)	(0.05)
Net asset value, end of period	$34.53	$39.78	$18.23		$14.21	$13.39
Total Return
Total return based on net asset value(d)	(4.25)%	125.43%	30.01	%(e)	8.30%	17.01%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$58,804	$42,732	$3,464		$6	$6
Ratio of net expenses to average net assets, before waiver	0.77%	1.06%	1.82%		6.69%	13.11%*
Ratio of net expenses to average net assets, after waiver	0.75%	0.74%	0.75%		0.78%	0.72%*
Ratio of net investment loss to average net assets	(0.68)%	(0.65)%	(0.56)%		(0.53)%	(0.31)%*
Portfolio turnover rate(f)	70%	33%	18%		107%	15%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Excluding reimbursement received from the Manager, total return for the period is 29.72%. See Note D.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

Annual Report December 31, 2021

Note A — Organization and Accounting Policies

Each fund identified in the table below (each, a "Fund", and collectively, the "Funds") is a series of Baillie Gifford Funds (the "Trust"). The Trust includes two series, Baillie Gifford Multi Asset Fund and Baillie Gifford International All Cap Fund, that are not included in this report and two other series, Baillie Gifford Asia Ex Japan Fund and Baillie Gifford Japan Growth Fund, which have not yet commenced operations as of December 31, 2021. The investment objective of each Fund includes achieving capital appreciation. For more detail on specific objectives of each Fund and a description of each share class, please refer to the relevant prospectus. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Massachusetts business trust on June 21, 2000, under the laws of Massachusetts. The Trust operates pursuant to the Second Amended and Restated Agreement and Declaration of Trust dated February 27, 2017, as amended from time to time.

The following table is a summary of classes of the Funds with shares outstanding as of December 31, 2021:

	Baillie Gifford China A Shares Growth Fund*	Baillie Gifford China Equities Fund	Baillie Gifford Developed EAFE All Cap Fund	Baillie Gifford EAFE Plus All Cap Fund	Baillie Gifford Emerging Markets Equities Fund	Baillie Gifford Emerging Markets ex China Fund	Baillie Gifford Global Alpha Equities Fund	Baillie Gifford Global Stewardship Equities Fund	Baillie Gifford Health Innovation Equities Fund	Baillie Gifford International Alpha Fund	Baillie Gifford International Concentrated Growth Equities Fund	Baillie Gifford International Growth Fund	Baillie Gifford International Smaller Companies Fund	Baillie Gifford Long Term Global Growth Fund	Baillie Gifford Positive Change Equities Fund	Baillie Gifford U.S. Discovery Fund	Baillie Gifford U.S. Equity Growth Fund
Class 2	N/A	N/A	X	X	X	N/A	X	N/A	N/A	X	N/A	X	N/A	X	N/A	N/A	N/A
Class 3	N/A	N/A	X	X	X	N/A	X	N/A	N/A	X	N/A	X	N/A	N/A	N/A	N/A	N/A
Class 4	N/A	N/A	X	X	X	N/A	X	N/A	N/A	X	N/A	X	N/A	N/A	N/A	N/A	N/A
Class 5	N/A	N/A	N/A	N/A	X	N/A	N/A	N/A	N/A	X	N/A	X	N/A	X	N/A	N/A	N/A
Class K	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Institutional Class	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

*  Prior to April 30, 2021, the Fund was known as Baillie Gifford China A Shares Fund.

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The financial statements of the Funds have been prepared in conformity with generally accepted accounting principles in the United States of America ("GAAP"). Management is required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments

Investments for which there are readily available market quotations are valued at market value. Equity securities listed on a securities exchange, market or automated quotation system (including equity securities traded over the counter) for which quotations are readily available, are valued at the last quoted trade price on the primary exchange or market (foreign or domestic) on which they are most actively traded on the date of valuation (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the date of valuation at the most recent quoted bid price.

Other securities for which current market quotations are not readily available (or for which quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained, or for any other reason), and all other assets, are valued at their fair value as determined in good faith by Baillie Gifford Overseas Limited (the "Manager"), pursuant to procedures approved by the Board of Trustees of the Trust (the "Board"). The actual calculations may be made by persons acting pursuant to the direction of the Board or by pricing services.

Notes to Financial Statements

Annual Report December 31, 2021

With respect to Baillie Gifford China Equities Fund, the Fund invests in Participatory Notes ("P-Notes"). P-Notes are notes issued by certain counterparties that are designed to offer the holder a return linked to the performance of a particular underlying equity security or market, and used where direct investment in the relevant underlying equity security or market is not possible for regulatory or other reasons. P-Notes are valued by a third party provider based on a price supplied by the counterparty.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, and such events may not be reflected in the computation of a Fund's net asset value.

If events materially affecting the value of the Funds' portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager, pursuant to procedures approved by the Board. The Funds utilize a third party pricing service which for all equity securities, except those traded on Canadian, Latin American or U.S. exchanges, subject to certain minimum confidence levels, applies a fair value adjustment that seeks to reflect changes in such securities' market prices since the close of the market on which the securities are traded. To the extent that securities are valued using this service, the securities will be classified as Level 2 securities in the fair value measurement framework described below.

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 —  unadjusted quoted prices in active markets for identical investments

Level 2 —  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —  significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Funds use unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Funds' Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities' market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Funds use unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund's investments at December 31, 2021 is disclosed at the end of each Fund's Portfolio of Investments.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the applicable rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities and income and expenses are translated at the prevailing rate of exchange on the respective dates

Notes to Financial Statements

Annual Report December 31, 2021

of such transactions. The Funds do not isolate that portion of net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Securities Transactions and Investment Income

The Funds' securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Non-cash income, if any, is included in investment income, with any non-cash income exceeding 5% of a Fund's total income stated separately on the Statement of Operations, and is recorded at the fair value of securities received.

Investment income, expenses (other than those specific to a particular class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

U.S. Federal and Other Taxes

Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and as such will not be subject to U.S. federal income tax on income (including any net realized capital gains) which is distributed in accordance with the provisions of the Code to the Funds' shareholders. Therefore, no U.S. federal income tax provision is required.

Investment income received from investments in foreign jurisdictions may be subject to foreign withholding tax. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

As a result of several court cases in certain countries across the European Union ("EU"), some Funds may file European tax reclaims for previously withheld taxes on dividends earned in the those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. If any such reclaims are received, they are reflected as dividend income in the Statement of Operations and related receivables, if any, are reflected within tax reclaims receivable in the Statements of Assets and Liabilities. If the associated cash is received, the Funds will follow, for tax purposes, IRS guidance in Notice 2016-10 and reduce the current year foreign taxes paid by the amount of the refund. When uncertainty exists as to the ultimate resolution of these proceedings and the likelihood of receipt of these EU reclaims, no amounts are reflected in the financial statements.

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India and potentially other foreign jurisdictions, on gains realized upon the sale of securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains in India may be carried forward to offset future gains. Funds with exposure to Indian securities and potentially other foreign jurisdictions accrue a deferred tax liability for unrealized gains in excess of available loss carryforwards based on existing tax rates and holding periods of the securities. As of December 31, 2021, Baillie Gifford Emerging Markets Equities Fund recorded a receivable for India capital gains tax refunds of $188,100. As of December 31, 2021, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford International Alpha Fund and Baillie Gifford International Growth Fund recorded a deferred tax liability for potential future India capital gains taxes of $28,901,809, $352,270, $1,862,235 and $451,900, respectively.

With respect to Baillie Gifford China A Shares Growth Fund and Baillie Gifford China Equities Fund, while overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from

Notes to Financial Statements

Annual Report December 31, 2021

investments in China A shares purchased through the Stock Connect programs, these Chinese tax rules could be changed, which could result in unexpected tax liabilities for the Fund.

The Funds are subject to tax accounting standards that provide guidance for how certain and uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken, or expected to be taken, in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year. Management has evaluated the application of these standards and has determined no liabilities for income tax related expenses are required in the financial statements of the Funds. The previous three tax year ends and the interim tax period since then, as applicable, remain subject to examination.

At December 31, 2021 for federal income tax purposes, the following Fund had capital loss carryforwards available to offset future capital gains. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short Term Capital Losses No Expiration	Long Term Capital Losses No Expiration	Capital Loss Available Total
Baillie Gifford China Equities Fund	$(15,043)	$—	$(15,043)

During the year ended December 31, 2021, the following Fund utilized capital loss carryforwards:

Fund	Utilized
Baillie Gifford Emerging Markets Equities Fund	$120,206,899

Realized capital losses, currency losses and passive foreign investment company ("PFIC") losses incurred after October 31 ("post-October capital/late year ordinary losses") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. During the year or period ended December 31, 2021, the Funds shown below incurred and will elect to defer net post-October or late year losses as indicated.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Net Ordinary Income	Long Term Capital Gains	Capital Loss Carryforwards	Post October Capital/Late Year Ordinary Losses	Other Temporary Differences	Net Unrealized Appreciation/ Depreciation on Investments, Foreign Currency and Foreign Tax	Distributable Earnings/ Accumulated Deficit
Baillie Gifford China A Shares Growth Fund	$—	$37,205	$—	$—	$—	$679,399	$716,604
Baillie Gifford China Equities Fund	—	—	(15,043)	—	—	(289,334)	(304,377)
Baillie Gifford Developed EAFE All Cap Fund	—	5,465,947	—	(301,863)	110,984	240,992,291	246,267,359
Baillie Gifford EAFE Plus All Cap Fund	230,926	10,818,588	—	—	—	222,739,979	233,789,493
Baillie Gifford Emerging Markets Equities Fund	—	—	—	(28,612,500)	—	1,389,594,198	1,360,981,698
Baillie Gifford Emerging Markets ex China Fund	1,553	—	—	—	—	787	2,340

Notes to Financial Statements

Annual Report December 31, 2021

Fund	Undistributed Net Ordinary Income	Long Term Capital Gains	Capital Loss Carryforwards	Post October Capital/Late Year Ordinary Losses	Other Temporary Differences	Net Unrealized Appreciation/ Depreciation on Investments, Foreign Currency and Foreign Tax	Distributable Earnings/ Accumulated Deficit
Baillie Gifford Global Alpha Equities Fund	$684,133	$29,166,245	$—	$(562,212)	$—	$523,984,803	$553,272,969
Baillie Gifford Global Stewardship Equities Fund	—	148,726	—	(16,167)	—	2,295,089	2,427,648
Baillie Gifford Health Innovation Equities Fund	1,656	—	—	—	—	(25,583)	(23,927)
Baillie Gifford International Alpha Fund	—	—	—	(8,140,904)	1,572,738	1,358,057,607	1,351,489,441
Baillie Gifford International Concentrated Growth Equities Fund	40,510	4,069,715	—	—	—	14,386,516	18,496,741
Baillie Gifford International Growth Fund	1	—	—	(24,301,226)	—	1,940,898,141	1,916,596,916
Baillie Gifford International Smaller Companies Fund	—	—	—	(190,149)	—	1,410,198	1,220,049
Baillie Gifford Long Term Global Growth Fund	—	19,036,622	—	—	—	340,527,941	359,564,563
Baillie Gifford Positive Change Equities Fund	—	3,130,448	—	(44,847)	—	20,988,138	24,073,739
Baillie Gifford U.S. Discovery Fund	—	—	—	(7,320)	—	(242,008)	(249,328)
Baillie Gifford U.S. Equity Growth Fund	—	3,178,985	—	—	—	17,200,454	20,379,439

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the differing book/tax treatment of realized losses on wash sales and mark to market income on securities categorized as PFICs.

For the year ended December 31, 2021, the following reclassifications have been made on the Statements of Assets and Liabilities as a result of certain differences in the computation of net investment income and net realized capital gains under U.S. federal income tax rules and regulations versus GAAP, such as the treatment of foreign currency gains and losses, the redesignation of dividends, redemptions in kind, equalization, organizational costs, and net operating losses.

Fund	Total Distributable Earnings	Paid-in Capital
Baillie Gifford China A Shares Growth Fund	$3,368	$(3,368)
Baillie Gifford China Equities Fund	2,853	(2,853)
Baillie Gifford Developed EAFE All Cap Fund	—	—
Baillie Gifford EAFE Plus All Cap Fund	—	—
Baillie Gifford Emerging Markets Equities Fund	—	—
Baillie Gifford Emerging Markets ex China Fund	—	—
Baillie Gifford Global Alpha Equities Fund	(11,107,609)	11,107,609
Baillie Gifford Global Stewardship Equities Fund	—	—
Baillie Gifford Health Innovation Equities Fund	—	—

Notes to Financial Statements

Annual Report December 31, 2021

Fund	Total Distributable Earnings	Paid-in Capital
Baillie Gifford International Alpha Fund	$(20,646,484)	$20,646,484
Baillie Gifford International Concentrated Growth Equities Fund	(634,746)	634,746
Baillie Gifford International Growth Fund	(50,877,874)	50,877,874
Baillie Gifford International Smaller Companies Fund	4,035	(4,035)
Baillie Gifford Long Term Global Growth Fund	2,388,851	(2,388,851)
Baillie Gifford Positive Change Equities Fund	(271,043)	271,043
Baillie Gifford U.S. Discovery Fund	266	(266)
Baillie Gifford U.S. Equity Growth Fund	41,580	(41,580)

Dividends and Distributions to Shareholders

The Funds intend to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date unless the shareholder elects to receive dividends and distributions in cash. Currently, the Funds' policies are to distribute net investment income and net capital gains on an annual basis. Such distributions are determined in conformity with U.S. federal income tax regulations, which may differ from GAAP.

For the years or periods ended December 31, 2021 and December 31, 2020, the tax characters of the dividends paid were:

Fund	Ordinary Income 2021	Long Term Capital Gains 2021	Return of Capital 2021	Ordinary Income 2020	Long Term Capital Gains 2020	Return of Capital 2020
Baillie Gifford China A Shares Growth Fund	$52,713	$143,105	$—	$14,115	$—	$—
Baillie Gifford China Equities Fund	—	—	—	—	—	—
Baillie Gifford Developed EAFE All Cap Fund	8,308,514	13,101,070	—	5,933,576	—	—
Baillie Gifford EAFE Plus All Cap Fund	9,741,701	43,860,768	—	5,070,822	7,376,237	—
Baillie Gifford Emerging Markets Equities Fund	87,014,813	88,374,708	—	79,639,454	—	—
Baillie Gifford Emerging Markets ex China Fund	—	—	—	—	—	—
Baillie Gifford Global Alpha Equities Fund	25,463,667	177,006,800	—	9,585,960	73,839,639	—
Baillie Gifford Global Stewardship Equities Fund	85,490	464,622	—	2,763	220,827	—
Baillie Gifford Health Innovation Equities Fund	—	—	—	—	—	—
Baillie Gifford International Alpha Fund	43,424,575	244,018,275	—	27,591,429	67,119,816	—
Baillie Gifford International Concentrated Growth Equities Fund	8,817,775	14,787,080	—	5,409,561	49,069,469	—
Baillie Gifford International Growth Fund	87,678,200	443,239,493	—	733,011	418,505,830	—
Baillie Gifford International Smaller Companies Fund	40,765	188,016	—	1,323	78,879	—
Baillie Gifford Long Term Global Growth Fund	—	57,305,254	—	—	59,731,910	—
Baillie Gifford Positive Change Equities Fund	359,178	15,304,999	—	—	3,632,951	—
Baillie Gifford U.S. Discovery Fund	3,295	—	—	—	—	—
Baillie Gifford U.S. Equity Growth Fund	—	9,185,456	—	—	3,128,038	—

Notes to Financial Statements

Annual Report December 31, 2021

For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

The Funds' cost of investments and gross unrealized appreciation (depreciation) at December 31, 2021 for U.S. federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
Baillie Gifford China A Shares Growth Fund	$1,249,562	$800,347	$(120,948)	$679,399
Baillie Gifford China Equities Fund	2,895,287	35,782	(325,116)	(289,334)
Baillie Gifford Developed EAFE All Cap Fund	462,703,503	280,402,871	(39,394,375)	241,008,496
Baillie Gifford EAFE Plus All Cap Fund	377,950,395	260,915,345	(38,177,602)	222,737,743
Baillie Gifford Emerging Markets Equities Fund	4,767,784,011	2,076,962,776	(658,206,793)	1,418,755,983
Baillie Gifford Emerging Markets ex China Fund	978,532	7,816	(7,028)	788
Baillie Gifford Global Alpha Equities Fund	986,381,707	596,191,875	(72,132,873)	524,059,002
Baillie Gifford Global Stewardship Equities Fund	3,883,696	2,647,930	(352,862)	2,295,068
Baillie Gifford Health Innovation Equities Fund	9,814,425	116,555	(142,174)	(25,619)
Baillie Gifford International Alpha Fund	2,480,462,896	1,614,717,540	(254,565,968)	1,360,151,572
Baillie Gifford International Concentrated Growth Equities Fund	98,825,085	25,300,150	(10,912,677)	14,387,473
Baillie Gifford International Growth Fund	1,821,994,784	2,105,194,200	(163,791,107)	1,941,403,093
Baillie Gifford International Smaller Companies Fund	54,948,427	6,523,437	(5,113,362)	1,410,075
Baillie Gifford Long Term Global Growth Fund	821,612,608	425,855,102	(85,323,469)	340,531,633
Baillie Gifford Positive Change Equities Fund	175,624,287	38,783,587	(17,794,465)	20,989,122
Baillie Gifford U.S. Discovery Fund	1,759,742	168,021	(410,029)	(242,008)
Baillie Gifford U.S. Equity Growth Fund	79,559,899	28,617,354	(11,416,900)	17,200,454

Note B — Investment Management and Other Services

The Funds are advised and managed by the Manager. The Manager, an investment adviser registered with the

Securities and Exchange Commission (the "SEC"), is a wholly owned subsidiary of Baillie Gifford & Co.

Under an investment advisory agreement between the Manager and the Trust on behalf of the Funds (the "Advisory Agreement"), each Fund pays the Manager an investment advisory fee, in arrears.

The advisory fee paid by each Fund under the Advisory Agreement is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of that Fund's average daily net assets.

Fund	Average Daily Net Assets of the Fund (billions)	Annual Rate at Each Asset Level
Baillie Gifford China A Shares Growth Fund	$0 - $2 > $2 - $5 Above $5	0.55% 0.51% 0.49%
Baillie Gifford China Equities Fund	$0 - $2 > $2 - $5 Above $5	0.55% 0.51% 0.49%
Baillie Gifford Developed EAFE All Cap Fund	$0 - $2 > $2 - $5 Above $5	0.35% 0.31% 0.29%

Notes to Financial Statements

Annual Report December 31, 2021

Fund	Average Daily Net Assets of the Fund (billions)	Annual Rate at Each Asset Level
Baillie Gifford EAFE Plus All Cap Fund	$0 - $2 > $2 - $5 Above $5	0.35% 0.31% 0.29%
Baillie Gifford Emerging Markets Equities Fund	$0 - $2 > $2 - $5 Above $5	0.55% 0.51% 0.49%
Baillie Gifford Emerging Markets ex China Fund	$0 - $2 > $2 - $5 Above $5	0.55% 0.51% 0.49%
Baillie Gifford Global Alpha Equities Fund	$0 - $2 > $2 - $5 Above $5	0.40% 0.36% 0.34%
Baillie Gifford Global Stewardship Equities Fund	$0 - $2 > $2 - $5 Above $5	0.33% 0.29% 0.27%
Baillie Gifford Health Innovation Equities Fund	$0 - $2 > $2 - $5 Above $5	0.33% 0.29% 0.27%
Baillie Gifford International Alpha Fund	$0 - $2 > $2 - $5 Above $5	0.35% 0.31% 0.29%
Baillie Gifford International Concentrated Growth Equities Fund	$0 - $2 > $2 - $5 Above $5	0.40% 0.36% 0.34%
Baillie Gifford International Growth Fund	$0 - $2 > $2 - $5 Above $5	0.35% 0.31% 0.29%
Baillie Gifford International Smaller Companies Fund	All assets	0.58%
Baillie Gifford Long Term Global Growth Fund	$0 - $2 > $2 - $5 Above $5	0.45% 0.41% 0.39%
Baillie Gifford Positive Change Equities Fund	$0 - $2 > $2 - $5 Above $5	0.33% 0.29% 0.27%
Baillie Gifford U.S. Discovery Fund	All assets	0.50%
Baillie Gifford U.S. Equity Growth Fund	$0 - $2 > $2 - $5 Above $5	0.33% 0.29% 0.27%

Notes to Financial Statements

Annual Report December 31, 2021

The Manager has contractually agreed to waive its fees and/or bear expenses of the following Funds to the extent that such Fund's total annual operating expenses (excluding taxes, sub-accounting expenses and extraordinary expenses) exceed the following amounts:

Fund	Class	Expense Limitation	Expiration Date
Baillie Gifford China A Shares Growth Fund	Class K	0.87%	April 30, 2022
	Institutional Class	0.87%	April 30, 2022
Baillie Gifford China Equities Fund	Class K	0.87%	April 30, 2023
	Institutional Class	0.87%	April 30, 2023
Baillie Gifford Emerging Markets ex China Fund	Class K	0.87%	April 30, 2023
	Institutional Class	0.87%	April 30, 2023
Baillie Gifford Global Stewardship Equities Fund	Class K	0.65%	April 30, 2022
	Institutional Class	0.65%	April 30, 2022
Baillie Gifford Health Innovation Equities Fund	Class K	0.65%	April 30, 2023
	Institutional Class	0.65%	April 30, 2023
Baillie Gifford International Concentrated Growth Equities Fund	Class K	0.72%	April 30, 2022
	Institutional Class	0.72%	April 30, 2022
Baillie Gifford International Smaller Companies Fund	Class K	0.90%	April 30, 2022
	Institutional Class	0.90%	April 30, 2022
Baillie Gifford Positive Change Equities Fund	Class K	0.65%	April 30, 2022
	Institutional Class	0.65%	April 30, 2022
Baillie Gifford U.S. Discovery Fund	Class K	0.82%	April 30, 2022
	Institutional Class	0.82%	April 30, 2022
Baillie Gifford U.S. Equity Growth Fund	Class K	0.65%	April 30, 2022
	Institutional Class	0.65%	April 30, 2022

Waived fees or expenses reimbursed for all Funds are not subject to recoupment. These contractual agreements may only be terminated by the Board.

Baillie Gifford Funds Services LLC, a wholly-owned subsidiary of the Manager, serves as the sole distributor and principal underwriter of the shares of the Funds.

The Funds mentioned in the following table have adopted a Shareholder Servicing Plan providing that the Fund may pay the Manager, or any other entity that acts from time to time as the shareholder servicing agent with respect to a class of Fund shares, for services rendered and expenses borne in connection with the provision of services provided to Fund investors and/or the maintenance of shareholder accounts. For these services, the Funds pay the Manager a fee at the annualized rate of the Funds' average daily net assets attributed to each class of shares. The fee paid by Class 2 shares is 0.17%, Class 3 shares is 0.10%, Class 4 shares is 0.07%, and Class 5 shares is 0.02%. Class K and Institutional Class shares do not pay this fee.

With respect to Class K and Institutional Class shares, the Manager is responsible for providing certain administrative services to Fund shareholders as well as coordinating, overseeing and supporting services provided to Fund shareholders by third parties, including financial intermediaries that hold accounts with the Funds, pursuant to an Administration and Supervisory Agreement between the Manager and the Trust on behalf of each Fund.

Each Fund has adopted an Administration, Supervisory and Sub-Accounting Services Plan with respect to Class K and Institutional Class shares of each Fund, which authorizes each Fund to pay the Manager an Administration and Supervisory Fee quarterly, in arrears, with respect to Class K and Institutional Class shares at an annual rate of 0.17% of such Fund's average net assets.

Institutional Class shares bear expenses in connection with compensating financial intermediaries for sub-transfer agency and other services. Class K shares do not bear such expenses.

The Funds may enter into certain agreements with Financial Intermediaries that require payments for sub- transfer agency services in excess of the Board approved cap on payments and/or reimbursements to Financial Intermediaries. In such instances the Manager will pay, out of its own profits, the difference between the amount due under the agreement with the Financial Intermediary and the cap on such payments and/or reimbursements approved by the Board.

The Bank of New York Mellon serves as the Funds' administrator and custodian. BNY Mellon Investment Servicing (U.S.) Inc. serves as the Trust's transfer agent, registrar and dividend disbursing agent.

Notes to Financial Statements

Annual Report December 31, 2021

Note C — Investment Transactions

Purchases and proceeds from sales of securities (excluding short term securities and in-kind transactions) for the year ended December 31, 2021 were as follows:

Fund	Purchases	Sales
Baillie Gifford China A Shares Growth Fund	$343,822	$335,639
Baillie Gifford China Equities Fund	2,988,890	78,601
Baillie Gifford Developed EAFE All Cap Fund	168,513,914	89,941,458
Baillie Gifford EAFE Plus All Cap Fund	68,796,068	208,625,842
Baillie Gifford Emerging Markets Equities Fund	2,029,080,687	1,243,903,967
Baillie Gifford Emerging Markets ex China Fund	978,163	—
Baillie Gifford Global Alpha Equities Fund	589,783,681	690,621,791
Baillie Gifford Global Stewardship Equities Fund	1,162,360	1,191,652
Baillie Gifford Health Innovation Equities Fund	9,814,426	—
Baillie Gifford International Alpha Fund	662,674,486	878,555,628
Baillie Gifford International Concentrated Growth Equities Fund	124,594,909	67,900,564
Baillie Gifford International Growth Fund	544,030,204	768,086,980
Baillie Gifford International Smaller Companies Fund	57,631,899	3,909,000
Baillie Gifford Long Term Global Growth Fund	538,869,341	171,994,173
Baillie Gifford Positive Change Equities Fund	138,054,456	42,367,133
Baillie Gifford U.S. Discovery Fund	1,828,184	72,008
Baillie Gifford U.S. Equity Growth Fund	104,376,712	98,394,409

Note D — Transactions in Shares of Beneficial Interest

	Baillie Gifford China A Shares Growth Fund
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class K Shares
Shares sold	—	$—	373	$7,058
Shares issued in reinvestment of dividends and distributions	5,756	97,909	—	—
Shares redeemed	—	—	—	—
Net increase (decrease)	5,756	$97,909	373	$7,058
Institutional Class Shares
Shares sold	—	$—	373	$7,057
Shares issued in reinvestment of dividends and distributions	5,756	97,909	—	—
Shares redeemed	—	—	—	—
Net increase (decrease)	5,756	$97,909	373	$7,057
Total Net increase (decrease)	11,512	$195,818	746	$14,115

Notes to Financial Statements

Annual Report December 31, 2021

	Baillie Gifford China Equities Fund
	For the Period Ended December 31, 2021
	Shares	Amount
Class K Shares
Shares sold	105,353	$1,017,000
	Shares	Amount
Shares issued in reinvestment of dividends and distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	105,353	$1,017,000
Institutional Class Shares
Shares sold	217,722	$1,962,735
Shares issued in reinvestment of dividends and distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	217,722	$1,962,735
Total Net increase (decrease)	323,075	$2,979,735

	Baillie Gifford Developed EAFE All Cap Fund
	For the Year Ended December 31, 2021				For the Year Ended December 31, 2020
	Shares		Amount		Shares	Amount
Class 2 Shares
Shares sold	344		$6,000		459	$6,000
Shares issued in reinvestment of dividends and distributions	177,235		3,070,718		130,567	2,184,122
Shares redeemed	(7,496,960	)(a)	(128,955,703	)(a)	(4,340,986)	(65,191,959)
Net increase (decrease)	(7,319,381)		$(125,878,985)		(4,209,960)	$(63,001,837)
Class 3 Shares
Shares sold	6,023,514	(b)	$103,921,278	(b)	—	$—
Shares issued in reinvestment of dividends and distributions	188,554		3,299,115		68,588	1,158,667
Shares redeemed	(6,470,874	)(c)	(111,639,409	)(c)	—	—
Net increase (decrease)	(258,806)		$(4,419,016)		68,588	$1,158,667
Class 4 Shares
Shares sold	6,448,597	(d)	$111,639,409	(d)	—	$—
Shares issued in reinvestment of dividends and distributions	203,257		3,568,899		—	—
Shares redeemed	—		—		—	—
Net increase (decrease)	6,651,854		$115,208,308		—	$—

Notes to Financial Statements

Annual Report December 31, 2021

	Baillie Gifford Developed EAFE All Cap Fund
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class K Shares
Shares sold	6,335,745	$111,763,657	781,546	$9,101,965
Shares issued in reinvestment of dividends and distributions	581,109	10,047,376	141,302	2,359,735
Shares redeemed	(1,805,323)	(31,415,609)	(4,944,572)	(62,538,353)
Net increase (decrease)	5,111,531	$90,395,424	(4,021,724)	$(51,076,653)
Institutional Class Shares
Shares sold	2,143,379	$37,047,091	1,343,178	$17,007,484
Shares issued in reinvestment of dividends and distributions	59,685	1,029,566	6,555	109,348
Shares redeemed	(443,832)	(7,719,308)	(1,318,718)	(17,016,373)
Net increase (decrease)	1,759,232	$30,357,349	31,015	$100,459
Total Net increase (decrease)	5,944,430	$105,663,080	(8,132,081)	$(112,819,364)

(a)  6,083,173 shares and $103,921,278 converted from Class 2 into Class 3.

(b)  6,023,514 shares and $103,921,278 converted into Class 3 from Class 2.

(c)  6,470,874 shares and $111,639,409 converted from Class 3 into Class 4.

(d)  6,448,597 shares and $111,639,409 converted into Class 4 from Class 3.

	Baillie Gifford EAFE Plus All Cap Fund
	For the Year Ended December 31, 2021				For the Year Ended December 31, 2020
	Shares		Amount		Shares	Amount
Class 2 Shares
Shares sold	273		$6,000		51,681	$786,000
Shares issued in reinvestment of dividends and distributions	793,811		15,772,464		270,825	5,732,100
Shares redeemed	(8,024,318	)(a)	(177,343,738	)(a)	(2,582,085)	(45,075,399)
Net increase (decrease)	(7,230,234)		$(161,565,274)		(2,259,579)	$(38,557,299)
Class 3 Shares
Shares sold	4,848,759	(b)	$108,708,698	(b)	6,811,061	$118,434,820
Shares issued in reinvestment of dividends and distributions	953,239		18,905,377		123,158	2,604,536
Shares redeemed	(2,087,262	)(c)	(45,139,893	)(c)	—	—
Net increase (decrease)	3,714,736		$82,474,182		6,934,219	$121,039,356

Notes to Financial Statements

Annual Report December 31, 2021

	Baillie Gifford EAFE Plus All Cap Fund
	For the Year Ended December 31, 2021				For the Year Ended December 31, 2020
	Shares		Amount		Shares	Amount
Class 4 Shares
Shares sold	224,291	(d)	$4,689,893	(d)	—	$—
Shares issued in reinvestment of dividends and distributions	22,194		440,760		—	—
Shares redeemed	—		—		—	—
Net increase (decrease)	246,485		$5,130,653		—	$—
Class K Shares
Shares sold	658,370	(e)	$14,492,662	(e)	4,055,108	$70,360,885
Shares issued in reinvestment of dividends and distributions	744,100		14,725,746		163,628	3,452,561
Shares redeemed	(2,599,010)		(55,928,721)		(1,513,484)	(28,250,000)
Net increase (decrease)	(1,196,540)		$(26,710,313)		2,705,252	$45,563,446
Institutional Class Shares
Shares sold	411,092		$9,054,805		631,289	$11,245,159
Shares issued in reinvestment of dividends and distributions	189,274		3,736,271		30,886	650,466
Shares redeemed	(353,062	)(f)	(7,859,622	)(f)	(172,195)	(3,196,880)
Net increase (decrease)	247,304		$4,931,454		489,980	$8,698,745
Total Net increase (decrease)	(4,218,249)		$(95,739,298)		7,869,872	$136,744,248

(a)  4,846,598 shares and $108,708,699 converted from Class 2 into Class 3

(b)  4,848,759 shares and $108,708,699 converted into Class 3 from Class 2

(c)  204,363 shares and $4,239,893 converted from Class 3 into Class 4

(d)  203,987 shares and $4,239,893 converted into Class 4 from Class 3

(e)  152,082 shares and $3,455,307 converted into Class K from Institutional Class.

(f)  152,552 shares and $3,455,307 converted from Institutional Class into Class K.

	Baillie Gifford Emerging Markets Equities Fund
	For the Year Ended December 31, 2021				For the Year Ended December 31, 2020
	Shares		Amount		Shares		Amount
Class 2 Shares
Shares sold	3,043,916		$90,006,000		433,207		$10,006,000
Shares issued in reinvestment of dividends and distributions	74,348		1,803,685		67,036		1,826,111
Shares redeemed	(5,655,693	)(a)	(160,385,840	)(a)	(736,002)		(13,000,000)
Net increase (decrease)	(2,537,429)		$(68,576,155)		(235,759)		$(1,167,889)
Class 3 Shares
Shares sold	5,602,725	(b)	$160,385,840	(b)	—		$—
Shares issued in reinvestment of dividends and distributions	340,872		8,340,251		79,451		2,184,364
Shares redeemed	(196,231)		(5,000,000)		(9,780,806	)(c)	(218,894,438	)(c)
Net increase (decrease)	5,747,366		$163,726,091		(9,701,355)		$(216,710,074)

Notes to Financial Statements

Annual Report December 31, 2021

	Baillie Gifford Emerging Markets Equities Fund
	For the Year Ended December 31, 2021				For the Year Ended December 31, 2020
	Shares		Amount		Shares	Amount
Class 4 Shares
Shares sold	—		$—		9,649,345 (d)	$218,894,438 (d)
Shares issued in reinvestment of dividends and distributions	289,039		7,173,573		129,657	3,613,950
Shares redeemed	—		—		—	—
Net increase (decrease)	289,039		$7,173,573		9,779,002	$222,508,388
Class 5 Shares
Shares sold	6,114,978		$166,800,000		12,179,541	$232,200,000
Shares issued in reinvestment of dividends and distributions	1,979,376		49,817,720		915,065	25,856,285
Shares redeemed	(7,587,417)		(227,640,000)		(4,209,013)	(112,120,000)
Net increase (decrease)	506,937		$(11,022,280)		8,885,593	$145,936,285
Class K Shares
Shares sold	41,053,308	(e)	$1,143,888,868	(e)	40,913,876	$851,114,264
Shares issued in reinvestment of dividends and distributions	2,584,310		62,411,077		888,988	24,127,144
Shares redeemed	(23,579,566	)(f)	(635,251,719	)(f)	(14,622,141)	(280,870,445)
Net increase (decrease)	20,058,052		$571,048,226		27,180,723	$594,370,963
Institutional Class Shares
Shares sold	18,703,308	(g)	$524,250,455	(g)	23,699,958	$497,607,207
Shares issued in reinvestment of dividends and distributions	1,344,723		32,461,628		541,663	14,702,902
Shares redeemed	(15,312,378	)(h)	(416,430,456	)(h)	(10,401,670)	(214,228,570)
Net increase (decrease)	4,735,653		$140,281,627		13,839,951	$298,081,539
Total Net increase (decrease)	28,799,618		$802,631,082		49,748,155	$1,043,019,212

(a)  5,655,693 shares and $160,385,840 converted from Class 2 into Class 3.

(b)  5,602,725 shares and $160,385,840 converted into Class 3 from Class 2.

(c)  9,780,806 shares and $218,894,438 converted from Class 3 into Class 4.

(d)  9,649,345 shares and $218,894,438 converted into Class 4 from Class 3.

(e)  50,077 shares and $1,296,500 converted into Class K from Institutional Class.

(f)  41 shares and $1,064 converted from Class K into Institutional Class.

(g)  41 shares and $1,064 converted into Institutional Class from Class K.

(h)  50,152 shares and $1,296,500 converted from Institutional Class into Class K.

Notes to Financial Statements

Annual Report December 31, 2021

	Baillie Gifford Emerging Markets ex China Fund
	For the Year Ended December 31, 2021
	Shares	Amount
Class K Shares
Shares sold	50,000	$500,000
Shares issued in reinvestment of dividends and distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	50,000	$500,000
Institutional Class Shares
Shares sold	50,000	$500,000
Shares issued in reinvestment of dividends and distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	50,000	$500,000
Total Net increase (decrease)	100,000	$1,000,000

	Baillie Gifford Global Alpha Equities Fund
	For the Year Ended December 31, 2021				For the Year Ended December 31, 2020
	Shares		Amount		Shares		Amount
Class 2 Shares
Shares sold	7,480,245	(a)	$170,721,384	(a)	1,395,617		$21,406,000
Shares issued in reinvestment of dividends and distributions	1,285,909		25,318,524		663,645		13,975,368
Shares redeemed	(11,097,275)		(258,817,289)		(767,153)		(12,867,763)
Net increase (decrease)	(2,331,121)		$(62,777,381)		1,292,109		$22,513,605
Class 3 Shares
Shares sold	—		$—		—		$—
Shares issued in reinvestment of dividends and distributions	656,990		13,371,461		701,609		15,207,661
Shares redeemed	(8,658,562	)(b)	(201,670,946	)(b)	(21,376,629	)(c)	(440,824,236	)(c)
Net increase (decrease)	(8,001,572)		$(188,299,485)		(20,675,020)		$(425,616,575)
Class 4 Shares
Shares sold	1,210,976		$30,000,000		21,747,419	(d)	$453,824,236	(d)
Shares issued in reinvestment of dividends and distributions	4,105,248		86,057,906		1,651,924		36,754,305
Shares redeemed	(4,090,097)		(100,000,000)		(1,398,930)		(25,000,000)
Net increase (decrease)	1,226,127		$16,057,906		22,000,413		$465,578,541

Notes to Financial Statements

Annual Report December 31, 2021

	Baillie Gifford Global Alpha Equities Fund
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class K Shares
Shares sold	11,893,493	$271,493,367	8,761,839	$162,657,595
Shares issued in reinvestment of dividends and distributions	3,574,655	70,027,474	757,044	15,897,930
Shares redeemed	(1,968,026)	(45,018,740)	(1,779,493)	(36,392,473)
Net increase (decrease)	13,500,122	$296,502,101	7,739,390	$142,163,052
Institutional Class Shares
Shares sold	1,201,553	$27,820,913	1,312,156	$22,514,998
Shares issued in reinvestment of dividends and distributions	340,854	6,687,568	75,658	1,590,334
Shares redeemed	(253,620)	(5,284,272)	(79,590)	(1,613,033)
Net increase (decrease)	1,288,787	$29,224,209	1,308,224	$22,492,299
Total Net increase (decrease)	5,682,343	$90,707,350	11,665,116	$227,130,922

(a)  4,429,348 shares and $100,167,937 converted into Class 2 from Class 3.

(b)  4,302,451 shares and $100,167,937 converted from Class 3 into Class 2.

(c)  21,047,679 shares and $433,824,236 converted from Class 3 into Class 4.

(d)  20,503,932 shares and $433,824,236 converted into Class 4 from Class 3.

	Baillie Gifford Global Stewardship Equities Fund
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class K Shares
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	15,323	275,056	5,710	111,795
Shares redeemed	—	—	—	—
Net increase (decrease)	15,323	$275,056	5,710	$111,795
Institutional Class Shares
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	15,324	275,056	5,709	111,795
Shares redeemed	—	—	—	—
Net increase (decrease)	15,324	$275,056	5,709	$111,795
Total Net increase (decrease)	30,647	$550,112	11,419	$223,590

Notes to Financial Statements

Annual Report December 31, 2021

	Baillie Gifford Health Innovation Equities Fund
	For the Period Ended December 31, 2021
	Shares	Amount
Class K Shares
Shares sold	500,000	$5,000,000
Shares issued in reinvestment of dividends and distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	500,000	$5,000,000
Institutional Class Shares
Shares sold	500,000	$5,000,000
Shares issued in reinvestment of dividends and distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	500,000	$5,000,000
Total Net increase (decrease)	1,000,000	$10,000,000

	Baillie Gifford International Alpha Fund
	For the Year Ended December 31, 2021				For the Year Ended December 31, 2020
	Shares		Amount		Shares		Amount
Class 2 Shares
Shares sold	1,286,623		$21,780,009		7,362,309		$72,006,000
Shares issued in reinvestment of dividends and distributions	1,614,613		24,786,899		490,406		8,221,408
Shares redeemed	(3,139,152	)(a)	(54,578,192	)(a)	(23,786,305	)(b)	(294,390,504	)(b)
Net increase (decrease)	(237,916)		$(8,011,284)		(15,933,590)		$(214,163,096)
Class 3 Shares
Shares sold	9,378,598	(c)	$167,796,050	(c)	23,777,552	(d)	$295,090,505	(d)
Shares issued in reinvestment of dividends and distributions	2,476,668		38,629,582		1,000,902		17,027,749
Shares redeemed	(22,853,592	)(e)	(404,578,419	)(e)	(28,848,451	)(f)	(453,876,207	)(f)
Net increase (decrease)	(10,998,326)		$(198,152,787)		(4,069,997)		$(141,757,953)
Class 4 Shares
Shares sold	12,884,594	(g)	$233,443,729	(g)	24,894,421	(h)	$397,280,701	(h)
Shares issued in reinvestment of dividends and distributions	4,178,776		66,380,677		1,424,466		24,650,239
Shares redeemed	(22,393,336	)(i)	(402,768,420	)(i)	(5,267,481)		(84,000,000)
Net increase (decrease)	(16,926,066)		$(102,944,014)		21,051,406		$337,930,940

Notes to Financial Statements

Annual Report December 31, 2021

	Baillie Gifford International Alpha Fund
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares		Amount
Class 5 Shares
Shares sold	—	$—	933,778		$11,000,000
Shares issued in reinvestment of dividends and distributions	557,199	9,031,928	192,144		3,388,104
Shares redeemed	(1,333,617)	(24,534,404)	—		—
Net increase (decrease)	(776,418)	$(15,502,476)	1,125,922		$14,388,104
Class K Shares
Shares sold	14,849,984	$251,570,911	33,933,960	(j)	$488,403,549	(j)
Shares issued in reinvestment of dividends and distributions	5,425,688	82,904,506	1,317,169		21,998,469
Shares redeemed	(5,504,581)	(94,925,921)	(12,293,910	)(k)	(180,996,529	)(k)
Net increase (decrease)	14,771,091	$239,549,496	22,957,219		$329,405,489
Institutional Class Shares
Shares sold	15,712,386	$272,576,224	41,667,953	(l)	$572,999,510	(l)
Shares issued in reinvestment of dividends and distributions	3,372,421	51,732,944	987,601		16,542,889
Shares redeemed	(13,401,497)	(228,187,591)	(8,421,705	)(m)	(120,707,617	)(m)
Net increase (decrease)	5,683,310	$96,121,577	34,233,849		$468,834,782
Total Net increase (decrease)	79,635,685	$11,060,512	59,364,809		$794,638,266

(a)  1,286,279 shares and $22,778,192 converted from Class 2 into Class 3.

(b)  21,633,450 shares and $262,890,504 converted from Class 2 into Class 3.

(c)  1,267,060 shares and $22,778,192 converted into Class 3 from Class 2. 7,679,274 shares and $137,460,543 converted into Class 3 from Class 4.

(d)  21,327,203 shares and $262,890,504 converted into Class 3 from Class 2.

(e)  12,342,734 shares and $220,102,199 converted from Class 3 into Class 4.

(f)  25,129,907 shares and $394,280,702 converted from Class 3 into Class 4.

(g)  12,132,971 shares and $220,102,199 converted into Class 4 from Class 3.

(h)  24,699,662 shares and $394,280,702 converted into Class 4 from Class 3.

(i)  7,548,837 shares and $137,460,543 converted from Class 4 into Class 3.

(j)  3,152,072 shares and $43,253,757 converted into Class K from Institutional Class.

(k)  29,884 shares and $442,302 converted from Class K into Institutional Class.

(l)  29,783 shares and $442,302 converted into Institutional Class from Class K.

(m)  3,142,905 shares and $43,253,757 converted from Institutional Class into Class K.

	Baillie Gifford International Concentrated Growth Equities Fund
	For the Period Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class K Shares
Shares sold	2,492,265	$32,264,192	2,646,999	$33,989,078
Shares issued in reinvestment of dividends and distributions	1,163,157	11,398,944	3,145,048	38,023,629
Shares redeemed	(1,384,438)	(16,619,698)	(10,365,471)	(178,597,888)
Net increase (decrease)	2,270,984	$27,043,438	(4,573,424)	$(106,585,181)

Notes to Financial Statements

Annual Report December 31, 2021

	Baillie Gifford International Concentrated Growth Equities Fund
	For the Period Ended December 31, 2021				For the Year Ended December 31, 2020
	Shares		Amount		Shares		Amount
Institutional Class Shares
Shares sold	7,992,818		$103,591,639		1,288,248		$21,921,486
Shares issued in reinvestment of dividends and distributions	1,192,576		11,556,064		1,136,294		13,601,434
Shares redeemed	(4,805,157)		(57,388,368)		(1,016,427)		(13,118,779)
Net increase (decrease)	4,380,237		$57,759,335		1,408,115		$22,404,141
Total Net increase (decrease)	6,651,221		$84,802,773		(3,165,309)		$(84,181,040)
	Baillie Gifford International Growth Fund
	For the Period Ended December 31, 2021				For the Year Ended December 31, 2020
	Shares		Amount		Shares		Amount
Class 2 Shares
Shares sold	4,324,682	(a)	$94,862,331	(a)	5,590,575		$81,506,000
Shares issued in reinvestment of dividends and distributions	3,767,026		62,797,066		2,589,071		55,541,011
Shares redeemed	(8,806,245	)(b)	(195,081,174	)(b)	(40,310,173	)(c)	(695,348,173	)(c)
Net increase (decrease)	(714,537)		$(37,421,777)		(32,130,527)		$(558,301,162)
Class 3 Shares
Shares sold	7,058,372	(d)	$152,146,174	(d)	34,452,980	(e)	$592,448,173	(e)
Shares issued in reinvestment of dividends and distributions	4,132,837		69,053,504		2,976,844	(f)	64,060,790	(f)
Shares redeemed	(13,350,707	)(g)	(299,199,945	)(g)	(42,757,002)		(764,520,237)
Net increase (decrease)	(2,159,498)		$(78,000,267)		(5,327,178)		$(108,011,274)
Class 4 Shares
Shares sold	1,662,426		$32,700,771		25,043,754	(h)	$434,310,417	(h)
Shares issued in reinvestment of dividends and distributions	7,206,366		120,474,576		4,238,692		91,315,840
Shares redeemed	(2,606,084)		(53,552,555)		(3,853,216)		(78,000,000)
Net increase (decrease)	6,262,708		$99,622,792		25,429,230		$447,626,257
Class 5 Shares
Shares sold	94,102		$2,000,000		—		$—
Shares issued in reinvestment of dividends and distributions	13,064,393		219,002,340		7,885,948		170,297,829
Shares redeemed	(5,616,791)		(125,000,000)		(11,604,279)		(225,000,000)
Net increase (decrease)	7,541,704		$96,002,340		(3,718,331)		$(54,702,171)

Notes to Financial Statements

Annual Report December 31, 2021

	Baillie Gifford International Growth Fund
	For the Period Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class K Shares
Shares sold	613,671	$12,785,685	5,745,433	$115,840,279
Shares issued in reinvestment of dividends and distributions	542,605	9,023,516	320,740	6,873,455
Shares redeemed	(2,272,662)	(45,641,020)	(12,214)	(229,035)
Net increase (decrease)	(1,116,386)	$(23,831,819)	6,053,959	$122,484,699
Institutional Class Shares
Shares sold	10,979,214	$237,406,612	12,952,871	$230,631,609
Shares issued in reinvestment of dividends and distributions	2,791,793	46,287,943	1,347,216	28,803,483
Shares redeemed	(8,869,161)	(175,527,255)	(1,797,254)	(32,662,300)
Net increase (decrease)	4,901,846	$108,167,300	12,502,833	$226,772,792
Total Net increase (decrease)	14,715,837	$164,538,569	2,809,986	$75,869,141

(a)  4,195,924 shares and $91,856,330 converted into Class 2 from Class 3.

(b)  5,171,930 shares and $114,721,174 converted from Class 2 into Class 3.

(c)  34,160,773 shares and $585,048,173 converted from Class 2 into Class 3.

(d)  5,155,544 shares and $114,721,174 converted into Class 3 from Class 2.

(e)  34,079,090 shares and $585,048,173 converted into Class 3 from Class 2.

(f)  25,065,507 shares and $434,310,417 converted from Class 3 into Class 4.

(g)  4,181,922 shares and $91,856,330 converted from Class 3 into Class 2.

(h)  25,043,754 shares and $434,310,417 converted into Class 4 from Class 3.

	Baillie Gifford International Smaller Companies Fund
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class K Shares
Shares sold	2,175,577	$40,085,550	—	$—
Shares issued in reinvestment of dividends and distributions	8,974	166,380	2,310	40,101
Shares redeemed	—	—	—	—
Net increase (decrease)	2,184,551	$40,251,930	2,310	$40,101
Institutional Class Shares
Shares sold	774,881	$14,302,761	—	$—
Shares issued in reinvestment of dividends and distributions	3,272	60,637	2,311	40,101
Shares redeemed	(2,913)	(53,975)	—	—
Net increase (decrease)	775,240	$14,309,423	2,311	$40,101
Total Net increase (decrease)	2,959,791	$54,561,353	4,621	$80,202

Notes to Financial Statements

Annual Report December 31, 2021

	Baillie Gifford Long Term Global Growth Fund
	For the Period Ended December 31, 2021				For the Year Ended December 31, 2020
	Shares		Amount		Shares	Amount
Class 2 Shares
Shares sold	816		$32,500		6,508	$164,000
Shares issued in reinvestment of dividends and distributions	159,599		5,937,177		268,661	10,181,428
Shares redeemed	(349,440)		(14,000,000)		(333,008)	(12,000,000)
Net increase (decrease)	(189,025)		$(8,030,323)		(57,839)	$(1,654,572)
Class 5 Shares
Shares sold	—		$—		2,745,672 (a)	$109,513,867 (a)
Shares issued in reinvestment of dividends and distributions	79,486		3,833,233		137,077	6,648,326
Shares redeemed	(211,915)		(11,000,000)		(684,445)	(32,000,000)
Net increase (decrease)	(132,429)		$(7,166,767)		2,198,304	$84,162,193
Class K Shares
Shares sold	5,982,410	(b)	$252,634,576	(b)	1,689,135	$52,083,127
Shares issued in reinvestment of dividends and distributions	568,116		21,145,301		448,850	17,015,889
Shares redeemed	(750,143)		(31,354,012)		(2,966,787)	(83,087,481)
Net increase (decrease)	5,800,383		$242,425,865		(828,802)	$(13,988,465)
Institutional Class Shares
Shares sold	7,080,296		$290,000,498		6,896,944	$223,565,185
Shares issued in reinvestment of dividends and distributions	708,875		26,299,259		684,278	25,886,267
Shares redeemed	(2,869,323	)(c)	(114,269,725	)(c)	(1,199,421)	(38,874,654)
Net increase (decrease)	4,919,848		$202,030,032		6,381,801	$210,576,798
Total Net increase (decrease)	10,398,777		$429,258,807		(5,392,510)	$165,732,087

(a)  2,745,672 shares and $109,513,867 converted into Class 5 from Class 4.

(b)  11,840 shares and $448,599 converted into Class K from Institutional Class.

(c)  11,871 shares and $448,599 converted into from Institutional Class into Class K.

	Baillie Gifford Positive Change Equities Fund
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class K Shares
Shares sold	2,097,316	$54,298,913	1,527,722	$29,045,519
Shares issued in reinvestment of dividends and distributions	264,700	6,310,451	63,836	1,516,124
Shares redeemed	(187,837)	(4,799,354)	(301,001)	(5,528,256)
Net increase (decrease)	2,174,179	$55,810,010	1,290,557	$25,033,387

Notes to Financial Statements

Annual Report December 31, 2021

	Baillie Gifford Positive Change Equities Fund
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Institutional Class Shares
Shares sold	2,246,493	$61,117,014	807,287	$15,232,525
Shares issued in reinvestment of dividends and distributions	278,039	6,617,326	56,904	1,350,344
Shares redeemed	(406,206)	(10,504,977)	(150,680)	(3,001,141)
Net increase (decrease)	2,118,326	$57,229,363	713,511	$13,581,728
Total Net increase (decrease)	4,292,505	$113,039,373	2,004,068	$38,615,115

	Baillie Gifford U.S. Discovery Fund
	For the Period Ended December 31, 2021
	Shares	Amount
Class K Shares
Shares sold	126,581	$1,275,000
Shares issued in reinvestment of dividends and distributions	274	2,362
Shares redeemed	—	—
Net increase (decrease)	126,855	$1,277,362
Institutional Class Shares
Shares sold	50,000	$500,000
Shares issued in reinvestment of dividends and distributions	109	933
Shares redeemed	—	—
Net increase (decrease)	50,109	$500,933
Total Net increase (decrease)	176,964	$1,778,295

	Baillie Gifford U.S. Equity Growth Fund
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class K Shares
Shares sold	535,696	$21,778,411	862,472	$26,113,885
Shares issued in reinvestment of dividends and distributions	100,801	3,493,770	43,694	1,747,331
Shares redeemed	(977,315)	(41,666,785)	(208,574)	(7,048,968)
Net increase (decrease)	(340,818)	$(16,394,604)	697,592	$20,812,248

Notes to Financial Statements

Annual Report December 31, 2021

	Baillie Gifford U.S. Equity Growth Fund
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Institutional Class Shares
Shares sold	2,467,221	$106,488,365	991,300	$29,537,484
Shares issued in reinvestment of dividends and distributions	160,787	5,556,812	33,339	1,331,225
Shares redeemed	(1,999,426)	(80,445,589)	(140,455)	(4,481,602)
Net increase (decrease)	628,582	$31,599,588	884,184	$26,387,107
Total Net increase (decrease)	287,764	$15,204,984	1,581,776	$47,199,355

Note E — Beneficial Ownership

Beneficial ownership, either direct or indirect, of more than 25% of the voting securities of a Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2021, the following shareholders beneficially owned 25% or more of a Fund's voting securities:

Fund	Investor	Percentage
Baillie Gifford China A Shares Growth Fund	Baillie Gifford International LLC	100.00%
Baillie Gifford China Equities Fund	Baillie Gifford International LLC	30.95%
Baillie Gifford Developed EAFE All Cap Fund	Verus Investments	33.53%
Baillie Gifford Emerging Markets ex China Fund	Baillie Gifford International LLC	100.00%
Baillie Gifford Global Stewardship Equities Fund	Baillie Gifford International LLC	100.00%
Baillie Gifford Health Innovation Equities Fund	Baillie Gifford International LLC	100.00%
Baillie Gifford International Concentrated Growth Equities Fund	Crestone Asset Management	45.95%
Baillie Gifford International Growth Fund	Teachers' Retirement System of Kentucky	41.26%
Baillie Gifford International Smaller Companies Fund	Landmark Management New York	69.99%
Baillie Gifford U.S. Discovery Fund	Baillie Gifford International LLC	56.63%
Baillie Gifford U.S. Discovery Fund	Bessemer Trust	43.37%

Purchase and redemption activity of these accounts may have a significant effect on the operation of each Fund.

At December 31, 2021, Baillie Gifford International LLC, a wholly owned subsidiary of the Manager, owned 100% of Baillie Gifford China A Shares Growth Fund, Baillie Gifford Emerging Markets ex China Fund, Baillie Gifford Global Stewardship Equities Fund and Baillie Gifford Health Innovation Equities Fund and as a result may be deemed to control such Funds.

Note F — Commitments and Contingencies

Each of the Funds indemnifies the Trust's officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.

The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Notes to Financial Statements

Annual Report December 31, 2021

Note G — Line of Credit

The Trust entered into a committed facility with Bank of New York Mellon on May 1, 2017, renewed April 20, 2021, and expiring April 19, 2022 which allows certain series of the Trust to borrow up to $75 million in total subject to minimum asset coverage requirements set out in the Credit Agreement. Each such series may borrow money under this credit facility for the temporary funding of shareholder redemptions or for other temporary or emergency purposes.

In normal market conditions, borrowings are charged an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the one-month U.S. LIBOR Rate.

Effective April 20, 2021, language was added to the credit agreement to set out alternative rates chargeable on borrowings if certain conditions are met including if LIBOR ceases to be published. In these circumstances the rate chargeable would be calculated based on an alternative such as the Secured Overnight Financing Rate ("SOFR").

The Funds pay a share of a commitment fee on the portion of the facility which is undrawn. Effective April 20, 2021, the commitment fee is 0.25% on undrawn amounts.

The rate payable at December 31, 2021 was 1.35% on any amounts drawn down.

The following borrowings were made against the credit facility during the period:

Fund	Date of Borrowing	Full Repayment Date	Maximum Amount Borrowed	Average Amount Borrowed*	Average Interest Rate
Baillie Gifford EAFE Plus All Cap Fund	12/13/21	12/16/21	$22,050,000	$16,166,667	1.36%
Baillie Gifford Global Alpha Equities Fund	1/4/21	1/6/21	$3,050,000	$3,050,000	1.39%
Baillie Gifford International Concentrated Growth Equities Fund	1/4/2021 5/5/2021 5/10/2021 5/28/2021 10/7/2021 12/28/2021	1/5/2021 5/6/2021 5/13/2021 6/1/2021 10/12/2021 1/4/2022	$4,450,000 $1,850,000 $8,800,000 $3,400,000 $15,700,000 $4,900,000**	$3,975,000	1.39% 1.36% 1.35% 1.34% 1.33% 1.35%
Baillie Gifford U.S. Equity Growth Fund	3/5/2021 3/9/2021 9/7/2021 12/2/2021 12/14/2021 12/23/2021 12/28/2021	3/8/2021 3/10/2021 9/8/2021 12/7/2021 12/16/2021 12/27/2021 12/30/2021	$8,550,000 $4,550,000 $3,150,000 $20,000,000 $3,400,000 $300,000 $2,500,000	$4,505,556	1.35% 1.36% 1.33% 1.35% 1.36% 1.35% 1.35%

*  Average amount borrowed is calculated using days with outstanding borrowings.

**  At December 31, 2021, the Fund had an outstanding loan balance of $4,900,000.

Note H — Principal Risks (unaudited)

The below is a selection of the Funds' principal risks, the Fund's full list of principal risks including more commonly known risks are further described within their respective prospectuses.

Investment Style Risk

The Manager actively makes investment decisions for the Funds through bottom-up stock selection. Accordingly, the Funds will have risk characteristics that differ from their benchmark indices. The Manager's judgments about the attractiveness, relative value, or potential appreciation of a particular stock may prove to be incorrect and cause a Fund to lose money or underperform compared to its benchmark index. There can be no assurance that the Manager's investment decisions will produce the desired results.

Growth Stock Risk

The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news.

Notes to Financial Statements

Annual Report December 31, 2021

Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Long-Term Investment Strategy Risk

The Funds pursue a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause a Fund to lose money or underperform compared to its benchmark index or other mutual funds over extended periods of time, and a Fund may not perform as expected in the long term. An investment in a Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund's portfolio.

Emerging Markets Risk

To the extent the Funds invest in emerging market securities, the Funds may be exposed to greater market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than the risks of investing in developed markets.

Geographic Focus Risk

Certain Funds expect to focus investments in a limited number of countries or geographic regions, and as a result may not offer the same level of diversification of risks as a more broadly global fund because these Funds will be exposed to a smaller geographic area. The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified portfolio.

Non-Diversification Risk

A non-diversified fund may hold a smaller number of portfolio securities, with larger positions in each security it holds, than many other mutual funds. To the extent a

Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund's shares may be more volatile than the values of shares of more diversified funds. Baillie Gifford China A Shares Growth Fund, Baillie Gifford China Equities Fund, Baillie Gifford Emerging Markets ex China Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford Health Innovation Equities Fund, Baillie Gifford Long Term Global Growth Fund, Baillie Gifford Positive Change Equities Fund, Baillie Gifford U.S. Discovery Fund and Baillie Gifford U.S. Equity Growth Fund are all non-diversified Funds.

Market Disruption and Geopolitical Risk

Communicable diseases, including those that result in pandemics or epidemics, may pose significant threats to human health, and such diseases, along with any efforts to contain their spread, may be highly disruptive to both global and local economies and markets, with significant negative impact on individual issuers, sectors, industries, and asset classes. Significant public health crises, including those triggered by the transmission of a communicable disease and efforts to contain it may result in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. All of these disruptive effects were present, for example, in the global pandemic linked to the outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 that was first reported in China in December 2019.

For further information on the risks of investing in each Fund, please refer to each Fund's prospectus.

Note I — Legal Notice (unaudited)

MSCI

The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form

Notes to Financial Statements

Annual Report December 31, 2021

and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information.

Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

FTSE Russell (U.S. Discovery & U.S. Equity Growth)

FTSE Russell is a trading name of certain of the LSE Group companies. Russell® is a trade mark of the relevant LSE Group companies and is used by any other LSE Group company under license. "TMX® " is a trade mark of TSX, Inc. and used by the LSE Group under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company's express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

S&P (U.S. Equity Growth)

The S&P 500 and S&P Global Small Cap ("Index") is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates ("SPDJI"). Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's

Financial Services LLC, a division of S&P Global ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

Note J — Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 (the "Liquidity Rule") under the 1940 Act, the Funds have adopted and implemented a liquidity risk management program (the "Program"). The purpose of the Program is to outline the techniques, tools and arrangements employed for the management of liquidity risk within the Funds, and the terms, contents and frequency of reporting and escalation of any issues to the Board. Liquidity is managed taking into account of the investment strategy, liquidity profile, and redemption policy and history of each Fund, with the objective of maintaining a level of liquidity that is appropriate in light of each Fund's obligations to its shareholders. The Program assesses liquidity risk under both normal and stressed market conditions.

During the reporting period, the Funds maintained a high level of liquidity and, other than the Baillie Gifford International Smaller Companies Fund, primarily held assets that are defined under the Liquidity Rule as "Highly Liquid Investments". As a result, the Funds, other than Baillie Gifford International Smaller Companies Fund, have not adopted a Highly Liquid Investment minimum. Baillie Gifford International Smaller Companies Fund has adopted a Highly Liquid Investment Minimum of 30% and complied with the Highly Liquid Investment minimum throughout the period. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

During the reporting period, there were no liquidity events that materially affected the performance of the Funds or their ability to timely meet redemptions without

Notes to Financial Statements

Annual Report December 31, 2021

dilution to existing shareholders. The Manager, which has been designated by the Board to administer the Program, determined that, during the reporting period, the Program operated adequately and effectively to manage the Funds' liquidity risk. There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risks applicable to the Funds can be found in the Funds' prospectuses.

Note K — Subsequent Events

Events or transactions that occur after the financial statement date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes.

On January 19, 2022, it was announced that in the second quarter of 2022, shareholders of Baillie Gifford Positive Change Equities Fund are expected to be asked to vote on the reorganization of Baillie Gifford Positive Change Equities Fund into a newly organized series of Vanguard Valley Forge Funds, pursuing a substantially similar investment strategy.

There were no other subsequent events identified between December 31, 2021 and the issuance of the Financial Statements.

Report of Independent Registered Public Accounting Firm

Annual Report December 31, 2021

To the Shareholders and Board of Trustees of
Baillie Gifford Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Baillie Gifford Funds comprising the funds listed below (the "Funds") as of December 31, 2021, the related statements of operations and changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights

Baillie Gifford Developed EAFE All Cap Fund, Baillie Gifford EAFE Plus All Cap Fund, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford International Alpha Fund, Baillie Gifford International Growth Fund, and Baillie Gifford Long Term Global Growth Fund

	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, 2020, 2019, 2018, and 2017
Baillie Gifford Global Stewardship Equities Fund, Baillie Gifford International Concentrated Growth Equities Fund, and Baillie Gifford Positive Change Equities Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, 2020, 2019, 2018 and for the period from December 14, 2017 (commencement of operations) through December 31, 2017
Baillie Gifford U.S. Equity Growth Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, 2020, 2019, 2018 and for the period from April 28, 2017 (commencement of operations) through December 31, 2017
Baillie Gifford International Smaller Companies Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, 2020, and 2019, and for the period from December 19, 2018 (commencement of operations) through December 31, 2018
Baillie Gifford China A Shares Growth Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021 and 2020, and for the period December 19, 2019 (commencement of operations) through December 31, 2019
Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund	For the period from December 28, 2021 (commencement of operations) through December 31, 2021

Report of Independent Registered Public Accounting Firm

Annual Report December 31, 2021

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Baillie Gifford China Equities Fund	For the period from July 7, 2021 (commencement of operations) through December 31, 2021
Baillie Gifford U.S. Discovery Fund	For the period from May 6, 2021 (commencement of operations) through December 31, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds' auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio
February 25, 2022

Supplemental Information (unaudited)

Annual Report December 31, 2021

Federal Income Tax Information

The Funds intend to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the year ended December 31, 2021.

For corporate shareholders, the percentage of ordinary income distributions for the year/period ended December 31, 2021 for the corporate dividends-received deduction for each Fund is as follows.

Fund	Qualified Dividend Income	Dividends-received Deductions
Baillie Gifford China A Shares Growth Fund	25.73%	0.00%
Baillie Gifford China Equities Fund	0.00%	0.00%
Baillie Gifford Developed EAFE All Cap Fund	67.30%	0.00%
Baillie Gifford EAFE Plus All Cap Fund	53.99%	0.00%
Baillie Gifford Emerging Markets Equities Fund	100.00%	0.00%
Baillie Gifford Emerging Markets ex China Fund	0.00%	0.00%
Baillie Gifford Global Alpha Equities Fund	48.60%	11.12%
Baillie Gifford Global Stewardship Equities Fund	34.55%	6.57%
Baillie Gifford Health Innovation Equities Fund	0.00%	0.00%
Baillie Gifford International Alpha Fund	100.00%	0.00%
Baillie Gifford International Concentrated Growth Equities Fund	3.97%	0.00%
Baillie Gifford International Growth Fund	26.36%	0.00%
Baillie Gifford International Smaller Companies Fund	0.00%	0.00%
Baillie Gifford Long Term Global Growth Fund	0.00%	0.00%
Baillie Gifford Positive Change Equities Fund	100.00%	34.91%
Baillie Gifford U.S. Discovery Fund	0.00%	0.00%
Baillie Gifford U.S. Equity Growth Fund	0.00%	0.00%

In February 2022, certain U.S. shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of the distributions received in the calendar year 2021.

Foreign Taxes Paid — The following Funds elect under the Code Section 853 to pass through foreign taxes paid to its shareholders. The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended December 31, 2021, are as follows:

Fund	Foreign Taxes Per Share	Foreign Income Per Share
Baillie Gifford China A Shares Growth Fund	—	—
Baillie Gifford China Equities Fund	—	—
Baillie Gifford Developed EAFE All Cap Fund	0.0171	0.1790
Baillie Gifford EAFE Plus All Cap Fund	0.0223	0.2284
Baillie Gifford Emerging Markets Equities Fund	0.0856	0.7020
Baillie Gifford Emerging Markets ex China Fund	—	—
Baillie Gifford Global Alpha Equities Fund	—	—
Baillie Gifford Global Stewardship Equities Fund	—	—
Baillie Gifford Health Innovation Equities Fund	—	—
Baillie Gifford International Alpha Fund	0.0315	0.2768
Baillie Gifford International Concentrated Growth Equities Fund	0.0031	0.1135

Supplemental Information (unaudited)

Annual Report December 31, 2021

Fund	Foreign Taxes Per Share	Foreign Income Per Share
Baillie Gifford International Growth Fund	0.0109	0.2506
Baillie Gifford International Smaller Companies Fund	0.0062	0.0569
Baillie Gifford Long Term Global Growth Fund	—	—
Baillie Gifford Positive Change Equities Fund	—	—
Baillie Gifford U.S. Discovery Fund	—	—
Baillie Gifford U.S. Equity Growth Fund	—	—

Supplemental Information (unaudited)

Annual Report December 31, 2021

Management of the Trust

The following tables set forth the Trustees and officers of the Trust, their principal occupations during the past five years, and certain other information as of December 31, 2021.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served as Trustee(1)	Principal Occupation and Other Directorships Held During Past 5 Years(2)	Number of Funds in Fund Complex overseen by Trustee(3)
Indepedent Trustees
Howard W. Chin 1952	Trustee, Chair of the Nominating and Governance Committee	Since 2015	Retired. Formerly: Managing Director, Investments, Guardian Life Insurance (financial services).	21
Pamela M.J. Cox 1952	Trustee	Since 2017	Retired. Formerly: Senior Associate (nonresident), CSIS (think-tank); Senior Vice President; Vice President East Asia, World Bank Group (international bank & financial services).	21
Robert E. Rigsby 1949	Trustee, Chair of the Audit Oversight Committee	Since 2014	Retired. Formerly: President & COO, Delivery Business at Dominion Energy, Inc. (electric and gas energy company).	21
Donald P. Sullivan Jr. 1954	Trustee	Since 2020	Retired. Formerly: Senior Vice President, Agency Distribution, Guardian Life Insurance (financial services).	21
Interested Trustee
David Salter(4) 1975	Trustee, Chairman of the Board, and President	Since 2016 (Previously Vice President since 2014)	Partner, Baillie Gifford & Co. (investment adviser); CEO & Chair, Baillie Gifford Funds Services LLC (broker-dealer).	21

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation During Past 5 Years(2)
Officers (other than officers who are also Trustees)
Andrew Telfer 1967	Vice President	Since 2008	Managing Partner, Baillie Gifford & Co.
Michael Stirling-Aird 1977	Vice President	Since 2012	Client Service Director, Baillie Gifford Overseas Limited
Julie Paul 1975	Vice President	Since 2012	Manager, North American Funds Operations Department, Baillie Gifford & Co.
Tim Campbell 1975	Vice President	Since 2014	Partner, Baillie Gifford & Co. (investment adviser); Manager, Baillie Gifford International LLC with oversight of marketing performed in North America.
Lindsay Cockburn 1978	Treasurer	Since 2015	Manager, North American Funds Operations Department, Baillie Gifford & Co.

Supplemental Information (unaudited)

Annual Report December 31, 2021

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation During Past 5 Years(2)
Officers (other than officers who are also Trustees)
Gareth Griffiths 1973	Secretary and Chief Legal Officer	Secretary since 2015; Chief Legal Officer since 2017	Senior Legal Counsel for Baillie Gifford & Co.
Graham Laybourn 1966	Vice President	Since 2018	Partner, Baillie Gifford & Co.
Suzanne Quinn 1979	Chief Compliance Officer and AML Compliance Officer	Since 2018	Manager, Compliance Department, Baillie Gifford & Co.
Lesley-Anne Archibald 1988	Vice President	Since 2017	Manager, North American Funds Operations Department, Baillie Gifford & Co.
Kelly Cameron 1989	Vice President	Since 2020	Client Service Director, Baillie Gifford Overseas Limited
Neil Riddell 1988	Chief Risk Officer	Since 2021	Head of Group Business Risk, Baillie Gifford & Co.

The address of each Trustee and officer of the Trust is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN.

(1)  There is no stated term of office for the Trustees and a Trustee may serve until such Trustee reaches the age of 75 years. The Chair of the Board and officers of the Trust, including the President of the Trust, are elected annually by the Board.

(2)  Previous positions during the past five years with Baillie Gifford & Co., the Manager, and Baillie Gifford Group are omitted if not materially different from the positions listed.

(3)  The number of Funds in the Fund complex overseen by the Trustee includes series of the Trust not included in this shareholder report or which have not yet commenced investment operations as of the date hereof.

(4)  David Salter is an "interested person" (as defined in the 1940 Act) of the Trust or the Manager due to his positions with the Manager and his role as an officer of the Trust.

Additional information regarding the Trustees is in each Fund's Statement of Additional Information and is available upon request, without charge, by calling the Manager at 011-44-131-275-2000. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

A description of each Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Manager at 011-44-131-275-2000 or on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent

12-month period ended June 30 is also available without charge upon request by calling the Manager at 011-44-131-275-2000 or by accessing each Fund's Form N-PX on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Each of the Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Form N-PORT. The Funds' Form N-PORT is available on the SEC's website at http://www.sec.gov. The Funds' holdings can also be found at Baillie Gifford Funds' website: http://USmutualfund.bailliegifford.com.

BOARD CONSIDERATIONS REGARDING

NEW FUND ADVISORY AGREEMENT
APPROVAL (unaudited)
BAILLIE GIFFORD CHINA EQUITIES FUND
BAILLIE GIFFORD EMERGING MARKETS EX CHINA FUND
BAILLIE GIFFORD HEALTH INNOVATION EQUITIES FUND

Annual Report December 31, 2021

BAILLIE GIFFORD FUNDS

At a meeting held on June 16-18, 2021, the Board of Trustees (the "Board") of Baillie Gifford Funds (the "Trust"), including those trustees who are not "interested persons" as defined by the Investment Company Act of 1940, as amended (the "Independent Trustees"), approved the investment advisory agreement (the "Advisory Agreement") between the Trust, on behalf of Baillie Gifford China Equities Fund (the "China Fund"), and Baillie Gifford Overseas Limited (the "Manager"). At a meeting held on December 13-15, 2021, the Board, including the Independent Trustees, approved the Advisory Agreement between the Trust, on behalf of Baillie Gifford Emerging Markets ex China Fund (the "EM ex China Fund") and Baillie Gifford Health Innovation Equities Fund (the "Health Fund" and collectively with the China Fund and the EM ex China Fund, the "Funds" and each a "Fund"), and the Manager. As part of each review process, the Independent Trustees met independently of Trust management and of the interested trustee of the Board to consider the approval of the Advisory Agreement. The Independent Trustees were represented by independent legal counsel and advised by their independent legal counsel of their fiduciary duties pertaining to approval of investment advisory agreements and the factors that they should consider in evaluating such agreements. The Independent Trustees reviewed materials received from the Manager and Broadridge, an independent provider of mutual fund data ("Broadridge"). The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement.

The Board concluded that it was in the best interests of each Fund to approve the Advisory Agreement. In reaching this conclusion for the Funds, the Board did not identify any single factor as determinative in its analysis, but rather the Board considered a variety of factors, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

The Board considered the nature, extent and quality of the services expected to be provided by the Manager to the Funds. The Board noted that, pursuant to the Funds' Advisory Agreement, the Manager will provide portfolio management services to the Funds and will receive an advisory fee and, pursuant to a separate Administration, Supervisory and Sub-Accounting Services Plan and Administration and Supervisory Agreement, the Manager will receive an "administration and supervisory fee." The Board considered the background and qualifications of the investment, compliance and administrative personnel who would be involved in the management and oversight of the Funds and reviewed information regarding each Fund's advisory fee and the Class K and Institutional Class administration and supervisory fee, and the estimated expense ratio for each share class of each Fund giving effect to the proposed expense limitation, compared to a peer group of similar funds. The Board considered the proposed investment objective and investment philosophy and process for each Fund and reviewed performance information for other clients of the Manager that followed a similar strategy. The Board noted that the Manager provides advisory services to other funds in the Trust and that the Board also reviewed extensive information during the 2021 annual contract renewal process regarding the Manager and the nature, extent and quality of services provided to other funds in the Trust. In evaluating the advisory fee to be paid by each Fund, and in particular when assessing comparative data, the Board also considered the advisory fee in combination with the Class K and Institutional Class administration and supervisory fee. The Board concluded that the nature, extent and quality of the services provided by the Manager to the Funds, pursuant to the Advisory Agreement, were expected to be satisfactory.

With respect to profitability, the Board considered that, because the Funds were not operational, the Manager did not provide estimated profitability. The Board considered other benefits to be derived by the Manager from its relationship to the Funds, including receipt of the administration and supervisory fee. The Board considered whether there were economies of scale with respect to management of the Funds. The Board considered that the Funds were not yet operational and had no assets and that the proposed advisory fee schedules include breakpoints. The Board considered that the Manager has contractually agreed to waive its fees and/or bear other expenses of Class K and Institutional Class shares of each Fund through April 30, 2023 and that the contractual expense limitation agreement may only be terminated by the Board.

BOARD CONSIDERATIONS REGARDING

NEW FUND ADVISORY AGREEMENT
APPROVAL (unaudited)
BAILLIE GIFFORD CHINA EQUITIES FUND
BAILLIE GIFFORD EMERGING MARKETS EX CHINA FUND
BAILLIE GIFFORD HEALTH INNOVATION EQUITIES FUND

Annual Report December 31, 2021

Baillie Gifford China Equities Fund

The Board reviewed the China Fund's advisory fee (plus the administration and supervisory fee) and estimated net expense ratio for the China Fund's Class K and Institutional Class, and compared them to the management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Broadridge. The peer group information showed that the contractual advisory fee (plus the administration and supervisory fee) for each share class was below the average management fee of both the expense peer group and the expense universe. The Board also reviewed the fee schedules for other clients of the Manager with a similar investment mandate. The Board considered that the advisory fee (plus the Class K and Institutional Class administration and supervisory fee) was on the low end of the spectrum of the expense peer group. On the basis of the information provided, the Board concluded that the advisory fee was reasonable.

Baillie Gifford Emerging Markets ex China Fund

The Board reviewed the EM ex China Fund's advisory fee (plus the administration and supervisory fee) and estimated net expense ratio for the EM ex China Fund's Class K and Institutional Class, and compared them to the management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Broadridge. The peer group information showed that the contractual advisory fee (plus the administration and supervisory fee) for each share class was below the average management fee of both the expense peer group and the expense universe. The Board also reviewed the fee schedules for other clients of the Manager with a similar investment mandate. The Board considered that the advisory fee (plus the Class K and Institutional Class administration and supervisory fee) was on the low end of the spectrum of the expense peer group. On the basis of the information provided, the Board concluded that the advisory fee was reasonable.

Baillie Gifford Health Innovation Equities Fund

The Board reviewed the Health Fund's advisory fee (plus the administration and supervisory fee) and estimated net expense ratio for the Health Fund's Class K and Institutional Class, and compared them to the management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Broadridge. The peer group information showed that the contractual advisory fee (plus the administration and supervisory fee) for each share class was below the average management fee of both the expense peer group and the expense universe. The Board also reviewed the fee schedules for other clients of the Manager with a similar investment mandate. The Board considered that the advisory fee (plus the Class K and Institutional Class administration and supervisory fee) was on the low end of the spectrum of the expense peer group. On the basis of the information provided, the Board concluded that the advisory fee was reasonable.

Based upon all the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Funds were reasonable and fair and that the approval of the Advisory Agreement was in the best interests of each Fund.

Copyright © Baillie Gifford & Co 2015.

BAILLIE GIFFORD FUNDS

Baillie Gifford International All Cap Fund

Annual Report

December 31, 2021

Index

Page Number
01	Management Discussion
04	Fund Expenses
06	Industry Diversification Table
07	Portfolio of Investments
12	Financial Statements
15	Financial Highlights
19	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
Supplemental Information
28	Federal Income Tax Information
29	Management of the Trust

Scenic view of Bostadh Beach and Luskentyre Beach in Summer, Isle of Harris, Scotland Source: © Markus Keller/Shutterstock

This report is intended for shareholders of Baillie Gifford International All Cap Fund (the "Fund") and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Fund.

The statements and views expressed in this report are as of this report's period end and are subject to change at any time. All investments entail risk, including the possible loss of principal.

Management Discussion (unaudited)

Annual Report December 31, 2021

Baillie Gifford International All Cap Fund

Market Conditions and Review of Performance during 2021

What a year 2021 has been. It began with much market optimism but has ended with more uncertainty. The world's media has been gripped with headlines on COVID-19 variants, swings in economic growth and corporate earnings, and the challenges of navigating cyclical factors. More ingrained, and ever more apparent as the year progressed, has been a battle with inflation, supply chain pinch points, and global leaders at logger-heads. Meanwhile for the Fund, we remain removed from this maddening noise and from the market crowds. We are resolutely long-term in our approach to finding world-class companies, and continue to evolve and improve how we invest.

Supply chain bottlenecks including microchip shortages, backed-up container ships, lack of delivery trucks and truck drivers, and over-demand for many consumer goods have become increasingly familiar over the year. These bottlenecks are a persistent challenge for many of the Fund's holdings, and it's something we are constantly challenging ourselves on — how long will these problems last, is there something more material or structural behind them? Meanwhile inflation has been on the rise, both in the absolute sense and in the level of rhetoric. It appears the U.S. Federal Reserve and central banks the world over created far more liquidity than pandemic-plagued economies turned out to need. Rightly so, many might argue. Afterall, there is no blueprint for navigating the once in a generation health crisis we have all endured. The challenge from here on out, though, is what to do next. What are the implications if excess liquidity is out there for too long? Rather than fixating on answering these questions now, we believe it is important to remain open-minded. When we turn to the Fund, most of the holdings are in a strong position with what we believe to be high quality business franchises, resilient balance sheets, high profit margins, and robust cashflows. These are the fundamental qualities that brought the companies into the Fund and we think they will help them navigate whatever challenges the next year brings.

Turning to performance, it has again been an encouraging period in terms of underlying operational performance across the Fund, although it has been tougher on share price returns for some holdings. Luxury and technology companies have done well, especially in Europe. In terms of stock attribution, three of the top performers for the past year have been NIBE, ASML and Sartorius.

NIBE is a Swedish heating technology company that aims to provide world-class solutions in sustainable energy. NIBE's offerings include geothermal heat pumps that allow users to heat their homes using ground source energy. The business has been boosted by continued consumer demand for environmentally friendly products, and we expect penetration of heat pumps in the European and US markets to continue to rise from what is still a low base.

ASML is the world's largest manufacturer of high-end lithography equipment. Results continue to be strong, operating margins continue to rise, and the management continue to be upbeat on the long-term outlook. We remain enthused about the ongoing implications of the advancement of Moore's Law (which holds that, generally, the number of transistors on a microchip doubles about every two years), ASML's strong monopolistic position, and the broader implications of this for technology.

Sartorius is a German Company which makes single-use equipment and products that are used in the manufacturing of biological products, for example antibodies and vaccines. In addition to being exposed to an attractive area of biological drugs, the company is well-positioned to benefit from the structural shift from reusable to single-use bio-manufacturing technology. Its operational performance continues to be strong, order growth continues to be promising, and management have reiterated their confidence in the long-term growth opportunity.

Amongst the negative contributors, some of the internet disruptors and rapid growers in the Fund make an appearance. Many of these saw strong returns in more recent years. During the 12-month period detractors included Zalando, Auto1 and Ubisoft.

Zalando specializes in fashion retail and is the European leader in this space. The company continues to make good operational progress, it has launched recently in new markets, is growing steadily, and is doing well at retaining its lockdown customers. However, there have been mounting concerns as to what the long-term growth of the business will be. We believe Zalando has an enormous potential market with the shift of fashion to online and are encouraged that the company has continued to invest heavily in its logistics infrastructure.

Auto1 is a pan-European used car marketplace. This was purchased for the Fund in early 2021. We believe it is a market maker with potential to disrupt the existing second hand / classifieds franchises and is driving developments in efficiency and trust for both consumers and dealers. Even though there has been strong revenue

01

Management Discussion (unaudited)

Annual Report December 31, 2021

growth, margins have remained subdued and there are some market sentiment concerns around the capital intensity of the business model. We believe with time big growth levers will ultimately come in including scale economies, vertical integration, and the offering of in-house financing.

Ubisoft is a leading games developer. Recently, results have been somewhat lackluster, and there have been further delays to two game releases, which has resulted in reduced guidance. We believe these issues will be short-term in nature and consider the gaming franchise to have strong long-term potential.

Investment strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an approach that focuses on the analysis of individual stocks and de-emphasizes the significance of economic and market cycles. We aim to invest in companies we believe will generate sustainable earnings growth above the market over the long-term. In determining the potential of a company, we analyze industry background, competitive advantages, management capabilities, financial strength, and valuation. From the outset we also consider aspects that may derail the investment case, and we revisit the thesis for the Fund's holdings on a regular basis to ensure that our expectations are being met.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Auto1, Beigene, Burning Rock, Coupang, Farfetch, Games Workshop, IMCD, LONGi Green Energy, Recruit Holdings, Wise, Yatsen, Z holdings

Complete Sales:

Fairfax Financial, Jardine Matheson, Jardine Strategic, Kingspan, Kone, SEEK, Treasury Wine Estates, Tsingtao Brewery, Wood Group

02

Management Discussion (unaudited)

Annual Report December 31, 2021

Fund Performance for periods ended 12/31/21 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Since Inception	Inception Date
Baillie Gifford International All Cap Fund Class 2*	3.34%	14.90%	10.04%	04/09/13
Baillie Gifford International All Cap Fund Class 3	3.41%	14.98%	10.10%	05/01/13
Baillie Gifford International All Cap Fund Class 4**	3.21%	14.91%	10.05%	07/12/21
Baillie Gifford International All Cap Fund Class 5**	3.49%	14.99%	10.09%	07/10/19
MSCI ACWI (ex U.S.) Index	8.29%	10.11%	7.05%	09/24/12

*  Performance for Class 2 shares prior to their date of inception is derived from the historical performance of Class 1 shares (inception date September 24, 2012), and has not been adjusted for the lower shareholder servicing fees applicable to Class 2 shares.

**  Performance for Class 4 and Class 5 shares prior to their dates of inception are derived from the historical performance of Class 2 shares and have not been adjusted for the lower shareholder servicing fees applicable to both Class 4 and Class 5 shares. Prior to the inception of Class 2 (April 9, 2013), Class 4 and Class 5 shares historical performance is derived from Class 1 shares and have not been adjusted for the lower shareholder servicing fees applicable to both Class 4 and Class 5 shares.

The returns are provided for all shares classes that had shares outstanding as of December 31, 2021. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

03

Fund Expenses (unaudited)

Annual Report December 31, 2021

As a shareholder of the Fund you incur two types of costs: (1) transactional costs and (2) ongoing costs, including advisory fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table labeled "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

04

Fund Expenses (unaudited)

Annual Report December 31, 2021

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratios Based on the Period January 1, 2021 to December 31, 2021	Expenses Paid During Period*
Baillie Gifford International All Cap Fund — Class 2
Actual	$1,000	$968.00	0.62%	$3.08
Hypothetical (5% return before expenses)	$1,000	$1,022.08	0.62%	$3.16
Baillie Gifford International All Cap Fund — Class 3
Actual	$1,000	$968.40	0.55%	$2.73
Hypothetical (5% return before expenses)	$1,000	$1,022.43	0.55%	$2.80
Baillie Gifford International All Cap Fund — Class 4(1)
Actual	$1,000	$965.20	0.52%	$2.41
Hypothetical (5% return before expenses)	$1,000	$1,022.58	0.52%	$2.65
Baillie Gifford International All Cap Fund — Class 5
Actual	$1,000	$968.80	0.47%	$2.33
Hypothetical (5% return before expenses)	$1,000	$1,022.84	0.47%	$2.40

*  Unless otherwise indicated, expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the six-month period).

(1)  Commencement of operation July 12, 2021. Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending value for the period, multiplied by 172/365 (to reflect recommencement of operations).

Expenses are calculated using the annualized expense ratio for the Fund, which represents the ongoing expenses as a percentage of net assets for the period ended December 31, 2021. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal year may differ from expense ratios based on the one-year data in the financial highlights.

05

Industry Diversification Table (unaudited)

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International All Cap Fund

	Value	% of Total Net Assets
Apparel	$19,314,427	4.1%
Auto Manufacturers	3,451,374	0.7
Auto Parts & Equipment	4,251,276	0.9
Banks	5,540,135	1.2
Beverages	12,321,310	2.6
Biotechnology	3,788,962	0.8
Building Materials	13,039,395	2.8
Chemicals	11,899,823	2.5
Commercial Services	9,988,232	2.2
Computers	9,108,999	2.0
Cosmetics/Personal Care	8,440,171	1.8
Distribution/Wholesale	6,903,479	1.5
Diversified Financial Services	14,029,077	3.0
Electrical Components & Equipment	5,200,335	1.1
Electronics	38,287,416	8.3
Energy — Alternate Sources	5,206,827	1.1
Engineering & Construction	2,212,025	0.5
Food	5,274,865	1.1
Hand/Machine Tools	8,492,269	1.8
Healthcare — Products	23,475,936	5.0
Home Furnishings	4,903,135	1.1
Insurance	12,804,168	2.8
Internet	92,420,930	19.8
Investment Companies	6,100,584	1.3
Leisure Time	6,444,929	1.4
Machinery — Construction & Mining	7,820,766	1.7
Machinery — Diversified	24,344,809	5.2
Retail	40,100,047	8.6
Semiconductors	32,082,867	6.9
Software	16,552,712	3.5
Telecommunications	3,087,347	0.7
Toys/Games/Hobbies	4,628,245	1.0
Total Value of Investments	461,516,872	99.0
Other assets less liabilities	4,812,086	1.0
Net Assets	$466,328,958	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

06

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International All Cap Fund

	Shares	Value
COMMON STOCKS — 96.3%
ARGENTINA — 1.3%
MercadoLibre, Inc. *	4,459	$6,012,516
AUSTRALIA — 1.3%
Cochlear Ltd.	39,066	6,131,428
BRAZIL — 0.8%
Raia Drogasil SA	890,800	3,878,287
CANADA — 2.3%
Shopify, Inc., Class A *	7,665	10,557,694
CHINA — 10.0%
Alibaba Group Holding Ltd. ADR *	51,396	6,105,331
Baidu, Inc. ADR *	20,016	2,978,181
BeiGene Ltd. ADR *	10,913	2,956,659
Burning Rock Biotech Ltd. ADR *	87,335	832,302
Contemporary Amperex Technology Co., Ltd., Class A	56,455	5,200,335
Li Ning Co., Ltd.	714,500	7,838,096
LONGi Green Energy Technology Co., Ltd., Class A	384,833	5,206,827
Meituan, Class B *	210,500	6,087,132
Ping An Insurance Group Co. of China Ltd., Class H	638,500	4,601,108
Prosus NV *	31,565	2,614,373
Trip.com Group Ltd. ADR *	70,854	1,744,425
Yatsen Holding Ltd. ADR *	255,509	549,344
		46,714,113
FRANCE — 4.7%
Kering	6,222	4,992,236
LVMH Moet Hennessy Louis Vuitton SE	7,720	6,380,070
Remy Cointreau SA	33,009	8,023,474
Ubisoft Entertainment SA *	47,679	2,325,796
		21,721,576
GERMANY — 7.6%
adidas AG	16,892	4,863,973
Auto1 Group SE *	106,585	2,355,696
Bechtle AG	128,008	9,108,999
Nemetschek SE	40,085	5,125,433

The accompanying notes are an integral part of the financial statements.
07

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International All Cap Fund

	Shares	Value
Rational AG	4,794	$4,903,135
Zalando SE *	111,502	8,982,211
		35,339,447
HONG KONG — 3.1%
AIA Group Ltd.	606,400	6,120,303
Techtronic Industries Co., Ltd.	426,000	8,492,269
		14,612,572
INDIA — 5.3%
Asian Paints Ltd.	208,440	9,471,460
Housing Development Finance Corp., Ltd.	258,743	8,952,277
ICICI Lombard General Insurance Co., Ltd.	110,736	2,082,757
MakeMyTrip Ltd. *	54,285	1,504,237
United Spirits Ltd. *	240,967	2,904,462
		24,915,193
JAPAN — 18.8%
Denso Corp.	51,300	4,251,276
Kakaku.com, Inc.	131,400	3,512,753
Kao Corp.	40,400	2,115,923
Keyence Corp.	10,300	6,476,210
Murata Manufacturing Co., Ltd.	84,000	6,700,047
Nidec Corp.	65,100	7,700,966
Olympus Corp.	338,200	7,787,813
Pigeon Corp.	71,900	1,375,984
Recruit Holdings Co., Ltd.	95,500	5,811,721
Shimano, Inc.	24,200	6,444,929
Shiseido Co., Ltd.	88,700	4,948,263
SMC Corp.	11,900	8,042,712
SoftBank Group Corp.	64,400	3,087,347
Sugi Holdings Co., Ltd.	32,700	1,981,214
Suzuki Motor Corp.	89,500	3,451,374
Sysmex Corp.	70,800	9,556,695
Z Holdings Corp.	786,900	4,540,407
		87,785,634
MEXICO — 0.5%
Wal-Mart de Mexico SAB de CV	639,191	2,379,387

The accompanying notes are an integral part of the financial statements.
08

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International All Cap Fund

	Shares	Value
NETHERLANDS — 4.7%
ASML Holding NV	18,752	$15,020,743
IMCD NV	31,237	6,903,479
		21,924,222
NEW ZEALAND — 1.4%
Xero Ltd. *	65,773	6,732,474
PORTUGAL — 1.1%
Jeronimo Martins SGPS SA	230,506	5,274,865
SINGAPORE — 1.2%
United Overseas Bank Ltd.	277,399	5,540,135
SOUTH AFRICA — 1.1%
Naspers Ltd., N Shares	32,571	5,055,383
SOUTH KOREA — 1.7%
Coupang, Inc. *	123,742	3,635,540
NAVER Corp. *	14,079	4,468,976
		8,104,516
SPAIN — 1.2%
Industria de Diseno Textil SA	169,853	5,477,767
SWEDEN — 7.4%
Atlas Copco AB, A Shares	861	59,496
Atlas Copco AB, B Shares	166,264	9,766,392
Epiroc AB, B Shares	252,603	5,341,850
Investor AB, B Shares	243,116	6,100,584
Nibe Industrier AB, B Shares	862,968	13,039,395
		34,307,717
SWITZERLAND — 2.1%
Cie Financiere Richemont SA	63,995	9,563,085
TAIWAN — 3.7%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	141,818	17,062,124
THAILAND — 0.3%
Thai Beverage PCL	2,842,700	1,393,374

The accompanying notes are an integral part of the financial statements.
09

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International All Cap Fund

	Shares	Value
UNITED KINGDOM — 11.1%
ASOS PLC *	47,254	$1,529,299
Auto Trader Group PLC	773,064	7,742,141
Burberry Group PLC	124,711	3,078,148
Farfetch Ltd., Class A *	124,966	4,177,613
Games Workshop Group PLC	34,329	4,628,245
Hargreaves Lansdown PLC	276,271	5,076,801
HomeServe PLC	186,877	2,212,025
Intertek Group PLC	54,747	4,176,510
Johnson Matthey PLC	87,389	2,428,363
Rightmove PLC	846,171	9,130,860
Trainline PLC *	714,487	2,698,192
Weir Group PLC (The)	106,824	2,478,916
Wise PLC, Class A *	230,373	2,369,010
		51,726,123
UNITED STATES — 3.6%
Mettler-Toledo International, Inc. *	6,767	11,485,020
Spotify Technology SA *	23,163	5,420,837
		16,905,857
Total Common Stocks
(cost $258,612,526)		449,115,489
PREFERRED STOCKS — 2.7%
GERMANY — 2.7%
Sartorius AG 0.13% (cost $2,141,859)	18,336	12,401,383
TOTAL INVESTMENTS — 99.0%
(cost $260,754,385)		$461,516,872
Other assets less liabilities — 1.0%		4,812,086
NET ASSETS — 100.0%		$466,328,958

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, Baillie Gifford Overseas Limited retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in the Fund's prospectus for private placement.

The accompanying notes are an integral part of the financial statements.
10

Portfolio of Investments

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International All Cap Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$92,993,879	$356,121,610	$—	$449,115,489
Preferred Stocks **	—	12,401,383	—	12,401,383
Total	$92,993,879	$368,522,993	$—	$461,516,872

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.
11

Statement of Assets and Liabilities

Annual Report December 31, 2021

December 31, 2021
Baillie Gifford International All Cap Fund

ASSETS
Investments, at value (cost $260,754,385)	$461,516,872
Cash	5,974,125
Foreign cash, at value (cost $51,442)	51,917
Tax reclaims receivable	310,782
Dividends receivable	222,614
Total Assets	468,076,310
LIABILITIES
Advisory fee payable	412,428
Deferred India capital gains tax liability (Note A)	1,106,381
Shareholder Servicing fee payable	114,914
Trustee fee payable	2,641
Commitment fee payable	1,132
Accrued expenses	109,856
Total Liabilities	1,747,352
NET ASSETS	$466,328,958
COMPOSITION OF NET ASSETS
Paid-in capital	$270,751,454
Total distributable earnings	195,577,504
$466,328,958
NET ASSET VALUE, PER SHARE
Class 2 ( $112,388,117 / 6,676,477 shares outstanding), unlimited authorized, no par value	$16.83
Class 3 ( $133,795,683 / 7,832,788 shares outstanding), unlimited authorized, no par value	$17.08
Class 4 ( $171,753,116 / 9,968,903 shares outstanding), unlimited authorized, no par value	$17.23
Class 5 ( $48,392,042 / 2,759,937 shares outstanding), unlimited authorized, no par value	$17.53

The accompanying notes are an integral part of the financial statements.
12

Statement of Operations

Annual Report December 31, 2021

For the Year Ended December 31, 2021
Baillie Gifford International All Cap Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $541,236)	$4,691,922
Interest	594
Total Investment Income	4,692,516
EXPENSES
Advisory fee (Note B)	1,864,057
Shareholder Servicing fees — Class 2 shares (Note B)	242,216
Shareholder Servicing fees — Class 3 shares (Note B)	248,199
Shareholder Servicing fees — Class 4 shares (Note B)	61,930
Shareholder Servicing fees — Class 5 shares (Note B)	10,687
Transfer agency	58,902
Fund accounting	183,295
Custody	96,450
Legal	61,501
Professional fees	43,050
Trustees' fees	11,243
Commitment fees	4,189
Miscellaneous	15,928
Total Expenses	2,901,647
Net Investment Income	1,790,869
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments (net of India capital gains tax expense of $311,560)	86,457,472
Foreign currency transactions	(119,799)
86,337,673
Net change in unrealized depreciation on:
Investments (net of deferred India capital gains tax expense of $132,038) (Note A)	(64,523,355)
Translation of net assets and liabilities denominated in foreign currencies	(28,435)
(64,551,790)
Net realized and unrealized gain	21,785,883
NET INCREASE IN NET ASSETS FROM OPERATIONS	$23,576,752

The accompanying notes are an integral part of the financial statements.
13

Statements of Changes in Net Assets

Annual Report December 31, 2021

Baillie Gifford International All Cap Fund

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,790,869	$1,983,118
Net realized gain	86,337,673	25,971,756
Net change in unrealized appreciation (depreciation)	(64,551,790)	123,300,902
Net increase in net assets from operations	23,576,752	151,255,776
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(21,958,684)	(7,087,594)
Class 3	(25,864,981)	(12,911,540)
Class 4	(33,178,532)	—
Class 5	(9,222,007)	(2,339,465)
Total Distributions to Shareholders	(90,224,204)	(22,338,599)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	10,000,967	7,000,000
Class 3	6,001,749	103,690,220 *
Class 4	207,931,390 *	—
Class 5	—	—
Dividends reinvested:
Class 2	21,958,684	7,087,595
Class 3	25,864,981	12,911,540
Class 4	33,178,532	—
Class 5	9,222,325	2,339,464
Cost of shares redeemed:
Class 2	(89,047,447)	(134,690,220)*
Class 3	(222,931,390)*	(15,000,000)
Class 4	(30,000,000)	—
Class 5	(13,700,000)	—
Decrease in Net Assets from Transactions in Shares of Beneficial Interest	(41,520,209)	(16,661,401)
Total Increase (Decrease) in Net Assets	(108,167,661)	112,255,776
NET ASSETS
Beginning of year	574,496,619	462,240,843
End of year	$466,328,958	$574,496,619

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.
14

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford International All Cap Fund
Selected data for a Class 2 share outstanding throughout each year

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net asset value, beginning of year	$20.27	$15.82	$12.26		$14.85	$11.44
From Investment Operations
Net investment income(a)	0.05	0.06	0.27		0.15	0.14
Net realized and unrealized gain (loss) on investments and foreign currency	0.60	5.20	3.73		(2.61)	3.46
Net increase (decrease) in net asset value from investment operations	0.65	5.26	4.00		(2.46)	3.60
Dividends and Distributions to Shareholders
From net investment income	(0.19)	(0.18)	(0.44)		(0.13)	(0.19)
From net realized gain on investments	(3.90)	(0.63)	—		—	—
Total Dividends and Distributions	(4.09)	(0.81)	(0.44)		(0.13)	(0.19)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	—		—	0.00 (b)
Net asset value, end of year	$16.83	$20.27	$15.82		$12.26	$14.85
Total Return
Total return based on net asset value(c)	3.34%	33.31%	32.65%		(16.63)%	31.45%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$112,388	$183,037	$258,860		$242,317	$324,764
Ratio of net expenses to average net assets	0.61%	0.62%	0.65%		0.64%	0.65%
Ratio of net investment income to average net assets	0.26%	0.34%	1.92	%(d)	1.02%	1.03%
Portfolio turnover rate(e)	14%	12%	13%		15%	12%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treating as income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.
15

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford International All Cap Fund
Selected data for a Class 3 share outstanding throughout each year

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net asset value, beginning of year	$20.50	$15.99	$12.39		$15.01	$11.56
From Investment Operations
Net investment income(a)	0.09	0.07	0.30		0.16	0.15
Net realized and unrealized gain (loss) on investments and foreign currency	0.59	5.27	3.75		(2.64)	3.50
Net increase (decrease) in net asset value from investment operations	0.68	5.34	4.05		(2.48)	3.65
Dividends and Distributions to Shareholders
From net investment income	(0.20)	(0.20)	(0.45)		(0.14)	(0.20)
From net realized gain on investments	(3.90)	(0.63)	—		—	—
Total Dividends and Distributions	(4.10)	(0.83)	(0.45)		(0.14)	(0.20)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	—		—	0.00 (b)
Net asset value, end of year	$17.08	$20.50	$15.99		$12.39	$15.01
Total Return
Total return based on net asset value(c)	3.41%	33.40%	32.74%		(16.57)%	31.54%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$133,796	$331,138	$158,198		$119,176	$142,844
Ratio of net expenses to average net assets	0.54%	0.55%	0.58%		0.57%	0.58%
Ratio of net investment income to average net assets	0.41%	0.44%	2.04	%(d)	1.09%	1.13%
Portfolio turnover rate(e)	14%	12%	13%		15%	12%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to one-off taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.
16

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford International All Cap Fund
Selected data for a Class 4 share outstanding throughout each year

	For the Period July 12, 2021(a) through December 31, 2021		For the Period April 10, 2019(a) through July 9, 2019 (unaudited)		For the Period April 3, 2017(b) through December 31, 2017
Net asset value, beginning of period	$22.15		$14.52		$12.86
From Investment Operations
Net investment income(c)	0.02		0.06		0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(0.81	)(d)	0.40		2.40
Net increase (decrease) in net asset value from investment operations	(0.79)		0.46		2.51
Dividends and Distributions to Shareholders
From net investment income	(0.23)		—		(0.20)
From net realized gain on investments	(3.90)		—		—
Total Dividends and Distributions	(4.13)		—		(0.20)
Net asset value, end of period	$17.23		$14.98		$15.17
Total Return
Total return based on net asset value(e)	(3.48)%		3.18%		19.56%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$171,753		$40,721		$40,746
Ratio of net expenses to average net assets	0.52%		0.55	%*	0.54%*
Ratio of net investment income to average net assets	0.21%		1.53	%*	0.99%*
Portfolio turnover rate(f)	14%		13%		12%

*  Annualized.

(a)  Recommencement of investment operations. Class had no shareholders from January 10, 2018 to April 9, 2019 and from June 10, 2019 to July 11, 2021. All shares of this class were redeemed on January 10, 2018 at $15.56. New shares were issued at $14.52 on April 10, 2019. All shares of this class were redeemed on July 9, 2019 at $14.98. New shares were issued at $22.15 on July 12, 2021.

(b)  Commencement of investment operations.

(c)  Calculated based upon average shares outstanding during the period.

(d)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized gains or losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.
17

Financial Highlights

Annual Report December 31, 2021

Baillie Gifford International All Cap Fund
Selected data for a Class 5 share outstanding throughout each year

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Period July 10, 2019 through December 31, 2019(b)		For the Period January 1, 2019 through April 10, 2019(b)		For the Period January 10, 2018(a) through December 31, 2018
Net asset value, beginning of period	$20.96	$16.33	$15.14		$12.64		$15.72
From Investment Operations
Net investment income(c)	0.09	0.09	0.20		0.06		0.18
Net realized and unrealized gain (loss) on investments and foreign currency	0.61	5.38	1.46		1.97		(3.11)
Net increase (decrease) in net asset value from investment operations	0.70	5.47	1.66		2.03		(2.93)
Dividends and Distributions to Shareholders
From net investment income	(0.23)	(0.21)	(0.47)		—		(0.15)
From net realized gain on investments	(3.90)	(0.63)	—		—		—
Total Dividends and Distributions	(4.13)	(0.84)	(0.47)		—		(0.15)
Net asset value, end of period	$17.53	$20.96	$16.33		$14.67		$12.64
Total Return
Total return based on net asset value(d)	3.49%	33.51%	10.95%		16.02%		(18.61)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$48,392	$60,321	$45,183		$39,464		$34,016
Ratio of net expenses to average net assets	0.46%	0.47%	0.50	%*	0.49	%*	0.49%*
Ratio of net investment income to average net assets	0.43%	0.51%	2.66	%(e)	1.59	%*	1.21%*
Portfolio turnover rate(f)	14%	12%	13%		13%		15%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Recommencement of investment operations. Class had no shareholders from April 11, 2019 to July 10, 2019. All shares of this class were redeemed on April 10, 2019 at $14.67. New shares were issued at $15.14 on July 10, 2019.

(c)  Calculated based upon average shares outstanding during the period.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Large increase due to one-off taxable stock dividends that were treated as income.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.
18

Notes to Financial Statements

Annual Report December 31, 2021

Note A — Organization and Accounting Policies

The Fund is a series of Baillie Gifford Funds (the "Trust"). The investment objective of the Fund is to achieve capital appreciation. For information on the specific investment strategies of the Fund and a description of each share class, please refer to the Fund's Prospectus for Private Placement ("Prospectus"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Massachusetts business trust on June 21, 2000, under the laws of Massachusetts. The Trust operates pursuant to the Second Amended and Restated Agreement and Declaration of Trust dated February 27, 2017, as amended from time to time.

The Fund's Class 2, Class 3, Class 4 and Class 5 share classes had shares outstanding as of December 31, 2021.

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The financial statements of the Fund have been prepared in conformity with generally accepted accounting principles in the United States of America ("GAAP"). Management is required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments

Investments for which there are readily available market quotations are valued at market value. Equity securities listed on a securities exchange, market or automated quotation system (including equity securities traded over the counter) for which quotations are readily available, are valued at the last quoted trade price on the primary exchange or market (foreign or domestic) on which they are most actively traded on the date of valuation (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the date of valuation, at the most recent quoted bid price.

Other securities for which current market quotations are not readily available (or for which quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained, or for any other reason), and all other assets, are valued at their fair value as determined in good faith by Baillie Gifford Overseas Limited (the "Manager"), pursuant to procedures approved by the Board of Trustees of the Trust (the "Board"). The actual calculations may be made by persons acting pursuant to the direction of the Board or by pricing services.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, and such events may not be reflected in the computation of the Fund's net asset value.

If events materially affecting the value of the Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager, pursuant to procedures approved by the Board. The Fund utilizes a third party pricing service for all equity securities, except those traded on Canadian, Latin American, or U.S. exchanges, subject to certain minimum confidence levels, which applies a fair value adjustment that seeks to reflect changes in such securities' market prices since the close of the market on which the securities are traded. To the extent that securities are valued using this service, the securities will be classified as Level 2 securities in the fair value measurement framework described below.

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. It establishes a single definition of fair value,

19

Notes to Financial Statements
Annual Report December 31, 2021

creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 —  unadjusted quoted prices in active markets for identical investments

Level 2 —  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —  significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities' market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund's investments at December 31, 2021 is disclosed at the end of the Fund's Portfolio of Investments.

For the year ended December 31, 2021, there were no Level 3 investments for which significant unobservable inputs were used to determine the fair value.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the applicable rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Securities Transactions and Investment Income

The Fund's securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Non-cash income, if any, is included in investment income, with any non-cash income exceeding 5% of the Fund's total income stated separately on the Statement of Operations, and is recorded at the fair market value of securities received.

Investment income, expenses (other than those specific to a particular class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

20

Notes to Financial Statements

Annual Report December 31, 2021

U.S. Federal and Other Taxes

The Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and as such will not be subject to U.S. federal income tax on income (including any net realized capital gains) which is distributed in accordance with the provisions of the Code to the Fund's shareholders. Therefore, no U.S. federal income tax provision is required.

Investment income received from investments in foreign jurisdictions may be subject to foreign withholding tax. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Whenever possible, the Fund will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

As a result of several court cases in certain countries across the European Union ("EU"), the Fund may file European tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. If any such reclaims are received, they are reflected as dividend income in the Statement of Operations and related receivables, if any, are reflected within tax reclaims receivable in the Statements of Assets and Liabilities. If the associated cash is received, the Fund will follow, for tax purposes, IRS guidance in Notice 2016-10 and reduce the current year foreign taxes paid by the amount of the refund. When uncertainty exists as to the ultimate resolution of these proceedings and the likelihood of receipt of these EU reclaims, no amounts are reflected in the financial statements.

In addition to the requirements of the Code, the Fund may also be subject to capital gains tax in India and potentially other foreign jurisdictions, on gains realized upon the sale of securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains in India may be carried forward to offset future gains. Funds with exposure to Indian securities and potentially other foreign jurisdictions accrue a deferred tax liability for unrealized gains in excess of available loss carryforwards based on existing tax rates and holding periods of the securities. As of December 31, 2021, the Fund recorded a deferred tax liability for potential future India capital gains taxes of $1,106,381.

The Fund is subject to tax accounting standards that provide guidance for how certain and uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken, or expected to be taken, in the course of preparing the Fund's tax returns to determine whether the tax positions are "more- likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more- likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year. Management has evaluated the application of these standards and has determined no liabilities for income tax related expenses are required in the financial statements of the Fund. The previous three tax year ends remain subject to examination.

During the year ended December 31, 2021, the Fund did not utilize any capital loss carryforwards.

Realized capital losses, currency losses and passive foreign investment company ("PFIC") losses incurred after October 31 ("post-October capital/late year ordinary losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. During the year ended December 31, 2021, the Fund incurred and will elect to defer net post-October or late-year losses as indicated.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Net Ordinary Income	Long Term Capital Gains	Capital Loss Carryforwards	Post October Capital/ Late Year Ordinary Losses	Net Unrealized Appreciation/ Depreciation on Investments and Foreign Currencies and Foreign Tax	Total Distributable Earnings/ Accumulated Deficit
Baillie Gifford International All Cap Fund	$—	$4,096,122	$—	$(289,427)	$191,770,809	$195,577,504

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the differing book/tax treatment of realized losses on wash sales and mark to market income on securities categorized as PFICs.

21

Notes to Financial Statements

Annual Report December 31, 2021

Dividends and Distributions to Shareholders

The Fund intends to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Fund at net asset value on the ex-dividend date unless the shareholder elects to receive dividends and distributions in cash. Currently, the Fund's policy is to distribute net investment income and net capital gains on an annual basis. Such distributions are determined in conformity with U.S. federal income tax regulations, which may differ from GAAP.

For the years ended December 31, 2021 and December 31, 2020, the tax characters of the dividends paid were:

Fund	Ordinary Income 2021	Long Term Capital Gains 2021	Return of Capital 2021	Ordinary Income 2020	Long Term Capital Gains 2020	Return of Capital 2020
Baillie Gifford International All Cap Fund	$6,821,517	$83,402,686	$—	$5,244,726	$17,093,873	$—

For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

The Fund's cost of investments and gross unrealized appreciation (depreciation) at December 31, 2021 for U.S. federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Appreciation
Baillie Gifford International All Cap Fund	$268,634,723	$230,366,059	$(37,483,910)	$192,882,149

Note B — Investment Management and Other Services

The Fund is advised and managed by the Manager. The Manager, an investment adviser registered with the

Securities and Exchange Commission (the "SEC"), is a wholly owned subsidiary of Baillie Gifford & Co.

Under an investment advisory agreement between the Manager and the Trust on behalf of the Fund (the "Advisory Agreement"), the Fund pays the Manager an investment advisory fee, in arrears.

The advisory fee paid by the Fund under the Advisory Agreement is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of the Fund's average daily net assets.

Fund	Average Daily Net Assets of the Fund (billions)	Annual Rate at Each Asset Level
Baillie Gifford International All Cap Fund	$0 - $2 >$2 - $5 Above $5	0.35 0.31% 0.29%	%

Baillie Gifford Funds Services LLC, a wholly-owned subsidiary of the Manager, serves as the sole distributor and principal underwriter of the shares of the Fund.

The Fund has adopted a Shareholder Servicing Plan providing that the Fund may pay the Manager, or any other entity that acts from time to time as the shareholder servicing agent with respect to a class of Fund shares, for services rendered and expenses borne in connection with the provision of services provided to Fund investors and/or the maintenance of shareholder accounts. For these services, the Fund pays the Manager a fee at the annualized rate of the Fund's average daily net assets attributed to each class of shares. The fee paid by Class 2 shares is 0.17%, Class 3 shares is 0.10%, Class 4 shares is 0.07% and Class 5 shares is 0.02%.

The Bank of New York Mellon ("BNYM") serves as the Fund's administrator and custodian. BNY Mellon Investment Servicing (U.S.) Inc. serves as the Trust's transfer agent, registrar and dividend disbursing agent.

22

Notes to Financial Statements

Annual Report December 31, 2021

Note C — Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2021 were as follows:

Fund	Purchases	Sales
Baillie Gifford International All Cap Fund	$71,506,422	$202,389,031

Note D — Transactions in Shares of Beneficial Interest

	Baillie Gifford International All Cap Fund
	For the Period Ended December 31, 2021				For the Year Ended December 31, 2020
	Shares		Amount		Shares		Amount
Class 2 Shares
Shares sold	496,825		$10,000,967		440,817		$7,000,000
Shares issued in reinvestment of dividends and distributions	1,311,381		21,958,684		350,101		7,087,594
Shares redeemed	(4,161,237)		(89,047,447)		(8,124,339	)(a)	(134,690,220	)(a)
Net increase (decrease)	(2,353,031)		$(57,087,796)		(7,333,421)		$(120,602,626)
Class 3 Shares
Shares sold	283,970		$6,001,749		6,425,102	(c)	$103,690,220	(c)
Shares issued in reinvestment of dividends and distributions	1,522,240		25,864,981		630,594		12,911,540
Shares redeemed	(10,124,764	)(b)	(222,931,390	)(b)	(795,798)		(15,000,000)
Net increase (decrease)	(8,318,554)		$(191,064,660)		6,259,898		$101,601,760
Class 4 Shares
Shares sold	9,386,871	(d)	$207,931,390	(d)	—		$—
Shares issued in reinvestment of dividends and distributions	1,935,963		33,178,532		—		—
Shares redeemed	(1,353,931)		(30,000,000)		—		—
Net increase (decrease)	9,968,903		$211,109,922		—		$—
Class 5 Shares
Shares sold	—		$—		—		$—
Shares issued in reinvestment of dividends and distributions	528,748		9,222,325		111,783		2,339,465
Shares redeemed	(647,233)		(13,700,000)		—		—
Net increase (decrease)	(118,485)		$(4,477,675)		111,783		$2,339,465
Total net increase (decrease)	(821,167)		$(41,520,209)		(961,740)		$(16,661,401)

(a)  6,495,741 shares and $103,690,220 converted from Class 2 into Class 3.

(b)  9,465,194 shares and $207,931,390 converted from Class 3 into Class 4.

(c)  6,425,102 shares and $103,690,220 converted into Class 3 from Class 2.

(d)  9,386,871 shares and $207,931,390 converted into Class 4 from Class 3.

23

Notes to Financial Statements

Annual Report December 31, 2021

Note E — Beneficial Ownership

Beneficial ownership, either direct or indirect, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2021, the following shareholders beneficially owned 25% or more of the Fund's voting securities:

Investor	Percentage
The Municipal Fire & Police Retirement System of Iowa	36.83%
Methodist Le Bonheur Healthcare	28.69%

Purchase and redemption activity of these accounts may have a significant effect on the operation of the Fund.

Note F — Commitments and Contingencies

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.

The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note G — Line of Credit

The Trust entered into a committed facility with BNYM on May 1, 2017, most recently renewed April 20, 2021 and expiring April 19, 2022, which allows certain series of the Trust to borrow up to $75 million in total subject to minimum asset coverage requirements set out in the Credit Agreement. Each such series may borrow money under this credit facility for the temporary funding of shareholder redemptions or for other temporary or emergency purposes.

In normal market conditions, borrowings are charged an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the one-month U.S. LIBOR Rate.

Effective April 20, 2021, language was added to the credit agreement to set out alternative rates chargeable on borrowings if certain conditions are met including if LIBOR ceases to be published. In these circumstances the rate chargeable would be calculated based on an alternative such as the Secured Overnight Financing Rate ("SOFR").

The Fund pays a share of a commitment fee on the portion of the facility which is undrawn. Effective April 20, 2021, the commitment fee is 0.25% on undrawn amounts.

The rate payable at December 31, 2021 was 1.35% on any amount drawn down. There were no borrowings made against the credit facility during the period.

Note H — Principal Risks (unaudited)

The below is a selection of the Fund's principal risks. Additional risks of investing in the Fund are included in the Fund's Prospectus.

Investment Style Risk

The Manager actively makes investment decisions for the Fund through bottom-up stock selection. Accordingly, the Fund will have risk characteristics that differ from its benchmark indices. The Manager's judgments about the attractiveness, relative value, or potential appreciation of a particular stock may prove to be incorrect and cause the Fund to lose money or underperform compared to its benchmark index. There can be no assurance that the

24

Notes to Financial Statements

Annual Report December 31, 2021

Manager's investment decisions will produce the desired results.

Growth Stock Risk

The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Long-Term Investment Strategy Risk

The Fund pursues a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause the Fund to lose money or underperform compared to its benchmark index or other mutual funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in a Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund's portfolio.

Emerging Markets Risk

To the extent the Fund invests in emerging market securities, the Fund may be exposed to greater market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed markets.

Geographic Focus Risk

The Fund expects to focus investments in a limited number of countries or geographic regions, and as a result may not offer the same level of diversification of risks as a more broadly global fund because the Fund will be exposed to a smaller geographic area. The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified portfolio.

Market Disruption and Geopolitical Risk

Communicable diseases, including those that result in pandemics or epidemics, may pose significant threats to human health, and such diseases, along with any efforts to contain their spread, may be highly disruptive to both global and local economies and markets, with significant negative impact on individual issuers, sectors, industries, and asset classes. Significant public health crises, including those triggered by the transmission of a communicable disease and efforts to contain it may result in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. All of these disruptive effects were present, for example, in the global pandemic linked to the outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 that was first reported in China in December 2019.

For further information on the risks of investing in the Fund, please refer to the Prospectus.

Note I — Legal Notice (unaudited)

MSCI

The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of

25

Notes to Financial Statements

Annual Report December 31, 2021

this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information.

Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Note J — Liquidity Risk Management Program (unaudited)

In accordance with Rule 22e-4 (the "Liquidity Rule") under the 1940 Act, the Fund has adopted and implemented a liquidity risk management program (the "Program"). The purpose of the Program is to outline the techniques, tools and arrangements employed for the management of liquidity risk within the Fund, and the terms, contents and frequency of reporting and escalation of any issues to the Board. Liquidity is managed taking into account of the investment strategy, liquidity profile, and redemption policy and history of the Fund, with the objective of maintaining a level of liquidity that is appropriate in light of the Fund's obligations to its shareholders. The Program assesses liquidity risk under both normal and stressed market conditions.

During the reporting period, the Fund maintained a high level of liquidity and primarily held assets that are defined under the Liquidity Rule as "Highly Liquid Investments". As a result, the Fund has not adopted a "Highly Liquid Investment Minimum", as defined under the Liquidity Rule. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

During the reporting period, there were no liquidity events that materially affected the performance of the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Manager, which has been designated by the Board to administer the Program, determined that, during the reporting period, the Program operated adequately and effectively to manage the Fund's liquidity risk. There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risks applicable to the Fund can be found in the Fund's Prospectus.

Note K — Subsequent Events

Events or transactions that occur after the financial statement date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes.

There were no subsequent events identified between December 31, 2021 and the issuance of the Financial Statements.

26

Report of Independent Registered Public Accounting Firm

Annual Report December 31, 2021

To the Shareholders of Baillie Gifford International All Cap Fund and
Board of Trustees of Baillie Gifford Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Baillie Gifford Funds comprising Baillie Gifford International All Cap Fund (the "Fund") as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio
February 25, 2022

27

Supplemental Information (unaudited)

Annual Report December 31, 2021

Federal Income Tax Information

The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the year ended December 31, 2021.

Fund	Qualified Dividend Income
Baillie Gifford International All Cap Fund	55.95%

For corporate shareholders, the percentage of ordinary income distributions for the year ended December 31, 2021 for the corporate dividends-received deduction is:

Fund	Dividends-received Deductions
Baillie Gifford International All Cap Fund	0.00%

In February 2022, certain U.S. shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of the distributions received in the calendar year 2021.

Foreign Taxes Paid — The Fund elects under the Code Section 853 to pass through foreign taxes paid to its shareholders. The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended December 31, 2021, are as follows:

Fund	Foreign Taxes Per Share	Foreign Income Per Share
Baillie Gifford International All Cap Fund	0.0292	0.1921

28

Supplemental Information (unaudited)

Annual Report December 31, 2021

Management of the Trust

The following tables set forth the Trustees and officers of the Trust, their principal occupations during the past five years, and certain other information as of December 31, 2021.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served as Trustee(1)	Principal Occupation and Other Directorships Held During Past 5 Years(2)	Number of Funds in Fund Complex overseen by Trustee(3)
Indepedent Trustees
Howard W. Chin 1952	Trustee, Chair of the Nominating and Governance Committee	Since 2015	Retired. Formerly: Managing Director, Investments, Guardian Life Insurance (financial services).	21
Pamela M.J. Cox 1952	Trustee	Since 2017	Retired. Formerly: Senior Associate (nonresident), CSIS (think-tank); Senior Vice President; Vice President East Asia, World Bank Group (international bank & financial services).	21
Robert E. Rigsby 1949	Trustee, Chair of the Audit Oversight Committee	Since 2014	Retired. Formerly: President & COO, Delivery Business at Dominion Energy, Inc. (electric and gas energy company).	21
Donald P. Sullivan Jr. 1954	Trustee	Since 2020	Retired. Formerly: Senior Vice President, Agency Distribution, Guardian Life Insurance (financial services).	21
Interested Trustee
David Salter(4) 1975	Trustee, Chairman of the Board, and President	Since 2016 (Previously Vice President since 2014)	Partner, Baillie Gifford & Co. (investment adviser); CEO & Chair, Baillie Gifford Funds Services LLC (broker-dealer).	21

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation During Past 5 Years(2)
Officers (other than officers who are also Trustees)
Andrew Telfer 1967	Vice President	Since 2008	Managing Partner, Baillie Gifford & Co.
Michael Stirling-Aird 1977	Vice President	Since 2012	Client Service Director, Baillie Gifford Overseas Limited.
Julie Paul 1975	Vice President	Since 2012	Manager, North American Funds Operations Department, Baillie Gifford & Co.
Tim Campbell 1975	Vice President	Since 2014	Partner, Baillie Gifford & Co. (investment adviser); Manager, Baillie Gifford International LLC with oversight of marketing performed in North America.

29

Supplemental Information (unaudited)

Annual Report December 31, 2021

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation During Past 5 Years(2)
Officers (other than officers who are also Trustees)
Lindsay Cockburn 1978	Treasurer	Since 2015	Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).
Gareth Griffiths 1973	Secretary and Chief Legal Officer	Secretary since 2015; Chief Legal Officer since 2017	Senior Legal Counsel for Baillie Gifford & Co. (investment adviser).
Graham Laybourn 1966	Vice President	Since 2018	Partner, Baillie Gifford & Co. (investment adviser).
Suzanne Quinn 1979	Chief Compliance Officer and AML Compliance Officer	Since 2018	Manager, Compliance Department, Baillie Gifford & Co. (investment adviser).
Lesley-Anne Archibald 1988	Vice President	Since 2017	Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).
Kelly Cameron 1989	Vice President	Since 2020	Client Service Director, Baillie Gifford Overseas Limited (investment adviser).
Neil Riddell 1968	Chief Risk Officer	Since 2021	Head of Group Business Risk, Baillie Gifford & Co.

The address of each Trustee and officer of the Trust is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN.

(1)  There is no stated term of office for the Trustees and a Trustee may serve until such Trustee reaches the age of 75 years. The Chair of the Board and officers of the Trust, including the President of the Trust, are elected annually by the Board.

(2)  Previous positions during the past five years with Baillie Gifford & Co., the Manager, and Baillie Gifford Group are omitted if not materially different from the positions listed.

(3)  The number of Funds in the Fund complex overseen by the Trustee includes series of the Trust not included in this shareholder report or which have not yet commenced investment operations as of the date hereof.

(4)  David Salter is an "interested person" (as defined in the 1940 Act) of the Trust or the Manager due to his positions with the Manager and his role as an officer of the Trust.

Additional information regarding the Trustees is in the Fund's Statement of Additional Information and is available upon request, without charge, by calling the Manager at 011-44-131-275-2000. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Manager at 011-44-131-275-2000 or on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling the Manager at 011-44-131-275-2000 or by accessing the Fund's Form N-PX on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Form N-PORT. The Fund's Form N-PORT is available on the SEC's website at http://www.sec.gov.

30

Copyright © Baillie Gifford & Co 2015.

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Mr. Robert E. Rigsby, is qualified to serve as an audit committee financial expert serving on its audit oversight committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $362,518 for 2021 and $294,770 for 2020.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2020.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $110,210 for 2021 and $85,690 for 2020. These services are related to the review of federal and state income tax returns, excise tax returns, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2020.

(e)(1)	In order for the Trust’s accountant to remain independent, the following engagements must be approved in advance by the Trust’s Audit Oversight Committee or pursuant to the Pre-Approval Policies and Procedures for Audit and Non-Audit Services, as adopted by the Trust’s Audit Oversight Committee:

(a)	any engagement of the accountant to provide audit services or non-audit services to the Trust; and

(b)	any engagement of the accountant to provide non-audit services to the Trust’s investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Service Providers”), if the engagement relates directly to the operations and financial reporting of the Trust.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Audit Related Fees – Not Applicable

(c) Tax Fees – 0%

(d) All Other Fees – 0%

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $6,280 for 2021 and $12,300 for 2020.

The fees disclosed above relate to ad-hoc tax advice provided by the registrant’s accountant to the registrant’s investment adviser, and a review & consent relating to the registrant’s Registration Statement.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	In accordance with Section 13(c) of the Investment Company Act of 1940, the registrant has divested itself of the following securities since the filing of its last report or Form N-CSR.

Baillie Gifford EAFE Plus All Cap Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco B	ATCO B	SE0011166628	19,970 4,950	12/13/2021 12/20/2021	105,348	Sudan Accountability and Divestment Act of 2007

Baillie Gifford Global Alpha Equities Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco B	ATCO B	SE0011166628	14,159	11/04/2021	278,949	Sudan Accountability and Divestment Act of 2007

Baillie Gifford Global Stewardship Equities Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco B	ATCO B	SE0011166628	82	11/09/2021	1,408	Sudan Accountability and Divestment Act of 2007

Baillie Gifford International All Cap Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco B	ATCO B	SE0011166628	9,267 9,620 5,338	09/10/2021 09/21/2021 09/23/2021	166,264	Sudan Accountability and Divestment Act of 2007

Baillie Gifford International Alpha Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco B	ATCO B	SE0011166628	33,113 37,840	09/22/2021 09/30/2021	1,388,845	Sudan Accountability and Divestment Act of 2007

Baillie Gifford International Concentrated Growth Equities Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco B	ATCO B	SE0011166628	3,456 469	10/03/2021 12/30/2021	23,205	Sudan Accountability and Divestment Act of 2007

Baillie Gifford International Growth Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco A	ATCO A	SE0011166610	23,133	12/30/2021	1,491,292	Sudan Accountability and Divestment Act of 2007

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Baillie Gifford Funds

By (Signature and Title)*	/s/ David Salter, President
David Salter, President
(principal executive officer)

Date:	March 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David Salter, President
David Salter, President
(principal executive officer)

Date:	March 2, 2022

By (Signature and Title)*	/s/ Lindsay Cockburn, Treasurer
Lindsay Cockburn, Treasurer
(principal financial officer)

Date:	March 2, 2022

* Print the name and title of each signing officer under his or her signature.